                                                             EXHIBIT 7.1


                      PNC MORTGAGE SECURITIES CORP.,

                     as Depositor and Master Servicer

                                    and

                   STATE STREET BANK AND TRUST COMPANY,

                                as Trustee


                      POOLING AND SERVICING AGREEMENT

                              $1,688,837,275

                       PNC Mortgage Securities Corp.

                    Mortgage Pass-Through Certificates

                              Series 1998-10

                      Cut-Off Date:  October 1, 1998

     This Pooling and Servicing Agreement, dated and effective as of October 1, 1998 (this "Agreement"), is executed by and between PNC Mortgage Securities Corp., as Depositor and Master Servicer (the "Company") and State Street Bank and Trust Company, as Trustee (the "Trustee"). Capitalized terms used in this Agreement and not otherwise defined have the meanings ascribed to such terms in Article I hereof.

                           PRELIMINARY STATEMENT

     The Company at the Closing Date is the owner of the Mortgage Loans and the other property being conveyed by it to the Trustee for inclusion in the Trust Fund. On the Closing Date, the Company will acquire the REMIC I Regular Interests and the Class R-1 Certificates from the Trust Fund as consideration for its transfer to the Trust Fund of the Mortgage Loans and certain other assets and will be the owner of the REMIC I Regular Interests and the Class R-1 Certificates. Thereafter on the Closing Date, the Company will acquire the Certificates (other than the Class R-1 Certificates) from REMIC II as consideration for its transfer to REMIC II of the REMIC I Regular Interests and will be the owner of the Certificates. The Company has duly authorized the execution and delivery of this Agreement to provide for (i) the conveyance to the Trustee of the Mortgage Loans and the issuance to the Company of the REMIC I Regular Interests and the Class R-1 Certificates representing in the aggregate the entire beneficial ownership of REMIC I, (ii) the conveyance to the Trustee of the REMIC I Regular Interests and the issuance to the Company of the REMIC II Regular Interests and the Class R-2 Certificates representing in the aggregate the entire beneficial interest of REMIC II. All covenants and agreements made by the Company and the Trustee herein with respect to the Mortgage Loans and the other property constituting the assets of REMIC I are for the benefit of the Holders from time to time of the REMIC I Regular Interests and the Class R-1 Certificates. All covenants and agreements made by the Company and the Trustee herein with respect to the REMIC I Regular Interests are for the benefit of the Holders from time to time of the REMIC II Regular Interests and the Class R-2 Certificates. The Company is entering into this Agreement, and the Trustee is accepting the two separate trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

     The Certificates issued hereunder, other than the Group I Junior Subordinate Certificates, have been offered for sale pursuant to a
Prospectus, dated October 23, 1998, and a Prospectus Supplement, dated October 28, 1998, of the Company (together, the "Prospectus"). The Group I Junior Subordinate Certificates have been offered for sale pursuant to a Private Placement Memorandum, dated October 30, 1998. The Trust Fund and the REMIC II Trust Fund created hereunder are collectively intended to be the "Trust" described in the Prospectus and the Private Placement Memorandum and the Certificates are intended to be the "Certificates" described therein. The following tables set forth the designation, type of interest, initial Certificate Interest Rate, initial Class Principal Balance, initial Class Notional Amount and Final Maturity Date for the REMIC I Regular Interests and the Certificates:


                                  REMIC I
Class Designation
for each REMIC I
Regular Interest
and the Class R-1 Type of  Remittance     Initial Class     Final Maturity
Certificates      Interest Rate (1)       Principal Balance Date*
----------------- -------- -------------  ----------------- --------------
Class I-A-1-L     Regular  6.750%             97,818,645.00 December 2028
Class I-A-2-L     Regular  6.750%              3,744,145.00 December 2028
Class I-A-3-L     Regular  6.750%             21,709,234.00 December 2028
Class I-A-4-L     Regular  6.750%             74,239,428.00 December 2028
Class I-A-5-L     Regular  6.850%             17,045,038.00 December 2028
Class I-A-6-L     Regular  6.500%             39,890,952.00 December 2028
Class I-A-7-L     Regular  6.500%             21,000,000.00 December 2028
Class I-A-8-L     Regular  6.500%            195,000,000.00 December 2028
Class I-A-9-L     Regular  6.500%             43,943,553.00 December 2028
Class I-A-10-L    Regular  (2)                 8,349,706.00 December 2028
Class I-A-11-L    Regular  (2)                   252,520.00 December 2028
Class I-A-12-L    Regular  (2)                    33,333.00 December 2028
Class I-A-13-L    Regular  6.9299972%          1,250,000.00 December 2028
Class I-A-14-L    Regular  7.000%                500,000.00 December 2028
Class I-A-15-L    Regular  6.500%                500,000.00 December 2028
Class I-A-16-L    Regular  6.500%              3,000,000.00 December 2028
Class I-A-17-L    Regular  6.500%             44,936,981.00 December 2028




Class I-A-18-L    Regular  6.500%                500,000.00 December 2028
Class I-A-19-L    Regular  6.500%             52,359,102.00 December 2028
Class I-A-20-L    Regular  6.500%            195,916,801.00 December 2028
Class I-A-21-L    Regular  6.500%             29,104,843.00 December 2028
Class I-A-22-L    Regular  6.500%              9,200,000.00 December 2028
Class I-A-23-L    Regular  6.500%                500,000.00 December 2028
Class II-A-1-L    Regular  7.000%            564,411,343.00 November 2028
Class II-A-2-L    Regular  (2)                45,207,600.00 November 2028
Class III-A-1-L   Regular  7.000%             73,711,589.00 November 2013
Class III-A-2-L   Regular  (2)                 5,904,070.00 November 2013
Class IV-A-1-L    Regular  6.250%             77,196,297.00 November 2013
Class IV-AM-L     Regular  6.250%              3,099,579.00 November 2013
Class II-M-L      Regular  6.4809%            17,267,167.19 November 2028
Class III-M-L     Regular  6.4809%             1,426,108.79 November 2013
Class IV-M-L      Regular  6.250%              2,066,386.01 November 2013
Class I-X-L       Regular  6.500% (3)                ------ December 2028
Class II-X-1-L    Regular  7.000% (3)                ------ November 2028
Class II-X-2-L    Regular  7.000% (3)                ------ November 2028
Class II-X-3-L    Regular  7.000% (3)                ------ November 2028
Class III-X-L     Regular  7.000% (3)                ------ November 2013
Class IV-X-L      Regular  6.250% (3)                ------ November 2013
Class I-P-L       Regular  (2)                   723,832.00 December 2028
Class II-P-L      Regular  (2)                 1,010,848.00 November 2028
Class III-P-L     Regular  (2)                   450,142.00 November 2013
Class IV-P-L      Regular  (2)                   293,172.00 November 2013
Class I-B-1-L     Regular  6.500%             22,612,026.00 December 2028
Class I-B-2-L     Regular  6.500%              8,592,571.00 December 2028
Class I-B-3-L     Regular  6.500%              4,070,164.00 December 2028
Class I-B-4-L     Regular  6.500%              2,713,443.00 December 2028
Class I-B-5-L     Regular  6.500%              2,261,202.00 December 2028
Class I-B-6-L     Regular  6.500%              2,713,444.98 December 2028
Excess Amount (4) Regular  ------                    ------ November 2028
Class R-1+        Residual 6.500%                     50.00 December 2028

* The Distribution Date in the month following the month the latest maturing Mortgage Loan in the related Loan Group matures.
+    The Class R-1 Certificates are entitled to receive the applicable
Residual Distribution Amount and Excess Liquidation Proceeds.
(1) Interest distributed to the REMIC I Regular Interests (other than the Class I-A-10-L, Class I-A-11-L, Class I-A-12-L, Class II-A-2-L, Class III-A-2-L and Class P-L Regular Interests, which will not be entitled to receive any distributions of interest) and the Class R-1 Certificates on each Distribution Date will have accrued at the applicable per annum Certificate Interest Rate on the Class Principal Balance or Class Notional Amount outstanding following the immediately prior Distribution Date (or with respect to the first Distribution Date, as of the Closing Date).
(2) The Class I-A-10-L, Class I-A-11-L, Class I-A-12-L, Class II-A-2-L, Class III-A-2-L and Class P-L Regular Interests shall not be entitled to receive any distributions of interest.
(3) Each of the Class X-L Regular Interests shall accrue interest on the related Class Notional Amount. The Class X-L Regular Interests shall not be entitled to receive any distributions of principal.

(4) The Excess Amount will accrue interest at a per annum rate of 0.5191% on the outstanding Principal Balance of each Group II, Group III and Group IV Loan in the Trust Fund.


     As provided herein, with respect to REMIC I, the Company will cause an election to be made on behalf of REMIC I to be treated for federal income tax purposes as a REMIC. The REMIC I Regular Interests will be designated regular interests in REMIC I and the Class R-1 Certificates will be designated the sole class of residual interest in REMIC I, for purposes of the REMIC Provisions.

                                 REMIC II
Class Designation
for each REMIC I
Regular Interest
and the Class R-1 Type of  Remittance     Initial Class     Final Maturity
Certificates      Interest Rate (1)       Principal Balance Date*
----------------- -------- -------------  ----------------- --------------
Class I-A-1       Regular  6.750%             97,818,645.00 December 2028
Class I-A-2       Regular  6.750%              3,744,145.00 December 2028
Class I-A-3       Regular  6.750%             21,709,234.00 December 2028
Class I-A-4       Regular  6.750%             74,239,428.00 December 2028
Class I-A-5       Regular  6.850%             17,045,038.00 December 2028
Class I-A-6       Regular  6.500%             39,890,952.00 December 2028
Class I-A-7       Regular  6.500%             21,000,000.00 December 2028
Class I-A-8       Regular  6.500%            195,000,000.00 December 2028
Class I-A-9       Regular  6.500%             43,943,553.00 December 2028
Class I-A-10      Regular  (2)                 8,349,706.00 December 2028
Class I-A-11      Regular  (2)                   252,520.00 December 2028
Class I-A-12      (5)      10.500% (5)            33,333.00 December 2028
Class I-A-13      Regular  6.650%              1,250,000.00 December 2028
Class I-A-14      Regular  7.000%                500,000.00 December 2028
Class I-A-15      Regular  6.500%                500,000.00 December 2028
Class I-A-16      Regular  6.500%              3,000,000.00 December 2028
Class I-A-17      Regular  6.500%             44,936,981.00 December 2028
Class I-A-18      (3)      (3)                   500,000.00 December 2028
Class I-A-19      Regular  6.500%             52,359,102.00 December 2028
Class I-A-20      Regular  6.320%            195,916,801.00 December 2028
Class I-A-21      Regular  6.500%             29,104,843.00 December 2028
Class I-A-22      Regular  6.500%              9,200,000.00 December 2028
Class I-A-23      Regular  6.500%                500,000.00 December 2028
Class I-A-24      Regular  6.500% (4)             --------- December 2028
Class II-A-1      Regular  7.000%            564,411,343.00 November 2028
Class II-A-2      Regular  (2)                45,207,600.00 November 2028
Class III-A-1     Regular  7.000%             73,711,589.00 November 2013
Class III-A-2     Regular  (2)                 5,904,070.00 November 2013
Class IV-A-1      Regular  6.250%             77,196,297.00 November 2013




Class IV-AM       Regular  6.250%              3,099,579.00 November 2013
Class II-M        Regular  6.4809%            17,267,167.19 November 2028
Class III-M       Regular  6.4809%             1,426,108.79 November 2013
Class IV-M        Regular  6.250%              2,066,386.01 November 2013
Class I-X         Regular  6.500% (4)                ------ December 2028
Class II-X-1      Regular  7.000% (4)                ------ November 2028
Class II-X-2      Regular  7.000% (4)                ------ November 2028
Class II-X-3      Regular  7.000% (4)                ------ November 2028
Class III-X       Regular  7.000% (4)                ------ November 2013
Class IV-X        Regular  6.250% (4)                ------ November 2013
Class I-P         Regular  (2)                   723,832.00 December 2028
Class II-P        Regular  (2)                 1,010,848.00 November 2028
Class III-P       Regular  (2)                   450,142.00 November 2013
Class IV-P        Regular  (2)                   293,172.00 November 2013
Class I-B-1       Regular  6.500%             22,612,026.00 December 2028
Class I-B-2       Regular  6.500%              8,592,571.00 December 2028
Class I-B-3       Regular  6.500%              4,070,164.00 December 2028
Class I-B-4       Regular  6.500%              2,713,443.00 December 2028
Class I-B-5       Regular  6.500%              2,261,202.00 December 2028
Class I-B-6       Regular  6.500%              2,713,444.98 December 2028
Class R-2+        Residual 6.500%                     50.00 December 2028

* The Distribution Date in the month following the month the latest maturing Mortgage Loan in the related Loan Group matures.
+    The Class R-2 Certificates are entitled to receive the applicable
Residual Distribution Amount.
(1) Interest distributed to the Certificates (other than the Class I-A-10, Class I-A-11, Class II-A-2, Class III-A-2 and Class P Certificates, which will not be entitled to receive any distributions of interest) on each Distribution Date will have accrued at the applicable per annum Certificate Interest Rate on the Class Principal Balance or Class Notional Amount outstanding following the immediately prior Distribution Date (or with respect to the first Distribution Date, as of the Closing Date).
(2)  The Class I-A-10, Class I-A-11, Class II-A-2, Class III-A-2 and Class
P Certificates shall not be entitled to receive any distributions of interest.
(3) The Certificate Interest Rate on the Class I-A-18 Certificates for the first twelve Distribution Dates shall be 7.500% per annum. Thereafter, the Certificate Interest Rate on the Class I-A-18 Certificates shall be 6.500% per annum. The Class I-A-18 Certificates are comprised of (i) the Class I-A-18 REMIC II Regular Interest whose Class Principal Balance is equal to the Class I-A-18 Principal Balance and which accrue interest at a Certificate Interest Rate of 6.500% per annum and (ii) a right to receive additional interest payments from the Class I-A-18 Interest Supplement Account.
(4) Each of the Class X and Class I-A-24 Certificates shall accrue interest on the related Class Notional Amount. The Class X and Class I-A-24 Certificates shall not be entitled to receive any distributions of principal.
(5)          The Class I-A-12 Certificates will be comprised of two REMIC
II Regular Interests: REMIC II Regular Interest I-A-12-PO, which is entitled to the principal distributions received by REMIC II attributable to the Class I-A-12-L Regular Interests; and REMIC II Regular Interest I-A-12-IO, which is entitled to that portion of the interest payable on the

Class I-A-13-L Regular Interests corresponding to interest at a rate equal to the excess of 6.9299972% over 6.65%.


     As provided herein, with respect to REMIC II, the Company will cause an election to be made on behalf of REMIC II to be treated for federal income tax purposes as a REMIC. The Certificates (other than the Class I-A-12, Class I-A-18, Class R-1 and Class R-2 Certificates), REMIC II Regular Interest I-A-12-PO, REMIC II Regular Interest I-A-12-IO and the portion of the Class I-A-18 Certificates other than the right to receive interest payments from the Class I-A-18 Interest Supplement Account will be designated regular interests in REMIC II, and the Class R-2 Certificates will be designated the sole class of residual interest in REMIC II, for purposes of the REMIC Provisions. As of the Cut-Off Date, the Mortgage Loans have an aggregate Principal Balance of $1,688,837,275 and the Certificates have an Aggregate Certificate Principal Balance of $1,688,837,275.

                           W I T N E S S E T H :

     WHEREAS, the Company is a corporation duly organized and existing under and by virtue of the laws of the State of Delaware and has full corporate power and authority to enter into this Agreement and to undertake the obligations undertaken by it herein;

     WHEREAS, the Company is the owner of the Mortgage Loans identified in the Mortgage Loan Schedule hereto having unpaid Principal Balances on the Cut-Off Date as stated therein;

     WHEREAS, the Company has been duly authorized to (i) create a trust (the "Trust Fund") to hold the Mortgage Loans and certain other property and (ii) sell undivided beneficial ownership interests in REMIC I and in order to do so is selling the REMIC I Regular Interests issued hereunder as hereinafter provided;

     WHEREAS, the Company has been duly authorized to (i) create a trust ("REMIC II") to hold the REMIC I Regular Interests and (ii) sell undivided beneficial ownership interests in REMIC II and in order to do so is selling the Certificates issued hereunder as hereinafter provided; and

     WHEREAS, the Trustee is a Massachusetts trust company duly organized and existing under the laws of The Commonwealth of Massachusetts and has full power and authority to enter into this Agreement.

     NOW, THEREFORE, in order to declare the terms and conditions upon which the Certificates are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Certificates by the Holders thereof, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective Holders from time to time of the Certificates, as follows:

                                 ARTICLE I

     Section 1.01.  Definitions.

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Aggregate Certificate Principal Balance: At any given time, the sum of the then current Class Principal Balances of the Certificates.

     Appraised Value: The amount set forth in an appraisal made by or for the mortgage originator in connection with its origination of each Mortgage Loan, or with respect to certain Mortgage Loans originated to refinance mortgage debt, the appraisal made by or for the mortgage originator in connection with the origination of such mortgage debt.

     Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment or mortgage of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

     Authenticating Agent: Any authenticating agent appointed by the Trustee pursuant to Section 8.11.

     Authorized Denomination: With respect to the Certificates (other than the Class I-A-2, Class I-A-12, Class I-A-13, Class I-A-14, Class I-A-15, Class I-A-16, Class I-A-18, Class I-A-23, Class I-A-24, Class X and Residual Certificates), an initial Certificate Principal Balance equal to $25,000 and integral multiples of $1 in excess thereof, except that one Certificate of each such Class may be issued in a different amount. With respect to the Class I-A-2, Class I-A-12, Class I-A-13, Class I-A-14, Class I-A-15, Class I-A-16, Class I-A-18 and Class I-A-23 Certificates, an
initial   Certificate  Principal  Balance  equal  to  $1,000  and  integral multiples of $1 in excess thereof. With respect to the Class X and Class I-A-24 Certificates, a Class Notional Amount as of the Cut-Off Date equal to $100,000 and multiples of $1 in excess thereof, except that one Certificate of each such Class may be offered in a different amount. With respect to each Class of the Residual Certificates, one Certificate with a Percentage Interest equal to 0.01% and one Certificate with a Percentage Interest equal to 99.99%.

     Balloon Loan: Any Mortgage Loan which, by its terms, does not fully amortize the principal balance thereof by its stated maturity and thus requires a payment at the stated maturity larger than the monthly payments due thereunder.

     Bankruptcy Loss: A loss on a Mortgage Loan arising out of (i) a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a case under the United States Bankruptcy Code, other than any such reduction that arises out of clause
(ii) of this definition of "Bankruptcy Loss", including, without limitation, any such reduction that results in a permanent forgiveness of principal, or (ii) with respect to any Mortgage Loan, a valuation, by a court of competent jurisdiction in a case under such Bankruptcy Code, of the related Mortgaged Property in an amount less than the then outstanding Principal Balance of such Mortgage Loan. Notwithstanding the foregoing, no such occurrence shall be considered a Bankruptcy Loss so long as the Master Servicer or the related Servicer is pursuing any other remedies that may be available with respect to the related Mortgage Loan and (i) such Mortgage Loan is not in default with respect to payments due thereunder or (ii) scheduled monthly payments of principal and interest are being advanced by the Master Servicer or the related Servicer without giving effect to any reduction in the scheduled Monthly Payment referred to in clause (i) of the preceding sentence.

     Bankruptcy and Extraordinary Expense Reserve Fund: The separate trust account held by the Trustee in accordance with Section 3.18, which account shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trustee on behalf of the Certificateholders, or any other account serving a similar function acceptable to the Rating Agencies and the Trustee, and which account provides that the Trustee may make, or cause to be made, withdrawals therefrom in accordance with Section 3.18.

     Beneficial Holder: A Person holding a beneficial interest in any Book-Entry Certificate as or through a DTC Participant or an Indirect DTC Participant or a Person holding a beneficial interest in any Definitive Certificate.

     Book-Entry   Certificates:  The  Class  A,  Class  X   and   Class   P
Certificates, beneficial ownership and transfers of which shall be made through book entries as described in Section 5.07.

     Business Day: Any day other than a Saturday, a Sunday, or a day on which banking institutions in Chicago, Illinois, Boston, Massachusetts or New York, New York are authorized or obligated by law or executive order to be closed.

     Buydown Agreement: An agreement between a Person and a Mortgagor pursuant to which such Person has provided a Buydown Fund.

     Buydown Fund: A fund provided by the originator of a Mortgage Loan or another Person with respect to a Buydown Loan which provides an amount sufficient to subsidize regularly scheduled principal and interest payments due on such Buydown Loan for a period. Buydown Funds may be (i) funded at the par values of future payment subsidies, or (ii) funded in an amount less than the par values of future payment subsidies, and determined by discounting such par values in accordance with interest accruing on such amounts, in which event they will be deposited in an account bearing interest. Buydown Funds may be held in a separate Buydown Fund Account or may be held in a Custodial Account for P&I or a Custodial Account for Reserves and monitored by a Servicer.

     Buydown Fund Account: A separate account or accounts created and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Master Servicer, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agencies) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. Such account or accounts may be non-interest bearing or may bear interest. In the event that a Buydown Fund Account is established pursuant to clause (b) of the preceding sentence, amounts held in such Buydown Fund Account shall not exceed the level of deposit insurance coverage on such account; accordingly, more than one Buydown Fund Account may be established.

     Buydown Loan: A Mortgage Loan for which the Mortgage Interest Rate has been subsidized through a Buydown Fund provided at the time of origination of such Mortgage Loan.

     Certificate: Any one of the Group I, Group II, Group III, Group IV or Residual Certificates, issued pursuant to this Agreement, executed by the Trustee and authenticated by or on behalf of the Trustee hereunder in substantially one of the forms set forth in Exhibit A and B hereto. The additional matter appearing in Exhibit H shall be deemed incorporated into Exhibits A as though set forth at the end of such Exhibits.

     Certificate Account: The separate trust account created and maintained with the Trustee, the Investment Depository or any other bank or trust company acceptable to the Rating Agencies which is incorporated under the laws of the United States or any state thereof pursuant to Section 3.04, which account shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trustee on behalf of the Certificateholders or any other account serving a similar function acceptable to the Rating Agencies. Funds in the Certificate Account in respect of the Mortgage Loans in each of the Loan Groups and amounts withdrawn from the Certificate Account attributable to each of such Loan Groups shall be accounted for separately. Funds in the Certificate Account may be invested in Eligible Investments pursuant to Section 3.04(b) and reinvestment earnings thereon shall be paid to the Master Servicer as additional servicing compensation. Funds deposited in the Certificate Account (exclusive of the Master Servicing Fee) shall be held in trust for the Certificateholders and for the uses and purposes set forth in Section 3.04, Section 3.05, Section 4.01 and Section 4.04.

     Certificateholder or Holder: With respect to the Certificates, the person in whose name a Certificate is registered in the Certificate
Register, except that, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Company, the Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Percentage Interests necessary to effect any such consent has been obtained; provided, that the Trustee may conclusively rely upon an Officer's Certificate to determine whether any Person is an affiliate of the Company or the Master Servicer. With respect to the REMIC I Regular Interests, the owner of the REMIC I Regular Interests, which as of the

Closing Date shall be the Trustee.

     Certificate Group: The Group I, Group II, Group III and Group IV Certificates, as applicable.

     Certificate Interest Rate: For each Class of Certificates and REMIC I Regular Interests, the per annum rate set forth as the Certificate Interest Rate for such Class in the Preliminary Statement hereto.

     Certificate Principal Balance: For each Certificate of any Class, the portion of the related Class Principal Balance, if any, represented by such Certificate.

     Certificate   Register   and  Certificate  Registrar:   The   register
maintained  and the registrar appointed, respectively, pursuant to  Section
5.03.

     Class: All REMIC I Regular Interests or the Class R-1 Certificates having the same priority and rights to payments on the Mortgage Loans from the REMIC I Available Distribution Amount, all REMIC II Regular Interests or the Class R-2 Certificates having the same priority and rights to payments on the REMIC I Regular Interests from the REMIC II Available Distribution Amount, as applicable, which REMIC I Regular Interests and REMIC II Regular Interests, as applicable, shall be designated as a separate Class, and which, in the case of the Certificates, shall be set forth in the applicable forms of Certificates attached hereto as Exhibits A and B. Each Class of REMIC I Regular Interests and the Class R-1 Certificates shall be entitled to receive the amounts allocated to such Class pursuant to the definition of "REMIC I Distribution Amount" only to the extent of the REMIC I Available Distribution Amount for such Distribution Date remaining after distributions in accordance with prior clauses of the definition of "REMIC I Distribution Amount" and each Class of Certificates (other than the Class R-1 Certificates) shall be entitled to receive the amounts allocated to such Class pursuant to the definition of "REMIC II Distribution Amount" only to the extent of the REMIC II Available Distribution Amount for such Distribution Date remaining after distributions in accordance with prior clauses of the definition of "REMIC II Distribution Amount".

     Class A Certificates: The Group I-A, Group II-A, Group III-A and Class IV-A-1 Certificates.

     Class A-L Regular Interests: The Group I-A-L, Group II-A-L, Group III-A-L and Class IV-A-1-L Regular Interests.

     Class B Certificates: The Group I-B Certificates.

     Class B-L Regular Interests : The Group I-B-L Regular Interests.

     Class M Certificates: The Class II-M, Class III-M and Class IV-M Certificates.

     Class M-L Regular Interests: The Class II-M-L, Class III-M-L and Class IV-M-L Regular Interests.

     Class P Certificates: The Class I-P, Class II-P, Class III-P and Class IV-P Certificates.

     Class P-L Regular Interests: The Class I-P-L, Class II-P-L, Class III-P-L and Class IV-P-L Regular Interests.

     Class P Fraction: Any of the Class I-P, Class II-P, Class III-P or Class IV-P Fractions, as applicable.

     Class P Mortgage Loan: Any of the Class I-P, Class II-P, Class III-P or the Class IV-P Mortgage Loans.

     Class X Certificates: The Class I-X, Class II-X-1, Class II-X-2, Class II-X-3, Class III-X and Class IV-X Certificates.

     Class X-L Regular Interests: The Class I-X-L, Class II-X-1-L, Class II-X-2-L, Class II-X-3-L, Class III-X-L and Class IV-X-L Regular Interests.

     Class I-A-1 Certificates: The Certificates designated as "Class I-A-1" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-1-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-2 Certificates: The Certificates designated as "Class I-A-2" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-2-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-3 Adjusted Percentage: For any Distribution Date occurring prior to the Distribution Date in November 2003, 0%, and for the November 2003 Distribution Date and any Distribution Date thereafter, the Class I-A-3 Percentage.

     Class I-A-3 Certificates: The Certificates designated as "Class I-A-3" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-3 Liquidation Amount: The aggregate, for each Group I Loan which became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, of the lesser of (i) the Class I-A-3 Percentage of the Principal Balance of such Mortgage Loan (exclusive of the Class I-P Fraction thereof, with respect to any Class I-P Mortgage Loan) and (ii) the Class I-A-3 Percentage on any Distribution Date occurring prior to the fifth anniversary of the first Distribution Date, and the Class I-A-3 Prepayment Percentage on the fifth anniversary of the first Distribution Date and each Distribution Date thereafter, in each case, of the Liquidation Principal with respect to such Mortgage Loan.

     Class  I-A-3 Priority Amount: For any Distribution Date,  the  sum  of
(i) the Class I-A-3 Adjusted Percentage of the Principal Payment Amount for Loan Group I (exclusive of the portion thereof attributable to principal distributions to the Class I-P-L Regular Interests pursuant to clause
(I)(a)(i) of the definition of "REMIC I Distribution Amount"), (ii) the Class I-A-3 Prepayment Percentage of the Principal Prepayment Amount for Loan Group I (exclusive of the portion thereof attributable to principal distributions to the Class I-P-L Regular Interests pursuant to clause
(I)(a)(i) of the definition of "REMIC I Distribution Amount") and (iii) the Class I-A-3 Liquidation Amount.

     Class I-A-3 Percentage: For any Distribution Date, the Class I-A-3 Principal Balance divided by the aggregate Class Principal Balance of the Group I Certificates (less the Class I-P Principal Balance) and the Residual Certificates, in each case immediately prior to such Distribution Date.

     Class I-A-3 Prepayment Percentage: For any Distribution Date, the product of the Class I-A-3 Percentage and the Step Down Percentage.

     Class I-A-3-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-4 Certificates: The Certificates designated as "Class I-A-4" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-4-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-5 Certificates: The Certificates designated as "Class I-A-5" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-5-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-6 Certificates: The Certificates designated as "Class I-A-6" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-6-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-7 Certificates: The Certificates designated as "Class I-A-7" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-7-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I

Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-8 Certificates: The Certificates designated as "Class I-A-8" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-8-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-9 Adjusted Percentage: For any Distribution Date occurring prior to the Distribution Date in November 2003, 0%, and for the November 2003 Distribution Date and any Distribution Date thereafter, the Class I-A-9 Percentage.

     Class I-A-9 Certificates: The Certificates designated as "Class I-A-9" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-9 Liquidation Amount: The aggregate, for each Group I Loan which became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, of the lesser of (i) the Class I-A-9 Percentage of the Principal Balance of such Mortgage Loan (exclusive of the Class I-P Fraction thereof, with respect to any Class I-P Mortgage Loan) and (ii) the Class I-A-9 Percentage on any Distribution Date occurring prior to the fifth anniversary of the first Distribution Date, and the Class I-A-9 Prepayment Percentage on the fifth anniversary of the first Distribution Date and each Distribution Date thereafter, in each case, of the Liquidation Principal with respect to such Mortgage Loan.

     Class  I-A-9 Priority Amount: For any Distribution Date,  the  sum  of
(i) the Class I-A-9 Adjusted Percentage of the Principal Payment Amount for Loan Group I (exclusive of the portion thereof attributable to principal distributions to the Class I-P-L Regular Interests pursuant to clause
(I)(a)(i) of the definition of "REMIC I Distribution Amount"), (ii) the Class I-A-9 Prepayment Percentage of the Principal Prepayment Amount for Loan Group I (exclusive of the portion thereof attributable to principal distributions to the Class I-P-L Regular Interests pursuant to clause
(I)(a)(i) of the definition of "REMIC I Distribution Amount") and (iii) the Class I-A-9 Liquidation Amount.

     Class I-A-9 Percentage: For any Distribution Date, the Class I-A-9 Principal Balance divided by the aggregate Class Principal Balance of the Group I Certificates (less the Class I-P Principal Balance) and the Residual Certificates, in each case immediately prior to such Distribution Date.

     Class I-A-9 Prepayment Percentage: For any Distribution Date, the product of the Class I-A-9 Percentage and the Step Down Percentage.

     Class I-A-9-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-10 Certificates: The Certificates designated as "Class I-A-10" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-10-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-11 Certificates: The Certificates designated as "Class I-A-11" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-11-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-12 Certificates: The Certificates designated as "Class I-A-12" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-12-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-12-IO REMIC II Regular Interest: The Class of REMIC II Regular Interest which is entitled to that portion of the interest payable on the Class I-A-13-L Regular Interests corresponding to interest at a rate equal to the excess of 6.9299972% over 6.65%, as specified in the table entitled "REMIC II" in the Preliminary Statement hereto.

     Class I-A-12-PO REMIC II Regular Interest: The Class of REMIC II Regular Interest which is entitled to the principal distributions received by REMIC II attributable to the Class I-A-12-L Regular Interests, as specified in the table entitled "REMIC II" in the Preliminary Statement hereto.

     Class I-A-13 Certificates: The Certificates designated as "Class I-A-13" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-13-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-14 Certificates: The Certificates designated as "Class I-A-14" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-14-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-15 Certificates: The Certificates designated as "Class I-A-15" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-15-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-16 Certificates: The Certificates designated as "Class I-A-16" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-16-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-17 Certificates: The Certificates designated as "Class I-A-17" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-17-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-18 Certificates: The Certificates designated as "Class I-A-18" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-18 Interest Supplement Amount: For each of the first twelve Distribution Dates, an amount equal to the excess of (i) the Interest Distribution Amount for the Class I-A-18-L Regular Interests over (ii) such amount calculated as if the Certificate Interest Rate for the Class I-A-18-L Regular Interests is 6.500% per annum.

     Class I-A-18 Interest Supplement Account : The separate trust account maintained by the Master Servicer and held by the Trustee, which account shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trustee on behalf of the Certificateholders, or any other account serving a similar function acceptable to the Rating Agencies and the Trustee, and which account provides that the Trustee may make, or cause to be made, withdrawals therefrom in accordance with Section 3.22.

     Class I-A-18-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-18 REMIC II Regular Interest: The Class of REMIC II Regular Interest whose Class Principal Balance is equal to the Class I-A-18 Principal Balance and which accrue interest at a Certificate Interest Rate of 6.500% per annum, as specified in the table entitled "REMIC II" in the Preliminary Statement hereto.

     Class I-A-19 Certificates: The Certificates designated as "Class I-A-19" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-19-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-20 Certificates: The Certificates designated as "Class I-A-20" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-20-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-21 Certificates: The Certificates designated as "Class I-A-21" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-21-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-22 Certificates: The Certificates designated as "Class I-A-22" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-22-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-23 Certificates: The Certificates designated as "Class I-A-23" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-23-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-23 Rounding Account: The separate trust account established by DLJ by deposit as of the Closing Date of $999.99 and maintained by the Master Servicer with the Trustee, the Investment Depository or any other bank or trust company acceptable to the Rating Agencies which is incorporated under the laws of the United States or any state thereof pursuant to Section 3.21, which account shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trustee on behalf of the Class I-A-23 Certificateholders or any other account serving a similar function acceptable to the Rating Agencies, and which account provides that the Trustee may make, or cause to be made, withdrawals as provided in Section 3.21 hereof. Funds in the
Certificate   Account   may  be  invested  in  Eligible   Investments   and
reinvestment earnings thereon shall be paid to the Master Servicer as additional servicing compensation.

     Class I-A-24 Certificates: The Certificates designated as "Class I-A-24" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-24 Notional Amount: For any Distribution Date, the Class I-A-20 Principal Balance immediately prior to such Distribution Date multiplied by 18/650.

     Class I-B-1 Certificates: The Certificates designated as "Class I-B-1" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-B-1-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class I-B-2 Certificates: The Certificates designated as "Class I-B-2" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-B-2-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class I-B-3 Certificates: The Certificates designated as "Class I-B-3" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-B-3-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class I-B-4 Certificates: The Certificates designated as "Class I-B-4" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-B-4-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class I-B-5 Certificates: The Certificates designated as "Class I-B-5" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-B-5-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class I-B-6 Certificates: The Certificates designated as "Class I-B-6" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-B-6-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class I-P Certificates: The Certificates designated as "Class I-P" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-P Fraction: For each Class I-P Mortgage Loan, a fraction, the numerator of which is 6.500% less the Pass-Through Rate on such Class I-P Mortgage Loan and the denominator of which is 6.500%.

     Class I-P Mortgage Loan: Any Group I Loan with a Pass-Through Rate of less than 6.500% per annum.

     Class I-P-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class I-X Certificates: The Certificates designated as "Class I-X" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-X Notional Amount: With respect to any Distribution Date, the product of (x) the aggregate scheduled principal balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-Off Date, of the Group I Premium Rate Mortgage Loans and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Group I Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 6.500%.

     Class I-X-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class II-A-1 Certificates: The Certificates designated as "Class II-A-1" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class II-A-1-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class II-A-2 Certificates: The Certificates designated as "Class II-A-2" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class II-A-2-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class II-M Certificates: The Certificates designated as "Class II-M" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class II-M-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I

Regular Interest and is entitled to distributions as set forth herein.

     Class II-M Liquidation Amount: The excess, if any, of the aggregate of Liquidation Principal for all Group II Loans which became Liquidated Mortgage Loans during the Prior Period over the Group II Senior Liquidation Amount for such Distribution Date.

     Class II-M Percentage: With respect to any Distribution Date, the excess of 100% over the Group II Senior Percentage for such date.

     Class II-M Prepayment Percentage: On any Distribution Date, the excess of 100% over the Group II Senior Prepayment Percentage for such Distribution Date; provided, however, that if the aggregate Class Principal Balance of the Group II-A Certificates has been reduced to zero, then the Class II-M Prepayment Percentage shall equal 100%.

     Class II-M Principal Distribution Amount: On any Distribution Date, the excess of (A) the sum of (i) the Class II-M Percentage of the Principal Payment Amount for Loan Group II (exclusive of the portion thereof attributable to principal distributions to the Class II-P-L Regular Interests pursuant to clause (I)(b)(i) of the definition of "REMIC I Distribution Amount"), (ii) the Class II-M Prepayment Percentage of the Principal Prepayment Amount for Loan Group II (exclusive of the portion thereof attributable to principal distributions to the Class II-P-L Regular Interests pursuant to clause (I)(b)(i) of the definition of "REMIC I Distribution Amount") and (iii) the Class II-M Liquidation Amount over (B) the amounts required to be distributed to the Class II-P-L Regular Interests pursuant to clauses (I)(b)(v) and (I)(b)(vi) of the definition of "REMIC I Distribution Amount" on such Distribution Date, as applicable.

     Class II-P Certificates: The Certificates designated as "Class II-P" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class II-P Fraction: For each Class II-P Mortgage Loan, a fraction, the numerator of which is 6.4809% less the Pass-Through Rate on such Class II-P Mortgage Loan and the denominator of which is 6.4809%.

     Class II-P Mortgage Loan: Any Group II Loan with a Pass-Through Rate of less than 6.4809% per annum.

     Class II-P-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class II-X Certificates: The Class II-X-1, Class II-X-2 and Class II-X-3 Certificates.

     Class II-X-L Regular Interests: The Class II-X-1-L, Class II-X-2-L and Class II-X-3-L Regular Interests.

     Class II-X-1 Certificates: The Certificates designated as "Class II-X-1" on the face thereof in substantially the form attached hereto as Exhibit

A.

     Class II-X-1 Notional Amount: With respect to any Distribution Date, the product of (x) the aggregate scheduled principal balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-Off Date, of the Class II-X-1 Premium Rate Mortgage Loans and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Class II-X-1 Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 7.000%.

     Class II-X-1 Premium Rate Mortgage Loans: The Subgroup II-1 Loans having Pass-Through Rates in excess of 6.4809% per annum.

     Class II-X-1-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class II-X-2 Certificates: The Certificates designated as "Class II-X-2" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class II-X-2 Notional Amount: With respect to any Distribution Date, the product of (x) the aggregate scheduled principal balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-Off Date, of the Class II-X-2 Premium Rate Mortgage Loans and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Class II-X-2 Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 7.000%.

     Class II-X-2 Premium Rate Mortgage Loans: The Subgroup II-2 Loans having Pass-Through Rates in excess of 6.4809% per annum.

     Class II-X-2-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class II-X-3 Certificates: The Certificates designated as "Class II-X-3" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class II-X-3 Notional Amount: With respect to any Distribution Date, the product of (x) the aggregate scheduled principal balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-Off Date, of the Class II-X-3 Premium Rate Mortgage Loans and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Class II-X-3 Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 7.000%.

     Class II-X-3 Premium Rate Mortgage Loans: The Subgroup II-3 Loans having Pass-Through Rates in excess of 6.4809% per annum.

     Class II-X-3-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class III-A-1 Certificates: The Certificates designated as "Class III-A-1" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class III-A-1-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class III-A-2 Certificates: The Certificates designated as "Class III-A-1" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class III-A-2-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class III-M Certificates: The Certificates designated as "Class III-M" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class III-M-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class III-M Liquidation Amount: The excess, if any, of the aggregate of Liquidation Principal for all Group III Loans which became Liquidated Mortgage Loans during the Prior Period over the Group III Senior Liquidation Amount for such Distribution Date.

     Class III-M Percentage: With respect to any Distribution Date, the excess of 100% over the Group III Senior Percentage for such date.

     Class III-M Prepayment Percentage: On any Distribution Date, the excess of 100% over the Group III Senior Prepayment Percentage for such Distribution Date; provided, however, that if the aggregate Class Principal Balance of the Group III-A Certificates has been reduced to zero, then the Class III-M Prepayment Percentage shall equal 100%.

     Class III-M Principal Distribution Amount: On any Distribution Date, the excess of (A) the sum of (i) the Class III-M Percentage of the Principal Payment Amount for Loan Group III (exclusive of the portion thereof attributable to principal distributions to the Class III-P-L Regular Interests pursuant to clause (I)(c)(i) of the definition of "REMIC I Distribution Amount"), (ii) the Class III-M Prepayment Percentage of the

Principal Prepayment Amount for Loan Group III (exclusive of the portion thereof attributable to principal distributions to the Class III-P-L Regular Interests pursuant to clause (I)(c)(i) of the definition of "REMIC I Distribution Amount") and (iii) the Class III-M Liquidation Amount over
(B) the amounts required to be distributed to the Class III-P-L Regular Interests pursuant to clauses (I)(c)(v) and (I)(c)(vi) of the definition of "REMIC I Distribution Amount" on such Distribution Date, as applicable.

     Class III-P Certificates: The Certificates designated as "Class III-P" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class III-P Fraction: For each Class III-P Mortgage Loan, a fraction, the numerator of which is 6.4809% less the Pass-Through Rate on such Class III-P Mortgage Loan and the denominator of which is 6.4809%.

     Class III-P Mortgage Loan: Any Group III Loan with a Pass-Through Rate of less than 6.4809% per annum.

     Class III-P-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class III-X Certificates: The Certificates designated as "Class III-X" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class III-X Notional Amount: With respect to any Distribution Date, the product of (x) the aggregate scheduled principal balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-Off Date, of the Group III Premium Rate Mortgage Loans and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Group III
Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 7.000%.

     Class III-X-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class IV-A-1 Certificates: The Certificates designated as "Class IV-A-1" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class IV-A-1-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class IV-AM Certificates: The Certificates designated as "Class IV-AM" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class IV-AM-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I

Regular Interest and is entitled to distributions as set forth herein.

     Class IV-M Certificates: The Certificates designated as "Class IV-M" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class IV-M-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class IV-P Certificates: The Certificates designated as "Class IV-P" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class IV-P-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class IV-P Fraction: For each Class IV-P Mortgage Loan, a fraction, the numerator of which is 6.250% less the Pass-Through Rate on such Class IV-P Mortgage Loan and the denominator of which is 6.250%.

     Class IV-P Mortgage Loan: Any Group IV Loan with a Pass-Through Rate of less than 6.250% per annum.

     Class IV-X Certificates: The Certificates designated as "Class IV-X" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class IV-X-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class IV-X Notional Amount: With respect to any Distribution Date, the product of (x) the aggregate scheduled principal balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-Off Date, of the Group IV Premium Rate Mortgage Loans and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Group IV Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 6.250%.

     Class   Notional  Amount:   With  respect  to  any  of  the  Class   X
Certificates, the Class X-L Regular Interests and the Class I-A-24 Certificates, the related notional amount for any such Class, as specified herein (i.e. the "Class Notional Amount" for the Class I-X Certificates and the Class I-X-L Regular Interests is the Class I-X Notional Amount).

     Class Principal Balance: For any Class of Certificates and for any Class of Regular Interests, the applicable initial Class Principal Balance therefor set forth in the Preliminary Statement hereto, corresponding to the rights of such Class in payments of principal due to be passed through to Certificateholders or the Holders of the Regular Interests from principal payments on the Mortgage Loans or the REMIC I Regular Interests, as applicable, as reduced from time to time by (x) distributions of principal to Certificateholders or the Holders of the Regular Interests of such Class and (y) the portion of Realized Losses allocated to the Class Principal Balance of such Class pursuant to the definition of "Realized Loss" with respect to a given Distribution Date. For any Distribution Date, the reduction of the Class Principal Balance of any Class of Certificates and Regular Interests pursuant to the definition of "Realized Loss" shall be deemed effective prior to the determination and distribution of principal on such Class pursuant to the definition of "REMIC I Distribution Amount" and "REMIC II Distribution Amount". Notwithstanding the foregoing, any amounts distributed in respect of losses pursuant to paragraph
(I)(a)(vi), (I)(b)(vi), (I)(c)(vi) or (I)(d)(vi) of the definition of "REMIC I Distribution Amount" shall not cause a further reduction in the Class Principal Balances of the Class P-L Regular Interests. The Class Principal Balance for the Class I-A-1 Certificates shall be referred to as the "Class I-A-1 Principal Balance", the Class Principal Balance for the Class I-A-1-L Regular Interests shall be referred to as the "Class I-A-1-L Principal Balance" and so on. The Class Principal Balances for the Class X Certificates, the Class X-L Regular Interests and the Class I-A-24 Certificates shall each be zero.

     Class R-1 Certificates: The Certificates designated as "Class R-1" on the face thereof in substantially the form attached hereto as Exhibit B, which have been designated as the single class of "residual interest" in REMIC I pursuant to Section 2.01.

     Class R-2 Certificates: The Certificates designated as "Class R-2" on the face thereof in substantially the form attached hereto as Exhibit A, which have been designated as the single class of "residual interest" in REMIC II pursuant to Section 2.05.

     Class R-2-L Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, which initially shall be DTC.

     Closing Date: October 30, 1998, which is the date of settlement of the sale of the Certificates to the original purchasers thereof.

     Code: The Internal Revenue Code of 1986, as amended.

     Company: PNC Mortgage Securities Corp., a Delaware corporation, or its successor-in-interest.

     Compensating Interest: For any Distribution Date with respect to each Loan Group and the Mortgage Loans contained therein, the lesser of (i) the sum of (a) the aggregate Master Servicing Fee payable with respect to such Loan Group on such Distribution Date, (b) the aggregate Payoff Earnings with respect to such Loan Group and (c) the aggregate Payoff Interest with respect to such Loan Group and (ii) the aggregate Uncollected Interest with respect to such Loan Group.

       Cooperative: A private, cooperative housing corporation organized under the laws of, and headquartered in, the States of New York or New Jersey which owns or leases land and all or part of a building or buildings located in such states, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

     Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

     Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

     Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment or mortgage of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section 2.01 and are from time to time held as part of the Trust Fund created hereunder.

     Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     Cooperative  Stock  Certificate:  With respect to a Cooperative  Loan,
the   stock   certificate  or  other  instrument  evidencing  the   related
Cooperative Stock.

     Corporate Trust Office: The corporate trust office of the Trustee in the Commonwealth of Massachusetts, at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at Two International Place, Boston, MA 02110, Attention:
Corporate Trust PNC 1998-10.

     Corresponding  Class:   With respect to the  Group  I  and  Class  R-2
Certificates and the Group I-L Regular Interests, the "Corresponding Class" shall be as indicated in the following table.

Class I-A-1-L  Class I-A-1
Class I-A-2-L  Class I-A-2

Class I-A-3-L  Class I-A-3
Class I-A-4-L  Class I-A-4
Class I-A-5-L  Class I-A-5
Class I-A-6-L  Class I-A-6
Class I-A-7-L  Class I-A-7
Class I-A-8-L  Class I-A-8
Class I-A-9-L  Class I-A-9
Class I-A-10-L  Class I-A-10
Class I-A-11-L  Class I-A-11
Class I-A-12-L  Class I-A-12
Class I-A-13-L  Class I-A-13
Class I-A-14-L  Class I-A-14
Class I-A-15-L  Class I-A-15
Class I-A-16-L  Class I-A-16
Class I-A-17-L  Class I-A-17
Class I-A-18-L  Class I-A-18
Class I-A-19-L  Class I-A-19
Class I-A-20-L  Class I-A-20
Class I-A-21-L  Class I-A-21
Class I-A-22-L  Class I-A-22
Class I-A-23-L  Class I-A-23
Class I-X-L  Class I-X
Class I-P-L  Class I-P
Class I-B-1-L  Class I-B-1
Class I-B-2-L  Class I-B-2
Class I-B-3-L  Class I-B-3
Class I-B-4-L  Class I-B-4
Class I-B-5-L  Class I-B-5
Class I-B-6-L  Class I-B-6
Class R-2-L  Class R-2


     With respect to the Group II Certificates and the Group II-L Regular Interests, the "Corresponding Class" shall be as indicated in the following table.

Class II-A-1-L   Class II-A-1
Class II-A-2-L   Class II-A-2
Class II-X-1-L   Class II-X-1
Class II-X-2-L   Class II-X-2
Class II-X-3-L   Class II-X-3
Class II-M-L   Class II-M
Class II-P-L   Class II-P


     With respect to the Group III Certificates and the Group III-L Regular Interests, the "Corresponding Class" shall be as indicated in the following table.

Class III-A-1-L   Class III-A-1
Class III-A-2-L   Class III-A-2
Class III-X-L   Class III-X

Class III-M-L   Class III-M
Class III-P-L   Class III-P


     With respect to the Group IV Certificates and the Group IV-L Regular Interests, the "Corresponding Class" shall be as indicated in the following table.

Class IV-A-1-L   Class IV-A-1
Class IV-X-L   Class IV-X
Class IV-P-L   Class IV-P
Class IV-M-L   Class IV-M
Class IV-AM-L   Class IV-AM


     Curtailment: Any payment of principal on a Mortgage Loan, made by or on behalf of the related Mortgagor, other than a Monthly Payment, a Prepaid Monthly Payment or a Payoff, which is applied to reduce the outstanding principal balance of the Mortgage Loan.

     Curtailment Shortfall: With respect to any Curtailment applied with a Monthly Payment other than a Prepaid Monthly Payment, an amount equal to one month's interest on such Curtailment at the applicable Pass-Through Rate on such Mortgage Loan.

     Custodial Account for P&I: The Custodial Account for principal and interest established and maintained by each Servicer pursuant to its Selling and Servicing Contract and caused by the Master Servicer to be established and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Master Servicer such that the rights of the Master Servicer, the Trustee and the Certificateholders thereto shall be fully protected against the claims of any creditors of the applicable Servicer and of any creditors or depositors of the institution in which such account is maintained, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agencies) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. In the event that a Custodial Account for P&I is established pursuant to clause (b) of the preceding sentence, amounts held in such Custodial Account for P&I shall not exceed the level of deposit insurance coverage on such account; accordingly, more than one Custodial Account for P&I may be established. Any amount that is at any time not protected or insured in accordance with the first sentence of this definition of "Custodial Account for P&I" shall promptly be withdrawn from such Custodial Account for P&I and be remitted to the Investment Account.

     Custodial Account for Reserves: The Custodial Account for Reserves established and maintained by each Servicer pursuant to its Selling and Servicing Contract and caused by the Master Servicer to be established and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Master

Servicer such that the rights of the Master Servicer, the Trustee and the Certificateholders thereto shall be fully protected against the claims of any creditors of the applicable Servicer and of any creditors or depositors of the institution in which such account is maintained, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agencies) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. In the event that a Custodial Account for Reserves is established pursuant to clause (b) of the preceding sentence, amounts held in such Custodial Account for Reserves shall not exceed the level of deposit insurance coverage on such account;
accordingly,  more  than  one  Custodial  Account  for  Reserves   may   be
established. Any amount that is at any time not protected or insured in accordance with the first sentence of this definition of "Custodial Account for Reserves" shall promptly be withdrawn from such Custodial Account for Reserves and be remitted to the Investment Account.

     Custodial Agreement: The agreement, if any, among the Master Servicer, the Trustee and a Custodian providing for the safekeeping of the Mortgage Files on behalf of the Certificateholders.

     Custodian: A custodian (other than the Trustee) which is not an affiliate of the Master Servicer or the Company and which is appointed pursuant to a Custodial Agreement. Any Custodian so appointed shall act as agent on behalf of the Trustee, and shall be compensated by the Trustee at no additional charge to the Master Servicer. The Trustee shall remain at all times responsible under the terms of this Agreement, notwithstanding the fact that certain duties have been assigned to a Custodian.

     Cut-Off Date: October 1, 1998.

     Deceased Holder: A Beneficial Holder of a Class I-A-23 Certificate who was living at the time such Class I-A-23 Certificate was acquired and whose authorized personal representative, surviving tenant by the entirety, surviving joint tenant or surviving tenant in common or other person empowered to act on behalf of such Beneficial Holder causes to be furnished to DTC evidence of such Beneficial Holder's death satisfactory to the Trustee and any tax waivers requested by the Trustee.

     Definitive Certificates: Certificates in definitive, fully registered and certificated form.

     Depositary Agreement: The Letter of Representations, dated October 29, 1998 by and among DTC, the Company and the Trustee.

     Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

     Determination Date: A day not later than the 10th day preceding a related Distribution Date.

     Disqualified  Organization:   Any Person  which  is  not  a  Permitted

Transferee, but does not include any Pass-Through Entity which owns or holds a Residual Certificate and of which a Disqualified Organization, directly or indirectly, may be a stockholder, partner or beneficiary.

     Distribution Date: With respect to distributions on the REMIC I Regular Interests and the Certificates, the 25th day (or, if such 25th day is not a Business Day, the Business Day immediately succeeding such 25th day) of each month, with the first such date being November 25, 1998.

     DLJ: Donaldson, Lufkin & Jenrette Securities Corporation.

     DTC: The Depository Trust Company.

     DTC Participant: A broker, dealer, bank, other financial institution or other Person for whom DTC effects book-entry transfers and pledges of securities deposited with DTC.

     Due Date: The first day of each calendar month, which is the day on which the Monthly Payment for each Mortgage Loan is due.

     Eligible Institution: An institution having (i) the highest short-term debt rating, and one of the two highest long-term debt ratings of the Rating Agencies, (ii) with respect to any Custodial Account for P&I and special Custodial Account for Reserves, an unsecured long-term debt rating of at least one of the two highest unsecured long-term debt ratings of the Rating Agencies, (iii) with respect to any Buydown Fund Account or Custodial Account which also serves as a Buydown Fund Account, the highest unsecured long-term debt rating by the Rating Agencies, or (iv) the approval of the Rating Agencies. Such institution may be the Servicer if the applicable Selling and Servicing Contract requires the Servicer to provide the Master Servicer with written notice on the Business Day following the date on which the Servicer determines that such Servicer's short-term debt and unsecured long-term debt ratings fail to meet the requirements of the prior sentence.

     Eligible Investments: Any one or more of the obligations or securities listed below in which funds deposited in the Investment Account, the Certificate Account, the Custodial Account for P&I, the Custodial Account for Reserves, the Bankruptcy and Extraordinary Expense Reserve Fund and the Expense Account may be invested:

          (i) Obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

          (ii) Repurchase agreements on obligations described in clause (i) of this definition of "Eligible Investments", provided that the unsecured obligations of the party (including the Trustee in its commercial capacity) agreeing to repurchase such obligations have at the time one of the two highest short term debt ratings of the Rating Agencies and provided that such repurchaser's unsecured long term debt has one of the two highest unsecured long term debt ratings of the Rating Agencies;

          (iii) Federal funds, certificates of deposit, time deposits and bankers' acceptances of any U.S. bank or trust company incorporated under the laws of the United States or any state (including the Trustee in its commercial capacity), provided that the debt obligations of such bank or trust company (or, in the case of the principal bank in a bank holding company system, debt obligations of the bank holding company) at the date of acquisition thereof have one of the two highest short term debt ratings of the Rating Agencies and unsecured long term debt has one of the two highest unsecured long term debt ratings of the Rating Agencies;

          (iv) Obligations of, or obligations guaranteed by, any state of the United States or the District of Columbia, provided that such obligations at the date of acquisition thereof shall have the highest long-term debt ratings available for such securities from the Rating Agencies;

          (v) Commercial paper of any corporation incorporated under the laws of the United States or any state thereof, which on the date of acquisition has the highest commercial paper rating of the Rating Agencies, provided that the corporation has unsecured long term debt that has one of the two highest unsecured long term debt ratings of the Rating Agencies;

          (vi) Securities (other than stripped bonds or stripped coupons) bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States or any state thereof and have the highest long-term unsecured rating available for such securities from the Rating Agencies; provided, however, that securities issued by any such corporation will not be investments to the extent that investment therein would cause the outstanding principal amount of securities issued by such corporation that are then held as part of the Investment Account or the Certificate Account to exceed 20% of the aggregate principal amount of all Eligible Investments then held in the Investment Account and the Certificate Account;

          (vii) Units of taxable money market funds (which may be 12b-1 funds, as contemplated under the rules promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940), which funds have the highest rating available for such securities from the Rating Agencies or which have been designated in writing by the Rating Agencies as Eligible Investments; and

          (viii) Such other investments the investment in which will not, as evidenced by a letter from each of the Rating Agencies, result in the downgrading or withdrawal of the Ratings;

provided, however, that such obligation or security is held for a temporary period pursuant to Section 1.860G-2(g)(1) of the Treasury Regulations, and that such period can in no event exceed thirteen months.

     In no event shall an instrument be an Eligible Investment if such instrument (a) evidences a right to receive only interest payments with respect to the obligations underlying such instrument or (b) has been purchased at a price greater than the outstanding principal balance of such instrument.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     Event of Default: Any event of default as specified in Section 7.01.

     Excess Amount : The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein. The Excess Amount will accrue interest at a per annum rate of 0.5191% on the outstanding Principal Balance of each Group II, Group III and Group IV Loan in the Trust Fund.

     Excess Liquidation Proceeds: With respect to any Distribution Date, the excess, if any, of aggregate Liquidation Proceeds received during the Prior Period over the amount that would have been received if Payoffs had been made with respect to such Mortgage Loans on the date such Liquidation Proceeds were received.

     Expense  Account  <*>  :  The separate trust account  created  by  the
Trustee and maintained with the Trustee, the Investment Depository or any other bank or trust company acceptable to the Rating Agencies which is incorporated under the laws of the United States or any state thereof pursuant to Section 3.19, which account shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trustee on behalf of the Certificateholders or any other account serving a similar function acceptable to the Rating Agencies. Funds deposited in the Expense Account shall be held in trust for the Certificateholders and the beneficial owners of the Expense Account as set forth in Section 3.19.

     Extraordinary Loss: The occurrence of a loss on a Mortgage Loan, with respect to which standard hazard insurance coverage has expired or been terminated or otherwise is no longer in effect, but which loss would have been covered by standard hazard insurance of the type required pursuant to
Section 3.07 has such standard hazard insurance been in effect, including without limitation losses relating to vandalism and property restoration of the related Mortgaged Properties.

     FDIC: Federal Deposit Insurance Corporation, or any successor thereto.

     FHA: Federal Housing Administration, or any successor thereto.

     FHLMC: Federal Home Loan Mortgage Corporation, or any successor thereto.

     Final  Maturity  Date:   With respect to each Class  of  the  REMIC  I
Regular Interests and the Certificates, the date set forth in the table contained in the Preliminary Statement hereto.

     Fitch:  Fitch  IBCA, Inc., provided that at any time it  be  a  Rating
Agency.

     FNMA: Federal National Mortgage Association, or any successor thereto.

     Fraud Loss: With respect to any Group I Loan, the occurrence of a loss on a Mortgage Loan arising from any action, event or state of facts with respect to such Mortgage Loan which, because it involved or arose out of any dishonest, fraudulent, criminal, negligent or knowingly wrongful act, error or omission by the Mortgagor, originator (or assignee thereof) of such Mortgage Loan, Lender, a Servicer or the Master Servicer, would result in an exclusion from, denial of, or defense to coverage which otherwise would be provided by a Primary Insurance Policy previously issued with respect to such Mortgage Loan and with respect to any Group II, Group III or Group IV Loan, a loss on such Mortgage Loan (i) with respect to which coverage is denied under the Mortgage Pool Insurance Policy due to fraud, dishonesty or misrepresentation in connection with the origination of such Mortgage Loan or (ii) with respect to which there would have occurred a denial of coverage under the Mortgage Pool Insurance Policy but for the applicability of the Fraud Waiver.

     Fraud Waiver: With respect to the Mortgage Pool Insurance Policy, a limited waiver of the Mortgage Pool Insurer's right to deny or reduce a claim under the Mortgage Pool Insurance Policy by reason of fraud, dishonesty or misrepresentation in connection with the origination of any Mortgage Loan covered by such Mortgage Pool Insurance Policy. The Fraud Waiver shall be provided in an endorsement to the Mortgage Pool Insurance Policy.

     Group I Bankruptcy Coverage: With respect to Loan Group I, $254,805 less (a) any scheduled or permissible reduction in the amount of the Group I Bankruptcy Coverage pursuant to this definition and (b) Bankruptcy Losses allocated to the Group I Certificates. The Group I Bankruptcy Coverage may be reduced upon written confirmation from the Rating Agencies that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agencies.

     Group I Certificates: The Group I-A, Class I-P, Class I-X and Group I-B Certificates.

     Group I-L Regular Interests: The Group I-A-L, Class I-P-L, Class I-X-L, Group I-B-L and Class R-2-L Regular Interests.

     Group I Credit Support Depletion Date: The first Distribution Date on which the aggregate Class Principal Balance of the Group I-B Certificates has been or will be reduced to zero as a result of principal distributions thereon and the allocation of Realized Losses on such Distribution Date.

     Group I Fraud Coverage: During the period prior to the first anniversary of the Cut-Off Date and with respect to Loan Group I, $18,089,621 reduced by Fraud Losses allocated to the Group I Certificates, and during the period from the first anniversary of the Cut-Off Date to (but not including) the fifth anniversary of the Cut-Off Date, the amount of the Group I Fraud Coverage on the most recent previous anniversary of the Cut-Off Date (calculated in accordance with the second sentence of this definition) reduced by Fraud Losses allocated to the Group I Certificates since such anniversary; and during the period on and after the fifth anniversary of the Cut-Off Date, the Group I Fraud Coverage shall be zero. On each anniversary of the Cut-Off Date, the Group I Fraud Coverage shall be reduced to the lesser of (i) on the first, second, third and fourth anniversaries of the Cut-Off Date, 1.00% of the aggregate principal balance of the Group I Loans as of the Due Date in the preceding month and (ii) $18,089,621 as reduced by cumulative Fraud Losses allocated to the Group I Certificates to date. The Group I Fraud Coverage may be reduced upon written confirmation from the Rating Agencies that such reduction will not adversely affect the then current ratings assigned to the Group I Certificates by the Rating Agencies.

     Group I Junior Subordinate Certificates: The Class I-B-4, Class I-B-5 and Class I-B-6 Certificates.

     Group I-L Junior Subordinate Regular Interests: The Class I-B-4-L, Class I-B-5-L and Class I-B-6-L Regular Interests.

     Group I Senior Certificates: The Group I-A, Class I-X and Class I-P Certificates.

     Group I Senior Subordinate Certificates: The Class I-B-1, Class I-B-2 and Class I-B-3 Certificates.

     Group I-L Senior Subordinate Regular Interests: The Class I-B-1-L, Class I-B-2-L and Class I-B-3-L Regular Interests.

     Group I Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group I Loans.

     Group I Premium Rate Mortgage Loans: The Group I Loans having Pass-Through Rates in excess of 6.500% per annum.

     Group I Senior Liquidation Amount: The aggregate, for each Group I Loan which became a Liquidated Mortgage Loan during the Prior Period, of the lesser of: (i) the Group I Senior Percentage of the Principal Balance of such Mortgage Loan (exclusive of the Class I-P Fraction thereof, with respect to any Class I-P Mortgage Loan) and (ii) the Group I Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

     Group I Senior Percentage: With respect to any Distribution Date, the aggregate Class Principal Balance of the Group I-A Certificates and the Residual Certificates divided by the aggregate Class Principal Balance of the Group I Certificates (less the Class I-P Principal Balance) and the Residual Certificates, in each case immediately prior to the Distribution Date.

     Group I Senior Prepayment Percentage: (i) On any Distribution Date occurring before the Distribution Date in the month of the fifth anniversary of the first Distribution Date, 100%; (ii) on any other Distribution Date on which the Group I Senior Percentage for such Distribution Date exceeds the Group I Senior Percentage as of the Closing Date, 100%; and (iii) on any other Distribution Date in each of the months of the fifth anniversary of the first Distribution Date and thereafter, 100%, unless:

     (a) the mean aggregate Principal Balance of Group I Loans which are 60 or more days delinquent (including loans in foreclosure and property held by the Trust Fund) for each of the immediately preceding six calendar months is less than or equal to 50% of the aggregate Class Principal Balances of the Group I-B Certificates as of such Distribution Date; and

     (b) cumulative Realized Losses on the Group I Loans allocated to the Group I-B Certificates are less than or equal to (1) for any Distribution Date before the month of the sixth anniversary of the month of the first Distribution Date, 30% of the sum of the Class Principal Balances of the Group I-B Certificates as of the Cut-Off Date, (2) for any Distribution Date in or after the month of the sixth anniversary of the month of the first Distribution Date but before the seventh anniversary of the month of the first Distribution Date, 35% of the sum of the Class Principal Balances of the Group I-B Certificates as of the Cut-Off Date, (3) for any Distribution Date in or after the month of the seventh anniversary of the month of the first Distribution Date but before the eighth anniversary of the month of the first Distribution Date, 40% of the sum of the Class Principal Balances of the Group I-B Certificates as of the Cut-Off Date, (4) for any Distribution Date in or after the month of the eighth anniversary of the month of the first Distribution Date but before the ninth anniversary of the month of the first Distribution Date, 45% of the sum of the Class Principal Balances of the Group I-B Certificates as of the Cut-Off Date, and (5) for any Distribution Date in or after the month of the ninth anniversary of the month of the first Distribution Date, 50% of the sum of the Class Principal Balances of the Group I-B Certificates as of the Cut-Off Date,

in which case, as follows: (1) for any such Distribution Date in or after the month of the fifth anniversary of the month of the first Distribution Date but before the sixth anniversary of the month of the first Distribution Date, the Group I Senior Percentage for such Distribution Date plus 70% of the Group I Subordinate Percentage for such Distribution Date;

(2) for any such Distribution Date in or after the month of the sixth anniversary of the month of the first Distribution Date but before the seventh anniversary of the month of the first Distribution Date, the Group I Senior Percentage for such Distribution Date plus 60% of the Group I Subordinate Percentage for such Distribution Date; (3) for any such Distribution Date in or after the month of the seventh anniversary of the month of the first Distribution Date but before the eighth anniversary of the month of the first Distribution Date, the Group I Senior Percentage for such Distribution Date plus 40% of the Group I Subordinate Percentage for such Distribution Date; (4) for any such Distribution Date in or after the month of the eighth anniversary of the month of the first Distribution Date but before the ninth anniversary of the month of the first Distribution Date, the Group I Senior Percentage for such Distribution Date plus 20% of the Group I Subordinate Percentage for such Distribution Date; and (5) for any such Distribution Date thereafter, the Group I Senior Percentage for such Distribution Date.

     If on any Distribution Date the allocation to the Group I-A-L Regular Interests of Principal Prepayments in the percentage required would reduce the sum of the Class Principal Balances of such Regular Interests below zero, the Group I Senior Prepayment Percentage for such Distribution Date shall be limited to the percentage necessary to reduce such sum to zero. Notwithstanding the foregoing, however, on each Distribution Date, the Class I-P-L Regular Interests will receive the Class I-P Fraction of all principal payments, including, without limitation, Principal Prepayments, received in respect of each Class I-P Mortgage Loan.

     Group I Senior Principal Distribution Amount: For any Distribution Date, an amount equal to the sum of (a) the Group I Senior Percentage of the Principal Payment Amount for Loan Group I (exclusive of the portion thereof attributable to principal distributions to the Class I-P-L Regular Interests pursuant to clauses (I)(a)(i) and (II)(a)(i) of the definition of "REMIC I Distribution Amount"), (b) the Group I Senior Prepayment
Percentage of the Principal Prepayment Amount for Loan Group I (exclusive of the portion thereof attributable to principal distributions to the Class I-P-L Regular Interests pursuant to clauses (I)(a)(i) and (II)(a)(i) of the definition of "REMIC I Distribution Amount") and (c) the Group I Senior Liquidation Amount.

     Group I Special Hazard Coverage: With respect to Loan Group I, $9,044,810 less Special Hazard Losses allocated to the Group I Certificates, and the amount of any scheduled reduction in the amount of Group I Special Hazard Coverage as follows: on each anniversary of the Cut-Off Date, the Group I Special Hazard Coverage shall be reduced, but not increased, to an amount equal to the lesser of (1) the greatest of (a) the aggregate principal balance of the Mortgage Loans in Loan Group I located in the single California zip code area containing the largest aggregate principal balance of such Mortgage Loans, (b) 1% of the aggregate unpaid principal balance of the Mortgage Loans in Loan Group I and (c) twice the unpaid principal balance of the largest single Mortgage Loan in Loan Group I, in each case calculated as of the Due Date in the immediately preceding month, and (2) $9,044,810 as reduced by the Special Hazard Losses allocated to the Group I-L Regular Interests since the Cut-Off Date. The Group I Special Hazard Coverage may be reduced upon written confirmation from the Rating Agencies that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agencies.

     Group I Subordinate Liquidation Amount: The excess, if any, of the aggregate of Liquidation Principal for all Group I Loans which became Liquidated Mortgage Loans during the Prior Period, over the related Group I Senior Liquidation Amount for such Distribution Date.

     Group I Subordinate Percentage: With respect to any Distribution Date, the excess of 100% over the Group I Senior Percentage for such date.

     Group I Subordinate Prepayment Percentage: On any Distribution Date for Loan Group I, the excess of 100% over the Group I Senior Prepayment Percentage for such Distribution Date; provided, however, that if the aggregate Class Principal Balance of the Group I-A and Residual
Certificates has been reduced to zero, then the Group I Subordinate Prepayment Percentage shall equal 100%.

     Group I Subordinate Principal Distribution Amount: On any Distribution Date, the excess of (A) the sum of (i) the Group I Subordinate Percentage of the Principal Payment Amount for Loan Group I (exclusive of the portion thereof attributable to principal distributions to the Class I-P-L Regular Interests pursuant to clause (I)(a)(i) of the definition of "REMIC I Distribution Amount"), (ii) the Group I Subordinate Principal Prepayments Distribution Amount and (iii) the Group I Subordinate Liquidation Amount over (B) the amounts required to be distributed to the Class I-P-L Regular Interests pursuant to clauses (I)(a)(v) and (I)(a)(vi) of the definition of "REMIC I Distribution Amount" on such Distribution Date, as applicable. Any reduction in the Group I Subordinate Principal Distribution Amount pursuant to clause (B) of this definition shall offset: (i) first, the amount calculated pursuant to clause (A)(i) of this definition, (ii)
second, the amount calculated pursuant to clause (A)(iii) of this definition and (iii) third, the amount calculated pursuant to clause
(A)(ii) of this definition. On any Distribution Date, the Group I Subordinate Principal Distribution Amount shall be allocated pro rata, by Class Principal Balance, among the Classes of Group I-B-L Regular Interests, and paid in the order of distribution to such Classes pursuant to clause (I)(a) of the definition of "REMIC I Distribution Amount", except as otherwise stated in such definition. Notwithstanding the foregoing, on any Distribution Date prior to distributions on such date, if the Subordination Level for any Class of Group I-B-L Regular Interests is less than such percentage as of the Closing Date, the pro rata portion of the Group I Subordinate Principal Prepayments Distribution Amount otherwise allocable to the Class or Classes junior to such Class will be distributed to the most senior Class of the Group I-B-L Regular Interests for which the Subordination Level is less than such percentage as of the Closing Date, and to the Classes of Group I-B-L Regular Interests senior thereto, pro rata according to the Class Principal Balances of such Classes. For purposes of this definition and the definition of "Subordination Level", the relative seniority, from highest to lowest, of the Group I-B-L Regular

Interests shall be as follows: Class I-B-1-L, Class I-B-2-L, Class I-B-3-L, Class I-B-4-L, Class I-B-5-L and Class I-B-6-L.

     Group I Subordinate Principal Prepayments Distribution Amount: On any Distribution Date, the Group I Subordinate Prepayment Percentage of the Principal Prepayment Amount for Loan Group I (exclusive of the portion thereof attributable to principal distributions to the Class I-P-L Regular Interests pursuant to clause (I)(a)(i) of the definition of "REMIC I Distribution Amount").

     Group I-A Certificates: The Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-8, Class I-A-9, Class I-A-10, Class I-A-11, Class I-A-12, Class I-A-13, Class I-A-14, Class I-A-15, Class I-A-16, Class I-A-17, Class I-A-18, Class I-A-19, Class I-A-20, Class I-A-21, Class I-A-22, Class I-A-23 and Class I-A-24 Certificates.

     Group I-A-L Regular Interests: The Class I-A-1-L, Class I-A-2-L, Class I-A-3-L, Class I-A-4-L, Class I-A-5-L, Class I-A-6-L, Class I-A-7-L, Class I-A-8-L, Class I-A-9-L, Class I-A-10-L, Class I-A-11-L, Class I-A-12-L, Class I-A-13-L, Class I-A-14-L, Class I-A-15-L, Class I-A-16-L, Class I-A-17-L, Class I-A-18-L, Class I-A-19-L, Class I-A-20-L, Class I-A-21-L, Class I-A-22-L and Class I-A-23-L Regular Interests.

     Group I-B Certificates: The Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5 and Class I-B-6 Certificates.

     Group I-B-L Regular Interests: The Class I-B-1-L, Class I-B-2-L, Class I-B-3-L, Class I-B-4-L, Class I-B-5-L and Class I-B-6-L Regular Interests.

     Group II Certificates: The Group II-A, Class II-M, Class II-P and Class II-X Certificates.

     Group   II-A   Certificates:  The  Class  II-A-1  and   Class   II-A-2
Certificates.

     Group II-A-L Regular Interests: The Class II-A-1-L and Class II-A-2-L Regular Interests.

     Group II-L Regular Interests: The Group II-A-L, Class II-M-L, Class II-P-L and Class II-X-L Regular Interests.

     Group II Credit Support Depletion Date: The later of (i) the first Distribution Date on which the Class II-M Principal Balance has been or will be reduced to zero as a result of principal distributions thereon and the allocation of Realized Losses on such Distribution Date and (ii) the date upon which coverage under the Mortgage Pool Insurance Policy has been exhausted.

     Group II Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group II Loans.

     Group II Premium Rate Mortgage Loans: The Group II Loans having Pass-Through Rates in excess of 6.4809% per annum.

     Group II Senior Certificates: The Group II-A, Class II-X and Class II-P Certificates.

     Group II Senior Liquidation Amount: The aggregate, for each Group II Loan which became a Liquidated Mortgage Loan during the Prior Period, of the lesser of: (i) the Group II Senior Percentage of the Principal Balance of such Mortgage Loan (exclusive of the Class II-P Fraction thereof, with respect to any Class II-P Mortgage Loan), and (ii) the Group II Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

     Group II Senior Percentage: With respect to any Distribution Date, the aggregate Class Principal Balance of the Group II-A Certificates divided by the aggregate Class Principal Balance of the Group II Certificates (less the Class II-P Principal Balance), in each case immediately prior to the Distribution Date.

     Group II Senior Prepayment Percentage: (i) On any Distribution Date occurring before the Distribution Date in the month of the fifth anniversary of the first Distribution Date, the Group II Senior Prepayment Percentage shall equal 100%; (ii) on any other Distribution Date on which the Group II Senior Percentage for such Distribution Date exceeds the Group II Senior Percentage as of the Closing Date, then the Group II Senior Prepayment Percentage shall equal 100%; and (iii) on any other Distribution Date in each of the months of the fifth anniversary of the first Distribution Date and thereafter, the Group II Senior Prepayment Percentage shall equal 100%, unless each of the following tests specified in clauses (a) and (b) are met:

     (a) the mean aggregate Principal Balance of the Group II Loans which are 60 or more days delinquent (including loans in foreclosure and property held by the Trust Fund) for each of the immediately preceding six calendar months is less than or equal to 50% of the Class II-M Principal Balance as of such Distribution Date,

     (b) cumulative Realized Losses on the Group II Loans allocated to the Class II-M-L Regular Interests or covered under the Mortgage Pool Insurance Policy, the Special Hazard Insurance Policy or the Bankruptcy and Extraordinary Expense Reserve Fund is less than or equal to (1) for any Distribution Date before the month of the sixth anniversary of the month of the first Distribution Date, 30% of the Class II-M Principal Balance as of the Closing Date,
          (2) for any Distribution Date in or after the month of the sixth anniversary of the month of the first Distribution Date but before the seventh anniversary of the month of the first Distribution Date, 35% of the Class II-M Principal Balance as of the Closing Date, (3) for any Distribution Date in or after the month of the seventh anniversary of the month of the first Distribution Date but before the eighth anniversary of the month of the first Distribution Date, 40% of the Class II-M Principal Balance as of the Closing Date, (4) for any Distribution Date in or after the month of the eighth anniversary of the month of the first Distribution Date but before the ninth anniversary of the month of the first Distribution Date, 45% of the Class II-M Principal Balance as of the Closing Date, and (5) for any Distribution Date in or after the month of the ninth anniversary of the month of the first Distribution Date, 50% of the Class II-M Principal Balance as of the Closing Date,

in which case, as follows: (1) for any such Distribution Date in or after the month of the fifth anniversary of the month of the first Distribution Date but before the sixth anniversary of the month of the first Distribution Date, the Group II Senior Percentage for such Distribution Date plus 70% of the Class II-M Percentage for such Distribution Date; (2) for any such Distribution Date in or after the month of the sixth anniversary of the month of the first Distribution Date but before the seventh anniversary of the month of the first Distribution Date, the Group II Senior Percentage for such Distribution Date plus 60% of the Class II-M Percentage for the related Loan Group for such Distribution Date; (3) for any such Distribution Date in or after the month of the seventh anniversary of the month of the first Distribution Date but before the eighth anniversary of the month of the first Distribution Date, the Group II Senior Percentage for such Distribution Date plus 40% of the Class II-M Percentage for such Distribution Date; (4) for any such Distribution Date in or after the month of the eighth anniversary of the month of the first Distribution Date but before the ninth anniversary of the month of the first Distribution Date, the Group II Senior Percentage for such
Distribution Date plus 20% of the Class II-M Percentage for such Distribution Date; and (5) for any such Distribution Date thereafter, the Group II Senior Percentage for such Distribution Date.

     If on any Distribution Date the allocation to the Group II-A-L Regular Interests of Principal Prepayments in the percentage required would reduce the sum of the Class Principal Balances of such Regular Interests below zero, the Group II Senior Prepayment Percentage for such Distribution Date shall be limited to the percentage necessary to reduce such sum to zero. Notwithstanding the foregoing, however, on each Distribution Date, the Class II-P-L Regular Interests will receive the applicable Class P Fraction of all principal payments, including, without limitation, Principal Prepayments, received in respect of each Class II-P Mortgage Loan.

     Group II Senior Principal Distribution Amount: For any Distribution Date, an amount equal to the sum of (a) the Group II Senior Percentage of the Principal Payment Amount for Loan Group II (exclusive of the portion thereof attributable to principal distributions to the Class II-P-L Regular Interests pursuant to clauses (I)(b)(i) and (II)(b)(i) of the definition of "REMIC I Distribution Amount"), (b) the Group II Senior Prepayment Percentage of the Principal Prepayment Amount for Loan Group II (exclusive of the portion thereof attributable to principal distributions to the Class II-P-L Regular Interests pursuant to clauses (I)(b)(i) and (II)(b)(i) of the definition of "REMIC I Distribution Amount") and (c) the Group II

Senior Liquidation Amount.

     Group III Certificates: The Group III-A, Class III-M, Class III-P and Class III-X Certificates.

     Group   III-A  Certificates:  The  Class  III-A-1  and  Class  III-A-2
Certificates.

     Group III-A-L Regular Interests : The Class III-A-1-L and Class III-A-2-L Regular Interests.

     Group III-L Regular Interests: The Group III-A-L, Class III-M-L, Class III-P-L and Class III-X-L Regular Interests.

     Group III Credit Support Depletion Date: The later of (i) the first Distribution Date on which the Class III-M Principal Balance has been or will be reduced to zero as a result of principal distributions thereon and the allocation of Realized Losses on such Distribution Date and (ii) the date upon which coverage under the Mortgage Pool Insurance Policy has been exhausted.

     Group III Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group III Loans.

     Group III Premium Rate Mortgage Loans: The Group III Loans having Pass-Through Rates in excess of 6.4809% per annum.

     Group III Senior Certificates: The Group III-A, Class III-X and Class III-P Certificates.

     Group III Senior Liquidation Amount: The aggregate, for each Group III Loan which became a Liquidated Mortgage Loan during the Prior Period, of the lesser of: (i) the Group III Senior Percentage of the Principal Balance of such Mortgage Loan, and (ii) the Group III Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

     Group III Senior Percentage: With respect to any Distribution Date, the aggregate Class Principal Balance of the Group III-A Certificates divided by the aggregate Class Principal Balance of the Group III Certificates (less the Class III-P Principal Balance), in each case immediately prior to the Distribution Date.

     Group III Senior Prepayment Percentage: (i) On any Distribution Date occurring before the Distribution Date in the month of the fifth anniversary of the first Distribution Date, the Group III Senior Prepayment Percentage shall equal 100%; (ii) on any other Distribution Date on which the Group III Senior Percentage for such Distribution Date exceeds the
Group III Senior Percentage as of the Closing Date, then the Group III Senior Prepayment Percentage shall equal 100%; and (iii) on any other Distribution Date in each of the months of the fifth anniversary of the first Distribution Date and thereafter, the Group III Senior Prepayment Percentage shall equal 100%, unless each of the following tests specified in clauses (a) and (b) are met:

     (a) the mean aggregate Principal Balance of the Group III Loans which are 60 or more days delinquent (including loans in foreclosure and property held by the Trust Fund) for each of the immediately preceding six calendar months is less than or equal to 50% of the Class III-M Principal Balance as of such Distribution Date,

     (b) cumulative Realized Losses on the Group III Loans allocated to the Class III-M-L Regular Interests or covered under the Mortgage Pool Insurance Policy, the Special Hazard Insurance Policy or the Bankruptcy and Extraordinary Expense Reserve Fund is less than or equal to (1) for any Distribution Date before the month of the sixth anniversary of the month of the first Distribution Date, 30% of the Class III-M Principal Balance as of the Closing Date,
          (2) for any Distribution Date in or after the month of the sixth anniversary of the month of the first Distribution Date but before the seventh anniversary of the month of the first Distribution Date, 35% of the Class III-M Principal Balance as of the Closing Date, (3) for any Distribution Date in or after the month of the seventh anniversary of the month of the first Distribution Date but before the eighth anniversary of the month of the first Distribution Date, 40% of the Class III-M Principal Balance as of the Closing Date, (4) for any Distribution Date in or after the month of the eighth anniversary of the month of the first Distribution Date but before the ninth anniversary of the month of the first Distribution Date, 45% of the Class III-M Principal Balance as of the Closing Date, and (5) for any Distribution Date in or after the month of the ninth anniversary of the month of the first Distribution Date, 50% of the Class III-M Principal Balance as of the Closing Date,

in which case, as follows: (1) for any such Distribution Date in or after the month of the fifth anniversary of the month of the first Distribution Date but before the sixth anniversary of the month of the first Distribution Date, the Group III Senior Percentage for such Distribution Date plus 70% of the Class III-M Percentage for such Distribution Date; (2) for any such Distribution Date in or after the month of the sixth anniversary of the month of the first Distribution Date but before the seventh anniversary of the month of the first Distribution Date, the Group III Senior Percentage for such Distribution Date plus 60% of the Class III-M Percentage for the related Loan Group for such Distribution Date; (3) for any such Distribution Date in or after the month of the seventh anniversary of the month of the first Distribution Date but before the eighth anniversary of the month of the first Distribution Date, the Group III Senior Percentage for such Distribution Date plus 40% of the Class III-M Percentage for such Distribution Date; (4) for any such Distribution Date in or after the month of the eighth anniversary of the month of the first Distribution Date but before the ninth anniversary of the month of the first Distribution Date, the Group III Senior Percentage for such
Distribution Date plus 20% of the Class III-M Percentage for such Distribution Date; and (5) for any such Distribution Date thereafter, the
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

Group III Senior Percentage for such Distribution Date.

     If on any Distribution Date the allocation to the Group III-A-L Regular Interests of Principal Prepayments in the percentage required would reduce the sum of the Class Principal Balances of such Regular Interests below zero, the Group III Senior Prepayment Percentage for such Distribution Date shall be limited to the percentage necessary to reduce such sum to zero. Notwithstanding the foregoing, however, on each Distribution Date, the Class III-P-L Regular Interests will receive the applicable Class P Fraction of all principal payments, including, without limitation, Principal Prepayments, received in respect of each Class III-P Mortgage Loan.

     Group III Senior Principal Distribution Amount: For any Distribution Date, an amount equal to the sum of (a) the Group III Senior Percentage of the Principal Payment Amount for Loan Group III (exclusive of the portion thereof attributable to principal distributions to the Class III-P-L
Regular Interests pursuant to clauses (I)(c)(i) and (II)(c)(i) of the definition of "REMIC I Distribution Amount"), (b) the Group III Senior Prepayment Percentage of the Principal Prepayment Amount for Loan Group III (exclusive of the portion thereof attributable to principal distributions to the Class III-P-L Regular Interests pursuant to clauses (I)(c)(i) and
(II)(c)(i) of the definition of "REMIC I Distribution Amount") and (c) the Group III Senior Liquidation Amount.

     Group IV Certificates: The Class IV-A-1, Class IV-AM, Class IV-M, Class IV-P and Class IV-X Certificates.

     Group IV-L Regular Interests: The Class IV-A-1-L, Class IV-AM-L, Class IV-M-L, Class IV-P-L and Class IV-X-L Certificates.

     Group IV Credit Support Depletion Date: The later of (i) the first Distribution Date on which the aggregate Class Principal Balance of the Class IV-AM and Class IV-M Certificates have been or will be reduced to zero as a result of principal distributions thereon and the allocation of Realized Losses on such Distribution Date and (ii) the date upon which coverage under the Mortgage Pool Insurance Policy has been exhausted.

     Group IV Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group IV Loans.

     Group IV Mezzanine Liquidation Amount: The excess, if any, of the aggregate of Liquidation Principal for all Group IV Loans which became Liquidated Mortgage Loans during the Prior Period, over the Group IV Senior Liquidation Amount for such Distribution Date.

     Group IV Mezzanine Percentage: With respect to any Distribution Date, the excess of 100% over the Group IV Senior Percentage for such date.

     Group IV Mezzanine Prepayment Percentage: On any Distribution Date, the excess of 100% over the Group IV Senior Prepayment Percentage for such Distribution Date; provided, however, that if the Class IV-A-1 Principal

Balance has been reduced to zero, then the Group IV Mezzanine Prepayment Percentage shall equal 100%.

     Group IV Mezzanine Principal Distribution Amount: On any Distribution Date, the excess of (A) the sum of (i) the Group IV Mezzanine Percentage of the Principal Payment Amount for Loan Group IV (exclusive of the portion thereof attributable to principal distributions to the Class IV-P-L Regular Interests pursuant to clause (I)(d)(i) of the definition of "REMIC I Distribution Amount"), (ii) the Group IV Mezzanine Prepayment Percentage of the Principal Prepayment Amount for Loan Group IV (exclusive of the portion thereof attributable to principal distributions to the Class IV-P-L Regular Interests pursuant to clause (I)(d)(i) of the definition of "REMIC I Distribution Amount") and (iii) the Group IV Mezzanine Liquidation Amount over (B) the amounts required to be distributed to the Class IV-P-L Regular Interests pursuant to clauses (I)(d)(v) and (I)(d)(vi) of the definition of "REMIC I Distribution Amount" on such Distribution Date. Any reduction in the Group IV Mezzanine Principal Distribution Amount pursuant to clause (B) of this definition shall offset: (i) first, the amount calculated pursuant to clause (A)(i) of this definition, (ii) second, the amount calculated pursuant to clause (A)(iii) of this definition and (iii) third, the amount calculated pursuant to clause (A)(ii) of this definition. On any Distribution Date, the Group IV Mezzanine Principal Distribution Amount shall be allocated pro rata, by Class Principal Balance, between the Class IV-AM-L and IV-M-L Regular Interests, and paid in the order of distribution to such Classes pursuant to clause (I)(d) of the definition of "REMIC I Distribution Amount", except as otherwise stated in such definition. Notwithstanding the foregoing, on any Distribution Date prior to distributions on such date, if the Subordination Level for the Class IV-M-L Regular Interests is less than such percentage as of the Closing Date, the pro rata portion of the Group IV Mezzanine Principal Prepayments
Distribution Amount otherwise allocable to the Class IV-M-L Regular Interests will be distributed to the Class IV-AM-L Regular Interests.

     Group IV Mezzanine Principal Prepayments Distribution Amount: On any Distribution Date, the Group IV Mezzanine Prepayment Percentage of the Principal Prepayment Amount for Loan Group IV (exclusive of the portion thereof attributable to principal distributions to the Class IV-P-L Regular Interests pursuant to clause (I)(d)(i) of the definition of "REMIC I Distribution Amount").

     Group IV Premium Rate Mortgage Loans: The Group IV Loans having Pass-Through Rates in excess of 6.250% per annum.

     Group IV Senior Certificates: The Class IV-A-1, Class IV-X and Class IV-P Certificates.

     Group IV Senior Liquidation Amount: The aggregate, for each Group IV Loan which became a Liquidated Mortgage Loan during the Prior Period, of the lesser of: (i) the Group IV Senior Percentage of the Principal Balance of such Mortgage Loan (exclusive of the Class IV-P Fraction thereof, with respect to any Class IV-P Mortgage Loan), and (ii) the Group IV Senior Prepayment Percentage of the Liquidation Principal with respect to such
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

Mortgage Loan.

     Group IV Senior Percentage: With respect to any Distribution Date, the Class IV-A-1 Principal Balance divided by the aggregate Principal Balances of the Group IV Certificates (less the Class IV-P Principal Balance), in each case immediately prior to the Distribution Date.

     Group IV Senior Prepayment Percentage: (i) On any Distribution Date occurring before the Distribution Date in the month of the fifth anniversary of the first Distribution Date, the Group IV Senior Prepayment Percentage shall equal 100%; (ii) on any other Distribution Date on which the Group IV Senior Percentage for such Distribution Date exceeds the Group IV Senior Percentage as of the Closing Date, then the Group IV Senior Prepayment Percentage shall equal 100%; and (iii) on any other Distribution Date in each of the months of the fifth anniversary of the first Distribution Date and thereafter, the Group IV Senior Prepayment Percentage shall equal 100%, unless each of the following tests specified in clauses
(a) and (b) are met:

     (a) the mean aggregate Principal Balance of the Group IV Loans which are 60 or more days delinquent (including loans in foreclosure and property held by the Trust Fund) for each of the immediately preceding six calendar months is less than or equal to 50% of the aggregate Class Principal Balance of the Class IV-AM and Class IV-M Certificates as of such Distribution Date,

     (b) cumulative Realized Losses on the Group IV Loans allocated to the Class IV-M-L or Class IV-AM-L Regular Interests or covered under the Mortgage Pool Insurance Policy, the Special Hazard Insurance Policy or the Bankruptcy and Extraordinary Expense Reserve Fund is less than or equal to (1) for any Distribution Date before the month of the sixth anniversary of the month of the first Distribution Date, 30% of the aggregate Class Principal Balance of the Class IV-AM and Class IV-M Certificates as of the Closing Date, (2) for any Distribution Date in or after the month of the sixth anniversary of the month of the first Distribution Date but before the seventh anniversary of the month of the first Distribution Date, 35% of the aggregate Class Principal Balance of the Class IV-AM and Class IV-M Certificates as of the Closing Date, (3) for any Distribution Date in or after the month of the seventh anniversary of the month of the first Distribution Date but before the eighth anniversary of the month of the first Distribution Date, 40% of the aggregate Class Principal Balance of the Class IV-AM and Class IV-M Certificates as of the Closing Date, (4) for any Distribution Date in or after the month of the eighth anniversary of the month of the first Distribution Date but before the ninth anniversary of the month of the first Distribution Date, 45% of the aggregate Class Principal Balance of the Class IV-AM and Class IV-M Certificates as of the Closing Date, and (5) for any Distribution Date in or after the month of the ninth anniversary of the month of the first Distribution Date, 50% of the aggregate Class Principal Balance of the Class

          IV-AM and Class IV-M Certificates as of the Closing Date,

in which case, as follows: (1) for any such Distribution Date in or after the month of the fifth anniversary of the month of the first Distribution Date but before the sixth anniversary of the month of the first Distribution Date, the Group IV Senior Percentage for such Distribution Date plus 70% of the Group IV Mezzanine Percentage for such Distribution Date; (2) for any such Distribution Date in or after the month of the sixth anniversary of the month of the first Distribution Date but before the seventh anniversary of the month of the first Distribution Date, the Group IV Senior Percentage for such Distribution Date plus 60% of the Group IV Mezzanine Percentage for such Distribution Date; (3) for any such Distribution Date in or after the month of the seventh anniversary of the month of the first Distribution Date but before the eighth anniversary of the month of the first Distribution Date, the Group IV Senior Percentage for such Distribution Date plus 40% of the Group IV Mezzanine Percentage for such Distribution Date; (4) for any such Distribution Date in or after the month of the eighth anniversary of the month of the first Distribution Date but before the ninth anniversary of the month of the first Distribution Date, the Group IV Senior Percentage for such Distribution Date plus 20% of the Group IV Mezzanine Percentage for such Distribution Date; and (5) for any such Distribution Date thereafter, the Group IV Senior Percentage for such Distribution Date.

     If on any Distribution Date the allocation to the Class IV-A-1-L Regular Interests of Principal Prepayments in the percentage required would reduce the Class Principal Balance thereof below zero, the Group IV Senior Prepayment Percentage for such Distribution Date shall be limited to the percentage necessary to reduce such sum to zero. Notwithstanding the foregoing, however, on each Distribution Date, the Class IV-P-L Regular Interests will receive the applicable Class P Fraction of all principal payments, including, without limitation, Principal Prepayments, received in respect of each Class IV-P Mortgage Loan.

     Group IV Senior Principal Distribution Amount: For any Distribution Date, an amount equal to the sum of (a) the Group IV Senior Percentage of the Principal Payment Amount for Loan Group IV (exclusive of the portion thereof attributable to principal distributions to the Class IV-P-L Regular Interests pursuant to clauses (I)(d)(i) and (II)(d)(i) of the definition of "REMIC I Distribution Amount"), (b) the Group IV Senior Prepayment Percentage of the Principal Prepayment Amount for Loan Group IV (exclusive of the portion thereof attributable to principal distributions to the Class IV-P-L Regular Interests pursuant to clauses (I)(d)(i) and (II)(d)(i) of the definition of "REMIC I Distribution Amount") and (c) the Group IV Senior Liquidation Amount.

     Indirect DTC Participants: Entities such as banks, brokers, dealers or trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly.

     Insurance Proceeds: Amounts paid or payable by the insurer under any Primary Insurance Policy or any other insurance policy (including any
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

replacement policy permitted under this Agreement) covering any Mortgage Loan or Mortgaged Property, including, without limitation, any hazard insurance policy required pursuant to Section 3.07, any title insurance policy required pursuant to Section 2.03, and any FHA insurance policy or VA guaranty; provided that proceeds received pursuant to the Mortgage Pool Insurance Policy, the Special Hazard Insurance Policy and the Bankruptcy and Extraordinary Expense Fund shall not constitute "Insurance Proceeds".

     Interest Distribution Amount: On any Distribution Date, for any Class of the REMIC I Regular Interests and the Class R-1 Certificates, the amount of interest accrued on the respective Class Principal Balance or Class Notional Amount, as applicable, at the related Certificate Interest Rate during the Prior Period, in each case before giving effect to allocations of Realized Losses for the Prior Period or distributions to be made on such Distribution Date, reduced by Uncompensated Interest Shortfall, interest shortfalls related to the Relief Act and the interest portion of Realized Losses allocated to such Class pursuant to the definitions of "Uncompensated Interest Shortfall", "Relief Act" and "Realized Loss", respectively. The Interest Distribution Amount for the Class I-A-10-L, Class I-A-11-L, Class II-A-2-L, Class III-A-2-L and Class P-L Regular Interests and their Corresponding Classes shall equal zero. The Interest Distribution Amount for the Class I-A-12-L Regular Interests shall equal zero.

     Investment Account: The commingled account (which shall be commingled only with investment accounts related to series of pass-through certificates with a class of certificates which has a rating equal to the highest of the Ratings of the Certificates) maintained by the Master Servicer in the trust department of the Investment Depository pursuant to
Section  3.03  and  which  bears a designation  acceptable  to  the  Rating
Agencies.

     Investment Depository: Chemical Bank, New York, New York or another bank or trust company designated from time to time by the Master Servicer. The Investment Depository shall at all times be an Eligible Institution.

     Lender: An institution from which the Company purchased any Mortgage Loans pursuant to a Selling and Servicing Contract.

     Living Holder: A Beneficial Holder of a Class I-A-23 Certificate other than a Deceased Holder.

     Liquidated Mortgage Loan: A Mortgage Loan as to which the Master Servicer or the applicable Servicer has determined in accordance with its customary servicing practices that all amounts which it expects to recover from or on account of such Mortgage Loan, whether from Insurance Proceeds, Liquidation Proceeds or otherwise, have been recovered. For purposes of this definition, acquisition of a Mortgaged Property by the Trust Fund shall not constitute final liquidation of the related Mortgage Loan.

     Liquidation Principal: The principal portion of Liquidation Proceeds received (exclusive of the portion thereof attributable to distributions to the Class P-L Regular Interests pursuant to clauses (I)(a)(i), (I)(b)(i),
(I)(c)(i), (I)(d)(i), (II)(a)(i), (II)(b)(i), (II)(c)(i) and (II)(d)(i)  of
the definition of "REMIC I Distribution Amount") with respect to each Mortgage Loan which became a Liquidated Mortgage Loan (but not in excess of the principal balance thereof) during the Prior Period.

     Liquidation Proceeds: Amounts after deduction of amounts reimbursable under Section 3.05(a)(i) and (ii) received and retained in connection with the liquidation of defaulted Mortgage Loans, whether through foreclosure or otherwise, including, without limitation, proceeds received on Group II, Group III and Group IV Loans pursuant to the Mortgage Pool Insurance Policy, the Special Hazard Insurance Policy and the Bankruptcy and Extraordinary Expense Fund.

     Loan Group: Loan Group I, Loan Group II, Loan Group III or Loan Group IV, as applicable.

     Loan  Group  I: The group of Mortgage Loans comprised of the  Group  I
Loans.

     Loan  Group II: The group of Mortgage Loans comprised of the Group  II
Loans.

     Loan Group III: The group of Mortgage Loans comprised of the Group III
Loans.

     Loan  Group IV: The group of Mortgage Loans comprised of the Group  IV
Loans.

     Loan-to-Value Ratio: The original principal amount of a Mortgage Loan divided by the Original Value; however, references to "current Loan-to-Value Ratio" shall mean the then current Principal Balance of a Mortgage Loan divided by the Original Value.

     Master Servicer: The Company, or any successor thereto appointed as provided pursuant to Section 7.02, acting to service and administer the Mortgage Loans pursuant to Section 3.01.

     Master Servicing Fee: The fee charged by the Master Servicer for supervising the mortgage servicing and advancing certain expenses, equal to a per annum rate set forth for each Mortgage Loan in Exhibit D on the outstanding Principal Balance of such Mortgage Loan, payable monthly from the Certificate Account, the Investment Account or the Custodial Account for P&I.

     Monthly P&I Advance: An advance of funds by the Master Servicer pursuant to Section 4.02 or a Servicer pursuant to its Selling and Servicing Contract to cover delinquent principal and interest installments.

     Monthly Payment: The scheduled payment of principal and interest on a Mortgage Loan (including any amounts due from a Buydown Fund, if any) which is due on the related Due Date for such Mortgage Loan.

     Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note.

     Mortgaged Property: With respect to any Mortgage Loan, other than a Cooperative Loan, the real property, together with improvements thereto, and, with respect to any Cooperative Loan, the related Cooperative Stock and Cooperative Lease, securing the indebtedness of the Mortgagor under the related Mortgage Loan.

     Mortgage File: The following documents or instruments with respect to each Mortgage Loan transferred and assigned pursuant to Section 2.01, (X) with respect to each Mortgage Loan that is not a Cooperative Loan:

          (i) The original Mortgage Note endorsed to "State Street Bank and Trust Company, as Custodian/Trustee, without recourse" or "State Street Bank and Trust Company, as Trustee for the benefit of the Holders from time to time of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1998-10, without recourse" and all intervening endorsements evidencing a complete chain of endorsements from the originator to the Trustee, or, in the event of any Destroyed Mortgage Note, a copy or a duplicate original of the Mortgage Note, together with an original lost note affidavit from the originator of the related Mortgage Loan or the Company stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note; in the event the Mortgage Notes are endorsed in blank as of the Closing Date, the Company shall, within 45 days of the Closing Date, cause such Mortgage Notes to be endorsed pursuant to the terms set forth herein; provided, that, with respect to any Mortgage Note whereby the related Mortgaged Property is located in California, such original Mortgage Note may be endorsed in blank and the Company shall not be required to endorse such Mortgage Notes pursuant to the terms otherwise set forth in this clause (i);

          (ii) The Buydown Agreement, if applicable;

          (iii)     A Mortgage that is either

          (1) the original recorded Mortgage with recording information thereon for the jurisdiction in which the Mortgaged Property is located and a Mortgage assignment thereof in recordable form to "State Street Bank and Trust Company, as Custodian/Trustee", or to "State
     Street Bank and Trust Company, as Trustee for the Holders of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1998-10" and all intervening assignments evidencing a complete chain of assignment, from the originator to the name holder or the payee endorsing the related Mortgage Note; or

          (2) a copy of the Mortgage which represents a true and correct reproduction of the original Mortgage and which has either been certified (i) on the face thereof by the public recording office in the appropriate jurisdiction in which the Mortgaged Property is located, or (ii) by the originator or Lender as a true and correct copy the original of which has been sent for recordation and an original Mortgage assignment thereof duly executed and acknowledged in
     recordable   form  to  "State  Street  Bank  and  Trust  Company,   as
     Custodian/Trustee" or to "State Street Bank and Trust Company, as Trustee for the Holders of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1998-10" and all intervening assignments evidencing a complete chain of assignment from the originator to the name holder or the payee endorsing the related Mortgage Note; provided, that in the event the assignments are executed in blank as of the Closing Date, the Company shall, within 45 days of the Closing Date, cause such assignments to be executed pursuant to the terms set forth herein; provided, that, with respect to any Mortgage whereby the related Mortgaged Property is located in California, the Mortgage assignment may be executed and acknowledged in blank and the Company shall not be required to deliver such Mortgage assignment in the form otherwise set forth in this clause (iii)(1) or clause (iii)(2);

          (iv) A copy of (a) the title insurance policy, or (b) in lieu thereof, a title insurance binder, a copy of an attorney's title opinion, certificate or other evidence of title acceptable to the Company; and

          (v) For any Mortgage Loan that has been modified or amended, the original instrument or instruments effecting such modification or amendment;

and (Y) with respect to each Cooperative Loan:

          (i) the original Mortgage Note endorsed to "State Street Bank and Trust Company, as Custodian/Trustee", or to "State Street Bank and Trust Company, as Trustee for the Holders of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1998-10" and all intervening endorsements evidencing a complete chain of endorsements, from the originator to the Trustee, or, in the event of any Destroyed Mortgage Note, a copy or a duplicate original of the Mortgage Note, together with an original lost note affidavit from the originator of the related Mortgage Loan or the Company stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

          (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

          (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

          (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative

     Loan;

          (v)  The Security Agreement;

          (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

          (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

          (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

          (ix) An executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans; and

          (x) For any Cooperative Loan that has been modified or amended, the original instrument or instruments effecting such modification or amendment.

     Mortgage Interest Rate: For any Mortgage Loan, the per annum rate at which interest accrues on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

     Mortgage Loan Schedule: The schedule, as amended from time to time, of Mortgage Loans attached hereto as Exhibit D, which shall set forth as to each Mortgage Loan the following, among other things:

          (i)  its loan number,

          (ii) the address of the Mortgaged Property,

          (iii)     the name of the Mortgagor,

          (iv) the Original Value of the property subject to the Mortgage,

          (v)  the Principal Balance as of the Cut-Off Date,

          (vi) the Mortgage Interest Rate borne by the Mortgage Note,

          (vii) whether a Primary Insurance Policy is in effect as of the Cut-Off Date,

          (viii)    the maturity of the Mortgage Note,

          (ix) the Servicing Fee and the Master Servicing Fee, and

          (x)  its Loan Group and Subgroup, if applicable.

     Mortgage Loans: With respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, and, with respect to each Mortgage Loan other than a Cooperative Loan, the Mortgages and the related Mortgage Notes, each transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as part of the Trust Fund, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

     Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

     Mortgage Pool: All of the Mortgage Loans.

     Mortgage Pool Insurance Policy <*> : The mortgage pool insurance policy, a form of which is attached as Exhibit O to this Agreement, and the Fraud Waiver and Ninety-Seven Percent Loan-to-Value Program Endorsement relating thereto, in the total initial amount equal to 4.75% of the aggregate unpaid principal balance of the Group II, Group III and Group IV Loans as of the Cut-Off Date, or any replacement insurance policy obtained by the Master Servicer pursuant to Section 3.16.

     Mortgage Pool Insurer <*> : Amerin Guaranty Corporation, or any successor thereto or the named insurer in any replacement policy obtained by the Master Servicer pursuant to Section 3.16.

     Mortgage Pool Insurance Premium Sub-Account <*> : An administrative subaccount established and maintained by the Trustee within the Expense Account for the payment of the Premiums with respect to the Mortgage Pool Insurance Policy.

     Mortgagor: The obligor on a Mortgage Note.

     Ninety-Seven Percent Loan-to-Value Program Endorsement: With respect to the Mortgage Pool Insurance Policy, an endorsement pursuant to which the Mortgage Pool Insurer will cover Mortgage Loans with loan-to-value ratios of up to ninety-seven percent (97%) at the time of origination. The Ninety-Seven Percent Loan-to-Value Program Endorsement shall be provided in an endorsement to the Mortgage Pool Insurance Policy.

     Nonrecoverable Advance: With respect to any Mortgage Loan, any advance which the Master Servicer shall determine to be a Nonrecoverable Advance pursuant to Section 4.03 and which was, or is proposed to be, made by (i) the Master Servicer or (ii) a Servicer pursuant to its Selling and Servicing Contract.

     Non-U.S. Person: A Person that is not a U.S. Person.

     OTS: The Office of Thrift Supervision, or any successor thereto.

     Officer's Certificate: A certificate signed by the Chairman of the Board, the President, a Vice President, or the Treasurer of the Master Servicer and delivered to the Trustee.

     Opinion of Counsel: A written opinion of counsel, who shall be reasonably acceptable to the Trustee and who may be counsel (including in-house counsel) for the Company or the Master Servicer.

     Original Value: With respect to any Mortgage Loan other than a Mortgage Loan originated for the purpose of refinancing an existing mortgage debt, the lesser of (a) the Appraised Value (if any) of the Mortgaged Property at the time the Mortgage Loan was originated or (b) the purchase price paid for the Mortgaged Property by the Mortgagor. With respect to a Mortgage Loan originated for the purpose of refinancing existing mortgage debt, the Original Value shall be equal to the Appraised Value of the Mortgaged Property at the time the Mortgage Loan was originated or the appraised value at the time the refinanced mortgage debt was incurred.

     Ownership Interest: With respect to any Residual Certificate, any ownership or security interest in such Residual Certificate, including any interest in a Residual Certificate as the Holder thereof and any other interest therein whether direct or indirect, legal or beneficial, as owner or as pledgee.

     Pass-Through Entity: Any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate, and any organization to which Section 1381 of the Code applies.

     Pass-Through Rate: For each Mortgage Loan, a rate equal to the Mortgage Interest Rate for such Mortgage Loan less the applicable per annum percentage rates related to each of (i) the Servicing Fee, (ii) the Master Servicing Fee and (iii) with respect to each Group II, Group III and Group IV Loan, the Excess Amount. For each Mortgage Loan, any calculation of monthly interest at such rate shall be based upon annual interest at such rate (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid Principal Balance of the related Mortgage Loan divided by twelve, and any calculation of interest at such rate by reason of a Payoff shall be based upon annual interest at such rate on the outstanding Principal Balance of the related Mortgage Loan multiplied by a fraction, the numerator of which is the number of days elapsed from the Due Date of the last scheduled payment of principal and interest to, but not including, the date of such Payoff, and the denominator of which is (a) for Payoffs received on a Due Date, 360, and (b) for all other Payoffs, 365.

     Paying  Agent: Any paying agent appointed by the Trustee  pursuant  to
Section 8.12.

     Payoff: Any Mortgagor payment of principal on a Mortgage Loan equal to the entire outstanding Principal Balance of such Mortgage Loan, if received in advance of the last scheduled Due Date for such Mortgage Loan and accompanied by an amount of interest equal to accrued unpaid interest on the Mortgage Loan to the date of such payment-in-full.

     Payoff Earnings: For any Distribution Date with respect to each Mortgage Loan on which a Payoff was received by the Master Servicer during the Payoff Period, the aggregate of the interest earned by the Master Servicer from investment of each such Payoff from the date of receipt of such Payoff until the Business Day immediately preceding the related Distribution Date (net of investment losses).

     Payoff Interest: For any Distribution Date with respect to a Mortgage Loan for which a Payoff was received on or after the first calendar day of the month of such Distribution Date and before the 15th calendar day of such month, an amount of interest thereon at the applicable Pass-Through Rate from the first day of the month of distribution through the day of receipt thereof; to the extent (together with Payoff Earnings and the aggregate Master Servicing Fee) not required to be distributed as Compensating Interest on such Distribution Date, Payoff Interest shall be payable to the Master Servicer as additional servicing compensation.

     Payoff Period: With respect to the first Distribution Date, the period from the Cut-Off Date through November 14, 1998, inclusive; and with respect to any Distribution Date thereafter, the period from the 15th day of the Prior Period through the 14th day of the month of such Distribution Date, inclusive.

     Percentage Interest: (a) With respect to the right of each Certificate of a particular Class in the distributions allocated to such Class, "Percentage Interest" shall mean the percentage undivided beneficial ownership interest evidenced by such Certificate of such Class, which percentage shall equal:

          (i) with respect to any Certificate (other than the Residual, Class I-A-24 and Class X Certificates), its Certificate Principal Balance divided by the applicable Class Principal Balance;

          (ii) with respect to the Class X and Class I-A-24 Certificates, the portion of the respective Class Notional Amount evidenced by such Certificate divided by the respective Class Notional Amount; and

          (iii)       with  respect  to  the  Residual  Certificates,   the
     percentage set forth on the face of such Certificate.

     (b) With respect to the rights of each Certificate in connection with Sections 5.09, 7.01, 8.01(c), 8.02, 8.07, 10.01 and 10.03, "Percentage
Interest" shall mean the percentage undivided beneficial interest evidenced by such Certificate in REMIC II, which for purposes of such rights only shall equal:

          (i) with respect to any Certificate (other than the Class X, Class I-A-24 and Class R-2 Certificates), the product of (x) ninety-three percent (93%) and (y) the percentage calculated by dividing its Certificate Principal Balance by the Aggregate Certificate Principal Balance of the Certificates; provided, however, that the percentage in
     (x) above shall be increased by one percent (1%) upon each retirement of the Classes of Certificates referenced in the parenthetical above (other than the Class R-2 Certificates);

          (ii) with respect to any of the Class X and Class I-A-24 Certificates, one percent (1%) of such Certificate's Percentage Interest as calculated by paragraph (a)(ii) of this definition; and

          (iii)     with respect to the Class R-2 Certificates, zero.

     Permitted Transferee: With respect to the holding or ownership of any Residual Certificate, any Person other than (i) the United States, a State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Code
Section 521) which is exempt from the taxes imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C), (v) any "electing large partnership" as defined in Section 775(a) of the Code, (vi) any Person from whom the Trustee has not received an affidavit to the effect that it is not a "disqualified organization" within the meaning of
Section 860E(e)(5) of the Code, and (vii) any other Person so designated by the Company based upon an Opinion of Counsel that the transfer of an Ownership Interest in a Residual Certificate to such Person may cause REMIC I or REMIC II, as applicable, to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States", "State" and "International Organization" shall have the meanings set forth in Code
Section 7701 or successor provisions. A corporation shall not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax, and, with the exception of the FHLMC, a majority of its board of directors is not selected by such governmental unit.

     Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Premium <*> : With respect to each of the Mortgage Pool Insurance Policy and the Special Hazard Insurance Policy, the amount that is due and payable to maintain each such policy in full force and effect pursuant to the terms of the Mortgage Pool Insurance Policy or the Special Hazard Insurance Policy, as applicable.

     Premium  Payment  Amount  <*>  : With respect  to  the  Mortgage  Pool

Insurance Policy, for any Distribution Date, an amount equal to the aggregate, for each Mortgage Loan, of the product of (a) 1/12th of the applicable Premium Payment Rate for such Mortgage Loan and (b) the outstanding principal balance of such Mortgage Loan on the first day of the month of such Distribution Date. With respect to the Special Hazard Insurance Policy, for any Distribution Date, an amount equal to the aggregate, for each Mortgage Loan, of the product of (a) 1/12th of the applicable Premium Payment Rate for such Mortgage Loan and (b) the outstanding principal balance of such Mortgage Loan on the first day of the month of such Distribution Date.

     Premium Payment Rate <*> : For each Group II, Group III and Group IV Loan and with respect to each of the Mortgage Pool Insurance Policy and the Special Hazard Insurance Policy, 0.45% per annum and 0.0691% per annum, respectively.

     Prepaid Monthly Payment: Any Monthly Payment received prior to its scheduled Due Date, which is intended to be applied to a Mortgage Loan on its scheduled Due Date and held in the related Custodial Account for P&I until the Withdrawal Date following its scheduled Due Date.

     Primary Insurance Policy: A policy of mortgage guaranty insurance, if any, on an individual Mortgage Loan, providing coverage as required by
Section 2.03(xi).

     Principal Balance: Except as used in Sections 2.02, 3.09 and 9.01 and for purposes of the definition of Purchase Price, at the time of any determination, the principal balance of a Mortgage Loan remaining to be paid at the close of business on the Cut-Off Date, after application of all scheduled principal payments due on or before the Cut-Off Date, whether or not received, reduced by all amounts distributed or (except when such determination occurs earlier in the month than the Distribution Date) to be distributed to Certificateholders through the Distribution Date in the month of determination that are reported as allocable to principal of such Mortgage Loan.

     For purposes of the definition of Purchase Price and as used in Sections 2.02, 3.09 and 9.01, at the time of any determination, the principal balance of a Mortgage Loan remaining to be paid at the close of business on the Cut-Off Date, after deduction of all scheduled principal payments  due  on  or  before the Cut-Off Date, whether  or  not  received,
reduced   by   all   amounts   distributed  or   to   be   distributed   to
Certificateholders through the Distribution Date in the month of determination that are reported as allocable to principal of such Mortgage Loan.

     In the case of a Substitute Mortgage Loan, "Principal Balance" shall mean, at the time of any determination, the principal balance of such
Substitute Mortgage Loan transferred to the Trust Fund, on the date of substitution, reduced by all amounts distributed or to be distributed to Certificateholders through the Distribution Date in the month of determination that are reported as allocable to principal of such

Substitute Mortgage Loan.

     The Principal Balance of a Mortgage Loan (including a Substitute Mortgage Loan) shall not be adjusted solely by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period. Whenever a Realized Loss has been incurred with respect to a Mortgage Loan during a calendar month, the Principal Balance of such Mortgage Loan shall be reduced by the amount of such Realized Loss as of the Distribution Date next following the end of such calendar month after giving effect to the allocation of Realized Losses and distributions of principal to the Certificates.

     Principal Payment: Any payment of principal on a Mortgage Loan other than a Principal Prepayment.

     Principal Payment Amount: On any Distribution Date and for any Loan Group, the sum with respect to the Mortgage Loans in such Loan Group of (i) the scheduled principal payments on the Mortgage Loans due on the related Due Date, (ii) the principal portion of repurchase proceeds received with respect to any Mortgage Loan which was repurchased by the Company pursuant to a Purchase Obligation or as permitted by this Agreement during the Prior Period and (iii) any other unscheduled payments of principal which were received with respect to any Mortgage Loan during the Prior Period, other than Payoffs, Curtailments and Liquidation Principal.

     Principal Prepayment: Any payment of principal on a Mortgage Loan which constitutes a Payoff or a Curtailment.

     Principal Prepayment Amount: On any Distribution Date and for any Loan Group, the sum with respect to the Mortgage Loans in such Loan Group of (i) Curtailments received during the Prior Period from such Mortgage Loans and
(ii) Payoffs received during the Payoff Period from such Mortgage Loans.

     Prior   Period:   The   calendar  month  immediately   preceding   any
Distribution Date.

     Pro Rata Allocation: (i) With respect to losses on Group I Loans, the allocation of the principal portion of Realized Losses to the outstanding Group I-L Regular Interests (other than the Class I-P-L Regular Interests), pro rata according to their respective Class Principal Balances, in reduction of their respective Class Principal Balances (except if the loss is recognized with respect to a Class I-P Mortgage Loan, in which case the Class I-P Fraction of such loss will first be allocated to the Class I-P-L Regular Interests, and the remainder of such loss will be allocated as set forth above), and the allocation of the interest portion of Realized Losses to the outstanding Group I-L Regular Interests, pro rata according to the amount of interest accrued but unpaid on each such Class in reduction thereof, and then in reduction of their respective Class Principal Balances (other than the Class I-A-10-L, Class I-A-11-L, Class I-A-12-L and Class I-P-L Regular Interests); (ii) with respect to losses on Group II Loans, the allocation of the principal portion of Realized Losses to the outstanding Group II-L Regular Interests (other than the Class II-P-L Regular

Interests), pro rata according to their respective Class Principal Balances, in reduction of their respective Class Principal Balances (except if the loss is recognized with respect to a Class II-P Mortgage Loan, in which case the Class II-P Fraction of such loss will first be allocated to the Class II-P-L Regular Interests, and the remainder of such loss will be allocated as set forth above), and the allocation of the interest portion of Realized Losses to the outstanding Group II-L Regular Interests, pro rata according to the amount of interest accrued but unpaid on each such Class in reduction thereof, and then in reduction of their respective Class Principal Balances (other than the Class II-A-2-L and Class II-P-L Regular Interests); (iii) with respect to losses on Group III Loans, the allocation of the principal portion of Realized Losses to the outstanding Group III-L Regular Interests (other than the Class III-P-L Regular Interests), pro rata according to their respective Class Principal Balances, in reduction of their respective Class Principal Balances (except if the loss is recognized with respect to a Class III-P Mortgage Loan, in which case the Class III-P Fraction of such loss will first be allocated to the Class III-P-L Regular Interests, and the remainder of such loss will be allocated as set forth above), and the allocation of the interest portion of Realized Losses to the outstanding Group III-L Regular Interests, pro rata according to the amount of interest accrued but unpaid on each such Class in reduction thereof, and then in reduction of their respective Class
Principal Balances (other than the Class III-A-2-L and Class III-P-L Regular Interests); and (iv) with respect to losses on Group IV Loans, the allocation of the principal portion of Realized Losses to the outstanding Group IV-L Regular Interests (other than the Class IV-P-L Regular Interests), pro rata according to their respective Class Principal Balances, in reduction of their respective Class Principal Balances (except if the loss is recognized with respect to a Class IV-P Mortgage Loan, in which case the Class IV-P Fraction of such loss will first be allocated to the Class IV-P-L Regular Interests, and the remainder of such loss will be allocated as set forth above), and the allocation of the interest portion of Realized Losses to the outstanding Group IV-L Regular Interests, pro rata according to the amount of interest accrued but unpaid on each such Class in reduction thereof, and then in reduction of their respective Class Principal Balances (other than the Class IV-P-L Regular Interests). Any losses allocated among the outstanding Classes of REMIC I Regular Interests pursuant to this definition of "Pro Rata Allocation" shall also be allocated to the Corresponding Classes of Certificates in the same manner and amounts as they reduce such attributes of such Classes of REMIC I Regular Interests; provided, however, that (a) the interest portion of such losses allocated to the Class I-A-20-L Regular Interests and applied to reduce the Interest Distribution Amount thereof shall be allocated to the Class I-A-20 and Class I-A-24 Certificates in reduction of the distribution of interest to such Certificates pursuant to the distributions set forth in clause (a)(ii) of the definition of "REMIC II Distribution Amount", pro rata according to the allocation set forth in such clause and (b) the interest portion of such losses allocated to the Class I-A-13-L Regular Interests and applied to reduce the Interest Distribution Amount thereof shall be allocated to the Class I-A-12 and Class I-A-13 Certificates in reduction of the distribution of interest to such Certificates pursuant to the distributions set forth in clause (a)(iii) of the definition of "REMIC

II Distribution Amount", pro rata according to the allocation set forth in such clause.

     Prospectus:   The  Prospectus,  dated  October  23,  1998,   and   the
Prospectus Supplement, dated October 28, 1998, of the Company.

     Purchase Obligation: An obligation of the Company to repurchase Mortgage Loans under the circumstances and in the manner provided in
Section 2.02 or Section 2.03.

     Purchase Price: With respect to any Mortgage Loan to be purchased pursuant to a Purchase Obligation, an amount equal to the sum of the Principal Balance thereof, and unpaid accrued interest thereon, if any, to the last day of the calendar month in which the date of repurchase occurs at a rate equal to the applicable Pass-Through Rate; provided, however, that no Mortgage Loan shall be purchased or required to be purchased pursuant to Section 2.03, or more than two years after the Closing Date under Section 2.02, unless (a) the Mortgage Loan to be purchased is in default, or default is in the judgment of the Company reasonably imminent, or (b) the Company, at its expense, delivers to the Trustee an Opinion of Counsel to the effect that the purchase of such Mortgage Loan will not give rise to a tax on a prohibited transaction, as defined in Section 860F(a) of the Code.

     Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located if such qualification is necessary to issue the applicable insurance policy or bond, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided by the Primary Insurance Policies and approved as an insurer by FHLMC or FNMA and the Master Servicer. A Qualified Insurer must have the rating required by the Rating Agencies.

     Random Lot: With respect to any Distribution Date on which a mandatory distribution is to be made on the Class I-A-23 Certificates (as described in Section 4.06), the method by which DTC will determine which Class I-A-23 Certificates will be paid principal, using its established random lot procedures or, if the such Certificates are no longer represented by a Book-Entry Certificate, using the Trustee's procedures.

     Rating Agency: Initially, each of S&P and Fitch and thereafter, each nationally recognized statistical rating organization that has rated the Certificates at the request of the Company, or their respective successors in interest.

     Ratings: As of any date of determination, the ratings, if any, of the Certificates as assigned by the Rating Agencies.

     Realized Loss: For any Distribution Date, with respect to any Mortgage Loan which became a Liquidated Mortgage Loan during the related Prior Period, the sum of (i) the principal balance of such Mortgage Loan remaining outstanding and the principal portion of Nonrecoverable Advances actually reimbursed with respect to such Mortgage Loan (the principal portion of such Realized Loss), and (ii) the accrued interest on such Mortgage Loan remaining unpaid and the interest portion of Nonrecoverable Advances actually reimbursed with respect to such Mortgage Loan (the interest portion of such Realized Loss). For any Distribution Date, with respect to any Mortgage Loan which is not a Liquidated Mortgage Loan, the amount of the Bankruptcy Loss incurred with respect to such Mortgage Loan as of the related Due Date.

     Realized Losses, Special Hazard Losses, Fraud Losses and Bankruptcy and Extraordinary Losses allocated to any Class of REMIC I Regular Interests shall also be allocated to the Corresponding Class of Certificates thereof and applied to reduce the Class Principal Balance of such Corresponding Class in the same manner and amounts as they reduce such attributes of such Class of REMIC I Regular Interests; provided, however, that the allocation of the interest portion of such losses is subject to the proviso contained in the last sentence of the definition of "Pro Rata Allocation" herein.

     Except for Special Hazard Losses in excess of Group I Special Hazard Coverage, Fraud Losses in excess of Group I Fraud Coverage and Bankruptcy Losses in excess of Group I Bankruptcy Coverage, Realized Losses with respect to the Group I Loans shall be allocated among the Group I-L Regular Interests (i) for Realized Losses allocable to principal (a) first, to the Class I-B-6-L Regular Interests, until the Class I-B-6-L Principal Balance has been reduced to zero, (b) second, to the Class I-B-5-L Regular Interests, until the Class I-B-5-L Principal Balance has been reduced to zero, (c) third, to the Class I-B-4-L Regular Interests, until the Class I-B-4-L Principal Balance has been reduced to zero, (d) fourth, to the Class I-B-3-L Regular Interests, until the Class I-B-3-L Principal Balance has been reduced to zero, (e) fifth, to the Class I-B-2-L Regular Interests, until the Class I-B-2-L Principal Balance has been reduced to zero, (f) sixth, to the Class I-B-1-L Regular Interests, until the Class I-B-1-L Principal Balance has been reduced to zero, and (g) seventh, to the Group I-A-L and Class R-2-L Regular Interests and the Class R-1 Certificates, pro rata according to their Class Principal Balances in reduction of their respective Class Principal Balances, as applicable; provided, however, that if the loss is recognized with respect to a Class I-P Mortgage Loan, the Class I-P Fraction of such loss will first be allocated to the Class I-P-L Regular Interests and the remainder of such loss will be allocated as set forth above in this clause (i); and (ii) for Realized Losses allocable to interest (a) first, to the Class I-B-6-L Regular Interests, in reduction of accrued but unpaid interest thereon and then in reduction of the Class I-B-6-L Principal Balance, (b) second, to the Class I-B-5-L Regular Interests, in reduction of accrued but unpaid interest thereon and then in reduction of the Class I-B-5-L Principal Balance, (c) third, to the Class I-B-4-L Regular Interests, in reduction of accrued but unpaid interest thereon and then in reduction of the Class I-B-4-L Principal Balance, (d) fourth, to the Class I-B-3-L Regular Interests, in reduction of accrued but unpaid interest thereon and then in reduction of the Class I-B-3-L Principal Balance, (e) fifth, to the Class I-B-2-L Regular Interests, in reduction of accrued but unpaid interest thereon and then in reduction of the Class I-B-

2-L Principal Balance, (f) sixth, to the Class I-B-1-L Regular Interests, in reduction of accrued but unpaid interest thereon and then in reduction of the Class I-B-1-L Principal Balance, and (g) seventh, to the Group I-A-L Regular Interests (other than the Class I-A-10-L, Class I-A-11-L and Class I-A-12-L Regular Interests), the Class I-X-L Regular Interests, the Class R-2-L and Class R-1 Certificates pro rata according to accrued but unpaid interest on such Classes and then pro rata according to their Class Principal Balances in reduction of their respective Class Principal Balances.

     Except for Special Hazard Losses in excess of the coverage provided by the Special Hazard Insurance Policy, Fraud Losses in excess of the coverage provided by the Fraud Waiver and Bankruptcy and Extraordinary Losses in excess of the coverage provided by the Bankruptcy and Extraordinary Expense Reserve Fund, Realized Losses with respect to the Group II Loans (to the extent such loss is not covered by the Mortgage Pool Insurance Policy, the Special Hazard Insurance Policy or the Bankruptcy and Extraordinary Expense Reserve Fund, such coverage applicable to such loss has been exhausted through the payment of claims or the Mortgage Pool Insurer or the Special Hazard Insurer defaults on a valid claim for such loss) shall be allocated among the Group II-L Regular Interests (i) for Realized Losses allocable to principal (a) first, to the Class II-M-L Regular Interests, until the Class II-M-L Principal Balance has been reduced to zero and (b) second, to the Group II-A-L Regular Interests in reduction of the Class Principal Balance thereof; provided, however, that if the loss is recognized with respect to a Class II-P Mortgage Loan, the Class II-P Fraction of such loss will first be allocated to the Class II-P-L Regular Interests and the remainder of such loss will be allocated as set forth above in this clause (i); and (ii) for Realized Losses allocable to interest (a) first, to the Class II-M-L Regular Interests, in reduction of accrued but unpaid interest thereon and then in reduction of the Class II-M-L Principal Balance and (b) second, to the Class II-A-1-L and Class II-X-L Regular Interests, pro rata according to accrued but unpaid interest on such Classes and then to the Class II-A-1-L Regular Interests in reduction of the Class Principal Balance thereof.

     Except for Special Hazard Losses in excess of the coverage provided by the Special Hazard Insurance Policy, Fraud Losses in excess of the coverage provided by the Fraud Waiver and Bankruptcy and Extraordinary Losses in excess of the coverage provided by the Bankruptcy and Extraordinary Expense Reserve Fund, Realized Losses with respect to the Group III Loans (to the extent such loss is not covered by the Mortgage Pool Insurance Policy, the Special Hazard Insurance Policy or the Bankruptcy and Extraordinary Expense Reserve Fund, such coverage applicable to such loss has been exhausted through the payment of claims or the Mortgage Pool Insurer or the Special Hazard Insurer defaults on a valid claim for such loss) shall be allocated among the Group III-L Regular Interests (i) for Realized Losses allocable to principal (a) first, to the Class III-M-L Regular Interests, until the Class III-M-L Principal Balance has been reduced to zero and (b) second, to the Group III-A-L Regular Interests in reduction of the Class Principal Balance thereof; provided, however, that if the loss is recognized with respect to a Class III-P Mortgage Loan, the Class III-P Fraction of such loss will first be allocated to the Class III-P-L Regular Interests and the
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

remainder of such loss will be allocated as set forth above in this  clause
(i); and (ii) for Realized Losses allocable to interest (a) first, to the Class III-M-L Regular Interests, in reduction of accrued but unpaid interest thereon and then in reduction of the Class III-M-L Principal Balance and (b) second, to the Class III-A-1-L and Class III-X-L Regular Interests, pro rata according to accrued but unpaid interest on such Classes and then to the Class III-A-1-L Regular Interests in reduction of the Class Principal Balance thereof.

     Except for Special Hazard Losses in excess of the coverage provided by the Special Hazard Insurance Policy, Fraud Losses in excess of the coverage provided by the Fraud Waiver and Bankruptcy and Extraordinary Losses in excess of the coverage provided by the Bankruptcy and Extraordinary Expense Reserve Fund, Realized Losses with respect to the Group IV Loans (to the extent such loss is not covered by the Mortgage Pool Insurance Policy, the Special Hazard Insurance Policy or the Bankruptcy and Extraordinary Expense Reserve Fund, such coverage applicable to such loss has been exhausted through the payment of claims or the Mortgage Pool Insurer or the Special Hazard Insurer defaults on a valid claim for such loss) shall be allocated among the Group IV-L Regular Interests (i) for Realized Losses allocable to principal (a) first, to the Class IV-M-L Regular Interests, until the Class IV-M-L Principal Balance has been reduced to zero, (b) second, to the Class IV-AM-L Regular Interests, until the Class IV-AM-L Principal Balance has been reduced to zero, and (c) third, to the Class IV-A-1-L Regular Interests in reduction of the Class Principal Balance thereof; provided, however, that if the loss is recognized with respect to a Class IV-P Mortgage Loan, the Class IV-P Fraction of such loss will first be allocated to the Class IV-P-L Regular Interests and the remainder of such loss will be allocated as set forth above in this clause (i); and (ii) for Realized Losses allocable to interest (a) first, to the Class IV-M-L Regular Interests, in reduction of accrued but unpaid interest thereon and then in reduction of the Class IV-M-L Principal Balance, (b) second, to the Class IV-AM-L Regular Interests, in reduction of accrued but unpaid interest thereon and then in reduction of the Class IV-AM-L Principal Balance and
(c) third, to the Class IV-A-1-L and Class IV-X-L Regular Interests, pro rata according to accrued but unpaid interest on such Classes and then to the Class IV-A-1-L Regular Interests in reduction of the Class Principal Balance thereof.

     Special Hazard Losses on Group I Loans in excess of the Group I Special Hazard Coverage, Fraud Losses on Group I Loans in excess of the Group I Fraud Coverage, and Bankruptcy Losses on Group I Loans in excess of the Group I Bankruptcy Coverage shall be allocated among the Group I Certificates by Pro Rata Allocation.

     Special Hazard Losses on Group II Loans in excess of the coverage provided by the Special Hazard Insurance Policy, Fraud Losses on Group II Loans in excess of the coverage provided by the Fraud Waiver, and Bankruptcy and Extraordinary Losses on Group II Loans in excess of the coverage provided by the Bankruptcy and Extraordinary Expense Reserve Fund shall be allocated among the Group II-L Regular Interests by Pro Rata Allocation.

     Special Hazard Losses on Group III Loans in excess of the coverage provided by the Special Hazard Insurance Policy, Fraud Losses on Group III Loans in excess of the coverage provided by the Fraud Waiver, and Bankruptcy and Extraordinary Losses on Group III Loans in excess of the coverage provided by the Bankruptcy and Extraordinary Expense Reserve Fund shall be allocated among the Group III-L Regular Interests by Pro Rata Allocation.

     Special Hazard Losses on Group IV Loans in excess of the coverage provided by the Special Hazard Insurance Policy, Fraud Losses on Group IV Loans in excess of the coverage provided by the Fraud Waiver, and Bankruptcy and Extraordinary Losses on Group IV Loans in excess of the coverage provided by the Bankruptcy and Extraordinary Expense Reserve Fund shall be allocated among the Group IV-L Regular Interests by Pro Rata Allocation.

     On each Distribution Date, after giving effect to the principal distributions and allocations of losses as provided in this Agreement (without regard to this paragraph), if the aggregate Class Principal Balance of all outstanding Group I-L Regular Interests exceeds the aggregate principal balance of the Group I Loans remaining to be paid at the close of business on the Cut-Off Date, after deduction of (i) all principal payments due on or before the Cut-Off Date in respect of each such Mortgage Loan whether or not paid and (ii) all amounts of principal in respect of each such Mortgage Loan that have been received or advanced and included in the REMIC I Available Distribution Amount for the Group I Loans, and all losses in respect of each such Mortgage Loans that have been allocated to the Group I-L Regular Interests on such Distribution Date or prior Distribution Dates, then such excess will be deemed a principal loss and will be allocated to the most junior Class of Group I-B-L Regular Interests, in reduction of the Class Principal Balance thereof.

     On each Distribution Date, after giving effect to the principal distributions and allocations of losses as provided in this Agreement (without regard to this paragraph), if the aggregate Class Principal Balance of all outstanding Group II-L Regular Interests exceeds the aggregate principal balance of the Group II Loans remaining to be paid at the close of business on the Cut-Off Date, after deduction of (i) all principal payments due on or before the Cut-Off Date in respect of each such Mortgage Loan whether or not paid and (ii) all amounts of principal in respect of each such Mortgage Loan that have been received or advanced and included in the REMIC I Available Distribution Amount for the Group II-L Regular Interests, and all losses in respect of each such Mortgage Loan that have been allocated to the REMIC I Regular Interests, on such Distribution Date or prior Distribution Dates, then such excess will be deemed a principal loss and will be allocated to the Class II-M-L Regular Interests, in reduction of the Class Principal Balance thereof.

     On each Distribution Date, after giving effect to the principal distributions and allocations of losses as provided in this Agreement (without regard to this paragraph), if the aggregate Class Principal Balance of all outstanding Group III-L Regular Interests exceeds the
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

aggregate principal balance of the Group III Loans remaining to be paid at the close of business on the Cut-Off Date, after deduction of (i) all principal payments due on or before the Cut-Off Date in respect of each such Mortgage Loan whether or not paid and (ii) all amounts of principal in respect of each such Mortgage Loan that have been received or advanced and included in the REMIC I Available Distribution Amount for the Group III-L Regular Interests, and all losses in respect of each such Mortgage Loan that have been allocated to the REMIC I Regular Interests, on such Distribution Date or prior Distribution Dates, then such excess will be deemed a principal loss and will be allocated to the Class III-M-L Regular Interests, in reduction of the Class Principal Balance thereof.

     On each Distribution Date, after giving effect to the principal distributions and allocations of losses as provided in this Agreement (without regard to this paragraph), if the aggregate Class Principal Balance of all outstanding Group IV-L Regular Interests exceeds the aggregate principal balance of the Group IV Loans remaining to be paid at the close of business on the Cut-Off Date, after deduction of (i) all principal payments due on or before the Cut-Off Date in respect of each such Mortgage Loan whether or not paid and (ii) all amounts of principal in respect of each such Mortgage Loan that have been received or advanced and included in the REMIC I Available Distribution Amount for the Group IV-L Regular Interests, and all losses in respect of each such Mortgage Loan that have been allocated to the REMIC I Regular Interests, on such Distribution Date or prior Distribution Dates, then such excess will be deemed a principal loss and will be allocated first to the Class IV-M-L Regular Interests and then to the Class IV-AM-L Regular Interests, in reduction of the Class Principal Balances thereof.

     Record Date: The last Business Day of the month immediately preceding the month of the related Distribution Date.

     Regular Interests: (i) With respect to REMIC I, the REMIC I Regular Interests and (ii) with respect to REMIC II, the REMIC II Regular Interests.

     Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     Interest shortfalls related to the Relief Act for Loan Group I shall be allocated to the Group I-L Regular Interests pro rata according to the amount of the Interest Distribution Amount to which each such Class would otherwise be entitled in reduction thereof.

     Interest shortfalls related to the Relief Act for Loan Group II shall be allocated to the Group II-L Regular Interests pro rata according to the amount of the Interest Distribution Amount to which each such Class would otherwise be entitled in reduction thereof.

     Interest shortfalls related to the Relief Act for Loan Group III shall be allocated to the Group III-L Regular Interests pro rata according to the amount of the Interest Distribution Amount to which each such Class would
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

otherwise be entitled in reduction thereof.

     Interest shortfalls related to the Relief Act for Loan Group IV shall be allocated to the Group IV-L Regular Interests pro rata according to the amount of the Interest Distribution Amount to which each such Class would otherwise be entitled in reduction thereof.

     REMIC: A real estate mortgage investment conduit, as such term is defined in the Code.

     REMIC Provisions: Sections 860A through 860G of the Code, related Code provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

     REMIC I: The segregated pool of assets consisting of the REMIC I Trust Fund, with respect to which a separate REMIC election is to be made.

     REMIC I Available Distribution Amount: With respect to each Loan Group on any Distribution Date, the sum of the following amounts with respect to the Mortgage Loans in such Loan Group:

          (1) the total amount of all cash received by or on behalf of the Master Servicer with respect to such Mortgage Loans by the Determination Date for such Distribution Date and not previously distributed, including Monthly P&I Advances made by Servicers, Liquidation Proceeds (including with respect to the Group II, Group III and Group IV Loans, amounts available under the Mortgage Pool Insurance Policy, the Special Hazard Insurance Policy and the Bankruptcy and Extraordinary Expense Reserve Fund) and scheduled amounts of distributions from Buydown Funds respecting Buydown Loans, if any, except:

               (a) all scheduled payments of principal and interest collected but due on a date subsequent to the related Due Date;

               (b) all Curtailments received after the Prior Period (together with any interest payment received with such prepayments to the extent that it represents the payment of interest accrued on a related Mortgage Loan subsequent to the Prior Period);

               (c) all Payoffs received after the Payoff Period immediately preceding such Distribution Date (together with any interest payment received with such Payoffs to the extent that it represents the payment of interest accrued on the Mortgage Loans for the period subsequent to the Prior Period), and interest which was accrued and received on Payoffs received during the period from the 1st to the 14th day of the month of such Determination Date, which interest shall not be included in the calculation of the REMIC I Available Distribution Amount for any Distribution Date;

               (d) Insurance Proceeds and Liquidation Proceeds received on such Mortgage Loans after the Prior Period;

               (e) all amounts in the Certificate Account which are due and reimbursable to a Servicer or the Master Servicer pursuant to the terms of this Agreement;

               (f) the sum of the Master Servicing Fee and the Servicing Fee for each such Mortgage Loan and with respect to the Group II, Group III and Group IV Loans, the Excess Amount; and

               (g)  Excess Liquidation Proceeds;

          (2) the sum, to the extent not previously distributed, of the following amounts, to the extent advanced or received, as applicable, by the Master Servicer:

               (a) any Monthly P&I Advance made by the Master Servicer to the Trustee with respect to such Distribution Date relating to such Mortgage Loans; and

               (b)  Compensating Interest; and

          (3) the total amount, to the extent not previously distributed, of all cash received by the Distribution Date by the Trustee or the Master Servicer, in respect of a Purchase Obligation under Section
     2.02 and Section 2.03 or any permitted repurchase of a Mortgage Loan.

     REMIC I Distribution Amount: (I) For any Distribution Date prior to the Group I, Group II, Group III or Group IV Credit Support Depletion Date, as applicable, the REMIC I Available Distribution Amount shall be distributed to the REMIC I Regular Interests and the Class R-1 Certificates in the following amounts and priority:

     (a) With respect to the Group I-L Regular Interests and the Class R-1 Certificates, on any Distribution Date prior to the Group I Credit Support Depletion Date, to the extent of the REMIC I Available Distribution Amount for Loan Group I remaining following prior distributions, if any, on such Distribution Date:

           (i) first, to the Class I-P-L Regular Interests, the aggregate for all Class I-P Mortgage Loans of the product for each Class I-P Mortgage Loan of the applicable Class I-P Fraction and the sum of (x) scheduled payments of principal on such Class I-P Mortgage Loan due on or before the related Due Date in respect of which no distribution has been made on any previous Distribution Date and which were received by the Determination Date, or which have been advanced as part of a Monthly P&I Advance with respect to such Distribution Date, (y) the principal portion received in respect of such Class I-P Mortgage Loan during the Prior Period of (1) Curtailments, (2) Insurance Proceeds,
     (3) the amount, if any, of the principal portion of the Purchase Price paid pursuant to a Purchase Obligation or any repurchase of a Mortgage

     Loan permitted hereunder and (4) Liquidation Proceeds and (z) the principal portion of Payoffs received in respect of such Class I-P Mortgage Loan during the Payoff Period;

          (ii)  second,  to  the Group I-A-L, Class I-X-L and  Class  R-2-L
     Regular Interests and the Class R-1 Certificates, the sum of the Interest Distribution Amounts for such Classes of Regular Interests and Certificates remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

          (iii) third, to the Group I-A-L, Class I-X-L and Class R-2-L Regular Interests and the Class R-1 Certificates, the sum of the Interest Distribution Amounts for such Classes of Regular Interests and Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

          (iv) fourth, to the Group I-A-L and Class R-2-L Regular Interests and the Class R-1 Certificates, as principal, the Group I Senior Principal Distribution Amount, as follows:

               (a)  25.2200000130%, sequentially, as follows:

                    (1) first, to the Class I-A-3-L Regular Interests, an amount, up to the amount of the Class I-A-3 Priority Amount for such Distribution Date, until the Class I-A-3-L Principal Balance has been reduced to zero; and

                    (2) second, until the Class I-A-2-L Principal Balance has been reduced to zero, concurrently, as follows:

                         (A)  46.8499997101%, sequentially, as follows:

                              (I)   first,  to  the Class  I-A-4-L  Regular
                         Interests,  until  the  Class  I-A-4-L   Principal
                         Balance has been reduced to zero; and

                              (II) second, to the Class I-A-5-L and Class I-
                         A-11-L Regular Interests, pro rata, until their respective Class Principal Balances have each been reduced to zero;

                         (B)  53.1500002899%, sequentially, as follows:

                              (I)   first,  to  the Class  I-A-1-L  Regular
                         Interests,  until  the  Class  I-A-1-L   Principal
                         Balance has been reduced to zero;

                              (II) second, to the Class I-A-2-L, Class I-A-12-L, Class I-A-13-L, Class I-A-14-L and Class I-A-15-L Regular Interests, pro rata, until their respective Class Principal Balances have each been reduced to zero; and

                    (3) third, to the Class I-A-3-L Regular Interests, until the Class I-A-3-L Principal Balance has been reduced to zero;

               (b)  51.0499999419%, sequentially, as follows:

                    (1) first, to the Class I-A-9-L Regular Interests, an amount, up to the amount of the Class I-A-9 Priority Amount for such Distribution Date, until the Class I-A-9-L Principal Balance has been reduced to zero;

                    (2)    second,   sequentially,   to   the   Class   R-1
               Certificates and Class R-2-L Regular Interests, until the Class Principal Balance of each has been reduced to zero;

                    (3) third, until the Class I-A-8-L Principal Balance has been reduced to zero, concurrently, as follows:

                         (A) 52.1698128800%, to the Class I-A-8-L Regular Interests; and

                         (B)  47.8301871200%, sequentially, as follows:

                              (I)    first,   until  the   Class   I-A-17-L
                         Principal  Balance  has  been  reduced  to   zero,
                         concurrently, as follows:

                                   (x) 30.0125939230% to the Class I-A-17-L
                              Regular Interests; and

                                   (y)  69.9874060770%,  sequentially,   as
                              follows:

                                        (a)  first, concurrently, until the
                                   Class I-A-19-L Principal Balance has been reduced to zero, as follows:

                                             (1)   48.8644253075%,  to  the
                                        Class I-A-19-L Regular Interests;

                                             (2)   18.1072407281%,  to  the
                                        Class  I-A-7-L  Regular  Interests;
                                        and

                                             (3)            33.0283339644%,
                                        sequentially, to the Class I-A-22-L
                                        and    Class    I-A-21-L    Regular
                                        Interests,  in  that  order,  until
                                        their  respective  Class  Principal
                                        Balances have each been reduced  to
                                        zero; and

                                        (b) second, concurrently, until the
                                   Class I-A-7-L Principal Balance has been reduced to zero, as follows:

                                             (1)   35.4102615195%,  to  the
                                        Class  I-A-7-L  Regular  Interests;
                                        and

                                             (2)            64.5897384805%,
                                        sequentially, to the Class I-A-22-L
                                        and    Class    I-A-21-L    Regular
                                        Interests,  in  that  order,  until
                                        their  respective  Class  Principal
                                        Balances have each been reduced  to
                                        zero;

                              (II) second, concurrently, until the Class I-
                         A-19-L Principal Balance has been reduced to zero, as follows:

                                   (x) 48.8644253075% to the Class I-A-19-L
                              Regular Interests;

                                   (y)  18.1072407281% to the Class I-A-7-L
                              Regular Interests; and

                                   (z) 33.0283339644%, sequentially, to the
                              Class I-A-22-L and Class I-A-21-L Regular Interests, in that order, until their respective Class Principal Balances have each been reduced to zero;

                              (III)      third,  concurrently,  until   the
                         Class I-A-7-L Principal Balance has been reduced to zero, as follows:

                                   (x)  35.4102615195% to the Class I-A-7-L
                              Regular Interests; and

                                   (y) 64.5897384805%, sequentially, to the
                              Class I-A-22-L and Class I-A-21-L Regular Interests, in that order, until their respective Class Principal Balances have each been reduced to zero;

                              (IV)  fourth,  to  the Class I-A-6-L  Regular
                         Interests;

                    (4) fourth, to the Class I-A-6-L, Class I-A-16-L, Class I-A-18-L and Class I-A-23-L Regular Interests, pro rata, until their respective Class Principal Balances have each been reduced to zero; and

                    (5) fifth, to the Class I-A-9-L Regular Interests, until the Class I-A-9-L Principal Balance has been reduced to zero;

               (c) 0.9700000586% to the Class I-A-10-L Regular Interests, until the Class I-A-10-L Principal Balance has been reduced to zero; and

               (d) 22.7599999866% to the Class I-A-20-L Regular Interests, until the Class I-A-20-L Principal Balance has been reduced to zero;

           (v) fifth, to the Class I-P-L Regular Interests, to the extent of amounts otherwise available to pay the Group I Subordinate Principal Distribution Amount (without regard to clause (B) of the definition thereof) on such Distribution Date, the amount payable to the Class I-P-L Regular Interests on previous Distribution Dates pursuant to clause (I)(a)(vi) of this definition of "REMIC I Distribution Amount" and remaining unpaid from such previous Distribution Dates;

          (vi) sixth, to the Class I-P-L Regular Interests, to the extent of amounts otherwise available to pay the Group I Subordinate Principal Distribution Amount (without regard to clause (B) of the definition thereof) on such Distribution Date, an amount equal to the Class I-P Fraction of any Realized Loss on a Class I-P Mortgage Loan allocated to the Class I-P-L Regular Interests (other than a Realized Loss that is allocated by Pro Rata Allocation) provided that any amounts distributed in respect of losses pursuant to paragraph
     (I)(a)(v) or this paragraph (I)(a)(vi) of this definition of "REMIC I Distribution Amount" shall not cause a further reduction in the Class I-P-L Principal Balance;

          (vii) seventh, to the Class I-B-1-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests remaining unpaid from previous Distribution Dates;

          (viii) eighth, to the Class I-B-1-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

          (ix) ninth, to the Class I-B-1-L Regular Interests, the portion of the Group I Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Group I Subordinate Principal Distribution Amount", until the Class I-B-1-L Principal Balance has been reduced to zero;

          (x) tenth, to the Class I-B-2-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests remaining unpaid from previous Distribution Dates;

          (xi) eleventh, to the Class I-B-2-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

          (xii) twelfth, to the Class I-B-2-L Regular Interests, the portion of the Group I Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Group I Subordinate Principal Distribution Amount", until the Class I-B-2-L Principal Balance has been reduced to zero;

          (xiii) thirteenth, to the Class I-B-3-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests remaining unpaid from previous Distribution Dates;

          (xiv) fourteenth, to the Class I-B-3-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

          (xv) fifteenth, to the Class I-B-3-L Regular Interests, the portion of the Group I Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Group I Subordinate Principal Distribution Amount", until the Class I-B-3-L Principal Balance has been reduced to zero;

          (xvi) sixteenth, to the Class I-B-4-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests remaining unpaid from previous Distribution Dates;

          (xvii) seventeenth, to the Class I-B-4-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

          (xviii) eighteenth, to the Class I-B-4-L Regular Interests, the portion of the Group I Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Group I Subordinate Principal Distribution Amount", until the Class I-B-4-L Principal Balance has been reduced to zero;

          (xix) nineteenth, to the Class I-B-5-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests remaining unpaid from previous Distribution Dates;

          (xx) twentieth, to the Class I-B-5-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

          (xxi) twenty-first, to the Class I-B-5-L Regular Interests, the portion of the Group I Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Group I Subordinate Principal Distribution Amount", until the Class I-B-5-L Principal Balance has been reduced to zero;

          (xxii) twenty-second, to the Class I-B-6-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests remaining unpaid from previous Distribution Dates;

          (xxiii)    twenty-third, to the Class I-B-6-L Regular  Interests,
     the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

          (xxiv) twenty-fourth, to the Class I-B-6-L Regular Interests, the portion of the Group I Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Group I Subordinate Principal Distribution Amount", until the Class I-B-6-L Principal Balance has been reduced to zero;

          (xxv) twenty-fifth, to each Class of Group I-B-L Regular Interests in the order of seniority, the remaining portion, if any, of the REMIC I Available Distribution Amount for the Group I Loans, up to the amount of unreimbursed Realized Losses previously allocated to such Class, if any, provided that any amounts distributed pursuant to this paragraph (I)(a)(xxv) of this definition of "REMIC I Distribution Amount" shall not cause a further reduction in the Class Principal Balances of the Group I-B-L Regular Interests; and

          (xxvi)     twenty-sixth,  to  the  Class  R-1  Certificates,  the
     Residual   Distribution  Amount  for  the  Group  I  Loans  for   such
     Distribution Date;

     (b) With respect to the Group II-L Regular Interests and the Class R-1 Certificates on any Distribution Date prior to the Group II Credit Support Depletion Date, to the extent of the REMIC I Available Distribution Amount for the Group II Loans remaining following prior distributions, if any, on such Distribution Date:

           (i) first, to the Class II-P-L Regular Interests, the aggregate for all Class II-P Mortgage Loans of the product for each Class II-P Mortgage Loan of the applicable Class II-P Fraction and the sum of (x) scheduled payments of principal on such Class II-P Mortgage Loan due on or before the related Due Date in respect of which no distribution has been made on any previous Distribution Date and which were received by the Determination Date, or which have been advanced as part of a Monthly P&I Advance with respect to such Distribution Date,
     (y) the principal portion received in respect of such Class II-P Mortgage Loan during the Prior Period of (1) Curtailments, (2) Insurance Proceeds, (3) the amount, if any, of the principal portion of the Purchase Price paid pursuant to a Purchase Obligation or any repurchase of a Mortgage Loan permitted hereunder and (4) Liquidation Proceeds and (z) the principal portion of Payoffs received in respect of such Class II-P Mortgage Loan during the Payoff Period;

          (ii) second, to the Class II-A-1-L and Class II-X-L Regular Interests, the sum of the Interest Distribution Amounts for such

     Classes   of   Regular  Interests  remaining  unpaid   from   previous
     Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

          (iii) third, to the Class II-A-1-L and Class II-X-L Regular Interests, the sum of the Interest Distribution Amounts for such Classes of Regular Interests for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

          (iv) fourth, to the Group II-A-L Regular Interests, pro rata, as principal, the Group II Senior Principal Distribution Amount;

           (v) fifth, to the Class II-P-L Regular Interests, to the extent of amounts otherwise available to pay the Class II-M Principal Distribution Amount (without regard to clause (B) of the definition thereof) on such Distribution Date, the amount payable to the Class II-P-L Regular Interests on previous Distribution Dates pursuant to clause (I)(b)(vi) of this definition of "REMIC I Distribution Amount" and remaining unpaid from such previous Distribution Dates;

          (vi) sixth, to the Class II-P-L Regular Interests, to the extent of amounts otherwise available to pay the Class II-M Principal Distribution Amount (without regard to clause (B) of the definition thereof) on such Distribution Date, an amount equal to the Class II-P Fraction of any Realized Loss on a Class II-P Mortgage Loan allocated to the Class II-P-L Regular Interests (other than a Realized Loss that is allocated by Pro Rata Allocation) provided that any amounts distributed in respect of losses pursuant to paragraph (I)(b)(v) or this paragraph (I)(b)(vi) of this definition of "REMIC I Distribution Amount" shall not cause a further reduction in the Class II-P-L Principal Balance;

          (vii) seventh, to the Class II-M-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests remaining unpaid from previous Distribution Dates;

          (viii) eighth, to the Class II-M-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

          (ix) ninth, to the Class II-M-L Regular Interests, the Class II-M Principal Distribution Amount;

          (x) tenth, to the Class II-M-L Regular Interests, the remaining portion, if any, of the REMIC I Available Distribution Amount for Loan Group II, up to the amount of unreimbursed Realized Losses previously allocated to such Class, if any, provided that any amounts distributed pursuant to this paragraph (I)(b)(x) of this definition of "REMIC I Distribution Amount" shall not cause a further reduction in the Class II-M-L Principal Balance; and

          (xi)  eleventh,  to  the  Class R-1  Certificates,  the  Residual

     Distribution Amount for Loan Group II for such Distribution Date;

     (c) With respect to the Group III-L Regular Interests and the Class R-1 Certificates on any Distribution Date prior to the Group III Credit Support Depletion Date, to the extent of the REMIC I Available Distribution Amount for the Group III Loans remaining following prior distributions, if any, on such Distribution Date:

          (i) first, to the Class III-P-L Regular Interests, the aggregate for all Class III-P Mortgage Loans of the product for each Class III-P Mortgage Loan of the applicable Class III-P Fraction and the sum of
     (x) scheduled payments of principal on such Class III-P Mortgage Loan due on or before the related Due Date in respect of which no distribution has been made on any previous Distribution Date and which were received by the Determination Date, or which have been advanced as part of a Monthly P&I Advance with respect to such Distribution Date, (y) the principal portion received in respect of such Class III-P Mortgage Loan during the Prior Period of (1) Curtailments, (2) Insurance Proceeds, (3) the amount, if any, of the principal portion of the Purchase Price paid pursuant to a Purchase Obligation or any repurchase of a Mortgage Loan permitted hereunder and (4) Liquidation Proceeds and (z) the principal portion of Payoffs received in respect of such Class III-P Mortgage Loan during the Payoff Period;

          (ii) second, to the Class III-A-1-L and Class III-X-L Regular Interests, the sum of the Interest Distribution Amounts for such Classes of Regular Interests remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

          (iii) third, to the Class III-A-1-L and Class III-X-L Regular Interests, the sum of the Interest Distribution Amounts for such Classes of Regular Interests for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

          (iv) fourth, to the Group III-A-L Regular Interests, pro rata, as principal, the Group III Senior Principal Distribution Amount;

          (v) fifth, to the Class III-P-L Regular Interests, to the extent of amounts otherwise available to pay the Class III-M Principal Distribution Amount (without regard to clause (B) of the definition thereof) on such Distribution Date, the amount payable to the Class III-P-L Regular Interests on previous Distribution Dates pursuant to clause (I)(c)(vi) of this definition of "REMIC I Distribution Amount" and remaining unpaid from such previous Distribution Dates;

          (vi) sixth, to the Class III-P-L Regular Interests, to the extent of amounts otherwise available to pay the Class III-M Principal Distribution Amount (without regard to clause (B) of the definition thereof) on such Distribution Date, an amount equal to the Class III-P Fraction of any Realized Loss on a Class III-P Mortgage Loan allocated to the Class III-P-L Regular Interests (other than a Realized Loss that is allocated by Pro Rata Allocation) provided that any amounts distributed in respect of losses pursuant to paragraph (I)(c)(v) or this paragraph (I)(c)(vi) of this definition of "REMIC I Distribution Amount" shall not cause a further reduction in the Class III-P-L Principal Balance;

          (vii) seventh, to the Class III-M-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests remaining unpaid from previous Distribution Dates;

          (viii) eighth, to the Class III-M-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

          (ix) ninth, to the Class III-M-L Regular Interests, the Class III-M Principal Distribution Amount;

          (x) tenth, to the Class III-M-L Regular Interests, the remaining portion, if any, of the REMIC I Available Distribution Amount for Loan Group III, up to the amount of unreimbursed Realized Losses previously allocated to such Class, if any, provided that any amounts distributed pursuant to this paragraph (I)(c)(x) of this definition of "REMIC I Distribution Amount" shall not cause a further reduction in the Class III-M-L Principal Balance; and

          (xi) eleventh, to the Class R-1 Certificates, the Residual Distribution Amount for Loan Group III for such Distribution Date;

     (d) With respect to the Group IV-L Regular Interests on any Distribution Date prior to the Group IV Credit Support Depletion Date, to the extent of the REMIC I Available Distribution Amount for the Group IV Loans remaining following prior distributions, if any, on such Distribution
Date:

           (i) first, to the Class IV-P-L Regular Interests, the aggregate for all Class IV-P Mortgage Loans of the product for each Class IV-P Mortgage Loan of the applicable Class IV-P Fraction and the sum of (x) scheduled payments of principal on such Class IV-P Mortgage Loan due on or before the related Due Date in respect of which no distribution has been made on any previous Distribution Date and which were received by the Determination Date, or which have been advanced as part of a Monthly P&I Advance with respect to such Distribution Date,
     (y) the principal portion received in respect of such Class IV-P Mortgage Loan during the Prior Period of (1) Curtailments, (2) Insurance Proceeds, (3) the amount, if any, of the principal portion of the Purchase Price paid pursuant to a Purchase Obligation or any repurchase of a Mortgage Loan permitted hereunder and (4) Liquidation Proceeds and (z) the principal portion of Payoffs received in respect of such Class IV-P Mortgage Loan during the Payoff Period;

          (ii) second, to the Class IV-A-1-L and Class IV-X-L Regular Interests, the sum of the Interest Distribution Amounts for such

     Classes   of   Regular  Interests  remaining  unpaid   from   previous
     Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

          (iii) third, to the Class IV-A-1-L and Class IV-X-L Regular Interests, the sum of the Interest Distribution Amounts for such Classes of Regular Interests for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

          (iv)  fourth,  to  the  Class  IV-A-1-L  Regular  Interests,   as
     principal, the Group IV Senior Principal Distribution Amount;

           (v) fifth, to the Class IV-P-L Regular Interests, to the extent of amounts otherwise available to pay the Group IV Mezzanine Principal Distribution Amount (without regard to clause (B) of the definition thereof) on such Distribution Date, the amount payable to the Class IV-P-L Regular Interests on previous Distribution Dates pursuant to clause (I)(d)(vi) of this definition of "REMIC I Distribution Amount" and remaining unpaid from such previous Distribution Dates;

          (vi) sixth, to the Class IV-P-L Regular Interests, to the extent of amounts otherwise available to pay the Group IV Mezzanine Principal Distribution Amount (without regard to clause (B) of the definition thereof) on such Distribution Date, an amount equal to the Class IV-P Fraction of any Realized Loss on a Class IV-P Mortgage Loan allocated to the Class IV-P-L Regular Interests (other than a Realized Loss that is allocated by Pro Rata Allocation) provided that any amounts distributed in respect of losses pursuant to paragraph (I)(d)(v) or this paragraph (I)(d)(vi) of this definition of "REMIC I Distribution Amount" shall not cause a further reduction in the Class IV-P-L Principal Balance;

          (vii) seventh, to the Class IV-AM-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests remaining unpaid from previous Distribution Dates;

          (viii) eighth, to the Class IV-AM-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

          (ix) ninth, to the Class IV-AM-L Regular Interests, their pro rata share of the Group IV Mezzanine Principal Distribution Amount;

          (x) tenth, to the Class IV-M-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests remaining unpaid from previous Distribution Dates;

          (xi) eleventh, to the Class IV-M-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

          (xii) twelfth, to the Class IV-M-L Regular Interests, their pro rata share of the Group IV Mezzanine Principal Distribution Amount;

          (xiii) thirteenth, sequentially, to the Class IV-AM-L and Class IV-M-L Regular Interests, in that order, the remaining portion, if any, of the REMIC I Available Distribution Amount for Loan Group IV, up to the amount of unreimbursed Realized Losses previously allocated to such Class, if any, provided that any amounts distributed pursuant to this paragraph (I)(d)(xiii) of this definition of "REMIC I Distribution Amount" shall not cause a further reduction in the Class IV-AM-L or Class IV-M-L Principal Balance; and

          (xiv) fourteenth, to the Class R-1 Certificates, the Residual Distribution Amount for Loan Group IV for such Distribution Date;

      (II) For any Distribution Date on or after the Group I, Group II, Group III or Group IV Credit Support Depletion Date, as applicable, the
REMIC I Available Distribution Amount shall be distributed to the outstanding Classes of REMIC I Regular Interests and the Class R-1 Certificates in the following amounts and priority:

     (a) With respect to the Group I-L Regular Interests and the Class R-1 Certificates, on each Distribution Date on or after the Group I Credit Support Depletion Date, to the extent of the REMIC I Available Distribution Amount for the Group I Loans remaining following prior distributions, if any, on such Distribution Date:

          (i) first, to the Class I-P-L Regular Interests, principal in the amount that would otherwise be distributed to such Class on such Distribution Date pursuant to clause (I)(a)(i) of this definition of "REMIC I Distribution Amount";

          (ii) second, to the Group I-A-L, Class I-X-L and Class R-2-L Regular Interests and the Class R-1 Certificates, the amount payable to each such Class of Regular Interests and Certificates on prior Distribution Dates pursuant to clause (I)(a)(ii) or (II)(a)(iii) of this definition of "REMIC I Distribution Amount", and remaining unpaid, pro rata according to such amount payable to the extent of amounts available;

          (iii) third, to the Group I-A-L, Class I-X-L and Class R-2-L Regular Interests and the Class R-1 Certificates, the sum of the Interest Distribution Amounts for such Classes of Regular Interests and Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

          (iv) fourth, to the Group I-A-L and Class R-2-L Regular Interests and the Class R-1 Certificates, pro rata, the Group I Senior Principal Distribution Amount; and

          (v)    fifth,  to  the  Class  R-1  Certificates,  the   Residual
     Distribution Amount for the Group I Loans for such Distribution Date;

     (b) With respect to the Group II-L Regular Interests and the Class R-1 Certificates, on each Distribution Date on or after the Group II Credit Support Depletion Date, to the extent of the REMIC I Available Distribution Amount for the Group II Loans remaining following prior distributions, if any, on such Distribution Date:

          (i) first, to the Class II-P-L Regular Interests, principal in the amount that would otherwise be distributed to such Class on such Distribution Date pursuant to clause (I)(b)(i) of this definition of "REMIC I Distribution Amount";

          (ii) second, to the Class II-A-1-L and Class II-X-L Regular Interests, the amount payable to each such Class of Regular Interests on prior Distribution Dates pursuant to clause (I)(b)(ii) or
     (II)(b)(iii) of this definition of "REMIC I Distribution Amount", and remaining unpaid, pro rata according to such amount;

          (iii) third, to the Class II-A-1-L and Class II-X-L Regular Interests, the sum of the Interest Distribution Amounts for each such Class of Regular Interests for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

          (iv) fourth, to the Group II-A-L Regular Interests, pro rata, the Group II Senior Principal Distribution Amount; and

          (v)    fifth,  to  the  Class  R-1  Certificates,  the   Residual
     Distribution Amount for the Group II Loans for such Distribution Date;

     (c) With respect to the Group III-L Regular Interests and the Class R-1 Certificates, on each Distribution Date on or after the Group III Credit Support Depletion Date, to the extent of the REMIC I Available Distribution Amount for the Group III Loans remaining following prior distributions, if any, on such Distribution Date:

          (i) first, to the Class III-P-L Regular Interests, principal in the amount that would otherwise be distributed to such Class on such Distribution Date pursuant to clause (I)(c)(i) of this definition of "REMIC I Distribution Amount";

          (ii) second, to the Class III-A-1-L and Class III-X-L Regular Interests, the amount payable to each such Class of Regular Interests on prior Distribution Dates pursuant to clause (I)(c)(ii) or
     (II)(c)(iii) of this definition of "REMIC I Distribution Amount", and remaining unpaid, pro rata according to such amount payable to the extent of amounts available;

          (iii) third, to the Class III-A-1-L and Class III-X-L Regular Interests, the Interest Distribution Amount for each such Class of Regular Interests for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

          (iv) fourth, to the Group III-A-L Regular Interests, pro rata, the Group III Senior Principal Distribution Amount; and

          (v)    fifth,  to  the  Class  R-1  Certificates,  the   Residual
     Distribution  Amount  for the Group III Loans  for  such  Distribution
     Date.

     (d) With respect to the Group IV-L Regular Interests and the Class R-1 Certificates, on each Distribution Date on or after the Group IV Credit Support Depletion Date, to the extent of the REMIC I Available Distribution Amount for the Group IV Loans remaining following prior distributions, if any, on such Distribution Date:

          (i) first, to the Class IV-P-L Regular Interests, principal in the amount that would otherwise be distributed to such Class on such Distribution Date pursuant to clause (I)(d)(i) of this definition of "REMIC I Distribution Amount";

          (ii) second, to the Class IV-A-1-L and Class IV-X-L Regular Interests, the amount payable to each such Class of Regular Interests on prior Distribution Dates pursuant to clause (I)(d)(ii) or
     (II)(d)(iii) of this definition of "REMIC I Distribution Amount", and remaining unpaid, pro rata according to such amount payable to the extent of amounts available;

          (iii) third, to the Class IV-A-1-L and Class IV-X-L Regular Interests, the Interest Distribution Amount for each such Class of Regular Interests for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

          (iv) fourth, to the Class IV-A-1-L Regular Interests, the Group IV Senior Principal Distribution Amount; and

          (v)    fifth,  to  the  Class  R-1  Certificates,  the   Residual
     Distribution Amount for the Group IV Loans for such Distribution Date.

     REMIC I Regular Interest: The Classes of Regular Interests in the REMIC I Trust Fund designated as "regular interests" in the table titled "REMIC I Trust Fund" in the Preliminary Statement hereto.

     REMIC I Trust Fund: All of the assets in the Trust Fund other than the Class I-A-18 Interest Supplement Account, the Bankruptcy and Extraordinary Expense Reserve Fund and the Expense Account.

     REMIC II: The segregated pool of assets consisting of the REMIC II Trust Fund conveyed in trust to the Trustee for the benefit of the Holders of the REMIC II Regular Interests and the Class R-2 Certificateholders pursuant to Section 2.05, with respect to which a separate REMIC election is to be made.

     REMIC II Available Distribution Amount: With respect to the Group I Certificates, on any Distribution Date, the aggregate of all distributions
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

with respect to the Group I-L Regular Interests. With respect to the Group II Certificates, on any Distribution Date, the aggregate of all distributions with respect to the Group II-L Regular Interests. With respect to the Group III Certificates, on any Distribution Date, the aggregate of all distributions with respect to the Group III-L Regular Interests. With respect to the Group IV Certificates, on any Distribution Date, the aggregate of all distributions with respect to the Group IV-L Regular Interests.

     REMIC  II  Distribution Amount:   The REMIC II Available  Distribution
Amount shall be distributed to the Certificates (other than the Class R-1 Certificates) in the following amounts and priority:

     (a) With respect to the Group I and Class R-2 Certificates, to the extent of the REMIC II Available Distribution Amount for the Group I
Certificates:

          (i) to the Class R-2 Certificates and each Class of Group I Certificates other than the Class I-A-12, Class I-A-13, Class I-A-20 and Class I-A-24 Certificates, the amounts distributed to its Corresponding Class on such Distribution Date;

          (ii) (A) to the Class I-A-20 Certificates, the amount distributed as principal to the Class I-A-20-L Regular Interests on such
     Distribution Date and (B) to the Class I-A-20 and Class I-A-24 Certificates, the amount distributed as interest to the Class I-A-20-L Regular Interests on such Distribution Date concurrently as follows:
     (I) to the Class I-A-20 Certificates, an amount equal to the product of 1/12 of the Class I-A-20 Certificate Interest Rate and the Class I-A-20 Principal Balance (before allocating Realized Losses of principal and giving effect to distributions of principal, in each case, on such Distribution Date) and (II) to the Class I-A-24 Certificates, an amount equal to the product of 1/12 of the Class I-A-24 Certificate Interest Rate and the Class I-A-24 Notional Amount;

          (iii) (A) to the Class I-A-12 and Class I-A-13 Certificates, the amount distributed as principal their Corresponding Classes on such Distribution Date and (B) to the Class I-A-12 and Class I-A-13 Certificates, the amount distributed as interest to the Class I-A-13-L Regular Interests on such Distribution Date concurrently as follows:
     (I) to the Class I-A-12 Certificates, an amount equal to the product of 1/12 of the Class I-A-12 Certificate Interest Rate and the Class I-A-12 Principal Balance (before allocating Realized Losses of principal and giving effect to distributions of principal, in each case, on such Distribution Date) and (II) to the Class I-A-13 Certificates, an amount equal to the product of 1/12 of the Class I-A-13 Certificate Interest Rate and the Class I-A-13 Principal Balance (before allocating Realized Losses of principal and giving effect to distributions of principal, in each case, on such Distribution Date); and

          (iv)  to  the  Class  R-2 Certificates, the  applicable  Residual
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

     Distribution Amount, if any.

     (b) With respect to the Group II and Class R-2 Certificates, to the extent of the REMIC II Available Distribution Amount for the Group II
Certificates:

          (i) to each Class of Group II Certificates, the amounts distributed to its Corresponding Class on such Distribution Date; and

          (ii) to the Class R-2 Certificates, the applicable Residual Distribution Amount, if any.

     (c) With respect to the Group III and Class R-2 Certificates, to the extent of the REMIC II Available Distribution Amount for the Group III
Certificates:

          (i) to each Class of Group III Certificates, the amounts distributed to its Corresponding Class on such Distribution Date; and

          (ii) to the Class R-2 Certificates, the applicable Residual Distribution Amount, if any.

     (d) With respect to the Group IV and Class R-2 Certificates, to the extent of the REMIC II Available Distribution Amount for the Group IV
Certificates:

          (i) to each Class of Group IV Certificates, the amounts distributed to its Corresponding Class on such Distribution Date; and

          (ii) to the Class R-2 Certificates, the applicable Residual Distribution Amount, if any.

     In each case where a distribution is required to be made concurrently to two or more Classes of Certificates pursuant to this definition of "REMIC II Distribution Amount", if the portion of the REMIC II Available Distribution Amount from which such deemed distribution is required to be made is insufficient to make such distribution in full to such Classes of Certificates, such distribution shall be allocated between such Classes of Certificates pro rata according to the respective amounts to which they are otherwise entitled from such distribution.

     REMIC II Regular Interest: The Classes of Regular Interests in the REMIC II Trust Fund designated as "regular interests" in the table titled "REMIC II Trust Fund" in the Preliminary Statement hereto, including the Class I-A-12-IO REMIC II Regular Interest, the Class I-A-12-PO REMIC II Regular Interest and the Class I-A-18 REMIC II Regular Interest.

     REMIC  II  Trust  Fund: The REMIC II Trust Fund  created  pursuant  to
Section 2.05 of this Agreement. The REMIC II Trust Fund consists of the REMIC I Regular Interests to be held by the Trustee for the benefit of the Holders from time to time of the REMIC II Regular Interests and Class R-2 Certificates issued hereunder.

     Residual Certificates: With respect to REMIC I, the Class R-1 Certificates, which are being issued in a single class and with respect to REMIC II, the Class R-2 Certificates, which are being issued in a single class. The Class R-1 and Class R-2 Certificates are hereby designated the sole Class of "residual interests" in REMIC I and REMIC II, respectively, for purposes of Section 860G(a)(2) of the Code.

     Residual Distribution Amount: On any Distribution Date, with respect to the Class R-1 Certificates, any portion of the REMIC I Available Distribution Amount remaining after all distributions to the REMIC I Regular Interests and the Class R-1 Certificates pursuant to clauses
(I)(a)(i)  through  (I)(a)(xxv),  (I)(b)(i)  through  (I)(b)(x),  (I)(c)(i)
through  (I)(c)(x),  (I)(d)(i)  through  (I)(d)(xiii),  (II)(a)(i)  through
(II)(a)(iv), (II)(b)(i) through (II)(b)(iv), (II)(c)(i) through (II)(c)(iv) or (II)(d)(i) through (II)(d)(iv), as applicable, of the definition of "REMIC I Distribution Amount" and with respect to the Class R-2 Certificates, any portion of the REMIC II Available Distribution Amount remaining after all distributions to the Certificates pursuant to clauses
(a)(i) through (a)(iii), (b)(i), (c)(i) or (d)(i), as applicable, of the definition of "REMIC II Distribution Amount". Upon termination of the obligations created by this Agreement and the REMIC I Trust Fund and REMIC II Trust Fund created hereby, the amounts which remain on deposit in the Certificate Account after payment to the Holders of the REMIC I Regular Interests of the amounts set forth in Section 9.01 of this Agreement, and subject to the conditions set forth therein, shall be distributed to the Class R-1 and Class R-2 Certificates in accordance with the preceding sentence of this definition as if the date of such distribution were a Distribution Date.

     Responsible Officer: When used with respect to the Trustee, any officer assigned to and working in its Corporate Trust Department or similar group and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     Rounding Amount: With respect to the Class I-A-23 Rounding Account, the amount of funds, if any, needed to be withdrawn from such account and used to round the amount of any distributions in reduction of the Class I-A-23 Principal Balance on any Distribution Date upward to the next higher integral multiple of $1,000.

     S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., provided that at any time it be a Rating Agency.

     Securities Act: The Securities Act of 1933, as amended.

     Security Agreement: With respect to a Cooperative Loan, the agreement or mortgage creating a security interest in favor of the originator of the Cooperative Loan in the related Cooperative Stock.

     Selling and Servicing Contract: (a) The contract (including the PNC Mortgage Securities Corp. Selling Guide and PNC Mortgage Securities Corp.

Servicing Guide to the extent incorporated by reference therein) between the Company and a Person relating to the sale of the Mortgage Loans to the Company and the servicing of such Mortgage Loans for the benefit of the Certificateholders, which contract is substantially in the form of Exhibit E hereto, as such contract may be amended or modified from time to time; provided, however, that any such amendment or modification shall not materially adversely affect the interests and rights of Certificateholders and (b) any other similar contract providing substantially similar rights and benefits as those provided by the forms of contract attached as Exhibit E hereto.

     Senior Certificates: The Group I Senior, Group II Senior, Group III Senior and Group IV Senior Certificates and the Residual Certificates.

     Servicer: A mortgage loan servicing institution to which the Master Servicer has assigned servicing duties with respect to any Mortgage Loan under a Selling and Servicing Contract; provided, however, the Master Servicer may designate itself or one or more other mortgage loan servicing institutions as Servicer upon termination of an initial Servicer's servicing duties.

     Servicing Fee: For each Mortgage Loan, the fee paid to the Servicer thereof to perform primary servicing functions for the Master Servicer with respect to such Mortgage Loan, equal to the per annum rate set forth for each Mortgage Loan in the Mortgage Loan Schedule on the outstanding Principal Balance of such Mortgage Loan.

     Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans or the Certificates, as applicable, whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

     Special Hazard Insurance Policy <*> : The special hazard insurance policy, a form of which is attached as Exhibit P to this Agreement, or any replacement insurance policy obtained by the Master Servicer pursuant to
Section 3.17, in the total initial amount of $7,920,443. The initial Special Hazard Insurance Policy shall be issued by Travelers.

     Special Hazard Insurance Premium Sub-Account <*> : An administrative subaccount established and maintained by the Trustee within the Expense Account for the payment of the Premiums with respect to the Special Hazard Insurance Policy.

     Special Hazard Insurer <*> : Initially, Travelers, or any successor thereto or the named insurer in any replacement policy obtained by the Master Servicer pursuant to Section 3.17.

     Special Hazard Loss: With respect to any Group I Loan, the occurrence of any direct physical loss or damage to a Mortgaged Property not covered by a standard hazard maintenance policy with extended coverage which is caused by or results from any cause except: (i) fire, lightning, windstorm,
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

hail, explosion, riot, riot attending a strike, civil commotion, vandalism, aircraft, vehicles, smoke, sprinkler leakage, except to the extent of that portion of the loss which was uninsured because of the application of a co-insurance clause of any insurance policy covering these perils; (ii) normal wear and tear, gradual deterioration, inherent vice or inadequate maintenance of all or part thereof; (iii) errors in design, faulty workmanship or materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss; (iv) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by this definition of Special Hazard Loss; (v) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (a) by any government of sovereign power (de jure or de facto), or by an authority maintaining or using military, naval or air forces, (b) by military, naval or air forces, or (c) by an agent of any such government, power, authority or forces; (vi) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; (vii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such occurrence; or (viii) seizure or destruction under quarantine or customs regulations, or confiscation by order of any government or public authority, and with respect to any Group II, Group III or Group IV Loan, any loss covered by the Special Hazard Insurance Policy (without regard to the limitation on aggregate claims thereunder).

     Step Down Percentage: For any Distribution Date, the percentage indicated below:

          Distribution  Date  Occurring   Step Down Percentage
          In

          November 1998 through October            0%
          2003
          November 2003 through October            30%
          2004
          November 2004 through October            40%
          2005
          November 2005 through October            60%
          2006
          November 2006 through October            80%
          2007
          November 2007 and thereafter            100%



     Stripped Interest Rate: For each Group I Loan, the excess, if any, of the Pass-Through Rate for such Mortgage Loan over 6.500%. For each Group II Loan and Group III Loan, the excess, if any, of the Pass-Through Rate for such Mortgage Loan over 6.4809%. For each Group IV Loan, the excess, if any, of the Pass-Through Rate for such Mortgage Loan over 6.250%.

     Subgroup: Subgroup II-1, Subgroup II-2 and Subgroup II-3.

     Subgroup II-1 Loan: Any Group II Loan which is designated as such on the Mortgage Loan Schedule.

     Subgroup II-2 Loan: Any Group II Loan which is designated as such on the Mortgage Loan Schedule.

     Subgroup II-3 Loan: Any Group II Loan which is designated as such on the Mortgage Loan Schedule.

     Subordinate Certificates: The Group I-B, Class IV-AM and Class M Certificates.

     Subordination Level: On any specified date, with respect to any of the Group I-B-L Regular Interests, the percentage obtained by dividing the sum of the Class Principal Balances of the Classes of Group I-B-L Regular Interests which are subordinate in right of payment to such Class by the aggregate Class Principal Balances of the Group I-L Regular Interests as of such date prior to giving effect to distributions of principal or interest or allocations of Realized Losses on the Group I Loans on such date. On any specified date, with respect to the Class IV-M-L Regular Interests, the percentage obtained by dividing the Class IV-M-L Principal Balance by the aggregate Class Principal Balances of the Group IV-L Regular Interests as of such date prior to giving effect to distributions of principal or interest or allocations of Realized Losses on the Group IV Loans on such date.

     Substitute Mortgage Loan: A Mortgage Loan which is substituted for another Mortgage Loan pursuant to and in accordance with the provisions of
Section 2.02.

     Tax Matters Person: A Holder of the Class R-1 Certificate, with respect to REMIC I and a Holder of the Class R-2 Certificate, with respect to REMIC II, in each case holding a Certificate having an Authorized Denomination of at least 0.01% or any Permitted Transferee of such Class R-1 or Class R-2 Certificateholder designated as succeeding to the position of Tax Matters Person with respect to the applicable trust fund in a notice to the Trustee signed by authorized representatives of the transferor and transferee of such Class R-1 or Class R-2 Certificate. If the Tax Matters Person for REMIC I or REMIC II becomes a Disqualified Organization, the last preceding Holder of such Authorized Denomination of the Class R-1 or Class R-2 Certificate, as applicable, that is not a Disqualified Organization shall be Tax Matters Person for such trust pursuant to Section 5.01(c). If any Person is appointed as tax matters person by the Internal Revenue Service pursuant to the Code, such Person shall be Tax Matters Person.

     Termination   Date:  The  date  upon  which  final  payment   of   the
Certificates will be made pursuant to the procedures set forth  in  Section
9.01(b).

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

     Termination   Payment:   The   final   payment   delivered   to    the
Certificateholders on the Termination Date pursuant to the procedures set forth in Section 9.01(b).

     Transfer:   Any  direct or indirect transfer or sale of any  Ownership
Interest in a Residual Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Residual Certificate.

     Transferee Affidavit and Agreement: An affidavit and agreement in the form attached hereto as Exhibit J.

     Travelers: Travelers Casualty and Surety Company.

     Trust: The pool of assets consisting of the Trust Fund conveyed pursuant to Section 2.01 of this Agreement.

     Trustee: State Street Bank and Trust Company, or its successor-in-interest as provided in Section 8.09, or any successor trustee appointed as herein provided.

     Trust Fund: The corpus of the trust created pursuant to Section 2.01 of this Agreement. The Trust Fund consists of (i) the Mortgage Loans and all rights pertaining thereto; (ii) such assets as from time to time may be held by the Trustee (or its duly appointed agent) in the Certificate Account (including an initial deposit therein on the Closing Date by the Company in the amount of $16,029.12 for the payment of interest on 2 Mortgage Loans which do not begin accruing interest until December 1998, which initial deposit shall be irrevocable) and the Investment Account (except amounts representing the Master Servicing Fee or the Servicing Fee) and in the Expense Account, the Class I-A-23 Rounding Account and the Class I-A-18 Interest Supplement Account; (iii) such assets as from time to time may be held by Servicers in a Custodial Account for P&I or Custodial Account for Reserves related to the Mortgage Loans (except amounts representing the Master Servicing Fee or the Servicing Fee); (iv) property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure or, in the case of a Cooperative Loan, a similar form of conversion, after the Cut-Off Date; and (v) the Mortgage Pool Insurance Policy (including the Fraud Waiver and the Ninety-Seven Percent Loan-to-Value Program Endorsement), the Special Hazard Insurance Policy, the Bankruptcy and Extraordinary Expense Reserve Fund and amounts paid or payable by the insurer under any FHA insurance policy or any Primary Insurance Policy and proceeds of any VA guaranty and any other insurance policy related to any Mortgage Loan or the Mortgage Pool.

     Uncollected Interest: With respect to any Distribution Date for any Mortgage Loan on which a Payoff was made by a Mortgagor during the related Payoff Period, except for Payoffs received during the period from the first through the 14th day of the month of such Distribution Date, an amount equal to one month's interest at the applicable Pass-Through Rate on such Mortgage Loan less the amount of interest actually paid by the Mortgagor
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

with respect to such Payoff.

     Uncompensated Interest Shortfall: With respect to a Loan Group, for any Distribution Date, the excess, if any, of (i) the sum of (a) aggregate Uncollected Interest with respect to the Mortgage Loans in the related Loan Group and (b) aggregate Curtailment Shortfall with respect to the Mortgage Loans in the related Loan Group over (ii) Compensating Interest with respect to such Loan Group.

     Uncompensated Interest Shortfall for Loan Group I shall be allocated to the Group I-L Regular Interests pro rata according to the amount of the Interest Distribution Amount to which each such Class would otherwise be entitled in reduction thereof.

     Uncompensated Interest Shortfall for Loan Group II shall be allocated to the Group II-L Regular Interests pro rata according to the amount of the Interest Distribution Amount to which each such Class would otherwise be entitled in reduction thereof.

     Uncompensated Interest Shortfall for Loan Group III shall be allocated to the Group III-L Regular Interests pro rata according to the amount of the Interest Distribution Amount to which each such Class would otherwise be entitled in reduction thereof.

     Uncompensated Interest Shortfall for Loan Group IV shall be allocated to the Group IV-L Regular Interests pro rata according to the amount of the Interest Distribution Amount to which each such Class would otherwise be entitled in reduction thereof.

     Underwriting Standards: The underwriting standards of CTX Mortgage Company, HomeSide Lending, Inc., Prism Mortgage Company, Old Kent Mortgage Company, Washington Mutual Savings Bank, First Republic Savings Bank of Nevada, PHH Mortgage Services Corporation, Commerce Security Bank, Headlands Mortgage Company, Temple-Inland Mortgage Corporation, PNC Mortgage Securities Corp., Crestar Mortgage Corporation, Western Financial Savings Bank, FSB, FT Mortgage Companies, SunTrust Mortgage, Inc., Flagstar Bank, FSB, Chase Manhattan Mortgage Corporation, Imperial Home Loans, Inc., Provident Funding Associates, L.P., Indymac, Inc. and Bank United, FSB.

     Uninsured Cause: Any cause of damage to a Mortgaged Property, the cost of the complete restoration of which is not fully reimbursable under the hazard insurance policies required to be maintained pursuant to Section 3.07.

     U.S. Person: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state thereof or the District of Columbia, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

     VA: The Department of Veterans Affairs, formerly known as the Veterans Administration, or any successor thereto.

     Withdrawal Date: Any day during the period commencing on the 18th day of the month of the related Distribution Date (or if such day is not a Business Day, the immediately preceding Business Day) and ending on the last Business Day prior to the 21st day of the month of such Distribution Date.

                                ARTICLE II

 Conveyance of the Trust Funds; REMIC Election and Designations; Original
                         Issuance of Certificates

     Section 2.01. Conveyance of the Trust Fund; REMIC Election and Designations. The Trust of which the Trustee is the trustee is hereby created under the laws of the State of New York for the benefit of the Holders of the REMIC I Regular Interests and the Class R-1 Certificates. The purpose of Trust is to hold the Trust Fund and provide for the issuance, execution and delivery of the Class R-1 Certificates. The assets of the Trust shall consist of the Trust Fund. The Trust shall be irrevocable.

     The assets of the Trust shall remain in the custody of the Trustee, on behalf of the Trust, and shall be kept in the Trust. Moneys to the credit of the Trust shall be held by the Trustee and invested as provided herein. All assets received and held in the Trust will not be subject to any right, charge, security interest, lien or claim of any kind in favor of State
Street Bank and Trust Company in its own right, or any Person claiming through it. The Trustee, on behalf of the Trust, shall not have the power or authority to transfer, assign, hypothecate, pledge or otherwise dispose of any of the assets of the Trust to any Person, except as permitted herein. No creditor of a beneficiary of the Trust, of the Trustee, of the Master Servicer or of the Company shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Trust, except in accordance with the terms of this Agreement.

     Concurrently with the execution and delivery hereof, the Company does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Trustee, in trust for the benefit of the Holders of REMIC I Regular Interests and the Class R-1 Certificates and the owners of the Bankruptcy and Extraordinary Expense Reserve Fund and the Expense Account, without recourse, all the Company's right, title and interest in and to the Trust Fund, including but not limited to all scheduled payments of principal and interest due after the Cut-Off Date and received by the Company with respect to the Mortgage Loans at any time, and all Principal Prepayments received by the Company after the Cut-Off Date with respect to the Mortgage Loans (such transfer and assignment by the Company to be referred to herein as the "Conveyance"). The Trustee hereby accepts the Trust created hereby and accepts delivery of the Trust Fund on behalf of the Trust and acknowledges that it holds the Mortgage Loans for the benefit of the Holders of the REMIC I Regular Interests and the Class R-1 Certificates issued pursuant to this Agreement. It is the express intent of the parties hereto that the Conveyance of the Trust Fund to the Trustee by the Company
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

as provided in this Section 2.01 be, and be construed as, an absolute sale of the Trust Fund. It is, further, not the intention of the parties that such Conveyance be deemed a pledge of the Trust Fund by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that, notwithstanding the intent of the parties, the Trust Fund is held to be the property of the Company, or if for any other reason this Agreement is held or deemed to create a security interest in the Trust Fund, then

     (a)  this Agreement shall be deemed to be a security agreement;

     (b) the Conveyance provided for in this Section 2.01 shall be deemed to be a grant by the Company to the Trustee of a security interest in all of the Company's right, title, and interest, whether now owned or hereafter acquired, in and to:

     (I) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described in (i), (ii) and (iii) below: (i) the Mortgage Loans identified on the Mortgage Loan Schedule, including the related Mortgage Notes, Mortgages, Cooperative Stock Certificates, and Cooperative Leases, all Substitute Mortgage Loans and all distributions with respect to such Mortgage Loans and Substitute Mortgage Loans payable on and after the Cut-Off Date; (ii) the Certificate Account, the Expense Account, the Class I-A-23 Rounding Account, the Class I-A-18 Interest Supplement Account and the Investment Account and all money or other property held therein, and the Custodial Accounts for P&I and the Custodial Accounts for Reserves (to the extent of the amounts on deposit or other property therein attributable to the Mortgage Loans); and (iii) the Mortgage Pool Insurance Policy (including the Fraud Waiver and the Ninety-Seven Percent Loan-to-Value Program Endorsement), the Special Hazard Insurance Policy, the Bankruptcy and Extraordinary Expense Reserve Fund and amounts paid or payable by the insurer under any FHA insurance policy or any Primary Insurance Policy and proceeds of any VA guaranty and any other insurance policy related to any Mortgage Loan or the Mortgage Pool;

     (II) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (I) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

     (III)  All  cash and non-cash proceeds of the collateral described  in
(I) and (II) above;

     (c) the possession by the Trustee of the Mortgage Notes, the Mortgages, the Security Agreements, Assignments of Proprietary Lease, Cooperative Stock Certificates, Cooperative Leases and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305 and 9-115 thereof) as in force in the relevant jurisdiction; and

     (d)    notifications   to   persons   holding   such   property,   and
acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, the Trustee, as applicable for the purpose of perfecting such security interest under applicable law.

     The Company and the Trustee at the direction of the Company shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In connection herewith, the Trustee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

     In connection with the sale, transfer and assignment referred to in the first paragraph of this Section 2.01, the Company, concurrently with the execution and delivery hereof, does deliver to, and deposit with, or cause to be delivered to and deposited with, the Trustee or Custodian the Mortgage Files for the Mortgage Loans, which shall on original issuance thereof and at all times be registered in the name of the Trustee.

     Concurrently with the execution and delivery hereof, the Company shall cause assignments of the Mortgage Loans to the Trustee to be recorded or filed, except in states where, in the opinion of counsel admitted to practice in such state acceptable to the Company, the Trustee and the Rating Agencies submitted in lieu of such recording or filing, such recording or filing is not required to protect the Trustee's interest in such Mortgage Loans against creditors of, or against sale, further assignments, satisfaction or discharge by the Lender, a Servicer, the Company or the Master Servicer, and the Company shall cause to be filed the Form UCC-3 assignment and Form UCC-1 financing statement referred to in clause (Y)(vii) and (ix), respectively, of the definition of "Mortgage File." In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements, if necessary, with regard to each financing statement and assignment relating to Cooperative Loans.

     In instances where the original recorded Mortgage or any intervening assignment thereof (recorded or in recordable form) relating to a Mortgage Loan cannot be delivered by the Company to the Trustee prior to or concurrently with the execution and delivery hereof (due to a delay on the part of the recording office), the Company may, in lieu of delivering such
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

original documents, deliver to the Trustee a fully legible reproduction of the original Mortgage or intervening assignment provided that the related Lender or originator certifies on the face of such reproduction(s) or copy as follows: "Certified true and correct copy of original which has been transmitted for recordation." For purposes hereof, transmitted for recordation means having been mailed or otherwise delivered for recordation to the appropriate authority. In all such instances, the Company shall transmit the original recorded Mortgage and any intervening assignments with evidence of recording thereon (or a copy of such original Mortgage or intervening assignment certified by the applicable recording office)(collectively, "Recording Documents") to the Trustee within 270 days after the execution and delivery hereof. In instances where, due to a delay on the part of the recording office where any such Recording Documents have been delivered for recordation, the Recording Documents cannot be delivered to the Trustee within 270 days after execution and delivery hereof, the Company shall deliver to the Trustee within such time period a certificate (a "Company Officer's Certificate") signed by the Chairman of the Board, President, any Vice President or Treasurer of the Company stating the date by which the Company expects to receive such Recording Documents from the applicable recording office. In the event that Recording Documents have still not been received by the Company and delivered to the Trustee by the date specified in its previous Company Officer's Certificate delivered to the Trustee, the Company shall deliver to the Trustee by such date an additional Company Officer's Certificate stating a revised date by which the Company expects to receive the applicable Recording Documents. This procedure shall be repeated until the Recording Documents have been received by the Company and delivered to the Trustee.

     In instances where, due to a delay on the part of the title insurer, a copy of the title insurance policy for a particular Mortgage Loan cannot be delivered to the Trustee prior to or concurrently with the execution and delivery hereof, the Company shall provide a copy of such title insurance policy to the Trustee within 90 days after the Company's receipt of the Recording Documents necessary to issue such title insurance policy. In addition, the Company shall, subject to the limitations set forth in the preceding sentence, provide to the Trustee upon request therefor a duplicate title insurance policy for any Mortgage Loan.

     For Mortgage Loans for which the Company has received a Payoff after the Cut-Off Date and prior to the date of execution and delivery hereof, the Company, in lieu of delivering the above documents, herewith delivers to the Trustee a certification of a Servicing Officer of the nature set forth in Section 3.10.

     The Trustee is authorized, with the Master Servicer's consent, to appoint any bank or trust company approved by and unaffiliated with each of the Company and the Master Servicer as Custodian of the documents or instruments referred to above in this Section 2.01, and to enter into a Custodial Agreement for such purpose, provided, however, that the Trustee shall be and remain liable for the acts of any such Custodian only to the extent that it is responsible for its own acts hereunder.

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

     The Company and the Trustee agree that the Company, as agent for the Tax Matters Person, shall, on behalf of the REMIC I Trust Fund, elect to treat the REMIC I Trust Fund as a REMIC within the meaning of Section 860D of the Code and, if necessary, under applicable state laws. Such election shall be included in the Form 1066 and any appropriate state return to be filed on behalf of REMIC I for its first taxable year.

     The Closing Date is hereby designated as the "startup day" of REMIC I within the meaning of Section 860G(a)(9) of the Code.

     The regular interests (as set forth in the table contained in the Preliminary Statement hereto) relating to the REMIC I Trust Fund are hereby designated as "regular interests" for purposes of Section 860G(a)(1) of the Code. The Class R-1 Certificates are being issued in a single Class, which is hereby designated as the sole class of "residual interest" in the REMIC I Trust Fund for purposes of Section 860G(a)(2) of the Code.

     The parties intend that the affairs of the REMIC I Trust Fund formed hereunder shall constitute, and that the affairs of the REMIC I Trust Fund shall be conducted so as to qualify the REMIC I Trust Fund as a REMIC. In furtherance of such intention, the Company covenants and agrees that it shall act as agent for the Tax Matters Person (and the Company is hereby appointed to act as agent for such Tax Matters Person) on behalf of the REMIC I Trust Fund and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, a federal tax return using a calendar year as the taxable year and using an accrual method of accounting for the REMIC I Trust Fund when and as required by the REMIC Provisions and other applicable federal income tax laws; (b) make an election, on behalf of the trust, for the REMIC I Trust Fund to be treated as a REMIC on the federal tax return of the REMIC I Trust Fund for its first taxable year, in accordance with the REMIC Provisions; (c) prepare and forward, or cause to be prepared and forwarded, to the Holders of the REMIC I Regular Interests and the Class R-1 Certificates and the Trustee, all information reports as and when required to be provided to them in accordance with the REMIC Provisions, and make available the information necessary for the application of Section 860E(e) of the Code; (d) conduct the affairs of the REMIC I Trust Fund at all times that any REMIC I Regular Interests are outstanding so as to maintain the status of the REMIC I Trust Fund as a REMIC under the REMIC Provisions; (e) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the REMIC I Trust Fund; and (f) pay the amount of any federal prohibited transaction penalty taxes imposed on the REMIC I Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); provided, that the Company shall be entitled to be indemnified by the REMIC I Trust Fund for any such prohibited transaction penalty taxes if the Company's failure to exercise reasonable care was not the primary cause of the imposition of such prohibited transaction penalty taxes.

     The Trustee and the Master Servicer shall promptly provide the Company with such information as the Company may from time to time request for the purpose of enabling the Company to prepare tax returns.

     In the event that a Mortgage Loan is discovered to have a defect which, had such defect been discovered before the startup day, would have prevented such Mortgage Loan from being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, and the Company does not repurchase such Mortgage Loan within 90 days of such date, the Master Servicer, on behalf of the Trustee, shall within 90 days of the date such defect is discovered sell such Mortgage Loan at such price as the Master Servicer in its sole discretion, determines to be the greatest price that will result in the purchase thereof within 90 days of such date, unless the Master Servicer delivers to the Trustee an Opinion of Counsel to the effect that continuing to hold such Mortgage Loan will not adversely affect the status of the electing portion of the REMIC I Trust Fund as a REMIC for federal income tax purposes.

     In the event that any tax is imposed on "prohibited transactions" of the REMIC I Trust Fund as defined in Section 860F of the Code and not paid by the Company pursuant to clause (f) of the third preceding paragraph, such tax shall be charged against amounts otherwise distributable to the Class R-1 Certificateholders. Notwithstanding anything to the contrary contained herein, the Trustee is hereby authorized to retain from amounts otherwise distributable to the Class R-1 Certificateholders on any Distribution Date sufficient funds to reimburse the Company in its capacity as agent for the Tax Matters Person for the payment of such tax (upon the written request of the Company, to the extent reimbursable, and to the extent that the Company has not been previously reimbursed therefor).

     Section 2.02. Acceptance by Trustee. The Trustee acknowledges receipt (or with respect to any Mortgage Loan subject to a Custodial Agreement, receipt by the Custodian thereunder) of the documents (or certified copies thereof as specified in Section 2.01) referred to in Section 2.01 above, but without having made the review required to be made within 45 days pursuant to this Section 2.02, and declares that as of the Closing Date it holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, and the Trust Fund, as Trustee in trust, upon the trusts herein set forth, for the use and benefit of the Holders from time to time of the REMIC I Regular Interests and Class R-1 Certificates. The Trustee agrees, for the benefit of the Holders of the REMIC I Regular Interests and Class R-1 Certificates, to review or cause the Custodian to review each Mortgage File within 45 days after the Closing Date and deliver to the Company a certification in the form attached as Exhibit M hereto, to the effect that all documents required (in the case of instruments described in clauses (X)(v) and (Y)(x) of the definition of "Mortgage File", known by the Trustee to be required) pursuant to the third paragraph of Section 2.01 have been executed and received, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule. In performing such review, the Trustee may rely upon the purported genuineness and due execution of any such document, and on the purported genuineness of any signature thereon. The Trustee shall not be
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

required to make any independent examination of any documents contained in each Mortgage File beyond the review specifically required herein. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any Mortgage Loan. If the Trustee finds any document or documents constituting a part of a Mortgage File not to have been executed or received, or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule, the Trustee shall promptly so notify the Company. The Company hereby covenants and agrees that, if any such defect cannot be corrected or cured, the Company shall, not later than 60 days after the Trustee's notice to it respecting such defect, within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the related Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation Section 1.860G-2(f)), either (i)
repurchase the related Mortgage Loan from the Trustee at the Purchase Price, or (ii) substitute for any Mortgage Loan to which such defect relates a different mortgage loan (a "Substitute Mortgage Loan") which is a "qualified replacement mortgage" (as defined in the Code) and, (iii) after such three-month or two-year period, as applicable, the Company shall repurchase the Mortgage Loan from the Trustee at the Purchase Price but only if the Mortgage Loan is in default or default is, in the judgment of the Company, reasonably imminent. If such defect would cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), then notwithstanding the previous sentence, repurchase or substitution must occur within the sooner of (i) 90 days from the date the defect was discovered or (ii) in the case of substitution, two years from the Closing Date.

     Such Substitute Mortgage Loan shall mature no later than, and not more than two years earlier than, have a principal balance and Loan-to-Value Ratio equal to or less than, and have a Pass-Through Rate on the date of substitution equal to or no more than 1% greater than the Mortgage Loan being substituted for. If the aggregate of the principal balances of the Substitute Mortgage Loans substituted for a Mortgage Loan is less than the Principal Balance of such Mortgage Loan, the Company shall pay the difference in cash to the Trustee for deposit into the Certificate Account, and such payment by the Company shall be treated in the same manner as proceeds of the repurchase by the Company of a Mortgage Loan pursuant to this Section 2.02. Furthermore, such Substitute Mortgage Loan shall otherwise have such characteristics so that the representations and warranties of the Company set forth in Section 2.03 hereof would not have been incorrect had such Substitute Mortgage Loan originally been a Mortgage Loan, and the Company shall be deemed to have made such representations and warranties as to such Substitute Mortgage Loan. A Substitute Mortgage Loan may be substituted for a defective Mortgage Loan whether or not such defective Mortgage Loan is itself a Substitute Mortgage Loan.

     The Purchase Price for each repurchased Mortgage Loan shall be deposited by the Company in the Certificate Account and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing
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

Officer, the Trustee shall release to the Company the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Company or its designee or assignee title to any Mortgage Loan released pursuant hereto. The obligation of the Company to repurchase or substitute any Mortgage Loan as to which such a defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the Holders of the REMIC I Regular Interests or the Class R-1 Certificateholders or the Trustee on behalf of the Holders of the REMIC I Regular Interests or the Class R-1 Certificateholders.

     Section 2.03. Representations and Warranties of the Company Concerning the Mortgage Loans. With respect to the conveyance of the Mortgage Loans provided for in Section 2.01 herein, the Company hereby represents and warrants to the Trustee that as of the Cut-Off Date unless otherwise indicated:

          (i) The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished;

          (ii) As of the Closing Date, each Mortgage relating to a Mortgage Loan that is not a Cooperative Loan is a valid and enforceable (subject to Section 2.03(xvi)) first lien on an unencumbered estate in fee simple or leasehold estate in the related Mortgaged Property subject only to (a) liens for current real property taxes and special assessments; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the Mortgage Loan; (c) exceptions set forth in the title insurance policy relating to such Mortgage, such exceptions being acceptable to mortgage lending institutions generally; and (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage;

          (iii) As of the Closing Date, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any encumbrance or lien, and immediately upon the transfer and assignment herein contemplated, the Trustee shall have good title to, and will be the sole legal owner of, each Mortgage Loan, free and clear of any encumbrance or lien (other than any lien under this Agreement);

          (iv) As of the day prior to the Cut-Off Date, all payments due on each Mortgage Loan had been made and no Mortgage Loan had been delinquent (i.e., was more than 30 days past due) more than once in the preceding 12 months and any such delinquency lasted for no more than 30 days;

          (v)   As  of  the  Closing Date, there is no late assessment  for
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

     delinquent taxes outstanding against any Mortgaged Property;

          (vi) As of the Closing Date, there is no offset, defense or counterclaim to any Mortgage Note, including the obligation of the Mortgagor to pay the unpaid principal or interest on such Mortgage Note except to the extent that the Buydown Agreement for a Buydown Loan forgives certain indebtedness of a Mortgagor;

          (vii) As of the Closing Date, each Mortgaged Property is free of damage and in good repair, ordinary wear and tear excepted;

          (viii) Each Mortgage Loan at the time it was made complied with all applicable state and federal laws, including, without limitation, usury, equal credit opportunity, disclosure and recording laws;

          (ix) Each Mortgage Loan was originated by a savings association, savings bank, credit union, insurance company, or similar institution which is supervised and examined by a federal or state authority or by a mortgagee approved by the FHA and will be serviced by an institution which meets the servicer eligibility requirements established by the Company;

          (x) As of the Closing Date, each Mortgage Loan which is not a Cooperative Loan is covered by an ALTA form or CLTA form of mortgagee title insurance policy or other form of policy of insurance which, as of the origination date of such Mortgage Loan, was acceptable to FNMA or FHLMC, and has been issued by, and is the valid and binding obligation of, a title insurer which, as of the origination date of such Mortgage Loan, was acceptable to FNMA or FHLMC and qualified to do business in the state in which the related Mortgaged Property is located. Such policy insures the originator of the Mortgage Loan, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan subject to the exceptions set forth in such policy. Such policy is in full force and effect and will be in full force and effect and inure to the benefit of the Holders of the REMIC I Regular Interests and the Class R-1 Certificateholders upon the consummation of the transactions contemplated by this Agreement and no claims have been made under such policy, and no prior holder of the related Mortgage, including the Company, has done, by act or omission, anything which would impair the coverage of such policy;

          (xi) Not less than approximately 97.8% (by Principal Balance) of the Group I Loans, not less than approximately 58.9% (by Principal Balance) of the Group II Loans, not less than approximately 80.7% (by Principal Balance) of the Group III Loans and not less than approximately 88.4% (by Principal Balance) of the Group IV Loans with Loan-to-Value Ratios as of the Cut-Off Date in excess of 80% were covered by a Primary Insurance Policy or an FHA insurance policy or a VA guaranty, and such policy or guaranty is valid and remains in full force and effect;

          (xii) As of the Closing Date, all policies of insurance required by this Agreement or by a Selling and Servicing Contract have been validly issued and remain in full force and effect, including such policies covering the Company, the Master Servicer or any Servicer;

          (xiii) As of the Closing Date, each insurer issuing a Primary Insurance Policy holds a rating acceptable to the Rating Agencies;

          (xiv) Each Mortgage was documented by appropriate FNMA/FHLMC mortgage instruments in effect at the time of origination, or other instruments approved by the Company;

          (xv) As of the Closing Date and other than with respect to Cooperative Loans, the Mortgaged Property securing each Mortgage is improved with a one- to four-family dwelling unit, including units in a duplex, condominium project, townhouse, a planned unit development or a de minimis planned unit development;

          (xvi) As of the Closing Date, each Mortgage and Mortgage Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by laws affecting the enforcement of creditors' rights generally and principles of equity;

          (xvii) As of the date of origination, as to Mortgaged Properties which are units in condominiums or planned unit developments, all of such units met FNMA or FHLMC requirements, are located in a condominium or planned unit development projects which have received FNMA or FHLMC approval, or are approvable by FNMA or FHLMC or have otherwise been approved by the Company;

          (xviii)    One  of the Group I Loans and none of  the  Group  II,
     Group III and Group IV Loans are Buydown Loans;

          (xix) Based solely on representations of the Mortgagors obtained at the origination of the related Mortgage Loans, approximately 97.88% (by Principal Balance) of the Group I Loans will be secured by owner occupied Mortgaged Properties which are the primary residences of the related Mortgagors, approximately 1.69% (by Principal Balance) of the Group I Loans will be secured by owner occupied Mortgaged Properties which were second or vacation homes of the Mortgagors and approximately 0.43% (by Principal Balance) of the Group I Loans will be secured by Mortgaged Properties which were investor properties of the related Mortgagors; approximately 72.62% (by Principal Balance) of the Group II Loans will be secured by owner occupied Mortgaged Properties which are the primary residences of the related Mortgagors, approximately 2.87% (by Principal Balance) of the Group II Loans will be secured by owner occupied Mortgaged Properties which were second or vacation homes of the Mortgagors and approximately 24.51% (by Principal Balance) of the Group II Loans will be secured by Mortgaged Properties which were investor properties of the related Mortgagors; approximately 74.59% (by Principal Balance) of the Group III Loans will be secured by owner occupied Mortgaged Properties which are the primary residences of the related Mortgagors, approximately 2.70% (by Principal Balance) of the Group III Loans will be secured by owner occupied Mortgaged Properties which were second or vacation homes of the Mortgagors and approximately 22.71% (by Principal Balance) of the Group III Loans will be secured by Mortgaged Properties which were investor properties of the related Mortgagors; approximately 87.85% (by Principal Balance) of the Group IV Loans will be secured by owner occupied Mortgaged Properties which are the primary residences of the related Mortgagors, approximately 2.75% (by Principal Balance) of the Group IV Loans will be secured by owner occupied Mortgaged Properties which were second or vacation homes of the Mortgagors and approximately 9.40% (by Principal Balance) of the Group IV Loans will be secured by Mortgaged Properties which were investor properties of the related Mortgagors; one of the Group IV Loans will be secured by interests in Cooperative Apartments and none of the Group I, Group II and Group III Loans will be secured by interests in Cooperative Apartments;

          (xx) Prior to origination or refinancing, an appraisal of each Mortgaged Property was made by an appraiser on a form satisfactory to FNMA or FHLMC;

          (xxi) The Mortgage Loans have been underwritten substantially in accordance with the applicable Underwriting Standards;

          (xxii) All of the Mortgage Loans have due-on-sale clauses; by the terms of the Mortgage Notes, however, the due on sale provisions may not be exercised at the time of a transfer if prohibited by law;

          (xxiii) The Company used no adverse selection procedures in selecting the Mortgage Loans from among the outstanding fixed-rate conventional mortgage loans purchased by it which were available for inclusion in the Mortgage Pool and as to which the representations and warranties in this Section 2.03 could be made;

          (xxiv) With respect to any Mortgage Loan as to which an affidavit has been delivered to the Trustee certifying that the original Mortgage Note is a Destroyed Mortgage Note, if such Mortgage Loan is subsequently in default, the enforcement of such Mortgage Loan or of the related Mortgage by or on behalf of the Trustee will not be materially adversely affected by the absence of the original Mortgage Note;

          (xxv)      Based  upon  an  appraisal of the  Mortgaged  Property
     securing each Mortgage Loan, approximately 90.09% (by Principal Balance) of the Group I Loans had a current Loan-to-Value Ratio less than or equal to 80%, approximately 9.91% (by Principal Balance) of the Group I Loans had a current Loan-to-Value Ratio greater than 80% but less than or equal to 95% and no Group I Loan had a current Loan-to-Value Ratio greater than 95%; approximately 77.93% (by Principal Balance) of the Group II Loans had a current Loan-to-Value Ratio less than or equal to 80%, approximately 21.93% (by Principal Balance) of the Group II Loans had a current Loan-to-Value Ratio greater than 80% but less than or equal to 95% and approximately 0.14% (by Principal Balance) of the Group II Loans had a current Loan-to-Value Ratio greater than 95%; approximately 85.05% (by Principal Balance) of the Group III Loans had a current Loan-to-Value Ratio less than or equal to 80%, approximately 14.95% (by Principal Balance) of the Group III Loans had a current Loan-to-Value Ratio greater than 80% but less than or equal to 95% and no Group III Loan had a current Loan-to-Value Ratio greater than 95%; and approximately 94.48% (by Principal Balance) of the Group IV Loans had a current Loan-to-Value Ratio less than or equal to 80%, approximately 5.52% (by Principal Balance) of the Group IV Loans had a current Loan-to-Value Ratio greater than 80% but less than or equal to 95% and no Group IV Loan had a current Loan-to-Value Ratio greater than 95%;

          (xxvi)     Approximately  59.07% (by Principal  Balance)  of  the
     Group  I  Loans,  approximately 47.22% (by Principal Balance)  of  the
     Group II Loans, approximately 50.24% (by Principal Balance) of the Group III Loans and approximately 61.25% (by Principal Balance) of the Group IV Loans were originated for the purpose of refinancing existing mortgage debt, including cash-out refinancings; and approximately 40.93% (by Principal Balance) of the Group I Loans, approximately
     52.78% (by Principal Balance) of the Group II Loans, approximately 49.76% (by Principal Balance) of the Group III Loans and approximately 38.75% (by Principal Balance) of the Group IV Loans were originated for the purpose of purchasing the Mortgaged Property;

          (xxvii) Not less than approximately 88.50%, 32.74%, 26.24% and 36.53% (by Principal Balance) of the Group I Loans, Group II Loans, Group III Loans and Group IV Loans, respectively, were originated under full documentation programs;

          (xxviii)   Each  Mortgage Loan constitutes a  qualified  mortgage
     under  Section  860G(a)(3)(A)  of the Code  and  Treasury  Regulations
     Section 1.860G-2(a)(1);

          (xxix) With respect to each Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code); and

          (xxx) Each Cooperative Loan is secured by a valid, subsisting and enforceable (except as such enforcement may be limited by laws affecting the enforcement of creditors' rights generally and principles of equity) perfected first lien and security interest in the related Cooperative Stock securing the related Mortgage Note, subject only to (a) liens of the Cooperative for unpaid assessments representing the Mortgagor's pro rata share of the Cooperative's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject, and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement.

     It is understood and agreed that the representations and warranties set forth in this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian, as the case may be, and shall continue throughout the term of this Agreement. Upon discovery by any of the Company, the Master Servicer, the Trustee or the Custodian of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the related Mortgage Loans or the interests of the Certificateholders in the related Mortgage Loans, the Company, the Master Servicer, the Trustee or the Custodian, as the case may be, discovering such breach shall give prompt written notice to the others. Within 90 days of its discovery or its receipt of notice of breach, the Company shall repurchase, subject to the limitations set forth in the definition of "Purchase Price", or substitute for the affected Mortgage Loan or Mortgage Loans or any property acquired in respect thereof from the Trustee, unless it has cured such breach in all material respects. After the end of the three-month period beginning on the "start-up day", any such substitution shall be made only if the Company provides to the Trustee an Opinion of Counsel reasonably satisfactory to the Trustee that each Substitute Mortgage Loan will be a "qualified replacement mortgage" within the meaning of Section 860G(a)(4) of the Code. Such substitution shall be made in the manner and within the time limits set forth in Section 2.02. Any such repurchase by the Company shall be accomplished in the manner and at the Purchase Price, if applicable, but shall not be subject to the time limits, set forth in Section 2.02. It is understood and agreed that the obligation of the Company to provide such substitution or to make such repurchase of any affected Mortgage Loan or Mortgage Loans or any property acquired in respect thereof as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Holders of the REMIC I Regular Interests and the Class R-1 Certificateholders or the Trustee on behalf of the Holders of the REMIC I Regular Interests and the Class R-1 Certificateholders.

     Section 2.04. Acknowledgment of Transfer of Trust Fund; Authentication of the Class R-1 Certificates. The Trustee acknowledges the transfer and assignment to it of the property constituting the Trust Fund, but without having made the review required to be made within 45 days pursuant to Section 2.02, and, as of the Closing Date, shall cause to be authenticated and delivered to or upon the order of the Company, the Class R-1 Certificates in Authorized Denominations evidencing the residual beneficial ownership interest in the REMIC I Trust Fund.

     Section 2.05. Conveyance of REMIC II; REMIC Election and Designations. A trust ("REMIC II") of which the Trustee is the trustee is hereby created under the laws of the State of New York for the benefit of the Holders of the Certificates (other than the Class R-1 Certificates).

The purpose of REMIC II is to hold the REMIC II Trust Fund and provide for the issuance, execution and delivery of the Certificates (other than the Class R-1 Certificates). The assets of REMIC II shall consist of the REMIC II Trust Fund. REMIC II shall be irrevocable.

     The assets of REMIC II shall remain in the custody of the Trustee, on behalf of REMIC II, and shall be kept in REMIC II. Moneys to the credit of REMIC II shall be held by the Trustee and invested as provided herein. All assets received and held in REMIC II will not be subject to any right, charge, security interest, lien or claim of any kind in favor of State
Street Bank and Trust Company in its own right, or any Person claiming through it. The Trustee, on behalf of REMIC II, shall not have the power or authority to transfer, assign, hypothecate, pledge or otherwise dispose of any of the assets of REMIC II to any Person, except as permitted herein. No creditor of a beneficiary of REMIC II, of the Trustee, of the Master Servicer or of the Company shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of REMIC II, except in accordance with the terms of this Agreement.

     Concurrently with the execution and delivery hereof, the Company does hereby agree to irrevocably sell, transfer, assign, set over, and otherwise convey to the Trustee in trust for the benefit of the Holders of the Certificates (other than the Class R-1 Certificates), without recourse, all the Company's right, title and interest in and to the REMIC II Trust Fund, including all interest and principal received by the Company on or with respect to the REMIC I Regular Interests after the Cut-Off Date. The Trustee hereby accepts REMIC II created hereby and accepts delivery of the REMIC II Trust Fund on behalf of REMIC II and acknowledges that it holds the REMIC I Regular Interests for the benefit of the Holders of the Certificates (other than the Class R-1 Certificates) issued pursuant to this Agreement. It is the express intent of the parties hereto that the conveyance of the REMIC II Trust Fund to the Trustee by the Company as provided in this Section 2.05 be, and be construed as, an absolute sale of the REMIC II Trust Fund. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the REMIC II Trust Fund by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that, notwithstanding the intent of the parties, the REMIC II Trust Fund is held to be the property of the Company, or if for any other reason this Agreement is held or deemed to create a security interest in the REMIC II Trust Fund, then

     (a)  this Agreement shall be deemed to be a security agreement;

     (b) the conveyance provided for in this Section 2.05 shall be deemed to be a grant by the Company to the Trustee of a security interest in all of the Company's right, title, and interest, whether now owned or hereafter acquired, in and to:

          (I) All accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described below: The uncertificated REMIC I Regular Interests, including without limitation all rights represented thereby in and to (i) the Mortgage Loans identified on the Mortgage Loan Schedule, including the related Mortgage Notes, Mortgages, Cooperative Stock Certificates, and Cooperative Leases, all Substitute Mortgage Loans and all distributions with respect to such Mortgage Loans and Substitute Mortgage Loans payable on and after the Cut-Off Date, (ii) the Certificate Account, the Expense Account, the Class I-A-18 Interest Supplement Account, the Class I-A-23 Rounding Account and the Investment Account and all money or other property held therein, and the Custodial Accounts for P&I and the Custodial Accounts for Reserves (to the extent of the amounts on deposit or other property therein attributable to the Mortgage Loans); (iii) the Mortgage Pool Insurance Policy (including the Fraud Waiver and the Ninety-Seven Percent Loan-to-Value Program Endorsement), the Special Hazard Insurance Policy, the Bankruptcy and Extraordinary Expense Reserve Fund and amounts paid or payable by the insurer under any FHA insurance policy or any Primary Insurance Policy and proceeds of any VA guaranty and any other insurance policy related to any Mortgage Loan or the Mortgage Pool;
     (iv) all property or rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (i)-(iii) above (including any accrued discount realized on liquidation of any investment purchased at a discount), and (v) all cash and non-cash proceeds of the collateral described in (i)-(iv) above;

          (II) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (I) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

          (III) All cash and non-cash proceeds of the collateral described in (I) and (II) above;

     (c) the possession by the Trustee of the Mortgage Notes, the Mortgages and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305 and 9-115 thereof) as in force in the relevant jurisdiction; and

     (d)    notifications   to   persons   holding   such   property,   and
acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or
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

confirmations from, securities intermediaries, bailees or agents of, or persons holding for, the Trustee, as applicable for the purpose of perfecting such security interest under applicable law.

     The Company and the Trustee shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the REMIC II Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, the Trustee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

     The Trustee is authorized, with the Master Servicer's consent, to appoint any bank or trust company approved by and unaffiliated with each of the Company and the Master Servicer as Custodian of the documents or instruments referred to above in this Section 2.05, and to enter into a Custodial Agreement for such purpose; provided, however, that the Trustee shall be and remain liable for actions of any such Custodian only to the extent it would otherwise be responsible for such acts hereunder.

     The Company and the Trustee agree that the Company, on behalf of the REMIC II Trust Fund, shall elect to treat the REMIC II Trust Fund as a REMIC within the meaning of Section 860D of the Code and, if necessary, under applicable state laws. Such election shall be included in the Form 1066 and any appropriate state return to be filed on behalf of the REMIC constituted by the REMIC II Trust Fund for its first taxable year.

     The Closing Date is hereby designated as the "startup day" of the REMIC constituted by the REMIC II Trust Fund within the meaning of Section 860G(a)(9) of the Code.

     The regular interests (as set forth in the table contained in the Preliminary Statement hereto) relating to the REMIC II Trust Fund are hereby designated as "regular interests" for purposes of Section 860G(a)(1) of the Code. The Class R-2 Certificates are being issued in a single Class, which is hereby designated as the sole class of "residual interest" in the REMIC II Trust Fund for purposes of Section 860G(a)(2) of the Code.

     The parties intend that the affairs of the REMIC II Trust Fund formed hereunder shall constitute, and that the affairs of the REMIC II Trust Fund shall be conducted so as to qualify it as, a REMIC. In furtherance of such intention, the Company covenants and agrees that it shall act as agent for the Tax Matters Person (and the Company is hereby appointed to act as Tax Matters Person) on behalf of the REMIC II Trust Fund and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, a federal tax return using a calendar year as the taxable year for the REMIC II Trust Fund when and as required by the REMIC provisions and other applicable federal income tax laws; (b) make an election, on behalf of the REMIC II Trust Fund, to be treated as a REMIC on the federal tax return of the REMIC II Trust Fund for its first taxable year, in accordance with the
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

REMIC provisions; (c) prepare and forward, or cause to be prepared and forwarded, to the Holders of the Certificates (other than the Class R-1 Certificates) all information reports as and when required to be provided to them in accordance with the REMIC provisions; (d) conduct the affairs of the REMIC II Trust Fund at all times that any of the Certificates (other than the Class R-1 Certificates) are outstanding so as to maintain the status of the REMIC II Trust Fund as a REMIC under the REMIC provisions;
(e) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the REMIC II Trust Fund; and (f) pay the amount of any federal prohibited transaction penalty taxes imposed on the REMIC II Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); provided, that the Company shall be entitled to be indemnified from the REMIC II Trust Fund for any such prohibited transaction penalty taxes if the Company's failure to exercise reasonable care was not the primary cause of the imposition of such prohibited transaction penalty taxes.

     In the event that any tax is imposed on "prohibited transactions" of the REMIC II Trust Fund as defined in Section 860F of the Code and not paid by the Company pursuant to clause (f) of the preceding paragraph, such tax shall be charged against amounts otherwise distributable to the Holders of the Class R-2 Certificates. Notwithstanding anything to the contrary contained herein, the Company is hereby authorized to retain from amounts otherwise distributable to the Holders of the Class R-2 Certificates on any Distribution Date sufficient funds to reimburse the Company for the payment of such tax (to the extent that the Company has not been previously reimbursed therefor and is entitled to such reimbursement).

     Section 2.06. Acceptance by Trustee; Authentication of Certificates. The Trustee acknowledges and accepts the assignment to it of the property constituting the REMIC II Trust Fund and declares that as of the Closing Date it holds and shall hold any documents constituting a part of the REMIC II Trust Fund, and the REMIC II Trust Fund, as Trustee in trust, upon the trusts herein set forth, for the use and benefit of all present and future Holders of the Certificates (other than the Class R-1 Certificates). In connection therewith, as of the Closing Date, the Trustee shall cause to be authenticated and delivered to or upon the order of the Company, in exchange for the property constituting the REMIC II Trust Fund, the Certificates (other than the Class R-1 Certificates) in Authorized Denominations evidencing the ownership interest in the REMIC II Trust Fund.

                                ARTICLE III

              Administration and Servicing of Mortgage Loans

     Section 3.01. The Company to Act as Master Servicer. The Company shall act as Master Servicer to service and administer the Mortgage Loans on behalf of the Trustee and for the benefit of the Certificateholders in accordance with the terms hereof and in the same manner in which, and with
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

the same care, skill, prudence and diligence with which, it services and administers similar mortgage loans for other portfolios, and shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable, including, without limitation, the power and authority to bring actions and defend the Trust Fund on behalf of the Trustee in order to enforce the terms of the Mortgage Notes. The Master Servicer may perform its master servicing responsibilities through agents or independent contractors, but shall not thereby be released from any of its responsibilities hereunder and the Master Servicer shall diligently pursue all of its rights against such agents or independent contractors.

     The Master Servicer shall make reasonable efforts to collect or cause to be collected all payments called for under the terms and provisions of the Mortgage Loans and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any Primary Insurance Policy, any FHA insurance policy or VA guaranty, any hazard insurance policy the Mortgage Pool Insurance Policy (including the Fraud Waiver and the Ninety-Seven Percent Loan-to-Value Program Endorsement), the Special Hazard Insurance Policy, and federal flood insurance, cause to be followed such collection procedures as are followed with respect to mortgage loans comparable to the Mortgage Loans and held in portfolios of responsible mortgage lenders in the local areas where each Mortgaged
Property is located. The Master Servicer shall enforce "due-on-sale" clauses with respect to the related Mortgage Loans, to the extent permitted by law, subject to the provisions set forth in Section 3.08.

     Consistent with the foregoing, the Master Servicer may in its discretion (i) waive or cause to be waived any assumption fee or late payment charge in connection with the prepayment of any Mortgage Loan and
(ii) only upon determining that the coverage of any applicable insurance policy or guaranty related to a Mortgage Loan will not be materially adversely affected, arrange a schedule, running for no more than 180 days after the first delinquent Due Date, for payment of any delinquent installment on any Mortgage Note or for the liquidation of delinquent items. The Master Servicer shall have the right, but not the obligation, to repurchase any related delinquent Mortgage Loan 90 days after the first delinquent Due Date for an amount equal to its Purchase Price; provided, however, that the aggregate Purchase Price of Mortgage Loans so repurchased shall not exceed one-half of one percent (0.50%) of the aggregate Principal Balance, as of the Cut-Off Date, of all Mortgage Loans.

     Consistent with the terms of this Section 3.01, the Master Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected by such waiver, modification, postponement or indulgence; provided, however, that (unless the Mortgagor is in default with respect to the Mortgage Loan or in the reasonable judgment of the Master Servicer such default is
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

imminent) the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would (i) change the applicable Mortgage Interest Rate, defer or forgive the payment of any principal or interest, reduce the outstanding principal balance (except for actual payments of principal) or extend the final maturity date with respect to such Mortgage Loan, or (ii) be inconsistent with the terms of any applicable Primary Insurance Policy, FHA insurance policy or VA guaranty, hazard insurance policy or federal flood insurance policy, the Mortgage Pool Insurance
Policy  or  the  Special  Hazard  Insurance  Policy.  Notwithstanding   the
foregoing, the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code (including any proposed, temporary or final regulations promulgated thereunder) (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment or in a default situation) and cause either REMIC to fail to qualify as such under the Code.

     The Master Servicer is hereby authorized and empowered by the Trustee to execute and deliver or cause to be executed and delivered on behalf of the Holders of the REMIC I Regular Interests and the Class R-1 Certificateholders, and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release, discharge or modification, assignments of Mortgages and endorsements of Mortgage Notes in connection with refinancings (in jurisdictions where such assignments are the customary and usual standard of practice of mortgage lenders) and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Trustee shall execute and furnish to the Master Servicer, at the Master Servicer's direction, any powers of attorney and other documents prepared by the Master Servicer and determined by the Master Servicer to be necessary or appropriate to enable the Master Servicer to carry out its supervisory, servicing and administrative duties under this Agreement.

     The Master Servicer and each Servicer shall obtain (to the extent generally commercially available from time to time) and maintain fidelity bond and errors and omissions coverage acceptable to FNMA or FHLMC with respect to their obligations under this Agreement and the applicable Selling and Servicing Contract, respectively. The Master Servicer or each Servicer, as applicable, shall establish escrow accounts for, or pay when due (by means of an advance), any tax liens in connection with the Mortgaged Properties that are not paid by the Mortgagors when due to the extent that any such payment would not constitute a Nonrecoverable Advance when made. Notwithstanding the foregoing, the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of
Section 1001 of the Code (including any proposed, temporary or final regulations promulgated thereunder) (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment or in a default situation) and cause either REMIC to fail to qualify as such under the Code. The Master Servicer shall be entitled to approve a request from a Mortgagor for a partial release of the
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

related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that the applicable trust fund would not fail to continue to qualify as a REMIC under the Code as a result thereof and that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on either REMIC as a result thereof.

     In connection with the servicing and administering of each Mortgage Loan, the Master Servicer and any affiliate of the Master Servicer (i) may perform services such as appraisals, default management and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

     Section 3.02. Custodial Accounts. The Master Servicer shall cause to be established and maintained by each Servicer under the Master Servicer's supervision the Custodial Account for P&I, Buydown Fund Accounts (if any) and special Custodial Account for Reserves and shall deposit or cause to be deposited therein daily the amounts related to the Mortgage Loans required by the Selling and Servicing Contracts to be so deposited. Proceeds received with respect to individual Mortgage Loans from any title, hazard, or FHA insurance policy, VA guaranty, Primary Insurance Policy, or other insurance policy covering such Mortgage Loans shall be deposited first in the Custodial Account for Reserves if required for the restoration or repair of the related Mortgaged Property. Proceeds from such insurance policies not so deposited in the Custodial Account for Reserves shall be deposited in the Custodial Account for P&I, and shall be applied to the balances of the related Mortgage Loans as payments of interest and principal.

     The Master Servicer is hereby authorized to make withdrawals from and to issue drafts against the Custodial Accounts for P&I and the Custodial Accounts for Reserves for the purposes required or permitted by this Agreement. Each Custodial Account for P&I and each Custodial Account for Reserves shall bear a designation clearly showing the respective interests of the applicable Servicer, as trustee, and of the Master Servicer, in substantially one of the following forms:

          (a)    With  respect  to  the  Custodial  Account  for  P&I:  (i)
     [Servicer's Name], as agent, trustee and/or bailee of principal and interest custodial account for PNC Mortgage Securities Corp., its successors and assigns, for various owners of interests in PNC Mortgage Securities Corp. mortgage-backed pools or (ii) [Servicer's Name] in trust for PNC Mortgage Securities Corp.;

          (b)   With  respect  to the Custodial Account for  Reserves:  (i)
     [Servicer's  Name],  as  agent, trustee and/or  bailee  of  taxes  and
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

     insurance custodial account for PNC Mortgage Securities Corp., its successors and assigns for various mortgagors and/or various owners of interests in PNC Mortgage Securities Corp. mortgage-backed pools or
     (ii) [Servicer's Name] in trust for PNC Mortgage Securities Corp. and various Mortgagors.

     The Master Servicer hereby undertakes to assure remittance to the Certificate Account of all amounts relating to the Mortgage Loans that have been collected by any Servicer and are due to the Certificate Account pursuant to Section 4.01 of this Agreement.

     Section 3.03. The Investment Account; Eligible Investments.(a) Not later than the Withdrawal Date, the Master Servicer shall withdraw or direct the withdrawal of funds in the Custodial Accounts for P&I, for deposit in the Investment Account, in an amount representing:

          (i) Scheduled installments of principal and interest on the Mortgage Loans received or advanced by the applicable Servicers which were due on the Due Date prior to such Withdrawal Date, net of Servicing Fees due the applicable Servicers and less any amounts to be withdrawn later by the applicable Servicers from the applicable Buydown Fund Accounts;

          (ii) Payoffs and the proceeds of other types of liquidations of the Mortgage Loans received by the applicable Servicer for such Mortgage Loans during the applicable Payoff Period, with interest to the date of Payoff or liquidation less any amounts to be withdrawn later by the applicable Servicers from the applicable Buydown Fund Accounts; and

          (iii) Curtailments received by the applicable Servicers in the Prior Period.

     At its option, the Master Servicer may invest funds withdrawn from the Custodial Accounts for P&I, as well as any Buydown Funds, Insurance Proceeds and Liquidation Proceeds previously received by the Master Servicer (including amounts paid by the Company in respect of any Purchase Obligation or its substitution obligations set forth in Section 2.02 or
Section 2.03 or in connection with the exercise of the option to terminate this Agreement pursuant to Section 9.01) for its own account and at its own risk, during any period prior to their deposit in the Certificate Account. Such funds, as well as any funds which were withdrawn from the Custodial Accounts for P&I on or before the Withdrawal Date, but not yet deposited into the Certificate Account, shall immediately be deposited by the Master Servicer with the Investment Depository in an Investment Account in the name of the Master Servicer and the Trustee for investment only as set forth in this Section 3.03. The Master Servicer shall bear any and all losses incurred on any investments made with such funds and shall be entitled to retain all gains realized on such investments as additional servicing compensation. Not later than the Business Day prior to the Distribution Date, the Master Servicer shall deposit such funds, net of any gains (except Payoff Earnings) earned thereon, in the Certificate Account.
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


     (b) Funds held in the Investment Account shall be invested in (i) one or more Eligible Investments which shall in no event mature later than the Business Day prior to the related Distribution Date (except if such Eligible Investments are obligations of the Trustee, such Eligible Investments may mature on the Distribution Date), or (ii) such other instruments as shall be required to maintain the Ratings.

     Section 3.04.  The Certificate Account.

     (a) Not later than the Business Day prior to the related Distribution Date, the Master Servicer shall direct the Investment Depository to deposit the amounts previously deposited into the Investment Account (which may include a deposit of Eligible Investments) to which the Holders of the REMIC I Regular Interests and Class R-1 Certificateholders are entitled into the Certificate Account. In addition, not later than the Business Day prior to the Distribution Date, the Master Servicer shall deposit into the Certificate Account any Monthly P&I Advances or other payments required to be made by the Master Servicer pursuant to Section 4.02 of this Agreement and any Insurance Proceeds or Liquidation Proceeds (including amounts paid by the Company in respect of any Purchase Obligation or in connection with the exercise of its option to terminate this Agreement pursuant to Section 9.01) not previously deposited in the Custodial Accounts for P&I or the Investment Account.

     (b) Funds held in the Certificate Account shall be invested at the direction of the Master Servicer in (i) one or more Eligible Investments which shall in no event mature later than the Business Day prior to the related Distribution Date (except if such Eligible Investments are obligations of the Trustee, such Eligible Investments may mature on the Distribution Date), or (ii) such other instruments as shall be required to maintain the Ratings. The Master Servicer shall be entitled to receive any gains earned on such Eligible Investments and shall bear any losses suffered in connection therewith.

     Section 3.05. Permitted Withdrawals from the Certificate Account, the Investment Account and Custodial Accounts for P&I and of Buydown Funds from the Buydown Fund Accounts.

     (a) The Master Servicer is authorized to make withdrawals, from time to time, from the Investment Account, the Certificate Account or the Custodial Accounts for P&I established by the Servicers of amounts deposited therein in respect of the Certificates, as follows:

          (i) To reimburse itself or the applicable Servicer for Monthly P&I Advances made pursuant to Section 4.02 or a Selling and Servicing Contract, such right to reimbursement pursuant to this paragraph (i) being limited to amounts received on particular Mortgage Loans (including, for this purpose, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of principal and/or interest respecting which any such Monthly P&I Advance was made;

          (ii)  To  reimburse itself or the applicable Servicer for amounts
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

     expended  by  or  for the account of the Master Servicer  pursuant  to
     Section 3.09 or amounts expended by such Servicer pursuant to the Selling and Servicing Contracts in connection with the restoration of property damaged by an Uninsured Cause or in connection with the liquidation of a Mortgage Loan;

          (iii) To pay to itself, with respect to the related Mortgage Loans, the Master Servicing Fee (net of Compensating Interest reduced by Payoff Earnings and Payoff Interest) as to which no prior withdrawals from funds deposited by the Master Servicer have been made;

          (iv) To reimburse itself or the applicable Servicer for advances made with respect to related Mortgage Loans which the Master Servicer has determined to be Nonrecoverable Advances;

          (v) To pay to itself reinvestment earnings deposited or earned in the Investment Account and the Certificate Account to which it is entitled and to reimburse itself for expenses incurred by and reimbursable to it pursuant to Section 6.03;

          (vi) To deposit to the Investment Account amounts in the Certificate Account not required to be on deposit therein at the time of such withdrawal;

          (vii) To deposit in the Certificate Account, not later than the Business Day prior to the related Distribution Date, the amounts specified in Section 3.04(a);

          (viii) To deposit in the Expense Account, on each Withdrawal Date, the Premium Payment Amounts with respect to the Mortgage Pool Insurance Policy and the Special Hazard Insurance Policy pursuant to
     Section 3.19; and

     after making or providing for the above withdrawals

          (ix) To clear and terminate the Investment Account and the Certificate Account following termination of this Agreement pursuant to Section 9.01.

     Since,  in connection with withdrawals pursuant to paragraphs (i)  and
(ii), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer or the applicable Servicer shall keep and maintain separate accounting for each Mortgage Loan, for the purpose of justifying any such withdrawals.

     (b) The Master Servicer (or the applicable Servicer, if such Servicer holds and maintains a Buydown Fund Account) is authorized to make withdrawals, from time to time, from the Buydown Fund Account or Custodial Account for P&I established by any Servicer under its supervision of the following amounts of Buydown Funds:

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

          (i) To deposit each month in the Investment Account the amount necessary to supplement payments received on Buydown Loans;

          (ii) In the event of a Payoff of any Mortgage Loan having a related Buydown Fund, to apply amounts remaining in Buydown Fund Accounts to reduce the required amount of such principal Payoff (or, if the Mortgagor has made a Payoff, to refund such remaining Buydown Fund amounts to the Person entitled thereto);

          (iii) In the event of foreclosure or liquidation of any Mortgage Loan having a Buydown Fund, to deposit remaining Buydown Fund amounts in the Investment Account as Liquidation Proceeds; and

          (iv)   To   clear  and  terminate  the  portion  of  any  account
     representing Buydown Funds following termination of this Agreement pursuant to Section 9.01;

       (c) The Trustee is authorized to make withdrawals from time to time from the Certificate Account to reimburse itself for advances it has made pursuant to Section 7.01(a) hereof that it has determined to be Nonrecoverable Advances.

     Section 3.06. Maintenance of Primary Insurance Policies; Collections Thereunder. The Master Servicer shall use commercially reasonable efforts to keep, and to cause the Servicers to keep, in full force and effect each Primary Insurance Policy required with respect to a Mortgage Loan, in the manner set forth in the applicable Selling and Servicing Contract, until no longer required. Notwithstanding the foregoing, the Master Servicer shall have no obligation to maintain such Primary Insurance Policy for a Mortgage Loan for which the outstanding Principal Balance thereof at any time subsequent to origination was 80% or less of the value of the related Mortgaged Property (as determined by the appraisal obtained at the time of origination), unless required by applicable law.

     Unless required by applicable law, the Master Servicer shall not cancel or refuse to renew, or allow any Servicer under its supervision to cancel or refuse to renew, any such Primary Insurance Policy in effect at the date of the initial issuance of the Certificates that is required to be kept in force hereunder; provided, however, that neither the Master Servicer nor any Servicer shall advance funds for the payment of any premium due under any Primary Insurance Policy if it shall determine that such an advance would be a Nonrecoverable Advance.

     Section  3.07.   Maintenance of Hazard Insurance. The Master  Servicer
shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is not less than the original principal balance of such Mortgage Loan, except in cases approved by the Master Servicer in which such amount exceeds the value of the improvements to the Mortgaged Property. The Master Servicer shall also require fire insurance with extended coverage in a comparable amount on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan). Any
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amounts collected under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property) shall be deposited into the Custodial Account for P&I, subject to withdrawal pursuant to the applicable Selling and Servicing Contract and pursuant to
Section  3.03  and  Section  3.05.  Any  unreimbursed  costs  incurred   in
maintaining  any  insurance  described  in  this  Section  3.07  shall   be
recoverable as an advance by the Master Servicer from the Investment Account or the Certificate Account. Such insurance shall be with insurers approved by the Master Servicer and FNMA or FHLMC. Other additional insurance may be required of a Mortgagor, in addition to that required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Where any part of any improvement to the Mortgaged Property (other than a Mortgaged Property secured by a Cooperative Loan) is located in a federally designated special flood hazard area and in a community which participates in the National Flood Insurance Program at the time of origination of the related Mortgage Loan, the Master Servicer shall cause flood insurance to be provided. The hazard insurance coverage required by this Section 3.07 may be met with blanket policies providing protection equivalent to individual policies otherwise required. The Master Servicer or the applicable Servicer shall be responsible for paying any deductible amount on any such blanket policy. The Master Servicer agrees to present, or cause to be presented, on behalf of and for the benefit of the Trustee and Certificateholders, claims under the hazard insurance policy respecting any Mortgage Loan, and in this regard to take such reasonable actions as shall be necessary to permit recovery under such policy.

     Section 3.08. Enforcement of Due-on-Sale Clauses; Assumption Agreements. When any Mortgaged Property is about to be conveyed by the Mortgagor, the Master Servicer shall, to the extent it has knowledge of such prospective conveyance and prior to the time of the consummation of such conveyance, exercise on behalf of the Trustee the Trustee's rights to accelerate the maturity of such Mortgage Loan, to the extent that such acceleration is permitted by the terms of the related Mortgage Note, under any "due-on-sale" clause applicable thereto; provided, however, that the Master Servicer shall not exercise any such right if the due-on-sale clause, in the reasonable belief of the Master Servicer, is not enforceable under applicable law or if such exercise would result in non-coverage of any resulting loss that would otherwise be covered under any insurance policy. In the event the Master Servicer is prohibited from exercising such right, the Master Servicer is authorized to take or enter into an assumption and modification agreement from or with the Person to whom a Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law or unless the Mortgage Note contains a provision allowing a qualified borrower to assume the Mortgage Note, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Master Servicer enters such agreement) by any related Primary Insurance Policy and the Mortgage Pool Insurance Policy. The Master Servicer is also authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as
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

Mortgagor and becomes liable under the Mortgage Note. The Master Servicer shall not enter into any substitution or assumption with respect to a Mortgage Loan if such substitution or assumption shall (i) both constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or Treasury regulations promulgated thereunder) and cause the REMICs to fail to qualify as a REMIC under the REMIC Provisions or (ii) cause the imposition of any tax on "prohibited transactions" or "contributions" after the startup day under the REMIC Provisions. The Master Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original copy of such substitution or assumption agreement and other documents and instruments constituting a part thereof. In connection with any such assumption or substitution agreement, the terms of the related Mortgage Note shall not be changed. Any fee collected by the applicable Servicer for entering into an assumption or substitution of liability agreement shall be retained by such Servicer as additional servicing compensation.

     Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Master Servicer may be restricted by law from preventing, for any reason whatsoever.

     Section 3.09. Realization Upon Defaulted Mortgage Loans. The Master Servicer shall foreclose upon or otherwise comparably convert, or cause to be foreclosed upon or comparably converted, the ownership of any Mortgaged Property securing a Mortgage Loan which comes into and continues in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.01. In lieu of such foreclosure or other conversion, and taking into consideration the desirability of maximizing net Liquidation Proceeds after taking into account the effect of Insurance Proceeds upon Liquidation Proceeds, the Master Servicer may, to the extent consistent with prudent mortgage loan servicing practices, accept a payment of less than the outstanding Principal Balance of a delinquent Mortgage Loan in full satisfaction of the indebtedness evidenced by the related Mortgage Note and release the lien of the related Mortgage upon receipt of such payment. The Master Servicer shall not foreclose upon or otherwise comparably convert a Mortgaged Property if the Master Servicer is aware of evidence of toxic waste, other hazardous substances or other evidence of environmental contamination thereon and the Master Servicer determines that it would be imprudent to do so. In connection with such foreclosure or other conversion, the Master Servicer shall cause to be followed such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in general mortgage servicing activities. The foregoing is subject to the provision that, in the case of damage to a Mortgaged Property from an Uninsured Cause, the Master Servicer shall not be required to advance its own funds towards the restoration of the property unless it shall be determined in the sole judgment of the Master Servicer, (i) that such restoration will increase the proceeds of liquidation of the Mortgage Loan to Certificateholders after reimbursement
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

to itself for such expenses, and (ii) that such expenses will be recoverable to it through Liquidation Proceeds. The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings or in connection with the preservation of the coverage of the Mortgage Pool Insurance Policy (including the Fraud Waiver and the Ninety-Seven Percent Loan-to-Value Program Endorsement) and the Special Hazard Insurance Policy; provided, however, that it shall be entitled to reimbursement thereof (as well as its normal servicing compensation) as an advance. The Master Servicer shall maintain information required for tax reporting purposes regarding any Mortgaged Property which is abandoned or which has been foreclosed or otherwise comparably converted. The Master Servicer shall report such information to the Internal Revenue Service and the Mortgagor in the manner required by applicable law.

     With respect to each of the Group I-B Certificates, the Master Servicer may enter into a special servicing agreement with an unaffiliated holder of a 100% Percentage Interest of the Class B Certificate with the lowest priority or a holder of a 100% interest in a class of securities representing such interests in such Class, subject to each Rating Agency's acknowledgment that the Ratings of the Group I Certificates in effect immediately prior to the entering into of such agreement would not be qualified, downgraded or withdrawn and the Group I Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may (a) instruct the Master Servicer to instruct a Servicer to the extent provided in the applicable Selling and Servicing
Contract to commence or delay foreclosure proceedings with respect to delinquent Group I Loans and will contain provisions for the deposit of cash with the Master Servicer by the holder that would be available for distribution to Holders of the Group I Certificates if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures, (b) purchase delinquent Group I Loans from the REMIC I Trust Fund immediately prior to the commencement of foreclosure proceedings at a price equal to the aggregate outstanding Principal Balance of such Group I Loans plus accrued interest thereon at the applicable Mortgage Interest Rate through the last day of the month in which such Group I Loan is purchased and/or (c) assume all of the servicing rights and obligations with respect to delinquent Group I Loans so long as
(i) the Master Servicer has the right to transfer the servicing rights and obligations of such Group I Loans to another servicer and (ii) such holder will service such Group I Loans in accordance with the applicable Selling and Servicing Contract.

     REMIC I shall not acquire any real property (or personal property incident to such real property) except in connection with a default or imminent default of a Mortgage Loan. In the event that REMIC I acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a Mortgage Loan, such property shall be disposed of by the Master Servicer within two years after its acquisition by the Master Servicer for REMIC I, unless the Master Servicer provides to the Trustee an Opinion of Counsel to the effect that the holding by REMIC I of such Mortgaged Property subsequent to two years
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

after its acquisition will not result in the imposition of taxes on "prohibited transactions" of REMIC I as defined in Section 860F of the Code or under the law of any state in which real property securing a Mortgage Loan owned by REMIC I is located or cause REMIC I to fail to qualify as a REMIC for federal income tax purposes or for state tax purposes under the laws of any state in which real property securing a Mortgage Loan owned by REMIC I is located at any time that any Certificates are outstanding. The Master Servicer shall manage, conserve, protect and operate each such property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) or result in the receipt by the REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such property in the same manner and to such extent as is customary in the locality where such property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Master Servicer and the Certificateholders for the period prior to the sale of such property. Additionally, the Master Servicer shall perform the tax withholding and shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

     Notwithstanding any other provision of this Agreement, the Master Servicer and the Trustee, as applicable, shall comply with all federal withholding requirements with respect to payments to Certificateholders of interest or original issue discount that the Master Servicer or the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for any such withholding. Without limiting the foregoing, the Master Servicer agrees that it will not withhold with respect to payments of interest or original issue discount in the case of a Certificateholder that has furnished or caused to be furnished an effective Form W-8 or an acceptable substitute form or a successor form and who is not a "10 percent shareholder" within the meaning of Code Section 871(h)(3)(B) or a "controlled foreign corporation" described in Code Section 881(c)(3)(C) with respect to REMIC I, REMIC II or the Depositor. In the event the Trustee withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholder.

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

     Section 3.10. Trustee to Cooperate; Release of Mortgage Files. Upon the Payoff or scheduled maturity of any Mortgage Loan, the Master Servicer shall cause such final payment to be immediately deposited in the related Custodial Account for P&I or the Investment Account. Upon notice thereof, the Master Servicer shall promptly notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in either such account have been so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall, not later than the fifth succeeding Business Day, release the related Mortgage File to the Master Servicer or the applicable Servicer indicated in such request. With any such Payoff or other final payment, the Master Servicer is authorized to prepare for and procure from the trustee or mortgagee under the Mortgage which secured the Mortgage Note a deed of full reconveyance or other form of satisfaction or assignment of Mortgage and endorsement of Mortgage Note in connection with a refinancing covering the Mortgaged Property, which satisfaction, endorsed Mortgage Note or assigning document shall be delivered by the Master Servicer to the person or persons entitled thereto. No expenses incurred in connection with such satisfaction or assignment shall be payable to the Master Servicer by the Trustee or from the Certificate Account, the related Investment Account or the related Custodial Account for P&I. From time to time as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy, the Trustee shall, upon request of the Master Servicer and delivery to it of a trust receipt signed by a Servicing Officer, release not later than the fifth Business Day following the date of receipt of such request the related Mortgage File to the Master Servicer or the related Servicer as indicated by the Master Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such trust receipt shall obligate the Master Servicer to return the Mortgage File to the Trustee when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that herein above specified, the trust receipt shall be released by the Trustee to the Master Servicer.

     Section 3.11. Compensation to the Master Servicer and the Servicers. As compensation for its activities hereunder, the Master Servicer shall be entitled to receive from the Investment Account or the Certificate Account the amounts provided for by Section 3.05(a)(iii). The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor, except as specifically provided herein.

     As compensation for its activities under the applicable Selling and Servicing Contract, the applicable Servicer shall be entitled to withhold or withdraw from the related Custodial Account for P&I the amounts provided for in such Selling and Servicing Contract. Each Servicer is required to pay all expenses incurred by it in connection with its servicing activities under its Selling and Servicing Contract (including payment of premiums for Primary Insurance Policies, if required) and shall not be entitled to
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

reimbursement therefor except as specifically provided in such Selling and Servicing Contract and not inconsistent with this Agreement.

     Section 3.12. Reports to the Trustee; Certificate Account Statement. Not later than 15 days after each Distribution Date, the Master Servicer shall forward a statement, certified by a Servicing Officer, to the Trustee setting forth the status of the Certificate Account as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Certificate Account for each category of deposit specified in Section 3.04 and each category of withdrawal specified in Section 3.05, and stating that all distributions required by this Agreement have been made (or if any required distribution has not been made, specifying the nature and amount thereof). The Trustee shall provide such statements to any Certificateholder upon request at the expense of the Master Servicer. Such statement shall also, to the extent available, include information regarding delinquencies on the Mortgage Loans, indicating the number and aggregate Principal Balance of Mortgage Loans which are one, two, three or more months delinquent, the number and aggregate Principal Balance of Mortgage Loans with respect to which foreclosure proceedings have been initiated and the book value of any Mortgaged Property acquired by the Trust Fund through foreclosure, deed in lieu of foreclosure or other exercise of the Trust Fund's security interest in the Mortgaged Property.

     Section 3.13. Annual Statement as to Compliance. The Master Servicer shall deliver to the Trustee, on or before April 30 of each year, beginning with the first April 30 succeeding the Cut-Off Date by at least six months, an Officer's Certificate stating as to the signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and performance under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of such statement shall be provided by the Master Servicer to Certificateholders upon request or by the Trustee (solely to the extent that such copies are available to the Trustee) at the expense of the Master Servicer, should the Master Servicer fail to so provide such copies.

     Section 3.14. Access to Certain Documentation and Information Regarding the Mortgage Loans. In the event that the Certificates are legal for investment by federally-insured savings associations, the Master Servicer shall provide to the OTS, the FDIC and the supervisory agents and examiners of the OTS and the FDIC access to the documentation regarding the related Mortgage Loans required by applicable regulations of the OTS or the FDIC, as applicable, and shall in any event provide such access to the documentation regarding such Mortgage Loans to the Trustee and its representatives, such access being afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Master Servicer designated by it.

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

     Section 3.15. Annual Independent Public Accountants' Servicing Report. On or before April 30 of each year, beginning with the first April 30 succeeding the Cut-Off Date by at least six months, the Master Servicer, at its expense, shall cause a firm of independent public accountants to furnish a statement to the Trustee to the effect that, in connection with the firm's examination of the financial statements as of the previous December 31 of the Master Servicer's parent corporation (which shall include a limited examination of the Master Servicer's financial statements), nothing came to their attention that indicated that the Master Servicer was not in compliance with Section 3.02, Section 3.03, Section 3.04, Section 3.05, Section 3.11, Section 3.12 and Section 3.13 of this Agreement, except for (i) such exceptions as such firm believes to be immaterial, and (ii) such other exceptions as are set forth in such statement.

     Section 3.16. Mortgage Pool Insurance Policy. The Master Servicer agrees to exercise commercially reasonable efforts to maintain and keep the Mortgage Pool Insurance Policy (including the Fraud Waiver and the Ninety-Seven Percent Loan-to-Value Program Endorsement) in full force and effect throughout the term of this Agreement, unless coverage thereunder has been exhausted through the payment of claims; provided, however, that in no case shall the Master Servicer be required to (i) expend its own funds to maintain such policy or (ii) make a Nonrecoverable Advance. In the event that (i) the claims paying ability rating of the Mortgage Pool Insurer, and consequently, each of the Ratings are reduced below the level of the Ratings originally given, (ii) the Mortgage Pool Insurer ceases to be a qualified mortgage insurer duly qualified as such under applicable laws or
(iii) the Mortgage Pool Insurance Policy is cancelled for any reason other than the exhaustion of coverage thereunder, the Master Servicer acting on behalf of the Trustee shall exercise commercially reasonable efforts to obtain from another insurer acceptable to the Rating Agencies a replacement policy comparable to the initial Mortgage Pool Insurance Policy; provided, however, that if the cost of any such replacement policy shall be greater than the cost of the initial Mortgage Pool Insurance Policy, the amount of coverage of such replacement policy shall be reduced to a level such that the premium rate therefor shall not exceed 100% of the premium rate on the initial Mortgage Pool Insurance Policy.

     In connection with its activities hereunder, the Master Servicer agrees to present, on behalf of the Trustee and Certificateholders, claims to the Mortgage Pool Insurer under the Mortgage Pool Insurance Policy, and, in this regard, to take such commercially reasonable action (other than the making of Nonrecoverable Advances) as shall be necessary to permit recovery under the Mortgage Pool Insurance Policy. The Master Servicer shall collect all amounts relating to the Certificates under the Mortgage Pool Insurance Policy and shall deposit such amounts in the related Custodial Account for P&I or in the Certificate Account until distributed in accordance with Section 4.01 or Section 4.04 or withdrawn in accordance with Section 3.03 or Section 3.05 of this Agreement..

     Section 3.17. Special Hazard Insurance Policy. The Master Servicer agrees to exercise commercially reasonable efforts to maintain and keep the
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

Special Hazard Insurance Policy in full force and effect throughout the term of this Agreement, unless coverage thereunder has been exhausted through the payment of claims; provided, however, that in no case shall the Master Servicer be required to (i) expend its own funds to maintain such policy or (ii) make a Nonrecoverable Advance. In the event that (i) the claims paying ability rating of the Special Hazard Insurer, and consequently, each of the Ratings are reduced below the level of the Ratings originally given to the Certificates, (ii) the Special Hazard Insurer ceases to be a qualified mortgage insurer duly qualified as such under applicable laws or (iii) the Special Hazard Insurance Policy is cancelled for any reason other than the exhaustion of coverage thereunder, the Master Servicer acting on behalf of the Trustee shall exercise commercially reasonable efforts to obtain from another insurer acceptable to the Rating Agencies a replacement policy comparable to the initial Special Hazard Insurance Policy; provided, however, that if the cost of any such replacement policy shall be greater than the cost of the initial Special Hazard Insurance Policy, the amount of coverage of such replacement policy shall be reduced to a level such that the premium rate therefor shall not exceed 100% of the premium rate on the initial Special Hazard Insurance Policy.

     In connection with its activities hereunder, the Master Servicer agrees to present, on behalf of the Trustee and Certificateholders, claims to the Special Hazard Insurer under the Special Hazard Insurance Policy, and, in this regard, to take such commercially reasonable action (other than the making of Nonrecoverable Advances) as shall be necessary to permit recovery under the Special Hazard Insurance Policy. The Master Servicer shall collect all amounts relating to the Certificates under the Special
Hazard Insurance Policy and shall deposit such amounts in the related Custodial Account for P&I or in the Certificate Account until distributed in accordance with Section 4.01 or Section 4.04 or withdrawn in accordance with Section 3.03 or Section 3.05 of this Agreement.

     Section 3.18. Bankruptcy and Extraordinary Expense Reserve Fund. On or prior to the Closing Date, the Trustee shall establish and thereafter maintain the Bankruptcy and Extraordinary Expense Reserve Fund. On or prior to the Closing Date, DLJ shall deposit an amount equal to $278,774 to provide coverage for Bankruptcy and Extraordinary Losses. For each Distribution Date, the Master Servicer shall determine the amount of Bankruptcy and Extraordinary Losses on the Group II, Group III and Group IV Loans as of the related Due Date for such Distribution Date and shall notify the Trustee by noon New York City time two Business Days prior to such Distribution Date of such amount. In addition, for each Distribution Date, the Master Servicer shall determine the amount of any Realized Losses on the Group II, Group III and Group IV Loans not covered by the Mortgage Pool Insurance Policy as of the related Due Date for such Distribution Date and shall notify the Trustee by noon New York City time two Business Days prior to such Distribution Date of such amount. On each such Distribution Date, the Trustee shall then withdraw from the Bankruptcy and Extraordinary Expense Reserve Fund, to the extent funds are available therein, the amount needed to cover any such Bankruptcy Losses and Extraordinary Losses and Realized Losses not covered by the Mortgage Pool Insurance Policy and
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deposit such amount in the Certificate Account.

     Upon  (i)  termination of the Trust Fund and the REMIC II Trust  Fund,
(ii) the cancellation of the Bankruptcy and Extraordinary Expense Reserve Fund or (iii) the substitution by DLJ of an alternative form of credit enhancement therefor, the Trustee shall remit to DLJ any amounts at the time remaining in the Bankruptcy and Extraordinary Expense Reserve Fund; provided however, that the Trustee shall not remit any such amounts to the extent that any such action would result in the downgrading of the Ratings of the Certificates originally assigned by the Rating Agencies. Upon any reduction of the amounts required by the Rating Agencies to be on deposit in the Bankruptcy and Extraordinary Expense Reserve Fund, any amounts on deposit in excess of such required amount shall be remitted to DLJ; provided however, that the Trustee shall not remit any such amounts to the extent that any such action would result in the downgrading of the Ratings of the Certificates originally assigned by the Rating Agencies.

     Funds held in the Bankruptcy and Extraordinary Expense Reserve Fund may be invested at the direction of DLJ in one or more Eligible Investments which shall in no event mature later than the date on which any funds so invested are needed to make payments from the Bankruptcy and Extraordinary Expense Reserve Fund.

     To the extent that it constitutes a "reserve fund" for purposes of the REMIC Provisions, the Bankruptcy and Extraordinary Expense Reserve Fund established hereunder shall be an "outside reserve fund" as defined in Treasury Regulation 1.860G-2(h), and in that regard (i) such fund shall be an outside reserve fund and not an asset of either REMIC, (ii) such fund shall be owned for federal tax purposes by DLJ and DLJ shall report all amounts of income, deduction, gain or loss accruing therefrom, and (iii) amounts transferred by the REMIC to the fund shall be treated as distributed by the REMIC to DLJ.

     Section 3.19.  Expense Account.

     (a) On or prior to the Closing Date, the Trustee shall cause to be established and maintained the Expense Account in which the Master Servicer shall deposit, on each Withdrawal Date, that portion of the payments received with respect to the Mortgage Loans constituting the Excess Amount. The Master Servicer shall deposit the portion of the Excess Amount attributable to the Premium Payment Rate for the Mortgage Pool Insurance Policy to the Mortgage Pool Insurance Premium Sub-Account and the portion of the Excess Amount attributable to the Premium Payment Rate for the Special Hazard Insurance Policy to the Special Hazard Insurance Premium Sub-
Account.   The  Master Servicer shall, from time to time, make  withdrawals from the Mortgage Pool Insurance Premium Sub-Account to pay the Premium due and owing with respect to the Mortgage Pool Insurance Policy in accordance with Section 3.16. The Master Servicer shall, from time to time, make withdrawals from the Special Hazard Insurance Premium Sub-Account to pay the Premium due and owing with respect to the Special Hazard Insurance Policy in accordance with Section 3.17. If the Master Servicer fails to pay any such Premium that is due and owing from amounts on deposit in such
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accounts,  and funds are at the time on deposit in the applicable  account, the Trustee shall be entitled to withdraw, by written notification to the institution maintaining the Expense Account (if other than the Trustee), amounts from the applicable account to the extent necessary to pay such Premium and apply such amounts to the payment thereof. In no event shall the Master Servicer be obligated for the payment of the Premiums with respect to the Special Hazard Insurance Policy and the Mortgage Pool Insurance Policy other than from amounts on deposit in the Special Hazard Insurance Premium Sub-Account and the Mortgage Pool Insurance Premium Sub-Account, respectively.

     (b) To the extent that it constitutes a "reserve fund" for purposes of the REMIC Provisions, the Expense Account established hereunder shall be an "outside reserve fund" as defined in Treasury Regulation 1.860G-2(h), and in that regard (i) such fund shall be an outside reserve fund and not an asset of either REMIC, (ii) such fund shall be owned for federal tax purposes by DLJ and DLJ shall report all amounts of income, deduction, gain or loss accruing therefrom, and (iii) amounts transferred by the REMIC to the Expense Account shall be treated as distributed by the REMIC to DLJ.

     (c) To the extent that on any Distribution Date, amounts on deposit in the Special Hazard Insurance Premium Sub-Account are in excess of the amounts necessary to pay any and all Premiums due prior to the third succeeding Distribution Date with respect to the Special Hazard Insurance Policy, the Master Servicer shall direct the Trustee to withdraw such amounts from the Special Hazard Insurance Premium Sub-Account and remit such amounts to DLJ. To the extent that on any Distribution Date, amounts on deposit in the Mortgage Pool Insurance Premium Sub-Account are in excess of the amounts necessary to pay any and all Premiums due prior to the next Distribution Date with respect to the Mortgage Pool Insurance Policy, the Master Servicer shall direct the Trustee to withdraw such amounts from the Mortgage Pool Insurance Premium Sub-Account and remit such amounts to DLJ. If the Master Servicer fails to direct the Trustee to withdraw such excess amounts, the Trustee shall be entitled to withdraw, by written notification to the institution maintaining the applicable account (if other than the Trustee), amounts from such account and remit such amounts to the owner of the Excess Amount.

     (d) The owner of the Excess Amount as of the Closing Date shall be DLJ. The Excess Amount shall not be transferable. On the Closing Date, the Trustee shall register such interest in the name of DLJ in the Certificate Register. The Excess Amount shall be deemed dated the date of the making of an entry relating to the registration thereof in the Certificate Register.

     (e) Funds held in the Expense Account may be invested at the direction of DLJ to the Trustee in one or more Eligible Investments upon receipt by the Trustee from the Master Servicer of a written confirmation that such investment directions will not mature later than the date on which any funds so invested are needed to make payments from the Expense Account. The Trustee shall not be liable for any delay in receipt of such written confirmation from the Master Servicer and the Trustee shall not be responsible for investigating or verifying the information contained
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

therein.   The  Trustee shall have no liability for any investment  losses, including any losses on any investment required to be liquidated prior to maturity in order to make a payment required hereunder.

     Section 3.20. Assumption or Termination of Selling and Servicing Contracts by Trustee. In the event the Master Servicer, or any successor Master Servicer, shall for any reason no longer be the Master Servicer (including by reason of an Event of Default), the Trustee as trustee hereunder or its designee shall thereupon assume all of the rights and obligations of the Master Servicer under the Selling and Servicing Contracts with respect to the related Mortgage Loans unless the Trustee elects to terminate the Selling and Servicing Contracts with respect to such Mortgage Loans in accordance with the terms thereof. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein with respect to the related Mortgage Loans and to have replaced the Master Servicer as a party to the Selling and Servicing Contracts to the same extent as if the rights and duties under the Selling and Servicing Contracts relating to such Mortgage Loans had been assigned to the assuming party, except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Selling and Servicing Contracts with respect to the Master Servicer's duties to be performed prior to its termination hereunder.

     The Master Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to the Selling and Servicing Contracts and the Mortgage Loans then being master serviced by the Master Servicer and an accounting of amounts collected and held by the Master Servicer and otherwise use its best efforts to effect the orderly and efficient transfer of the rights and duties under the related Selling and Servicing Contracts relating to such Mortgage Loans to the assuming party.

     Section 3.21. Maintenance of the Class I-A-23 Rounding Account; Collections Thereunder. On or prior to the Closing Date, the Trustee shall establish and maintain the Class I-A-23 Rounding Account and DLJ shall deposit $999.99 therein. On the first Distribution Date with respect to which the Master Servicer determines that amounts are available out of the REMIC II Available Distribution Amount for distributions of principal on the Class I-A-23 Certificates, and the aggregate amount allocable to such distributions of principal is not an amount equal to an integral multiple of $1,000, the Master Servicer shall notify the Trustee in writing by Noon New York City time two Business Days prior to such Distribution Date of the Rounding Amount, and the Trustee shall withdraw from the Class I-A-23
Rounding  Account  the  applicable Rounding  Amount.   On  each  succeeding
Distribution Date, prior to the earlier of (i) the Group I Credit Support Depletion Date and (ii) the date on which any loss is allocated to the Class I-A-23 Certificates by Pro Rata Allocation, with respect to which the Master Servicer determines that amounts are available out of the REMIC II Available Distribution Amount for distributions of principal on the Class I-A-23 Certificates, the aggregate amount allocable to such Class will be applied first to replenish any funds withdrawn from the Class I-A-23
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

Rounding Account on prior Distribution Dates which have not been repaid. If the remainder of the aggregate amount allocable to distributions of principal on such Class is not an amount equal to an integral multiple of $1,000, the Master Servicer shall notify the Trustee in writing by Noon New York City time two Business Days prior to such Distribution Date of the applicable Rounding Amount, and the Trustee shall withdraw from the Class I-A-23 Rounding Account, to the extent funds are available therein, the amount so notified by the Master Servicer.

     Any amounts withdrawn by the Trustee from the Class I-A-23 Rounding Account shall be deposited in the Certificate Account for distribution to the Class I-A-23 Certificateholders as described in the immediately preceding paragraph (and shall be deemed to have been distributed to the Class I-A-23-L Regular Interests and deposited for their benefit into the Certificate Account in accordance with Section 4.01(i)).

     Amounts on deposit in the Class I-A-23 Rounding Account shall not be invested and shall not be held in an interest-bearing account.

     On or promptly after the earlier of (i) the Group I Credit Support Depletion Date and (ii) the date on which any loss is allocated to the Class I-A-23 Certificates by Pro Rata Allocation, the Master Servicer shall be entitled to withdraw and pay to itself as additional servicing compensation any remaining amounts on deposit in the Class I-A-23 Rounding Account.

     Section 3.22. Maintenance of the Class I-A-18 Interest Supplement Account. On or prior to the Closing Date, the Master Servicer shall cause to be established and maintained the Class I-A-18 Interest Supplement Account (from which the Trustee shall have the power to withdraw funds on deposit therein) into which an amount equal to $5,000 shall be contributed by DLJ to provide coverage with respect to the Class I-A-18 Interest Supplement Amount. For each of the first twelve Distribution Dates, the Master Servicer shall calculate the Class I-A-18 Interest Supplement Amount and shall notify the Trustee in writing by Noon New York City time two Business Days prior to the Distribution Date of such amount. On each such Distribution Date, the Trustee shall then withdraw from the Class I-A-18 Interest Supplement Account, to the extent funds are available therein, the Class I-A-18 Interest Supplement Amount and deposit such amount in the Certificate Account for payment to the Class I-A-18 Certificateholders. After the twelfth Distribution Date, the Trustee shall withdraw from the Class I-A-18 Interest Supplement Account and pay to Donaldson, Lufkin & Jenrette Securities Corporation any amount then remaining therein.

     Amounts on deposit in the Class I-A-18 Interest Supplement Account shall not be invested and shall not be held in an interest-bearing account.

     The Class I-A-18 Interest Supplement Account established hereunder, to the extent that it constitutes a "reserve fund" for purposes of the REMIC Provisions, shall be an "outside reserve fund" as defined in Treasury Regulation 1.860G-2(h), and in that regard (i) such fund shall be an outside reserve fund and not an asset of either REMIC, (ii) such fund shall
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

be owned for federal tax purposes by DLJ and it shall report all amounts of income, deduction, gain or loss accruing therefrom, and (iii) amounts transferred by the REMIC to the Class I-A-18 Interest Supplement Account shall be treated as distributed by the REMIC to DLJ.

                                ARTICLE IV

            Payments to Certificateholders; Payment of Expenses

     Section 4.01. Distributions to Holders of REMIC I Regular Interests and Class R-1 Certificateholders. On each Distribution Date, the Trustee (or any duly appointed paying agent) (i) shall be deemed to have distributed from the Certificate Account the REMIC I Distribution Amount to the Holders of the REMIC I Regular Interests and to have deposited such amount for their benefit into the Certificate Account and (ii) from the Certificate Account shall distribute to the Class R-1 Certificateholders the sum of (a) the Excess Liquidation Proceeds and (b) the amounts to be distributed to the Class R-1 Certificateholders pursuant to the definition of "REMIC I Distribution Amount" for such Distribution Date, all in accordance with written statements received from the Master Servicer pursuant to Section 4.02(b), by wire transfer in immediately available funds for the account of each such Holder and the Class R-1 Certificateholder, or by any other means of payment acceptable to each such Holder and the Class R-1 Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 9.01 respecting the final distribution), as specified by each such Certificateholder and at the address of such Holder appearing in the Certificate Register. Notwithstanding any other provision of this Agreement, no actual distributions pursuant to clause (i) of this Section 4.01 shall be made on account of the deemed distributions described in this paragraph except in the event of a liquidation of REMIC II and not REMIC I.

     Section 4.02. Advances by the Master Servicer; Distribution Reports to the Trustee.

     (a) To the extent described below, the Master Servicer is obligated to advance its own funds to the Certificate Account to cover any shortfall between (i) payments scheduled to be received in respect of Mortgage Loans, and (ii) the amounts actually deposited in the Certificate Account on account of such payments; provided that, with respect to any Balloon Loan that is delinquent on its maturity date, the Master Servicer will not be required to advance the related balloon payment but will be required to continue to make advances in accordance with this Section 4.02 with respect to such Balloon Loan in an amount equal to one month's interest on the unpaid principal balance at the applicable Pass-Through Rate for each Distribution Date. The Master Servicer's obligation to make any advance or advances described in this Section 4.02 is effective only to the extent that such advance is, in the good faith judgment of the Master Servicer made on or before the Business Day immediately following the Withdrawal Date, reimbursable from Insurance Proceeds or Liquidation Proceeds of the related Mortgage Loans or recoverable as late Monthly Payments with respect to the related Mortgage Loans or otherwise.
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


     Prior to the close of business on the Business Day immediately following each Withdrawal Date, the Master Servicer shall determine whether or not it will make a Monthly P&I Advance on the Business Day prior to the next succeeding Distribution Date (in the event that the applicable Servicer fails to make such advances) and shall furnish a written statement to the Trustee, the Paying Agent, if any, and to any Certificateholder requesting the same, setting forth the aggregate amount to be distributed on the next succeeding Distribution Date on account of principal and interest in respect of the Mortgage Loans, stated separately. In the event that full scheduled amounts of principal and interest in respect of the Mortgage Loans shall not have been received by or on behalf of the Master Servicer prior to such Determination Date and the Master Servicer shall have determined that a Monthly P&I Advance shall be made in accordance with this Section 4.02, the Master Servicer shall so specify and shall specify the aggregate amount of such advance.

     In  the  event that the Master Servicer shall be required  to  make  a
Monthly P&I Advance, it shall on the Business Day prior to the related Distribution Date either (i) deposit in the Certificate Account an amount equal to such Monthly P&I Advance, (ii) make an appropriate entry in the records of the Certificate Account that funds in such account being held for  future  distribution or withdrawal have been,  as  permitted  by  this
Section 4.02, used by the Master Servicer to make such Monthly P&I Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Monthly P&I Advance. Any funds being held for future distribution to Certificateholders and so used shall be replaced by the Master Servicer by deposit in the Certificate Account on the
Business Day immediately preceding any future Distribution Date to the extent that funds in the Certificate Account on such Distribution Date with respect to the Mortgage Loans shall be less than payments to Certificateholders required to be made on such date with respect to the Mortgage Loans. Under each Selling and Servicing Contract, the Master Servicer is entitled to receive from the Custodial Accounts for P&I established by the Servicers amounts received by the applicable Servicers on particular Mortgage Loans as late payments of principal and interest or as Liquidation or Insurance Proceeds and respecting which the Master Servicer has made an unreimbursed advance of principal and interest. The Master Servicer is also entitled to receive other amounts from the related Custodial Accounts for P&I established by the Servicers to reimburse itself for prior Nonrecoverable Advances respecting Mortgage Loans serviced by such Servicers. The Master Servicer shall deposit these amounts in the Investment Account prior to withdrawal pursuant to Section 3.05.

     In accordance with Section 3.05, Monthly P&I Advances are reimbursable to the Master Servicer from cash in the Investment Account or the Certificate Account to the extent that the Master Servicer shall determine that any such advances previously made are Nonrecoverable Advances pursuant to Section 4.03.

     (b) Prior to Noon New York City time two Business Days prior to each Distribution Date, the Master Servicer shall provide the Trustee with a statement in writing regarding the amount, if any, to be withdrawn from the
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

Bankruptcy and Extraordinary Hazard Reserve Fund pursuant to Section 3.18, the amount, if any, to be drawn upon each of the Special Hazard Insurance Policy and the Mortgage Pool Insurance Policy (specifying amounts drawn pursuant to the Fraud Waiver and the Ninety-Seven Percent Loan-to-Value Endorsement thereof) and the amount, if any, to be withdrawn from the Class I-A-18 Interest Supplement Account pursuant to Section 3.22 and from the Class I-A-23 Rounding Account pursuant to Section 3.21 and the amount of principal and interest, the Residual Distribution Amount and the Excess Liquidation Proceeds to be distributed to each Class of REMIC I Regular Interests and each Class of Certificates on such Distribution Date (such amounts to be determined in accordance with the definitions of "REMIC I Distribution Amount" and "REMIC II Distribution Amount", Section 4.01 and
Section 4.04 hereof and other related definitions set forth in Article I hereof).

     Section 4.03. Nonrecoverable Advances. Any advance previously made by a Servicer pursuant to its Selling and Servicing Contract with respect to a Mortgage Loan or by the Master Servicer that the Master Servicer shall determine in its good faith judgment not to be ultimately recoverable from Insurance Proceeds or Liquidation Proceeds or otherwise with respect to such Mortgage Loan or recoverable as late Monthly Payments with respect to such Mortgage Loan shall be a Nonrecoverable Advance. The determination by the Master Servicer that it or the applicable Servicer has made a
Nonrecoverable Advance or that any advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Master Servicer delivered to the Trustee on the Determination Date and detailing the reasons for such determination. Notwithstanding any other provision of this Agreement, any insurance policy relating to the Mortgage Loans, or any other agreement relating to the Mortgage Loans to which the Company or the Master Servicer is a party, (a) the Company, the Master Servicer, and each Servicer shall not be obligated to, and shall not, make any advance that, after reasonable inquiry and in its sole discretion, the Company, the Master Servicer, or such Servicer shall determine would be a Nonrecoverable Advance, and (b) the Company, the Master Servicer, and each Servicer shall be entitled to reimbursement for any advance as provided in
Section 3.05(a)(i), (ii) and (iv) of this Agreement.

     Section 4.04. Distributions to Certificateholders (other than Class R-1 Certificateholders).

     (a) On each Distribution Date, the Trustee (or any duly appointed paying agent) shall (i) withdraw from the Certificate Account, the REMIC II Available Distribution Amount for such Distribution Date and shall distribute, from the amount so withdrawn, to the extent of the REMIC II Available Distribution Amount, the REMIC II Distribution Amount to the Certificates (other than the Class R-1 Certificates), (provided that any portion of such amount distributable to the Class I-A-23 Certificates shall be used first to pay any amount payable to the Class I-A-23 Rounding Account pursuant to Section 3.21), (ii) withdraw from the Certificate Account the Rounding Amount for distribution on such date pursuant to
Section 3.21 and distribute the amounts so withdrawn to the Class I-A-23 Certificates in accordance with such Section 3.21 and (iii) withdraw from
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

the Certificate Account the Class I-A-18 Interest Supplement Amount for distribution on such date pursuant to Section 3.22 and distribute the amounts so withdrawn to the Class I-A-18 Certificates, all in accordance with written statements received from the Master Servicer pursuant to
Section 4.02(b), by wire transfer in immediately available funds for the account of, or by check mailed to, each such Certificateholder of record on the immediately preceding Record Date (other than as provided in Section
9.01 respecting the final distribution), as specified by each such Certificateholder and at the address of such Holder appearing in the Certificate Register.

     (b) All reductions in the Certificate Principal Balance of a Certificate effected by distributions of principal and all allocations of Realized Losses made on any Distribution Date shall be binding upon all
Holders of such Certificates and of any Certificates issued upon the registration of transfer or exchange therefor or in lieu thereof, whether or not such distribution is noted on such Certificate. The final distribution of principal of each Certificate (and the final distribution upon the Class R-1 Certificates upon the termination of REMIC I) shall be payable in the manner provided above only upon presentation and surrender thereof on or after the Distribution Date therefor at the office or agency of the Certificate Registrar specified in the notice delivered pursuant to
Section 4.04(c)(ii) and Section 9.01(b).

     (c) Whenever, on the basis of Curtailments, Payoffs and Monthly Payments on the Mortgage Loans and Insurance Proceeds and Liquidation Proceeds received and expected to be received during the Payoff Period, the Master Servicer has notified the Trustee that it believes that the entire remaining unpaid Class Principal Balance of any Class of Certificates will become distributable on the next Distribution Date, the Trustee shall, no later than the 18th day of the month of such Distribution Date, mail or cause to be mailed to each Person in whose name a Certificate to be so retired is registered at the close of business on the Record Date and to the Rating Agencies a notice to the effect that:

          (i) it is expected that funds sufficient to make such final distribution will be available in the Certificate Account on such Distribution Date, and

          (ii) if such funds are available, (A) such final distribution will be payable on such Distribution Date, but only upon presentation and surrender of such Certificate at the office or agency of the Certificate Registrar maintained for such purpose (the address of which shall be set forth in such notice), and (B) no interest shall accrue on such Certificate after such Distribution Date.

     Section 4.05. Statements to Certificateholders. With each distribution from the Certificate Account on a Distribution Date, the Master Servicer shall prepare and forward to the Trustee (and to the Company if the Company is no longer acting as Master Servicer), and the Trustee shall forward to each Certificateholder, a statement setting forth, to the extent applicable: the amount of the distribution payable to the
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

applicable Class that represents principal and the amount that represents interest, and the applicable Class Principal Balance after giving effect to such distribution.

     Upon request by any Certificateholder or the Trustee, the Master Servicer shall forward to such Certificateholder, the Trustee and the Company (if the Company is no longer acting as Master Servicer) an additional report which sets forth with respect to the Mortgage Loans:

          (a) The number and aggregate Principal Balance of the Mortgage Loans delinquent one, two and three months or more;

          (b) The (i) number and aggregate Principal Balance of Mortgage Loans with respect to which foreclosure proceedings have been initiated, and (ii) the number and aggregate book value of Mortgaged Properties acquired through foreclosure, deed in lieu of foreclosure or other exercise of rights respecting the Trustee's security interest in the Mortgage Loans, in each case, by Loan Group;

          (c) The amount of the Group I Special Hazard Coverage and the amount of coverage available to the Group II, Group III and Group IV Certificates under the Mortgage Pool Insurance Policy (and specifying the amount available under each of the Fraud Endorsement and the Ninety-Seven Percent Loan-to-Value Program Endorsement) as of the close of business on the applicable Determination Date;

          (d) The amount of the Group I Bankruptcy Coverage and the amount of coverage available to the Group II, Group III and Group IV Certificates under the Bankruptcy and Extraordinary Expense Reserve Fund as of the close of business on the applicable Determination Date;

          (e) The amount of the Group I Fraud Coverage available to the Group I Senior Certificates remaining as of the close of business on the applicable Determination Date; and

          (f) The amount of Realized Losses incurred in respect of each Loan Group allocable to the Certificates on the related Distribution Date and the cumulative amount of Realized Losses incurred in respect of each Loan Group allocated to such Certificates since the Cut-Off Date.

     Upon request by any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A of the Securities Act.

     Section   4.06.    Principal  Distributions  on   the   Class   I-A-23
Certificates.  Prior  to  the earlier of (i) the  Group  I  Credit  Support
Depletion  Date  and (ii) the date on which any loss is  allocated  to  the
Class  I-A-23  Certificates  by  Pro  Rata  Allocation,  distributions   in
reduction  of  the Class Principal Balance of such Class will  be  made  in
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integral   multiples   of  $1,000  at  the  request  of   the   appropriate
representatives of Deceased Holders of Certificates of such Class and at the request of Living Holders of Certificates of such Class or by mandatory distributions, pursuant to Section 4.06(a) and Section 4.06(d). On and after the earlier of (i) the Group I Credit Support Depletion Date and (ii) the date on which any loss is allocated to the Class I-A-23 Certificates by Pro Rata Allocation, distributions in reduction of the Class Principal Balances of such Class will be made on a pro rata basis pursuant to Section 4.06(e).

     (a) On each Distribution Date on which principal distributions to the Class I-A-23 Certificates are made, such distributions will be made in the following priority:

          (i) first, to requesting Deceased Holders, in the order in which such requests are received by DTC, but not exceeding an aggregate amount of $25,000 for each requesting Deceased Holder; and

          (ii) second, to requesting Living Holders, in the order in which such requests are received by DTC, but not exceeding an aggregate amount of $10,000 for each requesting Living Holder.

Thereafter,  distributions will be made, with respect to the  Class  I-A-23
Certificates, as provided in clauses (i) and (ii) above up to a second $25,000 and $10,000, respectively. This sequence of priorities will be repeated until all requests for principal distributions by Deceased Holders and Living Holders of such Class have been honored, to the extent of amounts available for principal distributions to such Class.

      All requests for principal distributions to Class I-A-23 Certificates will be accepted in accordance with the provisions set forth in Section
4.06(c). Requests for principal distributions that are received by the Trustee after the related Record Date and requests for principal distributions received in a timely manner but not accepted with respect to any Distribution Date, will be treated as requests for principal distributions to the Class I-A-23 Certificates on the next succeeding Distribution Date, and each succeeding Distribution Date thereafter, until each such request is accepted or is withdrawn as provided in Section 4.06(c). Such requests as are not so withdrawn shall retain their order of priority without the need for any further action on the part of the appropriate Holder of the Class I-A-23 Certificate, all in accordance with the procedures of DTC and the Trustee. Upon the transfer of beneficial ownership of any Class I-A-23 Certificate, any distribution request previously submitted with respect to such Certificate will be deemed to have been withdrawn only upon the receipt by the Trustee on or before the Record Date for such Distribution Date of notification of such withdrawal in the manner set forth in Section 4.06(c) using a form required by DTC.

     Distributions in reduction of the Class Principal Balance of the Class I-A-23 Certificates will be applied in an amount equal to the portion of the Group I Senior Principal Distribution Amount allocable to such Class pursuant to Section 4.04, plus any amounts available for distribution from
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

the Class I-A-23 Rounding Account established as provided in Section 3.21, provided that the aggregate distribution of principal to such Class on any Distribution Date shall be made in an integral multiple of $1,000.

      To the extent that the portion of the Group I Senior Principal Distribution Amount allocable to the Class I-A-23 Certificates on any Distribution Date exceeds the aggregate Certificate Principal Balance of Class I-A-23 Certificates with respect to which principal distribution requests, as set forth above, have been received, principal distributions in reduction of the Class Principal Balance of such Class will be made by mandatory distribution pursuant to Section 4.06(d).

     (b) A Class I-A-23 Certificate shall be deemed to be held by a Deceased Holder for purposes of this Section 4.06 if the death of the Holder thereof is deemed to have occurred. Class I-A-23 Certificates beneficially owned by tenants by the entirety, joint tenants or tenants in
common will be considered to be beneficially owned by a single owner.   The
death of a tenant by the entirety, joint tenant or tenant in common will be deemed to be the death of the Holder, and the Class I-A-23 Certificates so beneficially owned will be eligible for priority with respect to principal
distributions,  subject  to  the limitations stated  above.   Class  I-A-23
Certificates beneficially owned by a trust will be considered to be beneficially owned by each beneficiary of the trust to the extent of such beneficiary's beneficial interest therein, but in no event will a trust's beneficiaries collectively be deemed to be Holders of a number of Class I-A-23 Certificates greater than the number of Class I-A-23 Certificates of which such trust is the owner. The death of a beneficiary of a trust will be deemed to be the death of a Holder of the Class I-A-23 Certificates beneficially owned by the trust to the extent of such beneficiary's beneficial interest in such trust. The death of an individual who was a tenant by the entirety, joint tenant or tenant in common in a tenancy which is the beneficiary of a trust will be deemed to be the death of the beneficiary of such trust. The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in a Class I-A-23 Certificate will be deemed to be the death of the Holder of such Class I-A-23 Certificate regardless of the registration of ownership, if such beneficial ownership interest can be established to the satisfaction of the Trustee. Such beneficial interest will be deemed to exist in typical cases of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gifts to Minors Act and community property or other joint ownership arrangements between a husband and wife. Beneficial interest shall include the power to sell, transfer or otherwise dispose of a Class I-A-23 Certificate and the right to receive the proceeds therefrom, as well as interest and principal distributions, as applicable,
payable   with  respect  thereto.  The  Trustee  may  rely  entirely   upon
documentation   delivered  to  it  in  establishing  beneficial   ownership
interests in Class I-A-23 Certificates. The Trustee shall not be under any duty to determine independently the occurrence of the death of any deceased Holder. The Trustee may rely entirely upon documentation delivered to it pursuant to Section 4.06(c) in establishing the eligibility of any Holder to receive the priority accorded Deceased Holders in Section 4.06(a).

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

     (c) Requests for principal distributions to any Class I-A-23 Certificate must be made by delivering a written request therefor to the DTC Participant or Indirect DTC Participant that maintains the account evidencing such Holder's interest in such Certificate. In the case of a request on behalf of a Deceased Holder, appropriate evidence of death and any tax waivers are required to be forwarded to the Trustee under separate cover. The DTC Participant should in turn make the request of DTC (or, in the case of an Indirect DTC Participant, such Indirect DTC Participant must notify the related DTC Participant of such request, which DTC Participant should make the request of DTC) on a form required by DTC and provided to the DTC Participant. Upon receipt of such request, DTC will date and time stamp such request and forward such request to the Trustee. DTC may establish such procedures as it deems fair and equitable to establish the order of receipt of requests for such distributions received by it on the same day. None of the Company, the Master Servicer or the Trustee shall be liable for any delay in delivery of requests for distributions or withdrawals of such requests by DTC, a DTC Participant or any Indirect DTC Participant.

     The Trustee shall maintain a list of those DTC Participants representing the appropriate Holders of Class I-A-23 Certificates that have submitted requests for principal distributions, together with the order of receipt and the amounts of such requests. Subject to the priorities described in Section 4.06(a) above, DTC will honor requests for distributions in the order of their receipt. The Trustee shall notify DTC as to which requests should be honored on each Distribution Date at least two Business Days prior to such Distribution Date and shall notify DTC as to the portion of the Group I Senior Principal Distribution Amount (together with any amounts available for distribution from the Class I-A-23 Rounding Account) to be distributed to the Class I-A-23 Certificates by mandatory distribution pursuant to Section 4.06(d). Requests shall be honored by DTC in accordance with the procedures, and subject to the priorities and limitations, described in this Section 4.06. The exact procedures to be followed by the Trustee and DTC for purposes of determining such priorities and limitations will be those established from time to time by the Trustee or DTC, as the case may be. The decisions of the Trustee and DTC concerning such matters will be final and binding on all affected persons.

     Class I-A-23 Certificates that have been accepted for a distribution shall be due and payable on the applicable Distribution Date. Such Certificates shall cease to bear interest after the last calendar day of the month preceding the month in which such Distribution Date occurs.

     Any Holder of a Class I-A-23 Certificate that has requested a principal distribution may withdraw its request by so notifying in writing the DTC Participant or Indirect DTC Participant that maintains such Holder's account. In the event that such account is maintained by an Indirect DTC Participant, such Indirect DTC Participant must notify the related DTC Participant which in turn must forward the withdrawal of such request, on a form required by DTC, to DTC to be forwarded to the Trustee. If such notice of withdrawal of a request for distribution has not been
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

received by DTC and forwarded to the Trustee on or before the Record Date for the next Distribution Date, the previously made request for a principal distribution will be irrevocable with respect to the making of principal distributions on such Distribution Date.

     In the event any requests for principal distributions are rejected by the Trustee for failure to comply with the requirements of this Section 4.06, the Trustee shall return such request to the appropriate DTC
Participant with a copy to DTC with an explanation as to the reason for such rejection.

     (d) To the extent, if any, that principal distributions to be made to the Class I-A-23 Certificates on a Distribution Date exceed the aggregate amount of principal distribution requests for such Class which have been received on or before the applicable Record Date, as provided in Section 4.06(a) above, additional Class I-A-23 Certificates will be selected to receive mandatory principal distributions in lots equal to $1,000 in accordance with the then-applicable Random Lot procedures of DTC, and the then-applicable procedures of the DTC Participants and Indirect DTC Participants representing the Holders (which procedures may or may not be by random lot). The Trustee shall notify DTC of the aggregate amount of the mandatory principal distribution to be made on the next Distribution Date. DTC shall then allocate such aggregate amount among the DTC Participants on a Random Lot basis. Each DTC Participant and, in turn, each Indirect DTC Participant will then select, in accordance with its own procedures, Class I-A-23 Certificates from among those held in its accounts to receive mandatory principal distributions, such that the total amount of principal distributed to the Class I-A-23 Certificates so selected is equal to the aggregate amount of such mandatory distributions allocated to such DTC Participant by DTC and to such Indirect DTC Participant by its related DTC Participant, as the case may be. DTC Participants and Indirect DTC Participants that hold Class I-A-23 Certificates selected for mandatory principal distributions are required to provide notice of such mandatory distributions to the affected Holders. The Master Servicer shall notify the Trustee in writing of the amount of principal distributions to be made on each Distribution Date in a timely manner such that the Trustee may fulfill its obligations under the Depositary Agreement.

     (e) Notwithstanding any provisions herein to the contrary, on each Distribution Date on and after the earlier of (i) the Group I Credit Support Depletion Date and (ii) the date on which any loss is allocated to the Class I-A-23 Certificates by Pro Rata Allocation,, distributions in reduction of the Class Principal Balance of such Class will be made pro rata among the Holders of the Certificates of such Class and will not be made in integral multiples of $1,000 nor pursuant to requests for distribution as permitted by Section 4.06(a) or by mandatory distributions as provided for by Section 4.06(d).

     In the event that Definitive Certificates representing the Class I-A-23 Certificates are issued pursuant to Section 5.09, an amendment to this Agreement, which may be approved without the consent of any Certificateholders, shall establish procedures relating to the manner in
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

which distributions in reduction of the Class I-A-23 Principal Balance are to be made; provided that such procedures shall be consistent, to the extent practicable and customary for certificates similar to the Class I-A-23 Certificates, with the provisions of this Section 4.06.

                                 ARTICLE V

                             The Certificates

     Section 5.01.  The Certificates.

     (a) The Certificates shall be substantially in the forms set forth in Exhibit A and B with the additional insertion from Exhibit H attached hereto, and shall be executed by the Trustee, authenticated by the Trustee (or any duly appointed Authenticating Agent) and delivered to or upon the order of the Company upon receipt by the Trustee of the documents specified in Section 2.01. The Certificates shall be issuable in Authorized
Denominations evidencing Percentage Interests. Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by authorized officers of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at the time of execution the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee or any Authenticating Agent by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     (b) The following definitions apply for purposes of this Section 5.01: "Disqualified Organization" means any Person which is not a Permitted Transferee, but does not include any "Pass-Through Entity" which owns or holds a Residual Certificate and of which a Disqualified Organization, directly or indirectly, may be a stockholder, partner or beneficiary; "Pass-Through Entity" means any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate, and any organization to which Section 1381 of the Code applies; "Ownership Interest" means, with respect to any Residual Certificate, any ownership or security interest in such Residual Certificate, including any interest in a Residual Certificate as the Holder thereof and any other interest therein whether direct or indirect, legal or beneficial, as owner or as pledgee; "Transfer" means any direct or indirect transfer or sale of, or directly or indirectly transferring or selling any Ownership Interest in a Residual Certificate; and "Transferee" means any Person who is acquiring by Transfer any Ownership Interest in a Residual Certificate.

     (c) Restrictions on Transfers of the Residual Certificates to Disqualified Organizations are set forth in this Section 5.01(c).
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


          (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

               (A) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

               (B)   In  connection  with  any  proposed  Transfer  of  any
          Ownership Interest in a Residual Certificate to a U.S. Person, the Trustee shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of (1) an affidavit and agreement (a "Transferee Affidavit and Agreement") attached hereto as Exhibit J from the proposed
          Transferee, in form and substance satisfactory to the Company, representing and warranting, among other things, that it is not a Non-U.S. Person, that such transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this
          Section  5.01(c)  and  agrees to be bound  by  them,  and  (2)  a certificate, attached hereto as Exhibit I, from the Holder wishing to transfer the Residual Certificate, in form and substance satisfactory to the Company, representing and warranting, among other things, that no purpose of the proposed Transfer is to allow such Holder to impede the assessment or collection of tax.

               (C) Notwithstanding the delivery of a Transferee Affidavit and Agreement by a proposed Transferee under clause (B) above, if the Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

               (D) Each Person holding or acquiring any Ownership Interest in a Residual Certificate agrees by holding or acquiring such Ownership Interest (i) to require a Transferee Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest and to provide a certificate to
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

          the Trustee in the form attached hereto as Exhibit J; (ii) to obtain the express written consent of the Company prior to any transfer of such Ownership Interest, which consent may be withheld in the Company's sole discretion; and (iii) to provide a certificate to the Trustee in the form attached hereto as Exhibit I.

          (ii) The Trustee shall register the Transfer of any Residual Certificate only if it shall have received the Transferee Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit J and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration.

          (iii)     (A)  If any "disqualified organization" (as defined  in
     Section 860E(e)(5) of the Code) shall become a holder of a Residual Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. If any Non-U.S. Person shall become a holder of a Residual Certificate, then the last preceding holder which is a U.S. Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of the Transfer to such Non-U.S. Person of such Residual Certificate. If a transfer of a Residual Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 5.01(c) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

               (B) If any purported Transferee shall become a Holder of a Residual Certificate in violation of the restrictions in this
          Section 5.01(c) and to the extent that the retroactive restoration of the rights of the Holder of such Residual
          Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Company shall have the right, without notice to the Holder or any prior Holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Company on such terms as the Company may choose. Such purported Transferee shall promptly endorse and deliver each Residual Certificate in accordance with the instructions of the Company. Such purchaser may be the Company itself or any affiliate of the Company. The proceeds of such sale, net of the commissions (which may include commissions payable to the Company or its affiliates), expenses and taxes
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

          due, if any, shall be remitted by the Company to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Company, and the Company shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

          (iv) The Company, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is not a Permitted Transferee, including the information regarding "excess inclusions" of such Residual Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulation Section 1.860D-1(b)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organizations described in
     Section 1381 of the Code having as among its record holders at any time any Person who is not a Permitted Transferee. Reasonable compensation for providing such information may be required by the Company from such Person.

          (v) The provisions of this Section 5.01 set forth prior to this Section (v) may be modified, added to or eliminated by the Company and the Trustee, provided that there shall have been delivered to the Trustee the following:

               (A) written notification from each Rating Agencies to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agencies to downgrade its then-current Ratings of the Certificates; and

               (B) an Opinion of Counsel, in form and substance satisfactory to the Company (as evidenced by a certificate of the Company), to the effect that such modification, addition to or absence of such provisions will not cause REMIC I and REMIC II to cease to qualify as a REMIC and will not create a risk that (1) REMIC I and REMIC II may be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person which is not a Permitted Transferee or (2) a Certificateholder or another Person will be subject to a REMIC-related tax caused by the Transfer of a Residual Certificate to a Person which is not a Permitted Transferee.

          (vi)   The   following  legend  shall  appear  on  all   Residual
     Certificates:

     ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE COMPANY AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR
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

     INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE,
     (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR
     (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN
     REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS [R-1] [R-2] CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS [R-1][R-2] CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

          (vii) The Tax Matters Person for each of REMIC I and REMIC II, while not a Disqualified Organization, shall be the tax matters person for the related REMIC within the meaning of Section 6231(a)(7) of the Code and Treasury Regulation Section 1.860F-4(d).

     (d) In the case of any Class B, Class IV-AM, Class M or Residual Certificate presented for registration in the name of any Person, the Trustee shall require either (i) an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company to the effect that the purchase or holding of a Class B, Class IV-AM, Class M or Residual Certificate is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trustee, the Master Servicer or the Company to any obligation or liability (including obligations or liabilities under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Company or (ii) only in the case of a Class B, Class IV-AM or Class M Certificate, an officer's certificate substantially in the form of Exhibit N attached hereto acceptable to and in form and substance satisfactory to the Trustee and the Company, which officer's certificate shall not be an expense of the Trustee, the Master Servicer or the Company.

     (e) No transfer, sale, pledge or other disposition of a Group I Junior Subordinate Certificate shall be made unless such transfer, sale, pledge or other disposition is made in accordance with this Section 5.01(e) or Section 5.01(f); provided that any transfer, sale, pledge or other disposition of a Group I Junior Subordinate Certificate shall be exempt from the requirements of this Section 5.01(e) and Section 5.01(f) if each of the Certificateholder desiring to effect such transfer and such
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

Certificateholder's transferee are among the following: (i) DLJ Mortgage Capital, Inc., (ii) Donaldson, Lufkin & Jenrette Securities Corporation and
(iii) DLJ Mortgage Acceptance Corp. Each Person who, at any time, acquires any ownership interest in any Group I Junior Subordinate Certificate shall be deemed by the acceptance or acquisition of such ownership interest to have agreed to be bound by the following provisions of this Section 5.01(e) and Section 5.01(f), as applicable. No transfer of a Group I Junior Subordinate Certificate shall be deemed to be made in accordance with this
Section 5.01(e) unless such transfer is made pursuant to an effective registration statement under the Securities Act or unless the Trustee is provided with the certificates and an Opinion of Counsel, if required, on which the Trustee may conclusively rely, which establishes or establish to the Trustee's satisfaction that such transfer is exempt from the registration requirements under the Securities Act, as follows: In the event that a transfer is to be made in reliance upon an exemption from the Securities Act, the Trustee shall require, in order to assure compliance with the Securities Act, that the Certificateholder desiring to effect such transfer certify to the Trustee in writing, in substantially the form attached hereto as Exhibit F, the facts surrounding the transfer, with such modifications to such Exhibit F as may be appropriate to reflect the actual facts of the proposed transfer, and that the Certificateholder's proposed transferee certify to the Trustee in writing, in substantially the form attached hereto as Exhibit G, the facts surrounding the transfer, with such modifications to such Exhibit G as may be appropriate to reflect the actual facts of the proposed transfer. If such certificate of the proposed transferee does not contain substantially the substance of Exhibit G, the Trustee shall require an Opinion of Counsel satisfactory to it that such transfer may be made without registration, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the REMIC I Trust Fund, the REMIC II Trust Fund or the Company. Such Opinion of Counsel shall allow for the forwarding, and the Trustee shall forward, a copy thereof to the Rating Agencies. Notwithstanding the foregoing, any Group I Junior Subordinate Certificate may be transferred, sold, pledged or otherwise disposed of in accordance with the requirements set forth in Section 5.01(f).

     (f) To effectuate a Certificate transfer of a Group I Junior Subordinate Certificate in accordance with this Section 5.01(f), the proposed transferee of such Certificate must provide the Trustee and the Company with an investment letter substantially in the form of Exhibit L attached hereto, which investment letter shall not be an expense of the Trustee or the Company, and which investment letter states that, among other things, such transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (ii) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act provided by Rule 144A. Notwithstanding the foregoing, the proposed transferee of such Certificate shall not be required to provide the Trustee or the Company with Annex 1 or Annex 2 to the form of Exhibit L attached hereto if the Company so consents prior to each such transfer. Such transfers shall be deemed to have complied with the requirements of this Section 5.01(f). The Holder of a Certificate desiring to effect such transfer does hereby agree to indemnify
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

the Trustee, the Company, and the Certificate Registrar against any liability that may result if transfer is not made in accordance with this Agreement.

     Section 5.02. Certificates Issuable in Classes; Distributions of Principal and Interest; Authorized Denominations. The aggregate principal amount of the Certificates that may be authenticated and delivered under this Agreement is limited to the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date, as specified in the Preliminary Statement to this Agreement, except for Certificates authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Section 5.03. Such aggregate principal amount shall be allocated among one or more Classes having designations, types of interests, initial per annum Certificate Interest Rates, initial
Class Principal Balances and Final Maturity Dates as specified in the Preliminary Statement to this Agreement. The aggregate Percentage Interest of each Class of Certificates that may be authenticated and delivered under this Agreement is limited to 100%. Certificates shall be issued in Authorized Denominations.

     Section 5.03. Registration of Transfer and Exchange of Certificates. The Trustee shall cause to be maintained at one of its offices or at its designated agent, a Certificate Register in which there shall be recorded the name and address of each Certificateholder. Subject to such reasonable rules and regulations as the Trustee may prescribe, the Certificate Register shall be amended from time to time by the Trustee or its agent to reflect notice of any changes received by the Trustee or its agent pursuant to Section 10.06. The Trustee hereby appoints itself as the initial Certificate Registrar.

     Upon surrender for registration of transfer of any Certificate to the Trustee at the Corporate Trust Office of the Trustee or at the office of State Street Bank and Trust Company, N.A., 61 Broadway, New York, NY 10006,
Attention: Corporate Trust Window, or such other address or agency as may hereafter be provided to the Master Servicer in writing by the Trustee, the Trustee shall execute, and the Trustee or any Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of Authorized Denominations of like Percentage Interest. At the option of the Certificateholders,
Certificates may be exchanged for other Certificates in Authorized Denominations of like Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and the Trustee, or any Authenticating Agent, shall authenticate and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer shall (if so required by the Trustee or any Authenticating Agent) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent and duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing.

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

     A reasonable service charge may be made for any such exchange or transfer of Certificates, and the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange or transfer of Certificates.

     All Certificates surrendered for exchange or transfer shall be cancelled by the Trustee or any Authenticating Agent.

     Section  5.04.  Mutilated, Destroyed, Lost or Stolen Certificates.  If
(i) any mutilated Certificate is surrendered to the Trustee or any Authenticating Agent, or (ii) the Trustee or any Authenticating Agent receives evidence to their satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Trustee or any Authenticating Agent such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or any Authenticating Agent that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Percentage Interest. Upon the issuance of any new Certificate under this Section 5.04, the Trustee or any Authenticating Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or any Authenticating Agent) connected therewith. Any replacement Certificate issued pursuant to this Section 5.04 shall constitute complete and indefeasible evidence of ownership in the REMIC II Trust Fund (or with respect to the Class R-1 Certificates, the residual ownership interests in the REMIC I Trust Fund) as if originally issued, whether or not the lost or stolen Certificate shall be found at any time.

     Section 5.05. Persons Deemed Owners. The Company, the Master Servicer, the Trustee and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and
Section 4.04 and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Company, the Master Servicer or the Trustee shall be affected by notice to the contrary.

     Section 5.06. Temporary Certificates. Upon the initial issuance of the Certificates, the Trustee may execute, and the Trustee or any Authenticating Agent shall authenticate and deliver, temporary Certificates which are printed, lithographed, typewritten or otherwise produced, in any Authorized Denomination, of the tenor of the definitive Certificates in lieu of which they are issued and with such variations in form from the forms of the Certificates set forth as Exhibits A, B, C and H hereto as the Trustee's officers executing such Certificates may determine, as evidenced by their execution of the Certificates. Notwithstanding the foregoing, the Certificates may remain in the form of temporary Certificates.

     If   temporary  Certificates  are  issued,  the  Trustee  shall  cause
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

definitive Certificates to be prepared within ten Business Days of the Closing Date or as soon as practicable thereafter. After preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Trustee to be maintained as provided in Section
5.10 hereof, without charge to the holder. Any tax or governmental charge that may be imposed in connection with any such exchange shall be borne by the Master Servicer. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver in exchange therefor a like principal amount of definitive Certificates of Authorized Denominations. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates.

     Section 5.07. Book-Entry for Book-Entry Certificates. Notwithstanding the foregoing, the Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates of Authorized Denomination representing the Book-Entry Certificates, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Company. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of DTC, as the initial Clearing Agency, and no Beneficial Holder shall receive a definitive certificate representing such Beneficial Holder's interest in any Class of Book-Entry Certificate, except as provided above and in Section 5.09. Each Book-Entry Certificate shall bear the following legend:

     Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Unless and until definitive, fully registered Book-Entry Certificates (the "Definitive Certificates") have been issued to the Beneficial Holders pursuant to Section 5.09:

          (a) the provisions of this Section 5.07 shall be in full force and effect with respect to the Book-Entry Certificates;

          (b) the Master Servicer and the Trustee may deal with the Clearing Agency for all purposes with respect to the Book-Entry Certificates (including the making of distributions on the Book-Entry Certificates) as the sole Certificateholder;

          (c)   to  the  extent  that the provisions of this  Section  5.07
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

     conflict with any other provisions of this Agreement, the provisions of this Section 5.07 shall control; and

          (d) the rights of the Beneficial Holders shall be exercised only through the Clearing Agency and the DTC Participants and shall be limited to those established by law and agreements between such Beneficial Holders and the Clearing Agency and/or the DTC Participants. Pursuant to the Depositary Agreement, unless and until Definitive Certificates are issued pursuant to Section 5.09, the initial Clearing Agency will make book-entry transfers among the DTC Participants and receive and transmit distributions of principal and interest on the related Class of Book-Entry Certificates to such DTC Participants.

     For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing a specified Percentage Interest, such direction or consent may be given by the Clearing Agency at the direction of Beneficial Holders owning Book-Entry Certificates evidencing the requisite Percentage Interest represented by the Book-Entry Certificates. The Clearing Agency may take conflicting actions with respect to the Book-Entry Certificates to the extent that such actions are taken on behalf of the Beneficial Holders.

     Section 5.08. Notices to Clearing Agency. Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to the related Certificateholders pursuant to Section 5.09, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency which shall give such notices and communications to the related DTC Participants in accordance with its applicable rules, regulations and procedures.

     Section 5.09. Definitive Certificates. If (a) the Master Servicer notifies the Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities under the Depositary Agreement with respect to the Book-Entry Certificates and the Trustee or the Master Servicer is unable to locate a qualified successor,
(b) the Master Servicer, at its option, advises the Trustee in writing that it elects to terminate the book-entry system with respect to the Book-Entry Certificates through the Clearing Agency or (c) after the occurrence of an Event of Default, Certificateholders holding Book-Entry Certificates evidencing Percentage Interests aggregating not less than 66% of the aggregate Class Principal Balance of such Certificates advise the Trustee and the Clearing Agency through DTC Participants in writing that the continuation of a book-entry system with respect to the Book-Entry Certificates through the Clearing Agency is no longer in the best interests of the Certificateholders with respect to such Certificates, the Trustee shall notify all Certificateholders of Book-Entry Certificates of the occurrence of any such event and of the availability of Definitive Certificates. Upon surrender to the Trustee of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the
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

Clearing Agency for registration, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver the Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates for all of the Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of Definitive Certificates as Certificateholders hereunder.

     Section 5.10. Office for Transfer of Certificates. The Trustee shall maintain in Massachusetts and in New York, New York, an office or agency where Certificates may be surrendered for registration of transfer or exchange. The Corporate Trust Office and State Street Bank and Trust Company, N.A., 61 Broadway, New York, NY 10006, Attention: Corporate Trust Window are initially designated for said purposes.

                                ARTICLE VI

                    The Company and the Master Servicer

     Section 6.01. Liability of the Company and the Master Servicer. The Company and the Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Company or the Master Servicer, as applicable, herein.

     Section 6.02. Merger or Consolidation of the Company, or the Master Servicer. Any corporation into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company or the Master Servicer shall be a party, or any corporation succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 6.03. Limitation on Liability of the Company, the Master Servicer and Others. Neither the Company nor the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken by such Person or by a Servicer or for such Person's or Servicer's refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of duties and obligations hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind properly executed and submitted
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

by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense relating to any Mortgage Loan (other than as otherwise permitted in this Agreement) or incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Company and the Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to the Mortgage Loans, this Agreement, the
Certificates or the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account, as provided by Section 3.05.

     Section 6.04. The Company and the Master Servicer not to Resign. The Company shall not resign from the obligations and duties (including, without limitation, its obligations and duties as initial Master Servicer) hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any successor Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or any successor Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor Master Servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02 hereof.

           If the Company is no longer acting as Master Servicer, then the successor Master Servicer shall give prompt written notice to the Company of any information received by such successor Master Servicer which affects or relates to an ongoing obligation or right of the Company under this Agreement.

                                ARTICLE VII

                                  Default

     Section 7.01. Events of Default. (a) In case one or more of the following Events of Default by the Master Servicer or by a successor Master Servicer shall occur and be continuing, that is to say:

             (i)     Any failure by the Master Servicer to deposit into the
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

     Certificate Account any payment required to be deposited therein by the Master Servicer under the terms of this Agreement which continues unremedied for a period of ten days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the REMIC II Trust Fund; or

            (ii) Failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the REMIC II Trust Fund; or

           (iii) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

           (iv) The Master Servicer shall consent to the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

             (v) The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (vi) Any failure of the Master Servicer to make any Monthly P&I Advance (other than a Nonrecoverable Advance) which continues unremedied at the opening of business on the Distribution Date in respect of which such Monthly P&I Advance was to have been made;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, either the Trustee, or the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the REMIC II Trust Fund, by notice in writing to the Company and the Master Servicer (and to the Trustee if given by the Certificateholders, in which case such notice shall set forth evidence reasonably satisfactory to the Trustee that
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such  Event  of Default has occurred and shall not have been remedied)  may terminate all of the rights (other than its right to reimbursement for advances) and obligations of the Master Servicer, including its right to the Master Servicing Fee, under this Agreement and in and to the Mortgage Loans and the proceeds thereof, if any. Such determination shall be final and binding. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 7.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master
Servicer's  responsibilities  and  rights  hereunder,  including,   without
limitation, the transfer to the Trustee for administration by it of all cash amounts which shall at the time be credited by the Master Servicer to the Certificate Account or thereafter be received with respect to the Mortgage Loans.

           Notwithstanding the foregoing, if an Event of Default described in clause (vi) of this Section 7.01(a) shall occur, the Trustee shall, by notice in writing to the Master Servicer, which may be delivered by telecopy, immediately suspend all of the rights and obligations of the Master Servicer thereafter arising under this Agreement, but without prejudice to any rights it may have as a Certificateholder or to reimbursement of Monthly P&I Advances and other advances of its own funds, and the Trustee shall act as provided in Section 7.02 to carry out the duties of the Master Servicer, including the obligation to make any Monthly P&I Advance the nonpayment of which was an Event of Default described in clause (vi) of this Section 7.01(a). Any such action taken by the Trustee must be prior to the distribution on the relevant Distribution Date. If the Master Servicer shall within two Business Days following such suspension remit to the Trustee the amount of any Monthly P&I Advance the nonpayment of which by the Master Servicer was an Event of Default described in clause (vi) of this Section 7.01(a), the Trustee shall permit the Master Servicer to resume its rights and obligations as Master Servicer hereunder. The Master Servicer agrees that it will reimburse the Trustee for actual, necessary and reasonable costs incurred by the Trustee because of action taken pursuant to clause (vi) of this Section 7.01(a). The Master Servicer agrees that if an Event of Default as described in clause (vi) of this
Section 7.01(a) shall occur more than two times in any twelve month period, the Trustee shall be under no obligation to permit the Master Servicer to resume its rights and obligations as Master Servicer hereunder.

     (b) In case one or more of the following Events of Default by the Company shall occur and be continuing, that is to say:

             (i)      Failure on the part of the Company duly to observe or
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

     perform in any material respect any of the covenants or agreements on the part of the Company contained in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the REMIC II Trust Fund; or

            (ii) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

           (iii) The Company shall consent to the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of its property; or

           (iv) The Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the REMIC II Trust Fund, by notice in writing to the Company and the Trustee, may direct the Trustee in accordance with Section 10.03 to institute an action, suit or proceeding in its own name as Trustee hereunder to enforce the Company's obligations hereunder.

     (c) In any circumstances in which this Agreement states that Certificateholders owning Certificates evidencing a certain percentage Percentage Interest in the REMIC II Trust Fund may take certain action, such action shall be taken by the Trustee, but only if the requisite percentage of Certificateholders required under this Agreement for taking like action or giving like instruction to the Trustee under this Agreement shall have so directed the Trustee in writing.

     Section 7.02. Trustee to Act; Appointment of Successor. On and after the time the Master Servicer receives a notice of termination pursuant to
Section 7.01, the Trustee shall be the successor in all respects to the Master Servicer under this Agreement and under the Selling and Servicing Contracts with respect to the Mortgage Loans in the Mortgage Pool and with respect to the transactions set forth or provided for herein and shall have
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

all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto arising after the Master Servicer receives such notice of termination placed on the Master Servicer by the terms and provisions hereof and thereof, and shall have the same limitations on liability herein granted to the Master Servicer; provided, that the Trustee shall not under any circumstances be responsible for any representations and warranties or any Purchase Obligation of the Company or any liability incurred by the Master Servicer at or prior to the time the Master Servicer was terminated as Master Servicer and the Trustee shall not be obligated to make a Monthly P&I Advance if it is prohibited by law from so doing. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to retain or to withdraw from the Certificate Account if the Master Servicer had continued to act hereunder, except for those amounts due to the Master Servicer as reimbursement for advances previously made or amounts previously expended and are otherwise reimbursable hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending any such appointment, the Trustee is obligated to act in such capacity. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall, together with the compensation to the Trustee, be in excess of that permitted the Master Servicer hereunder. The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     Section 7.03. Notification to Certificateholders. Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

                               ARTICLE VIII

                          Concerning the Trustee

     Section 8.01.  Duties of Trustee.

     (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

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

     (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such certificate, statement, opinion, report, or other order or instrument furnished by the Company or Master Servicer to the Trustee pursuant to this Agreement.

     (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) Prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee, and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement; and

          (ii) The Trustee shall not be personally liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders holding Certificates which evidence Percentage Interests aggregating not less than 25% of the REMIC II Trust Fund relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or relating to the exercise of any trust or power conferred upon the Trustee under this Agreement.

     (d) Within ten days after the occurrence of any Event of Default known to the Trustee, the Trustee shall transmit by mail to the Rating Agencies notice of each Event of Default. Within 90 days after the occurrence of any Event of Default known to the Trustee, the Trustee shall transmit by mail to all Certificateholders (with a copy to the Rating Agencies) notice of each Event of Default, unless such Event of Default shall have been cured or waived; provided, however, the Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Trustee in good faith determines that the withholding of such notice is in the best interests of the Certificateholders; and provided, further, that in the case of any Event of Default of the character specified in Section 7.01(i) and Section 7.01(ii) no such notice to Certificateholders or to the Rating Agencies shall be given until at least 30 days after the occurrence thereof.

     (e)   The Trustee acknowledges that it is named as the "insured" under
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

each of the Mortgage Pool Insurance Policy and the Special Hazard Insurance Policy and acknowledges that the Master Servicer has agreed, pursuant to
Section  3.16  and Section 3.17 hereof, to perform the obligations  of  the
Trustee under the Mortgage Pool Insurance Policy and under the Special Hazard Insurance Policy, respectively, in each case, on behalf of the Trustee. Each of the Trustee and the Master Servicer hereby covenant not to cancel either of the Mortgage Pool Insurance Policy or the Special Hazard Insurance Policy until the Trust is terminated in accordance with the provisions hereof.

     Section 8.02. Certain Matters Affecting the Trustee. Except as otherwise provided in Section 8.01:

          (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii) The Trustee shall not be personally liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (iv) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the REMIC II Trust Fund; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security, if any, afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to proceeding;

          (v) The Trustee may execute the trust or any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

          (vi) The Trustee shall not be deemed to have knowledge or notice of any matter, including without limitation an Event of Default,
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

     unless actually known by a Responsible Officer, or unless written notice thereof referencing this Agreement or the Certificates is received at the Corporate Trust Office at the address set forth in
     Section 10.06.

     Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein (other than those relating to the due organization, power and authority of the Trustee) and in the Certificates (other than the execution of, and certificate of authentication on, the Certificates) shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loan. The Trustee shall not be accountable for the use or application by the Company of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicer, the Servicers or the Company in respect of the Mortgage Loans or deposited into the Custodial Accounts for P&I, any Buydown Fund Account, or the Custodial Accounts for P&I by any Servicer or into the Investment Account, or the Certificate Account by the Master Servicer or the Company.

     Section 8.04. Trustee May Own Certificates. The Trustee or any agent or affiliate of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

     Section 8.05. The Master Servicer to Pay Trustee's Fees and Expenses. Subject to any separate written agreement with the Trustee, the Master Servicer covenants and agrees to, and the Master Servicer shall, pay the Trustee from time to time, and the Trustee shall be entitled to payment, for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee. Except as otherwise expressly provided herein, the Master Servicer shall pay or reimburse the Trustee upon its request for all reasonable expenses and disbursements incurred or made by the Trustee in accordance with any of the provisions of this Agreement and indemnify the Trustee from any loss, liability or expense incurred by it hereunder (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense or disbursement as may arise from its negligence or bad faith. Such obligation shall survive the termination of this Agreement or resignation or removal of the Trustee. The Company shall, at its expense, prepare or cause to be prepared all federal and state income tax and franchise tax and information returns relating to the REMIC I Trust Fund or the REMIC II Trust Fund required to be prepared or filed by the Trustee and shall indemnify the Trustee for any liability of the Trustee arising from any error in such returns.

     Section 8.06. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be (i) an institution insured by the FDIC,
(ii) a corporation or association organized and doing business under the laws of the United States of America or of any state, authorized under such
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

laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and (iii) acceptable to the Rating Agencies. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of any aforementioned supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

     Section 8.07. Resignation and Removal of Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Master Servicer. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Master Servicer may remove the
Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed, one copy to the successor.

     The Holders of Certificates evidencing Percentage Interests aggregating more than 50% of the REMIC II Trust Fund may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed.

     Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08. Any expenses associated with the resignation of the Trustee shall be borne by the Trustee, and any expenses associated with the removal of the Trustee shall be borne by the Master Servicer.

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

     Section 8.08. Successor Trustee. Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor shall deliver to the successor trustee all Mortgage Files, related documents, statements and all other property held by it hereunder, and the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

     No  successor  trustee shall accept appointment as  provided  in  this
Section 8.08 unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 8.06.

     Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the Master Servicer shall mail notice of the succession of such trustee hereunder to (i) all Certificateholders at their addresses as shown in the Certificate Register and (ii) the Rating Agencies. If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed.

     Section 8.09. Merger or Consolidation of Trustee. Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such resulting or successor corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 8.10. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund or the REMIC II Trust Fund and to vest in such Person or Persons, in such capacity, such title to the Trust Fund or the REMIC II Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable; provided, that the Trustee shall remain liable for all of its obligations and duties under
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

this Agreement. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment; provided, that the Trustee shall remain liable for all of its obligations and duties under this Agreement. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 8.06 hereunder and no notice to Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required under
Section 8.08 hereof.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly and severally, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or the REMIC II Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustee(s) and co-trustee(s), as effectively as if given to each of them. Every instrument appointing any separate trustee(s) or co-trustee(s) shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and the trust shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 8.11. Authenticating Agents. The Trustee may appoint one or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to
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

include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

     Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent so long as it shall be eligible in accordance with the provisions of the first paragraph of this Section 8.11 without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Master Servicer. The Trustee may, upon prior written approval of the Master Servicer, at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 8.11, the Trustee may appoint, upon prior written approval of the Master Servicer, a successor Authenticating Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. Any reasonable compensation paid to an Authenticating Agent shall be a reimbursable expense pursuant to Section 8.05 if paid by the Trustee.

     Section 8.12. Paying Agents. The Trustee may appoint one or more Paying Agents which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account, and distributions to Certificateholders as provided in Section 4.01, Section 4.04(a) and Section 9.01(b) to the extent directed to do so by the Master Servicer. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be
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

reasonably acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

     Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this
Section 8.12.

     Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Master Servicer; provided, that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Master Servicer, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the Master Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 8.12, the Trustee may appoint, upon prior written approval of the Master Servicer, a successor Paying Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. Any reasonable compensation paid to any Paying Agent shall be a reimbursable expense pursuant to Section 8.05 if paid by the Trustee.

                                ARTICLE IX

                                Termination

     Section   9.01.   Termination  Upon  Repurchase  by  the  Company   or
Liquidation of All Mortgage Loans.

     (a) Except as otherwise set forth in this Article IX, including, without limitation, the obligation of the Master Servicer to make payments to Certificateholders as hereafter set forth, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby shall terminate upon (i) the repurchase by the Company pursuant to the following paragraph of this Section 9.01(a) of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal, after the deduction of related
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

advances, to the sum of (x) the excess of (A) 100% of the aggregate outstanding Principal Balance of such Mortgage Loans (other than Liquidated Mortgage Loans) plus accrued interest at the applicable Pass-Through Rate with respect to such Mortgage Loan (other than a Liquidated Mortgage Loan) through the last day of the month of such repurchase, over (B) with respect to any Mortgage Loan which is not a Liquidated Mortgage Loan, the amount of the Bankruptcy Loss incurred with respect to such Mortgage Loan as of the date of such repurchase by the Company to the extent that the Principal Balance of such Mortgage Loan has not been previously reduced by such Bankruptcy Loss, and (y) the appraised fair market value as of the effective date of the termination of the trust created hereby of (A) all property in the Trust Fund which secured a Mortgage Loan and which was acquired by foreclosure or deed in lieu of foreclosure after the Cut-Off Date, including related Insurance Proceeds, and (B) all other property in the Trust Fund, any such appraisal to be conducted by an appraiser mutually agreed upon by the Company and the Trustee, or (ii) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure in respect of any Mortgage Loan, and the payment to Certificateholders of all amounts required to be paid to them hereunder; provided, however, that in no event shall the trusts created hereby continue beyond the expiration of 21 years from the death of the survivor of the issue of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

     The Company may repurchase the outstanding Mortgage Loans and any Mortgaged Properties acquired by the Trust Fund at the price stated in clause (i) of the preceding paragraph provided that the aggregate Principal Balance of the Mortgage Loans at the time of any such repurchase aggregates less than five percent of the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date. If such right is exercised, the Company shall provide to the Trustee (and to the Master Servicer, if the Company is no longer acting as Master Servicer) the written certification of an officer of the Company (which certification shall include a statement to the effect that all amounts required to be paid in order to repurchase the Mortgage Loans have been deposited in the Certificate Account) and the Trustee shall promptly execute all instruments as may be necessary to release and assign to the Company the Mortgage Files and any foreclosed Mortgaged Property pertaining to the Trust Fund.

     In no event shall the Company be required to expend any amounts other than those described in the first paragraph of this Section 9.01(a) in order to terminate the Trust Fund or repurchase the Mortgage Loans under this Section 9.01.

     (b) Notice of any termination, specifying the date upon which the Certificateholders may surrender their Certificates to the Trustee for payment and cancellation, shall be given promptly by letter from the Trustee to Certificateholders mailed not less than 30 days prior to such final distribution, specifying (i) the date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Certificate Registrar therein designated (the
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

"Termination Date"), (ii) the amount of such final payment (the "Termination Payment") and (iii) that the Record Date otherwise applicable to the Distribution Date upon which the Termination Date occurs is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Registrar therein specified. Upon any such notice, the Certificate Account shall terminate subject to the Master Servicer's obligation to hold all amounts payable to Certificateholders in trust without interest pending such payment.

     In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the Termination Date, the Company shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the Termination Payment with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Company may take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain in trust hereunder.

     Section 9.02.  Additional Termination Requirements.

     (a) In the event the Company exercises its purchase option as provided in Section 9.01, the REMIC I Trust Fund and the REMIC II Trust Fund shall be terminated in accordance with the following additional requirements, unless the Company, at its own expense, obtains for the Trustee an Opinion of Counsel to the effect that the failure of the REMIC I Trust Fund and the REMIC II Trust Fund to comply with the requirements of this Section 9.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the REMIC I Trust Fund and the REMIC II Trust Fund as described in Section 860F of the Code, or (ii) cause the REMIC I Trust Fund or the REMIC II Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (i) Within 90 days prior to the final Distribution Date set forth in the notice given by the Trustee under Section 9.01, the Company, in its capacity as agent of the Tax Matters Person shall prepare the documentation required and adopt a plan of complete liquidation on behalf of the REMIC I Trust Fund and the REMIC II Trust Fund meeting the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Company, on behalf of the REMIC I Trust Fund and the REMIC II Trust Fund; and

          (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the final Distribution Date, the Master Servicer as agent of the Trustee shall sell all of the assets of the REMIC I Trust Fund and the REMIC II Trust Fund to the Company for cash in the amount specified in Section 9.01.

     (b) By its acceptance of any Residual Certificate, the Holder thereof hereby agrees to authorize the Company to adopt such a plan of complete
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

liquidation upon the written request of the Company and to take such other action in connection therewith as may be reasonably requested by the Company.

     Section 9.03. Trusts Irrevocable. Except as expressly provided herein, the trusts created hereby are irrevocable.

                                 ARTICLE X

                         Miscellaneous Provisions

     Section 10.01. Amendment.

     (a) This Agreement may be amended from time to time by the Master Servicer, the Company and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity; (ii) to correct or supplement any provision herein which may be defective or inconsistent with any other provisions herein; (iii) to comply with any requirements imposed by the Code or any regulations thereunder; (iv) to correct the description of any property at any time included in the Trust Fund or the REMIC II Trust Fund, or to assure the conveyance to the Trustee of any property included in the Trust Fund or the REMIC II Trust Fund; and (v) pursuant to
Section 5.01(c)(v). No such amendment (other than one entered into pursuant to clause (iii) of the preceding sentence) shall adversely affect in any material respect the interest of any Certificateholder. Prior to entering into any amendment without the consent of Certificateholders pursuant to this paragraph, the Trustee may require an Opinion of Counsel to the effect that such amendment is permitted under this paragraph. The placement of an "original issue discount" legend on, or any change required to correct any such legend previously placed on, a Certificate shall not be deemed any amendment to this Agreement.

     (b) This Agreement may also be amended from time to time by the Master Servicer, the Company and the Trustee with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66% of the REMIC II Trust Fund for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall, without the consent of the Holder of each Certificate affected thereby (i) reduce in any manner the amount of, or delay the timing of, distributions of principal or interest required to be made hereunder or reduce the Certificateholder's Percentage Interest, the Certificate Interest Rate or the Termination Payment with respect to any of the Certificates, (ii) reduce the percentage of Percentage Interests specified in this Section
10.01 which are required to amend this Agreement, (iii) create or permit the creation of any lien against any part of the Trust Fund or the REMIC II Trust Fund, or (iv) modify any provision in any way which would permit an earlier retirement of the Certificates.

     Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each
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

Certificateholder. Any failure to provide such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

     It shall not be necessary for the consent of Certificateholders under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     Section 10.02. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or the comparable jurisdictions in which any Mortgaged Property is situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Company and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     Section 10.03. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement, the Trust Fund or the REMIC II Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding-up of the Trust Fund or the REMIC II Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote or in any manner otherwise to control the operation and management of the Trust Fund or the REMIC II Trust Fund or the obligations of the parties hereto (except as provided in Section 5.09, Section 7.01, Section 8.01, Section 8.02, Section 8.07, Section 10.01 and this Section 10.03), nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the REMIC II Trust Fund shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of
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

indemnity, shall have neglected or refused to institute any such action, suit or proceeding. However, the Trustee is under no obligation to exercise any of the extraordinary trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 10.04. Access to List of Certificateholders. The Certificate Registrar shall furnish or cause to be furnished to the Trustee, within 30 days after receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to such Certificateholders.

     If three or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such list from the Certificate Registrar, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

     Every Certificateholder, by receiving and holding the same, agrees with the Master Servicer and the Trustee that neither the Master Servicer nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

     Section 10.05. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in
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

accordance with such laws.

     Section 10.06. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered or certified mail to (a) in the case of the Company, 75 North Fairway Drive, Vernon Hills, Illinois 60061, Attention: General Counsel (with a copy directed to the attention of the Master Servicing Department) or such other address as may hereafter be furnished to the Trustee in writing by the Company, (b) in the case of the Trustee, at its Corporate Trust Office, or such other address as may hereafter be furnished to the Master Servicer in writing by the Trustee,
(c) in the case of the Certificate Registrar, at its Corporate Trust Office, or such other address as may hereafter be furnished to the Trustee in writing by the Certificate Registrar, (d) in the case of S&P, 26 Broadway, 15th Floor, New York, New York 10004, Attention: Mike Stock, or such other address as may hereafter be furnished to the Trustee and Master Servicer in writing by S&P and (e) in the case of Fitch, 1 State Street Plaza, New York, New York, 10004 Attention: George Massim, or such other address as may hereafter be furnished to the Trustee and Master Servicer in writing by Fitch. Notices to the Rating Agencies shall also be deemed to have been duly given if mailed by first class mail, postage prepaid, to the above listed addresses of the Rating Agencies. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Section 10.07. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 10.08. Counterpart Signatures. For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 10.09. Benefits of Agreement. Nothing in this Agreement or in any Certificate, expressed or implied, shall give to any Person, other than the parties hereto and their respective successors hereunder, any separate trustee or co-trustee appointed under Section 8.10 and the Certificateholders, any benefit or any legal or equitable right, remedy or claim under this Agreement.

     Section 10.10. Notices and Copies to Rating Agencies.

     (a) The Trustee shall notify the Rating Agencies of the occurrence of any of the following events, in the manner provided in Section 10.06:

          (i) the occurrence of an Event of Default pursuant to Section 7.01, subject to the provisions of Section 8.01(d);

          (ii)  the appointment of a successor Master Servicer pursuant  to
     Section 7.02;

     (b) The Master Servicer shall notify the Rating Agencies of the occurrence of any of the following events, or in the case of clauses (iii),
(iv), (vii) and (viii) promptly upon receiving notice thereof, in the manner provided in Section 10.06:

          (i)  any amendment of this Agreement pursuant to Section 10.01;

          (ii)  the appointment of a successor Trustee pursuant to  Section
     8.08;

          (iii) the filing of any claim under or the cancellation or modification of any fidelity bond and errors and omissions coverage pursuant to Section 3.01 and Section 3.06 with respect to the Master Servicer or any Servicer;

          (iv) any change in the location of the Certificate Account, any Custodial Account for P&I or any Custodial Account for Reserves;

          (v) the repurchase of any Mortgage Loan pursuant to a Purchase Obligation or the repurchase of the outstanding Mortgage Loans pursuant to Section 9.01;

          (vi) the occurrence of the final Distribution Date or the termination of the trust pursuant to Section 9.01(a)(ii);

          (vii) the failure of the Master Servicer to make a Monthly P&I Advance following a determination on the Determination Date that the Master Servicer would make such advance pursuant to Section 4.02; and

          (viii) the failure of the Master Servicer to make a determination on the Determination Date regarding whether it would make a Monthly P&I Advance when a shortfall exists between (x) payments scheduled to be received in respect of the Mortgage Loans and
     (y) the amounts actually deposited in the Certificate Account on account of such payments, pursuant to Section 4.02.

The  Master  Servicer  shall provide copies of the statements  pursuant  to
Section 4.02, Section 4.05, Section 3.12, Section 3.13 or Section 3.15 or any other statements or reports to the Rating Agencies in such time and manner that such statements or determinations are required to be provided to Certificateholders. With respect to the reports described in the second paragraph of Section 4.05, the Master Servicer shall provide such reports to the Rating Agencies in respect of each Distribution Date, without regard to whether any Certificateholder or the Trustee has requested such report for such Distribution Date.

     IN WITNESS WHEREOF, the Company and the Trustee have caused their names to be signed hereto by their respective officers, thereunto duly authorized, and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

PNC MORTGAGE SECURITIES CORP.
By:  /s/ Daniel P. Hoffman
Its:      Vice President

(SEAL)

STATE STREET BANK AND TRUST COMPANY, as TRUSTEE
By:  /s/ David Duclos
Its:      Assistant Vice President



                      ACKNOWLEDGEMENT OF CORPORATION


STATE OF ILLINOIS   )
                    )  SS.
COUNTY OF LAKE      )


     On this 30th day of October 1998 before me, a Notary Public in and for said State, personally appeared Daniel P. Hoffman, known to me to be the Vice President of PNC MORTGAGE SECURITIES CORP., one of the corporations that executed the within interest, and also known to me to be the person who executed it on behalf of said Corporation, and acknowledged to me that such corporation executed the within instrument pursuant to its By-Laws or a resolution of its Board of Directors.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in the certificate first above written.



/s/ Laura A. Kelsey
Notary Public
(SEAL)




                      CERTIFICATE OF ACKNOWLEDGEMENT

COMMONWEALTH OF MASSACHUSETTS )
                                   )   SS.

COUNTY OF SUFFOLK                  )

     On this 30th day of October 1998 before me, a Notary Public in and for said State, personally appeared David Duclos, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

     Signature /s/ Kim R. Holland
     (SEAL)
                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                                Class I-A-1

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is October 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original  issue discount ("OID") of no more than $            per  $100,000
of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
            per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF

FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-10                      Portion of the Class  I-A-1  Principal
Balance as of
                                    the  Cut-Off  Date  Evidenced  by  this
Certificate:

$__________________________________________

Class I-A-1 Certificate Interest Rate: 6.750%
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25, 1998
Last Scheduled Distribution Date:  December 25, 2028
Class I-A-1 Principal Balance



as of the Cut-Off Date:   $[                      ]



                                Cede & Co.
                             Registered Owner

                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                                Class I-A-2

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is October 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original  issue discount ("OID") of no more than $            per  $100,000
of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
            per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-10                      Portion of the Class  I-A-2  Principal
Balance as of
                                    the  Cut-Off  Date  Evidenced  by  this
Certificate:

$__________________________________________

Class I-A-2 Certificate Interest Rate: 6.750%
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25, 1998
Last Scheduled Distribution Date: December 25, 2028
Class I-A-2 Principal Balance



as of the Cut-Off Date:   $[                      ]



                                Cede & Co.
                             Registered Owner

                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                                Class I-A-3

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is October 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original  issue discount ("OID") of no more than $            per  $100,000
of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
            per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-10                      Portion of the Class  I-A-3  Principal
Balance as of
                                    the  Cut-Off  Date  Evidenced  by  this
Certificate:

$__________________________________________

Class I-A-3 Certificate Interest Rate: 6.750%
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25, 1998
Last Scheduled Distribution Date:
Class I-A-3 Principal Balance



as of the Cut-Off Date:   $[                      ]



                                Cede & Co.
                             Registered Owner

                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                                Class I-A-4

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is October 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original  issue discount ("OID") of no more than $            per  $100,000
of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
            per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-10                      Portion of the Class  I-A-4  Principal
Balance as of
                                    the  Cut-Off  Date  Evidenced  by  this
Certificate:

$__________________________________________

Class I-A-4 Certificate Interest Rate: 6.750%
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25, 1998
Last Scheduled Distribution Date:
Class I-A-4 Principal Balance



as of the Cut-Off Date:   $[                      ]

                                Cede & Co.
                             Registered Owner

                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                                Class I-A-5

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is October 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original  issue discount ("OID") of no more than $            per  $100,000
of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
            per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-10                      Portion of the Class  I-A-5  Principal
Balance as of
                                    the  Cut-Off  Date  Evidenced  by  this
Certificate:

$__________________________________________

Class I-A-5 Certificate Interest Rate:   6.850%
Cut-Off Date:   October 1, 1998

First Distribution Date:   November 25, 1998
Last Scheduled Distribution Date:
Class I-A-5 Principal Balance



as of the Cut-Off Date:   $[                      ]



                                Cede & Co.
                             Registered Owner

                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                                Class I-A-6

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is October 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original  issue discount ("OID") of no more than $            per  $100,000
of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
            per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-10                      Portion of the Class  I-A-6  Principal
Balance as of
                                    the  Cut-Off  Date  Evidenced  by  this
Certificate:

$__________________________________________

Class I-A-6 Certificate Interest Rate:   6.500%
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25, 1998
Last Scheduled Distribution Date:
Class I-A-6 Principal Balance



as of the Cut-Off Date:   $[                      ]



                                Cede & Co.
                             Registered Owner

                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                                Class I-A-7

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is October 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original  issue discount ("OID") of no more than $            per  $100,000
of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
            per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-10                      Portion of the Class  I-A-7  Principal
Balance as of
                                    the  Cut-Off  Date  Evidenced  by  this
Certificate:

$__________________________________________

Class I-A-7 Certificate Interest Rate:   6.500%
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25, 1998
Last Scheduled Distribution Date:
Class I-A-7 Principal Balance



as of the Cut-Off Date:   $[                      ]



                                Cede & Co.
                             Registered Owner

                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                                Class I-A-8

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is October 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this

Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original  issue discount ("OID") of no more than $            per  $100,000
of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
            per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-10                      Portion of the Class  I-A-8  Principal
Balance as of
                                    the  Cut-Off  Date  Evidenced  by  this
Certificate:

$__________________________________________

Class I-A-8 Certificate Interest Rate:   6.500%
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25, 1998
Last Scheduled Distribution Date:
Class I-A-8 Principal Balance



as of the Cut-Off Date:   $[                      ]



                                Cede & Co.
                             Registered Owner

                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                                Class I-A-9

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is October 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original  issue discount ("OID") of no more than $            per  $100,000
of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
            per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-10                      Portion of the Class  I-A-9  Principal
Balance as of
                                    the  Cut-Off  Date  Evidenced  by  this
Certificate:

$__________________________________________

Class I-A-9 Certificate Interest Rate:   6.500%
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25, 1998
Last Scheduled Distribution Date:
Class I-A-9 Principal Balance



as of the Cut-Off Date:   $[                      ]



                                Cede & Co.
                             Registered Owner

                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                               Class I-A-10

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is October 29, 1998. Interest is not payable with respect to this Certificate. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount
("OID")  of  no more than $            per $100,000 of initial  Certificate
Principal  Balance, the yield to maturity is     %, and the amount  of  OID
attributable to the short period is not more than $            per $100,000
of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-10                      Portion of the Class I-A-10  Principal
Balance as of
                                    the  Cut-Off  Date  Evidenced  by  this
Certificate:

$__________________________________________

Class I-A-10 Certificate Interest Rate:   0.000%
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25, 1998
Last Scheduled Distribution Date:
Class I-A-10 Principal Balance
as of the Cut-Off Date:   $[             ]



                                Cede & Co.
                             Registered Owner

                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                               Class I-A-11

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is October 29, 1998. Interest is not payable with respect to this Certificate. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount
("OID")  of  no more than $            per $100,000 of initial  Certificate
Principal  Balance, the yield to maturity is     %, and the amount  of  OID
attributable to the short period is not more than $            per $100,000
of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-10                      Portion of the Class I-A-11  Principal
Balance as of
                                    the  Cut-Off  Date  Evidenced  by  this
Certificate:

$__________________________________________

Class I-A-11 Certificate Interest Rate:   0.000%
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25, 1998
Last Scheduled Distribution Date:
Class I-A-11 Principal Balance



as of the Cut-Off Date:   $[                      ]



                                Cede & Co.
                             Registered Owner

                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                               Class I-A-12

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is October 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original  issue discount ("OID") of no more than $            per  $100,000
of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
            per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-10                      Portion of the Class I-A-12  Principal
Balance as of
                                    the  Cut-Off  Date  Evidenced  by  this
Certificate:

$__________________________________________

Class I-A-12 Certificate Interest Rate:   10.500%
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25, 1998
Last Scheduled Distribution Date:
Class I-A-12 Principal Balance



as of the Cut-Off Date:   $[                      ]



                                Cede & Co.
                             Registered Owner

                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                               Class I-A-13

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is October 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original  issue discount ("OID") of no more than $            per  $100,000
of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
            per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-10                      Portion of the Class I-A-13  Principal
Balance as of
                                    the  Cut-Off  Date  Evidenced  by  this
Certificate:

$__________________________________________

Class I-A-13 Certificate Interest Rate: 6.650%
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25, 1998
Last Scheduled Distribution Date:
Class I-A-13 Principal Balance



as of the Cut-Off Date:   $[                      ]



                                Cede & Co.
                             Registered Owner

                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                               Class I-A-14

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is October 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original  issue discount ("OID") of no more than $            per  $100,000
of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
            per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-10                      Portion of the Class I-A-14  Principal
Balance as of
                                    the  Cut-Off  Date  Evidenced  by  this
Certificate:

$__________________________________________

Class I-A-14 Certificate Interest Rate:   7.000%
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25, 1998
Last Scheduled Distribution Date:
Class I-A-14 Principal Balance



as of the Cut-Off Date:   $[                      ]



                                Cede & Co.
                             Registered Owner

                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                               Class I-A-15

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is October 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original  issue discount ("OID") of no more than $            per  $100,000
of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
            per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-10                      Portion of the Class I-A-15  Principal
Balance as of
                                    the  Cut-Off  Date  Evidenced  by  this
Certificate:

$__________________________________________

Class I-A-15 Certificate Interest Rate:   6.500%
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25, 1998
Last Scheduled Distribution Date:
Class I-A-15 Principal Balance



as of the Cut-Off Date:   $[                      ]

                                Cede & Co.
                             Registered Owner

                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                               Class I-A-16

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is October 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original  issue discount ("OID") of no more than $            per  $100,000
of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
            per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-10                      Portion of the Class I-A-16  Principal
Balance as of
                                    the  Cut-Off  Date  Evidenced  by  this
Certificate:

$__________________________________________

Class I-A-16 Certificate Interest Rate:   6.500%

Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25, 1998
Last Scheduled Distribution Date:
Class I-A-16 Principal Balance



as of the Cut-Off Date:   $[                      ]



                                Cede & Co.
                             Registered Owner

                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                               Class I-A-17

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is October 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original  issue discount ("OID") of no more than $            per  $100,000
of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
            per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-10                      Portion of the Class I-A-17  Principal
Balance as of
                                    the  Cut-Off  Date  Evidenced  by  this
Certificate:

$__________________________________________

Class I-A-17 Certificate Interest Rate:   6.500%
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25, 1998
Last Scheduled Distribution Date:
Class I-A-17 Principal Balance



as of the Cut-Off Date:   $[                      ]



                                Cede & Co.
                             Registered Owner

                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                               Class I-A-18

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is October 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original  issue discount ("OID") of no more than $            per  $100,000
of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
            per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-10                      Portion of the Class I-A-18  Principal
Balance as of
                                    the  Cut-Off  Date  Evidenced  by  this
Certificate:

$__________________________________________

Class I-A-18 Certificate Interest Rate:   Variable
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25, 1998
Last Scheduled Distribution Date:
Class I-A-18 Principal Balance



as of the Cut-Off Date:   $[                      ]



                                Cede & Co.
                             Registered Owner

                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                               Class I-A-19

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is October

29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original  issue discount ("OID") of no more than $            per  $100,000
of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
            per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-10                      Portion of the Class I-A-19  Principal
Balance as of
                                    the  Cut-Off  Date  Evidenced  by  this
Certificate:

$__________________________________________

Class I-A-19 Certificate Interest Rate:   6.500%
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25, 1998
Last Scheduled Distribution Date:
Class I-A-19 Principal Balance



as of the Cut-Off Date:   $[                      ]



                                Cede & Co.
                             Registered Owner

                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                               Class I-A-20

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is October 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original  issue discount ("OID") of no more than $            per  $100,000
of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
            per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-10                      Portion of the Class I-A-20  Principal
Balance as of
                                    the  Cut-Off  Date  Evidenced  by  this
Certificate:

$__________________________________________

Class I-A-20 Certificate Interest Rate:   6.320%
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25, 1998
Last Scheduled Distribution Date:
Class I-A-20 Principal Balance



as of the Cut-Off Date:   $[                      ]



                                Cede & Co.

                             Registered Owner

                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                               Class I-A-21

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is October 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original  issue discount ("OID") of no more than $            per  $100,000
of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
            per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-10                      Portion of the Class I-A-21  Principal
Balance as of
                                    the  Cut-Off  Date  Evidenced  by  this
Certificate:

$__________________________________________

Class I-A-21 Certificate Interest Rate:   6.500%
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25, 1998

Last Scheduled Distribution Date:
Class I-A-21 Principal Balance



as of the Cut-Off Date:   $[                      ]



                                Cede & Co.
                             Registered Owner

                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                               Class I-A-22

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is October 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original  issue discount ("OID") of no more than $            per  $100,000
of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
            per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-10                      Portion of the Class I-A-22  Principal
Balance as of
                                    the  Cut-Off  Date  Evidenced  by  this
Certificate:

$__________________________________________

Class I-A-22 Certificate Interest Rate:   6.500%
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25, 1998
Last Scheduled Distribution Date:
Class I-A-22 Principal Balance
as of the Cut-Off Date:   $[              ]



                                Cede & Co.
                             Registered Owner

                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                               Class I-A-23

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is October 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original  issue discount ("OID") of no more than $            per  $100,000
of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
            per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any

Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-10                      Portion of the Class I-A-23  Principal
Balance as of
                                    the  Cut-Off  Date  Evidenced  by  this
Certificate:

$__________________________________________

Class I-A-23 Certificate Interest Rate:   6.500%
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25, 1998
Last Scheduled Distribution Date:
Class I-A-23 Principal Balance



as of the Cut-Off Date:   $[                      ]



                                Cede & Co.
                             Registered Owner

                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                               Class I-A-24

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is October 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original  issue discount ("OID") of no more than $            per  $100,000
of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
            per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-10                      Portion of the Class  I-A-24  Notional
Amount as of
                                    the  Cut-Off  Date  Evidenced  by  this
Certificate:

$__________________________________________

Class I-A-24 Certificate Interest Rate:   6.500%
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25, 1998
Last Scheduled Distribution Date:
Class I-A-24 Principal Balance
as of the Cut-Off Date:   $0.00

Class I-A-24 Notional Amount
as of the Cut-Off Date:   $0.00



                                Cede & Co.
                             Registered Owner

                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                                 Class I-X

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is October 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original  issue discount ("OID") of no more than $            per  $100,000
of initial Certificate Principal Balance, the yield to maturity is       %,
and  the amount of OID attributable to the short period is not more than  $
            per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 1998-10                     Portion of the Class I-X Notional Amount
                                   as of the
                                   Cut-Off Date Evidenced by this
                                   Certificate:
                                   $_______________________________________
                                   __

Class I-X Certificate Interest Rate:
6.500% applied to the Class I-X Notional
Amount
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25,
1998
Last Scheduled Distribution Date:
Class I-X Principal Balance
as of the Cut-Off Date:   $0.00
Class I-X Notional Amount
as of the Cut-Off Date:   $[
]

                                Cede & Co.
                             Registered Owner
                                                                  Exhibit A
                                                                      CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                                 Class I-P

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is October 29, 1998. Interest is not payable with respect to this Certificate. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount
("OID")  of  no more than $            per $100,000 of initial  Certificate
Principal Balance, the yield to maturity is      %, and the amount  of  OID
attributable to the short period is not more than $            per $100,000
of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 1998-10                Portion of the Class I-P Principal Balance as
                              of   the  Cut-Off  Date  evidenced  by   this
                              Certificate:
Class I-P Certificate Interest Rate: 0.00%$_______________________________

Cut-Off Date: October 1, 1998

First Distribution Date: November 25, 1998

Last Scheduled Distribution Date:

Class I-P Principal Balance as of the Cut-Off Date:


                                Cede & Co.

                             Registered Owner


                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE
                                Class I-B-1
Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by
                       PNC MORTGAGE SECURITIES CORP
This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is October 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $ per $100,000 of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period
is not more than $            per $100,000 of initial Certificate Principal
Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

  IN THE CASE OF ANY CLASS I-B-1 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF ANY PERSON, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS I-B-1 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER
  SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF
  ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class I-B-1 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.
Series 1998-10                     Portion of the Class I-B-1 Principal
                                   Balance as of the Cut-Off Date Evidenced
                                   by this Certificate:
                                   $_______________________________________
                                   __

Class I-B-1 Certificate Interest Rate:   6.500%
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25, 1998
Last Scheduled Distribution Date:
Class I-B-1 Principal Balance
as of the Cut-Off Date:   $[                     ]
                        __________________
                         Registered Owner
                    Certificate No. _________

                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE
                                Class I-B-2
Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by
                       PNC MORTGAGE SECURITIES CORP
This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is October 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $ per $100,000 of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period
is not more than $            per $100,000 of initial Certificate Principal
Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

  IN THE CASE OF ANY CLASS I-B-2 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF ANY PERSON, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS I-B-2 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER
  SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF
  ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class I-B-2 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.
Series 1998-10                     Portion of the Class I-B-2 Principal
                                   Balance as of the Cut-Off Date Evidenced
                                   by this Certificate:
                                   $_______________________________________
                                   __

Class I-B-2 Certificate Interest Rate:   6.500%
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25, 1998
Last Scheduled Distribution Date:
Class I-B-2 Principal Balance
as of the Cut-Off Date:   $[                     ]
                        __________________
                         Registered Owner
                    Certificate No. _________


                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE
                                Class I-B-3
Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by
                       PNC MORTGAGE SECURITIES CORP
This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is October 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $ per $100,000 of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period
is not more than $            per $100,000 of initial Certificate Principal
Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

  IN THE CASE OF ANY CLASS I-B-3 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF ANY PERSON, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS I-B-3 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER
  SECTION  406  OF ERISA OR SECTION 4975 OF THE CODE AND WILL  NOT  SUBJECT

  THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF
  ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class I-B-3 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.
Series 1998-10                     Portion of the Class I-B-3 Principal
                                   Balance as of the Cut-Off Date Evidenced
                                   by this Certificate:
                                   $_______________________________________
                                   __

Class I-B-3 Certificate Interest Rate:   6.500%
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25, 1998
Last Scheduled Distribution Date:
Class I-B-3 Principal Balance
as of the Cut-Off Date:   $[                     ]
                        __________________
                         Registered Owner
                    Certificate No. _________


                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                                Class I-B-4

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by
                       PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Date") of this Certificate is October 29, 1998. [Assuming that the Mortgage Loans underlying the
Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $ per $100,000 of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period
is not more than $            per $100,000 of initial Certificate Principal
Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

  IN THE CASE OF ANY CLASS I-B-4 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF ANY PERSON, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS I-B-4 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER
  SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF
  ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH SECTION 5.01(e) OF THE POOLING AGREEMENT.

The Class I-B-4 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

     Series 1998-10                     Portion   of   the   Class    I-B-4
                                        Principal Balance as of the Cut-Off
                                        Date Evidenced by this Certificate:
                                        $
     Class I-B-4 Certificate Interest Rate:   6.500%
     Cut-Off Date:   October 1, 1998
     First Distribution Date:   November 25, 1998
     Last Scheduled Distribution Date:
     Class I-B-4 Principal Balance
     as of the Cut-Off Date:   $[                        ]
                        __________________
                         Registered Owner
                    Certificate No. _________
                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                                Class I-B-5

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by
                       PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Date") of this Certificate is October 29, 1998. [Assuming that the Mortgage Loans underlying the
Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $ per $100,000 of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period
is not more than $            per $100,000 of initial Certificate Principal
Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

  IN THE CASE OF ANY CLASS I-B-5 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF ANY PERSON, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS I-B-5 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER
  SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF
  ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH SECTION 5.01(e) OF THE POOLING AGREEMENT.

The Class I-B-5 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

     Series 1998-10                     Portion   of   the   Class    I-B-5
                                        Principal Balance as of the Cut-Off
                                        Date Evidenced by this Certificate:
                                        $
     Class I-B-5 Certificate Interest Rate:   6.500%
     Cut-Off Date:   October 1, 1998
     First Distribution Date:   November 25, 1998
     Last Scheduled Distribution Date:
     Class I-B-5 Principal Balance
     as of the Cut-Off Date:   $[                        ]
                        __________________

                         Registered Owner
                    Certificate No. _________
                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                                Class I-B-6

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by
                       PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Date") of this Certificate is October 29, 1998. [Assuming that the Mortgage Loans underlying the
Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 275% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $ per $100,000 of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period
is not more than $            per $100,000 of initial Certificate Principal
Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

  IN THE CASE OF ANY CLASS I-B-6 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF ANY PERSON, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS I-B-6 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER
  SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF
  ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH SECTION 5.01(e) OF THE POOLING AGREEMENT.

The Class I-B-6 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

     Series 1998-10                     Portion   of   the   Class    I-B-6
                                        Principal Balance as of the Cut-Off
                                        Date Evidenced by this Certificate:
                                        $
     Class I-B-6 Certificate Interest Rate:   6.500%
     Cut-Off Date:   October 1, 1998
     First Distribution Date:   November 25, 1998
     Last Scheduled Distribution Date:
     Class I-B-6 Principal Balance
     as of the Cut-Off Date:   $[                        ]
                            __________________
                             Registered Owner
                         Certificate No. _________

                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                               Class II-A-1

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is October 29, 1998.

[Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount
("OID")  of  no more than $            per $100,000 of initial  Certificate
Principal Balance, the yield to maturity is      %, and the amount  of  OID
attributable to the short period is not more than $            per $100,000
of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-10                      Portion of the Class II-A-1  Principal
     Balance as of
                                    the  Cut-Off  Date  Evidenced  by  this
Certificate:
                                   $_____________________________________

Class II-A-1 Certificate Interest Rate: 7.000%
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25,
  1998
Last Scheduled Distribution Date:
Class II-A-1 Principal Balance as of the Cut-Off Date:



                                Cede & Co.
                             Registered Owner

                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                               Class II-A-2

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is October 29, 1998. Interest is not payable with respect to this Certificate.

[Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount
("OID")  of  no more than $            per $100,000 of initial  Certificate
Principal Balance, the yield to maturity is      %, and the amount  of  OID
attributable to the short period is not more than $            per $100,000
of  initial Certificate Principal Balance, computed under the exact method.

No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-10                      Portion of the Class II-A-2  Principal
     Balance as of
                                    the  Cut-Off  Date  Evidenced  by  this
Certificate:
                                   $_____________________________________

Class II-A-2 Certificate Interest Rate: 0.000%
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25,
  1998
Last Scheduled Distribution Date:
Class II-A-2 Principal Balance as of the Cut-Off Date:



                                Cede & Co.
                             Registered Owner


                                                                  Exhibit A
                                                                      CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                               Class II-X-1

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is October 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this

Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original
issue discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is        %,  and  the
amount  of  OID  attributable  to the short  period  is  not  more  than  $
            per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 1998-10                     Portion of the Class II-X-1 Notional
                                   Amount as of the
                                   Cut-Off Date Evidenced by this
                                   Certificate:
                                   $_______________________________________
                                   __

Class II-X-1 Certificate Interest Rate:
7.000% applied to the Class II-X-1
Notional Amount
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25,
1998
Last Scheduled Distribution Date:
Class II-X-1 Principal Balance
as of the Cut-Off Date:   $0.00
Class II-X-1 Notional Amount
as of the Cut-Off Date:   $

                                Cede & Co.
                             Registered Owner
                                                                  Exhibit A
                                                                      CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                               Class II-X-2

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is October 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original
issue discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is        %,  and  the
amount  of  OID  attributable  to the short  period  is  not  more  than  $
            per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 1998-10                     Portion of the Class II-X-2 Notional
                                   Amount as of the
                                   Cut-Off Date Evidenced by this
                                   Certificate:
                                   $_______________________________________
                                   __

Class II-X-2 Certificate Interest Rate:
7.000% applied to the Class II-X-2
Notional Amount
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25,
1998
Last Scheduled Distribution Date:
Class II-X-2 Principal Balance
as of the Cut-Off Date:   $0.00
Class II-X-2 Notional Amount
as of the Cut-Off Date:   $

                                Cede & Co.
                             Registered Owner
                                                                  Exhibit A
                                                                      CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                               Class II-X-3

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is October 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original
issue discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is        %,  and  the
amount  of  OID  attributable  to the short  period  is  not  more  than  $
            per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 1998-10                     Portion of the Class II-X-3 Notional
                                   Amount as of the
                                   Cut-Off Date Evidenced by this
                                   Certificate:
                                   $_______________________________________
                                   __

Class II-X-3 Certificate Interest Rate:
7.000% applied to the Class II-X-3
Notional Amount
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25,
1998
Last Scheduled Distribution Date:
Class II-X-3 Principal Balance
as of the Cut-Off Date:   $0.00
Class II-X-3 Notional Amount
as of the Cut-Off Date:   $

                                Cede & Co.
                             Registered Owner
                                                                  Exhibit A
                                                                      CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                                Class II-P

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is October 29, 1998. Interest is not payable with respect to this Certificate. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount
("OID")  of  no more than $            per $100,000 of initial  Certificate
Principal Balance, the yield to maturity is      %, and the amount  of  OID
attributable to the short period is not more than $            per $100,000
of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 1998-10                Portion  of the Class II-P Principal  Balance
                              as  of  the  Cut-Off Date evidenced  by  this
                              Certificate:
Class II-P Certificate Interest Rate: 0.00%$_______________________________

Cut-Off Date: October 1, 1998

First Distribution Date: November 25, 1998

Last Scheduled Distribution Date:

Class II-P Principal Balance as of the Cut-Off Date:


                                Cede & Co.
                             Registered Owner
                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE
                                Class II-M
Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by
                       PNC MORTGAGE SECURITIES CORP
This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is October 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued
with  original  issue discount ("OID") of no  more  than  $             per
$100,000 of initial Certificate Principal Balance, the yield to maturity is
     %,  and the amount of OID attributable to the short period is not more
than  $             per $100,000 of initial Certificate Principal  Balance,
computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

  IN THE CASE OF ANY CLASS II-M CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF ANY PERSON, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS II-M CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER
  SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF
  ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class II-M Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as set forth in the Pooling Agreement.

Series 1998-10                     Portion of the Class II-M Principal
                                   Balance as of the Cut-Off Date Evidenced
                                   by this Certificate:
                                   $_______________________________________
                                   __

Class II-M Remittance Rate:   6.4809%
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25, 1998
Last Scheduled Distribution Date:
Class II-M Principal Balance
as of the Cut-Off Date:   $[                     ]
                        __________________
                         Registered Owner
                    Certificate No. _________


                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                               Class III-A-1

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is October 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original
issue discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
            per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-10                     Portion of the Class III-A-1  Principal
Balance as of
                                    the  Cut-Off  Date  Evidenced  by  this
Certificate:

$__________________________________________

Class III-A-1 Certificate Interest Rate:   7.000%
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25, 1998
Last Scheduled Distribution Date:
Class III-A-1 Principal Balance
as of the Cut-Off Date:   $



                                Cede & Co.
                             Registered Owner

                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                               Class III-A-2

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is October 29, 1998. Interest is not payable with respect to this Certificate.

[Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount
("OID")  of  no more than $            per $100,000 of initial  Certificate
Principal Balance, the yield to maturity is      %, and the amount  of  OID
attributable to the short period is not more than $            per $100,000
of  initial Certificate Principal Balance, computed under the exact method.

No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-10                      Portion of the Class III-A-2 Principal
     Balance as of
                                    the  Cut-Off  Date  Evidenced  by  this
Certificate:
                                   $_____________________________________

Class III-A-2 Certificate Interest Rate: 0.000%
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25,
  1998
Last Scheduled Distribution Date:
Class III-A-2 Principal Balance as of the Cut-Off Date:



                                Cede & Co.
                             Registered Owner

                                                                  Exhibit A
                                                                      CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                                Class III-X

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is October 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original
issue discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is        %,  and  the
amount  of  OID  attributable  to the short  period  is  not  more  than  $
            per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 1998-10                     Portion of the Class III-X Notional
                                   Amount as of the
                                   Cut-Off Date Evidenced by this
                                   Certificate:
                                   $_______________________________________
                                   __

Class III-X Certificate Interest Rate:
7.000% applied to the Class III-X
Notional Amount
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25,
1998
Last Scheduled Distribution Date:
Class III-X Principal Balance
as of the Cut-Off Date:   $0.00
Class III-X Notional Amount
as of the Cut-Off Date:   $[
]

                                Cede & Co.
                             Registered Owner

                                                                  Exhibit A
                                                                      CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                                Class III-P

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is October 29, 1998. Interest is not payable with respect to this Certificate. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount
("OID")  of  no more than $            per $100,000 of initial  Certificate
Principal Balance, the yield to maturity is      %, and the amount  of  OID
attributable to the short period is not more than $            per $100,000
of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 1998-10                Portion  of the Class III-P Principal Balance
                              as  of  the  Cut-Off Date evidenced  by  this
                              Certificate:
Class III-P Certificate Interest     Rate:    0.00%$_______________________
                              ________

Cut-Off Date: October 1, 1998

First Distribution Date: November 25, 1998

Last Scheduled Distribution Date:

Class III-P Principal Balance as of the Cut-Off Date:


                                Cede & Co.
                             Registered Owner
                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE
                                Class III-M

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by
                       PNC MORTGAGE SECURITIES CORP
This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is October 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued
with  original  issue discount ("OID") of no  more  than  $             per
$100,000 of initial Certificate Principal Balance, the yield to maturity is
     %,  and the amount of OID attributable to the short period is not more
than  $             per $100,000 of initial Certificate Principal  Balance,
computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

  IN THE CASE OF ANY CLASS III-M CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF ANY PERSON, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS III-M CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER
  SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF
  ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class III-M Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as set forth in the Pooling Agreement.
Series 1998-10                     Portion of the Class III-M Principal
                                   Balance as of the Cut-Off Date Evidenced
                                   by this Certificate:
                                   $_______________________________________
                                   __

Class III-M Remittance Rate:   6.4809%
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25, 1998
Last Scheduled Distribution Date:
Class III-M Principal Balance
as of the Cut-Off Date:   $[                     ]
                        __________________
                         Registered Owner

                    Certificate No. _________
                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                               Class IV-A-1

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is October 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original
issue discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
            per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series  1998-10                      Portion of the Class IV-A-1  Principal
Balance as of
                                    the  Cut-Off  Date  Evidenced  by  this
Certificate:

$__________________________________________

Class IV-A-1 Certificate Interest Rate:   6.250%
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25, 1998
Last Scheduled Distribution Date:

Class IV-A-1 Principal Balance



as of the Cut-Off Date:   $



                                Cede & Co.
                             Registered Owner

                                                                  Exhibit A
                                                                      CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                                Class IV-X

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is October 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original
issue discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is        %,  and  the
amount  of  OID  attributable  to the short  period  is  not  more  than  $
            per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 1998-10                     Portion of the Class IV-X Notional

                                   Amount as of the
                                   Cut-Off Date Evidenced by this
                                   Certificate:
                                   $_______________________________________
                                   __

Class IV-X Certificate Interest Rate:
6.250% applied to the Class IV-X
Notional Amount
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25,
1998
Last Scheduled Distribution Date:
Class IV-X Principal Balance
as of the Cut-Off Date:   $0.00
Class IV-X Notional Amount
as of the Cut-Off Date:   $[
]

                                Cede & Co.
                             Registered Owner
                                                                  Exhibit A
                                                                      CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                                Class IV-P

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is October 29, 1998. Interest is not payable with respect to this Certificate. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount
("OID")  of  no more than $            per $100,000 of initial  Certificate
Principal Balance, the yield to maturity is      %, and the amount  of  OID
attributable to the short period is not more than $            per $100,000
of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The

Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 1998-10                Portion  of the Class IV-P Principal  Balance
                              as  of  the  Cut-Off Date evidenced  by  this
                              Certificate:
Class IV-P Certificate Interest Rate: 0.00%$_______________________________

Cut-Off Date: October 1, 1998

First Distribution Date: November 25, 1998

Last Scheduled Distribution Date:

Class IV-P Principal Balance as of the Cut-Off Date:


                                Cede & Co.
                             Registered Owner
                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE
                                Class IV-AM
Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by
                       PNC MORTGAGE SECURITIES CORP
This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is October 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued
with  original  issue discount ("OID") of no  more  than  $             per
$100,000 of initial Certificate Principal Balance, the yield to maturity is
     %,  and the amount of OID attributable to the short period is not more
than  $             per $100,000 of initial Certificate Principal  Balance,
computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

  IN  THE CASE OF ANY CLASS IV-AM CERTIFICATE PRESENTED FOR REGISTRATION IN

  THE NAME OF ANY PERSON, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS IV-AM CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER
  SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF
  ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class IV-AM Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as set forth in the Pooling Agreement.
Series 1998-10                     Portion of the Class IV-AM Principal
                                   Balance as of the Cut-Off Date Evidenced
                                   by this Certificate:
                                   $_______________________________________
                                   __

Class IV-AM Remittance Rate:   6.250%
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25, 1998
Last Scheduled Distribution Date:
Class IV-AM Principal Balance
as of the Cut-Off Date:   $[                     ]
                        __________________
                         Registered Owner
                    Certificate No. _________
                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE
                                Class IV-M
Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by
                       PNC MORTGAGE SECURITIES CORP
This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is October 29, 1998. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued
with  original  issue discount ("OID") of no  more  than  $             per
$100,000 of initial Certificate Principal Balance, the yield to maturity is
     %,  and the amount of OID attributable to the short period is not more
than  $             per $100,000 of initial Certificate Principal  Balance,
computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

  IN THE CASE OF ANY CLASS IV-M CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF ANY PERSON, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS IV-M CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER
  SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF
  ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class IV-M Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as set forth in the Pooling Agreement.
Series 1998-10                     Portion of the Class IV-M Principal
                                   Balance as of the Cut-Off Date Evidenced
                                   by this Certificate:
                                   $_______________________________________
                                   __

Class IV-M Remittance Rate:   6.250%
Cut-Off Date:   October 1, 1998
First Distribution Date:   November 25, 1998
Last Scheduled Distribution Date:
Class IV-M Principal Balance
as of the Cut-Off Date:   $[                     ]
                        __________________
                         Registered Owner
                    Certificate No. _________

                                                    Exhibit A
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                                 Class R-2

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

ANY  RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE  MADE

ONLY  IF  THE  PROPOSED  TRANSFEREE PROVIDES A TRANSFER  AFFIDAVIT  TO  THE
COMPANY AND THE CERTIFICATE REGISTRAR THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFER TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R-2 CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF A CLASS R-2 CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

IN THE CASE OF ANY CLASS R-2 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF ANY PERSON, THE TRUSTEE SHALL REQUIRE AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS R-2 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER, THE REMIC I TRUST FUND, THE REMIC II TRUST FUND OR THE COMPANY.

Solely for U.S. federal income tax purposes, this Certificate represents a "residual interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Series 1998-10                     Percentage  Interest  evidenced  by
                                        this  Class R-2 Certificate in  the
                                        distributions  to  be   made   with
                                        respect    to   the    Class    R-2
                                        Certificates:            %

     Class  R-2 Certificate Interest Rate:
     6.5000%.  Additionally the Class  R-2
     Certificates are entitled  to  Excess

     Liquidation Proceeds and the Residual
     Distribution Amount as defined in the
     Pooling Agreement.
     Cut-Off Date:   October 1, 1998
     First Distribution Date:   November 25, 1998
     Last Scheduled Distribution Date:
     Class R-2 Principal Balance as of the Cut-Off Date:   $50.00
                        __________________
                         Registered Owner
                    Certificate No. _________

                                                    Exhibit B
                                                    CUSIP

                     MORTGAGE PASS-THROUGH CERTIFICATE

                                 Class R-1

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                       PNC MORTGAGE SECURITIES CORP.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE
COMPANY AND THE CERTIFICATE REGISTRAR THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFER TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R-1 CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF A CLASS R-1 CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

IN THE CASE OF ANY CLASS R-1 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF ANY PERSON, THE TRUSTEE SHALL REQUIRE AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE

COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS R-1 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER, THE REMIC I TRUST FUND, THE REMIC II TRUST FUND OR THE COMPANY.

Solely for U.S. federal income tax purposes, this Certificate represents a "residual interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Series 1998-10                     Percentage  Interest  evidenced  by
                                        this  Class R-1 Certificate in  the
                                        distributions  to  be   made   with
                                        respect    to   the    Class    R-1
                                        Certificates:            %

     Class  R-1  Certificate Interest Rate:  6.500%.
     Additionally  the  Class R-1  Certificates  are
     entitled to Excess Liquidation Proceeds and the
     Residual Distribution Amount as defined in  the
     Pooling Agreement.
     Cut-Off Date:   October 1, 1998
     First Distribution Date:   November 25, 1998
     Last Scheduled Distribution Date:
     Class R-1 Principal Balance as of the Cut-Off Date:   $50.00
                        __________________
                         Registered Owner
                    Certificate No. _________
     This Certificate does not represent an obligation of or interest in PNC Mortgage Securities Corp. or any of its affiliates, including PNC Bank Corp. Neither this Certificate nor the underlying Mortgage Loans are guaranteed by any agency or instrumentality of the United States.

     This certifies that the above-named Registered Owner is the registered owner of certain interests in a trust fund (the "REMIC I Trust Fund") whose assets consist of, among other things, a pool (the "Mortgage Pool") of conventional one- to four-family mortgage loans (the "Mortgage Loans"), formed and administered by PNC Mortgage Securities Corp. (the "Company"), which term includes any successor entity under the Pooling Agreement referred to below. The Mortgage Pool was created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-Off Date stated above (the "Pooling Agreement"), between the Company and State Street Bank and Trust Company, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling Agreement. Nothing herein shall be deemed inconsistent with such meanings, and in the event of any conflict between the Pooling Agreement and the terms of this Certificate, the Pooling Agreement shall control. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling Agreement, to which Pooling Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

     Distributions will be made, pursuant to the Pooling Agreement, on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), to the extent of such Certificateholder's Percentage Interest represented by this Certificate in the portion of the REMIC I Available Distribution Amount for such Distribution Date then distributable on the Certificates of this Class, as specified in Section 4.01 of the Pooling Agreement.

     Distributions on this Certificate will be made by the Trustee by wire transfer or check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate to the Certificate Registrar.

     Reference is hereby made to the further provisions of this Certificate set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                           STATE STREET BANK AND TRUST COMPANY, as Trustee



                           By:





                 (TRUSTEE'S CERTIFICATE OF AUTHENTICATION)

          This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

STATE STREET BANK AND TRUST COMPANY,
as Trustee



By:

Dated:

                       PNC MORTGAGE SECURITIES CORP.
                     MORTGAGE PASS-THROUGH CERTIFICATE

     This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates of the Series and Class specified hereon (herein called the "Certificates") and representing certain interests in the REMIC I Trust Fund.

     The Certificates do not represent an obligation of, or an interest in, the Company or any of its affiliates and are not insured or guaranteed by any governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Pooling Agreement. In the event funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer from the related recoveries on such Mortgage Loan or from other cash deposited in the Certificate Account to the extent that such advance is not otherwise recoverable.

     As provided in the Pooling Agreement, withdrawals from the Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Master Servicer of advances made, or certain expenses incurred, by it.

     The Pooling Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pooling Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of the Certificates evidencing Percentage Interests aggregating not less than 66% of the REMIC II Trust Fund. For the purposes of such provision and except as provided below, voting rights relating to 100% of the Aggregate Certificate Principal Balance will be allocated pro rata (by Certificate Principal Balance) among such Certificates. The Pooling Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar or the office maintained by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of Authorized Denominations evidencing the same Percentage Interest set forth hereinabove will be issued to the designated transferee or transferees.

     No transfer of a Certificate will be made unless such transfer is exempt from or is made in accordance with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities laws. In the event that a transfer is to be made without registration or qualification under applicable laws, (i) in the event such transfer is made pursuant to Rule 144A under the Securities Act, the Company and the Trustee shall require the transferee to execute an investment letter in substantially the form attached as Exhibit L to the Pooling Agreement, which investment letter shall not be an expense of the Company, the Master Servicer or the Trustee and (ii) in the event that such a transfer is not made pursuant to Rule 144A under the Securities Act, the Company may require an Opinion of Counsel satisfactory to the Company that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Company, the Master Servicer or the Trustee. Neither the Company nor the Trustee will register the Certificate under the Securities Act, qualify the Certificate under any state securities law or provide registration rights to any purchaser. Any Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     The Certificates are issuable only as registered Certificates without coupons in Authorized Denominations specified in the Pooling Agreement. As provided in the Pooling Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of Authorized Denominations evidencing the same aggregate interest in the portion of the REMIC I Available Distribution Amount distributable on this Class of Certificate, as requested by the Holder surrendering the same.

     A reasonable service charge may be made for any such registration of transfer or exchange, and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Trustee and the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Pooling Agreement and the trust funds created thereby shall terminate upon (i) the later of the maturity or other liquidation (including repurchase by the Company) of the last Mortgage Loan remaining in the REMIC I Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the payment to Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Pooling Agreement. In the event that the Company repurchases any Mortgage Loan pursuant to the Pooling Agreement, such Pooling Agreement generally requires that the Trustee distribute to the Certificateholders in the aggregate an amount equal to 100% of the unpaid Principal Balance of such Mortgage Loan, plus accrued interest at the applicable Pass-Through Rate to the next scheduled Due Date for the Mortgage Loan. The Pooling Agreement permits, but does not require, the Company to repurchase from the REMIC I Trust Fund all Mortgage Loans at the time subject thereto and all property acquired in respect of any Mortgage Loan upon payment to the Certificateholders of the amounts specified in the Pooling Agreement. The exercise of such right will effect early retirement of the Certificates, the Company's right to repurchase being subject to the aggregate unpaid Principal Balance of the Mortgage Loans at the time of repurchase being less than five percent (5%) of the aggregate unpaid Principal Balance of the Mortgage Loans as of the Cut-Off Date.

                                ASSIGNMENT



     FOR VALUE RECEIVED the undersigned hereby sell(s) and assign(s) and transfer(s) unto
(Please print or typewrite name and address, including postal zip code of assignee. Please insert social security or other identifying number of assignee.)

the   within  Mortgage  Pass-Through  Certificate  and  hereby  irrevocably constitutes and appoints

Attorney to transfer said Certificate on the Certificate Register, with full power of substitution in the premises.

Dated:
                    Signature Guaranteed


                    NOTICE:The    signature   to   this   assignment   must
                           correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever. This Certificate does not represent an obligation of or an interest in PNC Mortgage Securities Corp. or any of its affiliates, including PNC Bank Corp. Neither this Certificate nor the underlying Mortgage Loans are guaranteed by any agency or instrumentality of the United States.

                                                  Exhibit D

                          MORTGAGE LOAN SCHEDULE

     Copies of the Mortgage Loan Schedules (which have been intentionally omitted from this filing) may be obtained from PNC Mortgage Securities Corp. or State Street Bank and Trsut Company by contacting, in the case of PNC Mortgage Securities Corp.,

                               Richie Moore
                        Master Servicing Department
                       PNC Mortgage Securities Corp.
                            75 N. Fairway Drive
                       Vernon Hills, Illinois  60061
                       Telephone:     (847) 549-3683
                       Facsimile:     (847) 549-3681

     in the case of State Street Bank and Trust Company

                               David Duclos
                        Corporate Trust Department
                    State Street Bank and Trust Company
                          Two International Place
                       Boston, Massachusetts  02102
                       Telephone:     (617) 664-5436
                       Facsimile:     (617) 664-5368



                                                    Exhibit E


                           SELLING AND SERVICING

                                 CONTRACT


This Selling and Servicing Contract (this "Agreement") is made and entered into by PNC Mortgage Securities Corp. and its successors and assigns ("PNC Mortgage") and the entity identified below and its successors and assigns (the "Company").


                                WITNESSETH:

      WHEREAS, this Company wishes to sell first lien residential mortgage loans to, and service first lien residential mortgage loans on behalf of, PNC Mortgage; and

      WHEREAS, the Company has submitted a Seller Application to PNC Mortgage and has been approved by PNC Mortgage for participation in the PNC Mortgage Purchase Programs; and

      WHEREAS, the Company has received and reviewed the PNC Mortgage Purchase Programs Seller Guide (the "Seller Guide"), as well as the PNC
Mortgage  Servicing  Guide (the "Servicing Guide" and,  together  with  the
Seller Guide, the "Guides"), and understands each and every provision thereof;

      NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, PNC Mortgage and the Company hereby agree as follows:

      1. Guides. The Guides, which set forth the terms and conditions under which PNC Mortgage may elect to purchase mortgage loans from the Company, and the Company shall service mortgage loans on behalf of PNC Mortgage, are a supplement to this Agreement and such Guides, as may be amended or supplemented from time to time by PNC Mortgage, are incorporated into this Agreement in full by reference and made a part hereof as fully as if set forth at length herein. All capitalized terms used and not defined herein have the meanings ascribed to them in the Guides.

      2. Company's Duties. The Company shall diligently perform all duties incident to the origination, sale and servicing of the mortgage loans subject to this Agreement. In the performance of its servicing duties, the Company shall exercise the same degree of care it exercises when servicing mortgage loans for its own account, but in no event shall the Company exercise less care than a reasonable prudent servicer would exercise under similar circumstances. In addition, the Company shall comply with all of the provisions of the Guides and with all other requirements and instructions of PNC Mortgage. The Company shall perform such duties at its sole expense, except as otherwise expressly provided in the Guides.

      3. Representations, Warranties and Covenants of the Company; Remedies of PNC Mortgage. With respect to each mortgage loan sold by the Company to PNC Mortgage pursuant to the terms of this Agreement, the Company shall make all of the representations, warranties and covenants set forth in the Guide and, in the event of the breach of any of such representations, warranties and covenants, PNC Mortgage shall have all of the remedies available at law or in equity, as well as all of the remedies set forth in the Guide, including, but not limited to, repurchase and indemnification. The representations and warranties made by the Company with respect to any mortgage loan subject to this Agreement, as well as the remedies available to PNC Mortgage upon the breach thereof, shall survive:
(a) any investigation regarding the mortgage loan conducted by PNC Mortgage, its assignees or designees, (b) the liquidation of the mortgage loan, (c) the purchase of the mortgage loan by PNC Mortgage, its assignee or designee, (d) the repurchase of the mortgage loan by the Company and (e) the termination of this Agreement.

      4. Compensation. The Company shall be compensated for its services hereunder as specified in the Guides.

     5. No Assignment. This Agreement may not be assigned by the Company without the prior written consent of PNC Mortgage. The Company hereby consents to the assignment by PNC Mortgage of all or any part of its rights and obligations under this Agreement to any affiliate designated by PNC Mortgage. Any other transfer by PNC Mortgage will be allowed and be effective upon written notice by PNC Mortgage to the Company.

     6. Prior Agreements. This Agreement supersedes any prior agreements and understandings between PNC Mortgage and the Company governing the subject matter hereof; provided, however, the Company shall not be released from any responsibility or liability that may have arisen under such agreements and understanding.

      7. Effective Date of Agreement. This Agreement is not effective until it is executed and accepted by PNC Mortgage at its home office in Illinois.

      8. Notices. All notices, requests, demands or other communications that are to be given under this Agreement shall be in writing, addressed to the appropriate parties, and shall be sent by certified mail, return receipt requested, postage prepaid, if to the Company, at the address below and, if to PNC Mortgage, to the appropriate address or facsimile number specified in the Guides. Any such notice, request, demand or other communication shall be deemed effective upon receipt.

      9. Independent Contractor. At no time shall the Company represent that it is acting as an agent, partner or joint venturer of PNC Mortgage. The Company shall at all times act as an independent contracting party.

     10. Amendment. This Agreement may not be amended or modified orally, and no provision of this Agreement may be waived or amended, except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Agreement. However, by their terms the Guides may be amended or supplemented by PNC Mortgage from time to time. Any such amendment(s) to the Guides shall be in writing and be binding upon the parties hereto on and after the effective date specified therein.

       11. Miscellaneous. This Agreement, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Agreement. All section headings contained herein are for convenience only and shall not be construed as part of this Agreement. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall as to such jurisdiction be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and to this end, the provisions hereof are severable. This Agreement shall be governed by, and construed and enforced in accordance with, applicable federal laws and laws of the State of Illinois, without reference to conflict of laws principles. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which shall constitute the same Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement by proper officials duly authorized on the dates hereinafter set forth. This Agreement shall take effect as of the date of its execution in original or facsimile signature by a duly authorized officer of PNC Mortgage.



__________________________________ ____________________________
________                           _______
Name of the Company                Company I.D. Number

__________________________________ ____________________________
________                           _______
Type of organization               Organized under laws of

________________________________________________________________
________________
Principal place of business: street address, city, state, zip code

________________________________________________________________
________________
Typed name and title of the Company's authorized officer

____________________________________________ __________________
___________                                  _____
Signature   of   the  Company's   authorized Date
officer



Agreed to and accepted by PNC Mortgage Securities Corp.

________________________________________________________________
________________
Typed name and title of authorized representative

____________________________________________ __________________
___________                                  _____
Signature of authorized representative       Date

                                                    Exhibit F


                    FORM OF TRANSFEROR CERTIFICATE FOR
                  GROUP I JUNIOR SUBORDINATE CERTIFICATES


                                  [Date]

State Street Bank and Trust Company, as Trustee
Two International Place
Boston, MA 02102
Attn:  Structured Finance


     Re:  Purchase  of  PNC Mortgage Securities Corp. Mortgage Pass-Through
          Certificates Series 1998-10, Class [   ]  (the "Certificates")

Ladies and Gentlemen:

     In connection with our disposition of the above Certificates we certify that (a) we understand the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act") and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, and (b) we have not offered or sold any certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of
Section 5 of the Act.



                                   Very truly yours,

                                   [Name of Transferor]



                                   By:
                                       Authorized Officer

                                                    Exhibit G


                    FORM OF TRANSFEREE'S AGREEMENT FOR
                  GROUP I JUNIOR SUBORDINATE CERTIFICATES

                                  [Date]

State Street Bank and Trust Company, as Trustee
Two International Place
Boston, MA 02102

Attn:  Structured Finance

PNC Mortgage Securities Corp.
75 N. Fairway Drive
Vernon Hills, Illinois  60061


          The undersigned (the "Purchaser") proposes to purchase Class [ ] Certificates evidencing an undivided interest in PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1998-10 (the "Purchased Certificates") in the principal amount of $______________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

          Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of October 1, 1998 (the "Pooling Agreement"), by and between PNC Mortgage Securities Corp. ("PNC") and State Street Bank and Trust Company, as trustee (the "Trustee"), of the PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1998-10.

          Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to PNC and the Trustee that:

          (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Purchased Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement;

          (b) The Purchaser is acquiring the Purchased Certificates for its own account as principal and not with a view to the distribution thereof, in whole or in part;

          (c) The Purchaser is an "accredited investor" as such term is defined in paragraph (a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) of Section 501 of Regulation D under the Securities Act of 1933, as amended (the "Act"), has knowledge of financial and business matters and is capable of evaluating the merits and risks of an investment in the Purchased Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Purchased Certificates and can afford a complete loss of such investment;

          (d)  The Purchaser is not affiliated with the Trustee;

          (e) The Purchaser confirms that PNC has made available to the Purchaser the opportunity to ask questions of, and receive answers from PNC concerning the trust funds created pursuant to the Pooling Agreement (the "Trust Funds"), the purchase by the Purchaser of the Purchased Certificates and all matters relating thereto that PNC possesses or can acquire without unreasonable effort or expense; and

          (f) If applicable, the Purchaser has complied, and will continue to comply, with the guidelines established by Thrift Bulletin 12 issued December 13, 1988, by the Office of Regulatory Activities of the Federal Home Loan Bank System; and

          (g) The Purchaser will provide the Trustee and the Master Servicer with affidavits substantially in the form of Exhibit A attached hereto.

          Section 3.Transfer of Purchased Certificates.

          (a) The Purchaser understands that the Purchased Certificates have not been registered under the Act, or any state securities laws and that no transfer may be made unless the Purchased Certificates are registered under the Act and under applicable state law or unless an exemption from registration is available. The Purchaser further understands that neither PNC nor the Trust Funds are under any obligation to register the Purchased Certificates or make an exemption available. In the event that such a transfer is to be made within two years from the Closing Date without registration under the Act or applicable state securities laws, (i) the Trustee shall require, in order to assure compliance with such laws, that the Certificateholder's prospective transferee each certify to PNC and the Trustee as to the factual basis for the registration or qualification exemption relied upon, and (ii) the Trustee or PNC may require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trustee or PNC. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and PNC against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          (b) No transfer of a Purchased Certificate shall be made unless the transferee provides PNC and the Trustee with (i) a Transferee's Agreement, substantially in the form of this Agreement, and (ii) either (a) an affidavit substantially in the form of Exhibit A hereto that the proposed transferee (x) is not an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of ERISA or
Section 4975 of the Internal Revenue Code of 1986, as amended, or comparable provisions of any subsequent enactments (a "Plan"), a trustee of any Plan, or any other Person who is using the "plan assets" of any Plan to effect such acquisition or (y) is an insurance company, the source of funds to be used by it to purchase the Purchased Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60, or (b) a Benefit Plan Opinion (as defined in Exhibit A hereto).

          (c) The Purchaser acknowledges that its Purchased Certificates bear a legend setting forth the applicable restrictions on transfer.

          IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.

                                   [Purchaser]



                                   By:
                                    Its:
                      Exhibit A to Form of Transferee Agreement (Exhibit G)

                       PNC MORTGAGE SECURITIES CORP.

                          BENEFIT PLAN AFFIDAVIT

RE:  PNC MORTGAGE SECURITIES CORP.
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-10
     (THE "TRUST") CLASS [     ] CERTIFICATES
     (THE "PURCHASED CERTIFICATES")

     Under penalties of perjury, I, _____________________, declare that, to the best of my knowledge and belief, the following representations are true, correct and complete; and

          1.    That  I  am the _______________ of __________________  (the
"Purchaser"), whose taxpayer identification number is ___________, and on behalf of which I have the authority to make this affidavit.

          2. That the Purchaser is acquiring a Purchased Certificate representing an interest in the Trust Funds.

          3. That the Purchaser (i) is not an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or comparable provisions of any subsequent enactments (a "Plan"), a trustee of any Plan, or any other Person who is using the "plan assets" of any Plan to effect such acquisition, (ii) has provided a "Benefit Plan Opinion" satisfactory to PNC Mortgage Securities Corp. (the "Company") and the Trustee of the Trust Funds or (iii) is an insurance company, the source of funds to be used by it to purchase the Purchased Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-
60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer (a) is permissible under applicable law, (b) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and (c) will not subject the Trustee, the Master Servicer or the Company to any obligation or liability (including obligations or liabilities under Section 406 of ERISA or Section

4975 of the Code) in addition to those undertaken in this Agreement, which Benefit Plan Opinion shall not be an expense of the Trustee, the Master Servicer or the Company.

          IN WITNESS WHEREOF, the Purchaser has caused this instrument to be duly executed on its behalf, by its duly authorized officer this _____ day of __________________, 199__.

[Purchaser]

By:
      Its:

          Personally appeared before me ______________________, known or proved to me to be the same person who executed the foregoing instrument and to be a ________________ of the Purchaser, and acknowledged to me that
(s)he executed the same as his/her free act and deed and as the free act and deed of the Purchaser.

          SUBSCRIBED and SWORN to before me this day of ____________, 19__.


                                         Notary Public

                                                    Exhibit H


                FORM OF ADDITIONAL MATTER INCORPORATED INTO
   THE FORM OF THE CERTIFICATES (OTHER THAN THE CLASS R-1 CERTIFICATES)

     This Certificate does not represent an obligation of or interest in PNC Mortgage Securities Corp. or any of its affiliates, including PNC Bank Corp. Neither this Certificate nor the underlying Mortgage Loans are guaranteed by any agency or instrumentality of the United States.

     This certifies that the above-named Registered Owner is the registered owner of certain interests in a trust fund (the "REMIC II Trust Fund") whose assets consist of interests in a trust fund (the "REMIC I Trust Fund") whose assets consist of, among other things, a pool (the "Mortgage
Pool") of conventional one- to four-family mortgage loans (the "Mortgage Loans"), formed and administered by PNC Mortgage Securities Corp. (the "Company"), which term includes any successor entity under the Pooling Agreement referred to below. The Mortgage Pool was created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-Off Date stated above (the "Pooling Agreement"), between the Company and State Street Bank and Trust Company, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling Agreement. Nothing herein shall be deemed inconsistent with such meanings, and in the event of any conflict between the Pooling Agreement and the terms of this Certificate, the Pooling Agreement shall control. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling Agreement, to which Pooling Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

     Distributions will be made, pursuant to the Pooling Agreement, on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), to the extent of such Certificateholder's Percentage Interest represented by this Certificate in the portion of the REMIC II Available Distribution Amount for such Distribution Date then distributable on the Certificates of this Class, as specified in Section 4.04 of the Pooling Agreement.

     Distributions on this Certificate will be made by the Trustee by wire transfer or check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate to the Certificate Registrar.

     Reference is hereby made to the further provisions of this Certificate set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                           STATE STREET BANK AND TRUST COMPANY, as Trustee



                           By:





                 (TRUSTEE'S CERTIFICATE OF AUTHENTICATION)

          This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

STATE STREET BANK AND TRUST COMPANY,
as Trustee



By:

Dated:

                       PNC MORTGAGE SECURITIES CORP.
                     MORTGAGE PASS-THROUGH CERTIFICATE

     This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates of the Series and Class specified hereon (herein called the "Certificates") and representing certain interests in the REMIC II Trust Fund.

     The Certificates do not represent an obligation of, or an interest in, the Company or any of its affiliates and are not insured or guaranteed by any governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Pooling Agreement. In the event funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer from the related recoveries on such Mortgage Loan or from other cash deposited in the Certificate Account to the extent that such advance is not otherwise recoverable.

     As provided in the Pooling Agreement, withdrawals from the Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Master Servicer of advances made, or certain expenses incurred, by it.

     The Pooling Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pooling Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of the Certificates evidencing Percentage Interests aggregating not less than 66% of the REMIC II Trust Fund. For the purposes of such provision and except as provided below, voting rights relating to 100% of the Aggregate Certificate Principal Balance will be allocated pro rata (by Certificate Principal Balance) among such Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar or the office maintained by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of Authorized Denominations evidencing the same Percentage Interest set forth hereinabove will be issued to the designated transferee or transferees.

     No transfer of a Certificate will be made unless such transfer is exempt from or is made in accordance with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities laws. In the event that a transfer is to be made without registration or qualification under applicable laws, (i) in the event such transfer is made pursuant to Rule 144A under the Securities Act, the Company and the Trustee shall require the transferee to execute an investment letter in substantially the form attached as Exhibit L to the Pooling Agreement, which investment letter shall not be an expense of the Company, the Master Servicer or the Trustee and (ii) in the event that such a transfer is not made pursuant to Rule 144A under the Securities Act, the Company may require an Opinion of Counsel satisfactory to the Company that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Company, the Master Servicer or the Trustee. Neither the Company nor the Trustee will register the Certificate under the Securities Act, qualify the Certificate under any state securities law or provide registration rights to any purchaser. Any Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     The Certificates are issuable only as registered Certificates without coupons in Authorized Denominations specified in the Pooling Agreement. As provided in the Pooling Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of Authorized Denominations evidencing the same aggregate interest in the portion of the REMIC II Available Distribution Amount distributable on this Class of Certificate, as requested by the Holder surrendering the same.

     A reasonable service charge may be made for any such registration of transfer or exchange, and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Trustee and the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Pooling Agreement and the trust funds created thereby shall terminate upon (i) the later of the maturity or other liquidation (including repurchase by the Company) of the last Mortgage Loan remaining in the REMIC I Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the payment to Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Pooling Agreement. In the event that the Company repurchases any Mortgage Loan pursuant to the Pooling Agreement, such Pooling Agreement generally requires that the Trustee distribute to the Certificateholders in the aggregate an amount equal to 100% of the unpaid Principal Balance of such Mortgage Loan, plus accrued interest at the applicable Pass-Through Rate to the next scheduled Due Date for the Mortgage Loan. The Pooling Agreement permits, but does not require, the Company to repurchase from the REMIC I Trust Fund all Mortgage Loans at the time subject thereto and all property acquired in respect of any Mortgage Loan upon payment to the Certificateholders of the amounts specified in the Pooling Agreement. The exercise of such right will effect early retirement of the Certificates, the Company's right to repurchase being subject to the aggregate unpaid Principal Balance of the Mortgage Loans at the time of repurchase being less than five percent (5%) of the aggregate unpaid Principal Balance of the Mortgage Loans as of the Cut-Off Date.

                                ASSIGNMENT



     FOR VALUE RECEIVED the undersigned hereby sell(s) and assign(s) and transfer(s) unto
(Please print or typewrite name and address, including postal zip code of assignee. Please insert social security or other identifying number of assignee.)

the   within  Mortgage  Pass-Through  Certificate  and  hereby  irrevocably constitutes and appoints

Attorney to transfer said Certificate on the Certificate Register, with full power of substitution in the premises.

Dated:
                    Signature Guaranteed


                    NOTICE:The    signature   to   this   assignment   must
                           correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever. This Certificate does not represent an obligation of or an interest in PNC Mortgage Securities Corp. or any of its affiliates, including PNC Bank Corp. Neither this Certificate nor the underlying Mortgage Loans are guaranteed by any agency or instrumentality of the United States.

                                                    Exhibit I


                          TRANSFEROR CERTIFICATE

                                  [Date]

State Street Bank and Trust Company, as Trustee
Two International Place
Boston, MA 02102
Attn:  Structured Finance

     Re:  PNC Mortgage Securities Corp. Mortgage Pass-Through
          Certificates, Series 1998-10, Class [R-1] [R-2]

Ladies and Gentlemen:

     This  letter  is  delivered to you in connection with  the  sale  from
(the     "Seller")     to                      (the     "Purchaser")     of
$____________________ initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1998-10, Class [R-1][R-2] (the "Certificate"), pursuant to Section 5.01 of the Pooling and Servicing Agreement (the "Pooling Agreement"), dated as of October 1, 1998 among PNC Mortgage Securities Corp., as depositor and master servicer (the "Company") and State Street Bank and Trust Company, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

     1. No purpose of the Seller relating to the sale of the Certificate by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of tax.

     2. The Seller understands that the Purchaser has delivered to the Trustee and the Company a transferee affidavit and agreement in the form attached to the Pooling Agreement as Exhibit J. The Seller does not know or believe that any representation contained therein is false.

     3. The Seller has no actual knowledge that the proposed Transferee is not a Permitted Transferee.

     4. The Seller has no actual knowledge that the Purchaser would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificates.

     5. The Seller has conducted a reasonable investigation of the financial condition of the Purchaser and, as a result of the investigation, found that the Purchaser has historically paid its debts as they came due, and found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they come due in the future.

     6. The Purchaser has represented to the Seller that, if the Certificates constitute a noneconomic residual interest, it (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Certificates as they become due.

                              Very truly yours,

                              [Seller]

                              By:
                                Name:
                                Title:
                                                    Exhibit J


                    TRANSFEREE AFFIDAVIT AND AGREEMENT



STATE OF       )
               )   ss:
COUNTY OF      )



          [NAME OF OFFICER], being first duly sworn, deposes and says:

          1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Class [R-1][R-2] Certificate (the "Owner")), a [savings institution] [corporation] duly organized and existing under the
laws of [the State of                  ] [the United States], on behalf  of
which he makes this affidavit and agreement.

          2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class [R-1][R-2] Certificates, and (ii) is acquiring the Class [R-1][R-2] Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a disqualified organization" means the United States, any state or political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity, or any foreign government or international organization, or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

          3. That the Owner is aware (i) of the tax that would be imposed on transfers of the Class [R-1][R-2] Certificates after March 31, 1988;
(ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middle-man) for a disqualified organization, on the agent; (iii) that the person other-wise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class [R-1][R-2] Certificates may be a "noneconomic residual interest" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, if a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

          4. That the Owner is aware of the tax imposed on a "pass-through entity" holding the Class [R-1][R-2] Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

          5. That the Owner is aware that the Trustee will not register the Transfer of the Class [R-1][R-2] Certificates unless the transferee, or the transferees' agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

          6. That the Owner has reviewed the restrictions set forth on the face of the Class [R-1][R-2] Certificates and the provisions of Section
5.01 of the Pooling Agreement under which the Class [R-1][R-2] Certificates were issued (in particular, clauses (iii)(A) and (iii)(B) of Section 5.01(c) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.01). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

          7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class [R-1][R-2] Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

          8.      The    Owner's   Taxpayer   Identification   Number    is
                               .

          9. That no purpose of the Owner relating to the purchase of the Class [R-1][R-2] Certificates by the Owner is or will be to enable the transferor to impede the assessment or collection of tax.

          10. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

          11. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding.

          12. That no purpose of the Owner relating to any sale of the Class [R-1][R-2] Certificates by the Owner will be to impede the assessment or collection of tax.

          13. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

          14. The Owner hereby agrees to cooperate with the Company and to take any action required of it by the Code or Treasury regulations thereunder (whether now or hereafter promulgated) in order to create or maintain the REMIC status of the REMIC I Trust Fund and the REMIC II Trust Fund (the "Trust Funds").

          15. The Owner hereby agrees that it will not take any action that could endanger the REMIC status of the Trust Funds or result in the imposition of tax on the Trust Funds unless counsel for, or acceptable to, the Company has provided an opinion that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable.

          16. The Owner as transferee of the Class [R-1][R-2] Certificates has represented to their transferor that, if the Class [R-1][R-2] Certificates constitute a noneconomic residual interest, the Owner (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and
(ii) intends to pay taxes associated with its holding of the Class [R-1][R-2] Certificates as they become due.

          IN  WITNESS WHEREOF, the Owner has caused this instrument  to  be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto
attached,  attested  by its [Assistant] Secretary,  this            day  of
         , 19 __ .

                                        [Name of Owner]

                                        By:
                                            [Name of Officer]
                                            [Title of Officer]

[Corporate Seal]

ATTEST:





[Assistant] Secretary

     Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and Acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

     Subscribed and sworn before me this ___ day of __________________, 19__.





                                        NOTARY PUBLIC

                                        COUNTY OF
                                        STATE OF
                                        My Commission expires the     day
                                        of         , 19
                                                                  Exhibit K

                                                                 [RESERVED]

                                                    Exhibit L


               [FORM OF RULE 144A INVESTMENT REPRESENTATION]

          Description of Rule 144A Securities, including numbers:

     The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

     1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

     2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement") dated as of October 1, 1998 between PNC Mortgage Securities Corp., as Depositor and Master Servicer and State Street Bank and Trust Company, as Trustee) pursuant to Section 5.01(f) of the Agreement, as follows:

          a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

          b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

          c. The Buyer has received and reviewed the Private Placement Memorandum dated as of October __, 1998 relating to the Rule 144A Securities and has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee, the Company or the Master Servicer.

          d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

          e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has (1) completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2, or (2) obtained the waiver of the Company with respect to Annex 1 and Annex 2 pursuant to Section 5.01(f) of the Agreement. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

          f. The Buyer is not affiliated with (i) the Trustee or (ii) any Rating Agency that rated the Rule 144A Securities.

          g. If applicable, the Buyer has complied, and will continue to comply, with the guidelines established by Thrift Bulletin 12 issued December 13, 1988, by the Office of Regulatory Activities of the Federal Home Loan Bank System.

     [Required only in the case of a transfer of a Class IV-AM, Class M or Class B Certificate] [3. The Buyer warrants and represents to, and covenants with, the Trustee, the Master Servicer and the Company that (1) the Buyer is not an employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), subject to the prohibited transaction provisions of ERISA ("Plan"), or a plan (within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code")) subject to Section 4975 of the Code (also a "Plan"), and the Buyer is not directly or indirectly purchasing the Rule 144A Securities on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with "plan assets" of any Plan, (2) the Buyer's purchase of the Rule 144A Securities is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Master Servicer or the Company to any obligation or liability (including obligations or liabilities under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement and the Buyer has provided an Opinion of Counsel to such effect in accordance with Section 5.01(d) of the Agreement or (3) the Buyer is an insurance company, the source of funds to be used by it to purchase the Rule 144A Securities is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

     4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.


     IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.




     Print Name of Seller               Print Name of Buyer


By:                                By:
   Name:                             Name:
   Title:                            Title:


Taxpayer Identification:                     Taxpayer Identification:
No.:                                    No.:
Date:                                   Date:



                                                       Annex 1 to Exhibit L

         QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Buyers Other Than Registered Investment Companies]



     The  undersigned  hereby certifies as follows in connection  with  the
Rule  144A  Investment  Representation  to  which  this  Certification   is
attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

     2.    In  connection  with  purchases by the Buyer,  the  Buyer  is  a

"qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________ (Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

     ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

     ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
     (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

     ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

     ___   Broker-Dealer.  The  Buyer is a dealer  registered  pursuant  to
     Section 15 of the Securities Exchange Act of 1934.

     ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

     ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

     ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and is subject to the fiduciary responsibility provisions of ERISA.

     ___ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

     ___   SBIC. The Buyer is a Small Business Investment Company  licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     ___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

     ___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

     3.     The   term  "securities"  as  used  herein  does  not   include
(i)   securities   of  issuers  that  are  affiliated   with   the   Buyer,
(ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and
(vii) currency, interest rate and commodity swaps.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

     5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                              Will the Buyer be purchasing the Rule 144A

              Yes      No           Securities  only for  the  Buyer's  own
     account?

     6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

     7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.




                                        Print Name of Buyer


                                   By:
                                     Name:
                                     Title:
                                   Date:

                                                       ANNEX 2 TO EXHIBIT L

         QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Buyers That Are Registered Investment Companies]



     The  undersigned  hereby certifies as follows in connection  with  the
Rule  144A  Investment  Representation  to  which  this  Certification   is
attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

     2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

     ____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     ____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

     4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and
(vi) currency, interest rate and commodity swaps.

     5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

     6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.




                                        Print Name of Buyer


                                   By:
                                     Name:
                                     Title:

                                   Date:


                                   IF AN ADVISER:


                                        Print Name of Buyer


                                   By:
                                     Name:
                                     Title:
                                   Date:

(SEAL)

                                                    Exhibit M




                                  [Date]

[Company]

          Re: Pooling and Servicing Agreement dated as of October 1, 1998 by and between PNC Mortgage Securities Corp., as Depositor and Master Servicer, and State Street Bank and Trust Company, as Trustee, relating to PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1998-10

Ladies and Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except as noted on the attachment hereto, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it or the Custodian on its behalf has reviewed the documents delivered to it or to the Custodian on its behalf pursuant to Section 2.01 of the Pooling and Servicing Agreement and has determined that (i) all documents required (in the case of instruments described in clauses (X)(vi) and (Y)(x) of the definition of "Mortgage File," known by the Trustee to be required) pursuant to the third paragraph of Section 2.01 of the Pooling and Servicing Agreement have been executed and received as of the date hereof are in its possession or in the possession of the Custodian on its behalf and (ii) all such documents have been executed and relate to the Mortgage Loans identified in the Mortgage
Loan Schedule. The Trustee has made no independent examination of such documents beyond the review specifically required in the above referenced Pooling and Servicing Agreement and has relied upon the purported genuineness and due execution of any such documents and upon the purported genuineness of any signature thereon. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.




                                   as Trustee


                                   By:
                                     Name:
                                     Title:

                                                    EXHIBIT N


                          BENEFIT PLAN AFFIDAVIT

State Street Bank and Trust Company, as Trustee
Two International Place
Boston, MA 02102
Attn:  Structured Finance

PNC Mortgage Securities Corp.
75 North Fairway Drive
Vernon Hills, IL  60061

RE:  PNC MORTGAGE SECURITIES CORP.
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-10
     (THE "TRUST") CLASS [I-B-_] [IV-AM] [__-M] CERTIFICATES
     (THE "PURCHASED CERTIFICATES")

     Under penalties of perjury, I, _____________________, declare that, to the best of my knowledge and belief, the following representations are true, correct and complete; and

          1.    That  I  am the _______________ of __________________  (the
"Purchaser"), whose taxpayer identification number is ___________, and on behalf of which I have the authority to make this affidavit.

          2. That the Purchaser is acquiring a Purchased Certificate representing an interest in the Trust Funds.

          3.   That the Purchaser is either:

     (a) not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan") or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting directly or indirectly on behalf of, or purchasing any of the Purchased Certificates with "plan assets" of, any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. Section 2510.3-101; or

     (b) an insurance company, the source of funds to be used by it to purchase the Purchased Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

          IN WITNESS WHEREOF, the Purchaser has caused this instrument to be duly executed on its behalf, by its duly authorized officer this _____ day of __________________, 199__.

[Purchaser]

By:
                                                                       Its:

Personally appeared before me ______________________, known or proved to me to be the same person who executed the foregoing instrument and to be a ________________ of the Purchaser, and acknowledged to me that (s)he executed the same as his/her free act and deed and as the free act and deed of the Purchaser.

          SUBSCRIBED and SWORN to before me this day of ____________, 19__.


          Notary Public

                                                  Exhibit O

                  FORM OF MORTGAGE POOL INSURANCE POLICY

     Copies of the Form of Mortgage Pool Insurance Policy (which have been intentionally omitted from this filing) may be obtained from PNC Mortgage Securities Corp. or State Street Bank and Trsut Company by contacting, in the case of PNC Mortgage Securities Corp.,

                               Richie Moore
                        Master Servicing Department
                       PNC Mortgage Securities Corp.
                            75 N. Fairway Drive
                       Vernon Hills, Illinois  60061

                       Telephone:     (847) 549-3683
                       Facsimile:     (847) 549-3681

     in the case of State Street Bank and Trust Company

                               David Duclos
                        Corporate Trust Department
                    State Street Bank and Trust Company
                          Two International Place
                       Boston, Massachusetts  02102
                       Telephone:     (617) 664-5436
                       Facsimile:     (617) 664-5368

                                                  Exhibit P

                  FORM OF SPECIAL HAZARD INSURANCE POLICY

     Copies of the Form of Special Hazard Insurance Policy (which have been intentionally omitted from this filing) may be obtained from PNC Mortgage Securities Corp. or State Street Bank and Trsut Company by contacting, in the case of PNC Mortgage Securities Corp.,

                               Richie Moore
                        Master Servicing Department
                       PNC Mortgage Securities Corp.
                            75 N. Fairway Drive
                       Vernon Hills, Illinois  60061
                       Telephone:     (847) 549-3683
                       Facsimile:     (847) 549-3681

     in the case of State Street Bank and Trust Company

                               David Duclos
                        Corporate Trust Department
                    State Street Bank and Trust Company
                          Two International Place
                       Boston, Massachusetts  02102
                       Telephone:     (617) 664-5436
                       Facsimile:     (617) 664-5368